As filed with the U.S. Securities and Exchange Commission on October 27, 2026

Securities Act File No. 333-[●]

Investment Company Act File No. 811-24233

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. ☐

SpaceCorp

(Exact name of Registrant as Specified in Charter)

8605 Santa Monica Blvd., #54207

West Hollywood, California 90069

(Address of Principal Executive Offices)

(213) 524-9594

(Registrant’s Telephone Number, including Area Code)

Joshua Marks
President
8605 Santa Monica Blvd., #54207

West Hollywood, California 90069

(Name and Address of Agent for Service)

Copies to:

Christopher P. Healey

Davis Polk & Wardwell LLP

1050 17th Street, NW

Washington, DC 20036

Tel: (202) 962-7000

Emily Roberts

Davis Polk & Wardwell LLP

900 Middlefield Road

Redwood City, CA 94063

Tel: (650) 752-2000

Oran Ebel

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Tel: (212) 450-4000

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion. Dated October 27, 2026

PRELIMINARY PROSPECTUS

[●] Shares

SpaceCorp

Common Stock

$[●] per share

The Fund. SpaceCorp (the “Fund”) is a newly organized Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an externally managed, non-diversified, closed-end investment company with limited operating history.

This is the initial public offering of the Fund’s shares of common stock, par value, $0.001 per share (the “Shares” or “common stock”), and no public market currently exists for the Shares. The Fund is offering [●] Shares. The initial public offering price of the Shares is $[●].

The Investment Objective. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved.

Listing. The Shares are expected to be listed, subject to official notice of issuance, on the New York Stock Exchange (“NYSE”) under the symbol “SPC.”

Prior History. Simultaneous with the commencement of the Fund’s operations, it is intended that FutureCorp PF I, LP, a Delaware limited partnership (the “Predecessor Fund”), with a portfolio of private investments (the “Seed Assets”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund has maintained an investment objective and investment policies that are substantially similar to those of the Fund. The Seed Assets will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment manager is FutureCorp Asset Management LLC. Neither the Adviser, FutureCorp (each as defined below) nor any of their affiliates will receive any compensation from the Fund or the Predecessor Fund in connection with the Reorganization.

The Proposed Reorganization is subject to approval by the Fund’s Board of Directors (the “Board,” and each of the directors on the Board, a “Director”) and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the existing holders of the Fund’s Shares (the “Stockholders”) and whether the interests of the Fund’s existing Stockholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. Regardless of whether the Proposed Reorganization is consummated, the Fund will invest the proceeds from the sale of Shares in accordance with its investment objective and strategies.

Investing in the Shares is speculative and involves certain risks. See “Risks” beginning on page 70 of this Prospectus. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase Shares.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share			Total(1)
Initial Public Offering Price	$	[●]		$	[●]
Sales Load(2)	$	[●]/[●]	%	$	[●]/[●]	%
Proceeds to the Fund before Expenses(3)	$	[●]		$	[●]

(notes on next page)

The Underwriter[s] expect[s] to deliver the Shares against payment in New York, New York on [●], [●].

[●]

Prospectus dated [●].

(notes continued from front cover)

(1)	The underwriter[s] are obligated to purchase all the Shares sold in the offering, which represent [●] of the Fund’s outstanding voting securities. In addition, under the terms of the Underwriting Agreement (as defined later in this Prospectus), the Fund has granted the underwriter[s] an option, exercisable within 30 days after the closing of the offering (“Closing”), to acquire up to an additional 15% of the total number of the Fund’s Shares to be offered in the offering, solely for the purpose of covering over-allotments. If this option is exercised in full, the total public offering price, sales load, and proceeds to the Fund, will be $[●], $[●] and $[●], respectively.

(2)	The underwriter[s] of this offering [, [●]] (the “Underwriter[s]”), will deduct from the gross offering proceeds a sales load of $[●], which is [●]% of the gross proceeds from the sale of the Fund’s Shares in the offering. The effect of the aggregate sales load will immediately reduce the net asset value of each Share purchased in this offering. The sales load of [●]% represents an average weighted sales load assuming that $[●] of Shares are sold in this offering. See “Summary of Fees and Expenses” and “Underwriting.”

(3)	The Fund estimates that it will incur expenses of approximately $2.5 million (approximately 1.00% of the gross proceeds) in connection with this offering, which is $[●] per share if [●] Shares are sold by the Fund in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than the sales load), FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, marketing fees, distribution fees, printing expenses, legal fees and expenses and accounting fees and expenses. The organization and offering costs will immediately reduce the NAV of each Share purchased in this offering. See “Summary of Fees and Expenses” and “Underwriting.” Any organizational and offering costs incurred prior to the closing of the initial public offering have been paid by the Adviser and will be reimbursed by the Fund. The Fund will reimburse the Adviser promptly following the offering out of the offering proceeds.

Investment Strategy and Policies. In pursuing its objective, the Fund will primarily acquire and own, under normal circumstances, equity interests in early- and late-stage private companies in the industrial space sector and its adjacent supply chain, including defense, robotics and artificial intelligence (“AI”) (the “Space Economy”), whether through primary issuances by such portfolio companies or secondary acquisitions from existing securityholders, including listed and private equity, growth and venture capital investments, structured equity and direct investments in space infrastructure and technology companies (collectively, “Space Investments”). “Space Investments” can include equity, equity-linked securities, debt securities and other interests of companies that invest in the Space Economy, including interests in private investment funds and special purpose vehicles that invest in the Space Economy, in each case where the Adviser determines that such investment is consistent with the Fund’s 80% policy. The Fund generally will seek to limit its investments in each Space Investment to no more than 20% of its assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its assets in each Space Investment in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s assets at any given point in time. The Fund intends to make direct and indirect investments in Space Investments. See “Investment Objective and Strategy.”

Concentration. The Fund expects that it will invest significantly in a full range of economic activities generated by, operating in and utilizing outer space, including the supporting supply chain and Earth-based services that depend now or in the future upon space-based inputs, such as Internet of Things (“IoT”) connectivity; autonomous vehicle navigation; precision agriculture; maritime, aviation and logistics operations; semiconductor fabrication and manufacturing; biotechnology research and compound manufacturing; emergency response and disaster management; weather forecasting and environmental monitoring; and defense and warfighter support, including communications, navigation, intelligence, surveillance and reconnaissance. Accordingly, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in the industrials, energy, materials, utilities, communication services and information technology sectors (i.e., more than 25% of the value of the Fund’s assets is expected to be invested in such industries or groups of industries). This policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. As of the date of this Prospectus, the Fund determines an issuer’s industry or group of industries by reference to its classification under the Global Industry Classification Standard (“GICS”). The concentration of the Fund’s investment positions is subject to limitations applicable to the Fund under the 1940 Act.

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in “Space Investments.” For purposes of this policy, the Fund considers “Space Investments” to include, without limitation: (i) companies involved in the design, manufacture, launch, operation or servicing of launch vehicles, satellites, spacecraft and related ground infrastructure; space-based communications, positioning, navigation and timing, earth observation, remote sensing and data services; in-space manufacturing, logistics, servicing and habitation; or defense, national security and dual-use space applications; (ii) companies that supply components, subsystems, materials, software or services used by, or designed for, companies described in clause (i); and (iii) companies that, based on the company’s publicly disclosed plans, committed capital or contracts, the Adviser expects to expand into the Space Economy. “Space Investments” can include equity, equity-linked securities, debt securities and other interests of companies that invest in the Space Economy, including interests in private investment funds and special purpose vehicles that invest in the Space Economy, in each case where the Adviser determines that such investment is consistent with the Fund’s 80% policy. The Fund’s 80% policy with respect to investments in Space Investments is not fundamental and may be changed by the Board without Stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

The Adviser. FutureCorp Asset Management LLC (in its capacity as the adviser of the Fund, the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), will serve as the Fund’s investment adviser and will be responsible for making investment decisions for the Fund’s portfolio. The Adviser is a Delaware limited liability company formed in May 2026, has limited investing history and is a wholly-owned subsidiary of FutureCorp LLC (“FutureCorp”), a Delaware limited liability company. The principal business address of the Adviser is at 505 Van Lears Run, Villanova, Pennsylvania 19085. The Adviser comprises a team of research and investment professionals, including [●], the Adviser’s Chief Investment Officer, and three other professionals. As of [●], 2026, the Adviser had approximately $[●] of assets under management.

Use of Leverage. Following the completion of this offering and the investment of the net proceeds therefrom, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act if it believes that market conditions would be conducive to the successful implementation of such a leveraging strategy. The Fund may establish one or more credit lines or warehouse lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy the Fund’s liabilities or obligations, or other permitted purposes. Any leveraging strategy will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies. The use of leverage is subject to numerous risks. When leverage is employed, the Fund’s net asset value per Share (“NAV”) and the market price of the Shares will be more volatile than if leverage was not used. The Fund cannot assure you that the use of leverage would result in a higher return on the Shares. Any leveraging strategy the Fund may employ may not be successful. See “Leverage.”

Risk Factors. An investment in the Fund is speculative with a substantial risk of loss, including risk associated with the Fund’s potential use of leverage. The Fund and the Adviser do not guarantee any level of return on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund. See “Risks” on page 70 of this Prospectus.

•	The Fund has limited operating history.

•	The Fund’s share price may be volatile and could decline significantly and rapidly.

•	Shares of closed-end investment companies frequently trade at a discount to their net asset values.

•	The Fund will have no limitation on the portion of its portfolio that may be invested in illiquid securities, and all or a substantial portion of the Fund’s portfolio is expected to be invested in such illiquid securities at all times. The Fund may invest without limitation in investments in which no active secondary market is readily available or which are otherwise illiquid.

•	An active, liquid, and orderly market for the Fund’s Shares may not develop or be sustained. You may be unable to sell your Shares at or above the price at which you purchased them, or at all.

The timing and amount of our future dividends, if any, will be determined by the Board (as defined below). Any dividends to the Stockholders will be declared out of assets legally available for distribution. The Fund intends to elect to be treated as a RIC (as defined below) for federal income tax purposes and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Distributions.”

***

You should read this Prospectus, which concisely sets forth information about the Fund that a prospective investor ought to know before investing, before deciding whether to invest in the Shares, and retain this Prospectus for future reference. A Statement of Additional Information (the “SAI”), dated [●], containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request free copies of the SAI and the Fund’s Annual and Semi-Annual Reports to Stockholders (“Stockholder Reports”), when available, or request other information about the Fund or make other stockholder inquiries, free of charge, by calling a toll-free number at [●] or writing to the Fund at 8605 Santa Monica Blvd., #54207 West Hollywood, California 90069. Copies of the Fund’s SAI and Stockholder Reports (when available) will also be available free of charge on the Fund’s website at [●]. Except as noted herein, information contained on the Fund’s website is not incorporated by reference into this Prospectus. You may also obtain the SAI, material incorporated by reference and other information about the Fund for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Neither the Fund nor the Underwriter[s] has authorized anyone to provide you with any information or to make any representations other than those contained in this Prospectus or in any free writing prospectus we have prepared and filed with the SEC. The Fund and the Underwriter[s] take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

Prospectus Summary

This summary highlights some of the information contained in this Prospectus. It is not complete and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, you should carefully read the more detailed information appearing elsewhere in this Prospectus and in the SAI.

The Fund

The Fund is a newly organized Maryland corporation, registered under the 1940 Act as an externally managed, non-diversified, closed-end investment company with limited operating history. The Fund’s shares of common stock are referred to herein as the “Shares” or “common stock.”

Simultaneous with the commencement of the Fund’s operations, it is intended that the Predecessor Fund with the Seed Assets will reorganize with and transfer substantially all of its assets and liabilities to the Fund in the Proposed Reorganization. The Predecessor Fund has maintained an investment objective and investment policies that are substantially similar to those of the Fund. The Seed Assets will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies. The Predecessor Fund’s investment manager is FutureCorp Asset Management LLC. Neither the Adviser, FutureCorp nor any of their affiliates will receive any compensation from the Fund or the Predecessor Fund in connection with the Proposed Reorganization.

The Proposed Reorganization is subject to approval by the Fund’s Board of Directors (the “Board,” and each of the directors on the Board, a “Director”) and the Predecessor Fund’s general partner. In considering whether to approve the Proposed Reorganization, the Board will consider whether participation in the Proposed Reorganization is in the best interests of the Fund’s existing Stockholders and whether the interests of the Fund’s existing Stockholders will be diluted as a result of the Proposed Reorganization. There is no guarantee that the Proposed Reorganization will be approved or consummated. Regardless of whether the Proposed Reorganization is consummated, the Fund will invest the proceeds from the sale of Shares (as defined below) in accordance with its investment objective and strategies.

Board of Directors	The Fund’s Board has overall responsibility for the management and supervision of the business operations of the Fund. The Board is comprised of 4 Directors, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”).

The Adviser	The Adviser, which is registered as an investment adviser with the SEC under the Advisers Act, will serve as the Fund’s investment adviser and will be responsible for making investment decisions for the Fund’s portfolio. The Adviser is a Delaware limited liability company formed in May 2026, has limited investing history and is a wholly-owned subsidiary of FutureCorp, a Delaware limited liability company. As of [●], the Adviser had approximately $[●] of assets under management.

Investment Team	The Adviser’s investment team is currently comprised of [●]. The investment team is responsible for selecting and evaluating all investment opportunities on behalf of the Fund.

Investment Objective	The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

In pursuing its investment objective, the Fund will primarily acquire and own, under normal circumstances, equity interests in the Space Economy and Space Investments. The Fund may also (i) invest in the equity of companies that have recently completed an initial public offering or business combination, as well as established public companies; (ii) invest in simple agreements for future equity (“SAFEs”), originate, purchase or otherwise acquire venture debt and other debt or debt-like instruments issued by such companies, including instruments convertible into, exchangeable for or issued together with equity securities or warrants; and (iii) acquire limited partner interests or other passive interests in venture capital funds and other private investment funds, including opportunity funds, continuation vehicles and special purpose vehicles formed to invest in one or more such companies, in each case where the Adviser determines that such investment is consistent with the Fund’s investment objective. In certain cases, to gain exposure to Space Investments, the Fund will invest in vehicles that hold interests in Space Investments alongside other investments. The Fund considers the Space Economy to be the full range of economic activities generated by, operating in and utilizing outer space, including the supporting supply chain and Earth-based services that depend now or in the future upon space-based inputs, such as IoT connectivity; autonomous vehicle navigation; precision agriculture; maritime, aviation and logistics operations; semiconductor fabrication and manufacturing; biotechnology research and compound manufacturing; emergency response and disaster management; weather forecasting and environmental monitoring; and defense and warfighter support, including communications, navigation, intelligence, surveillance and reconnaissance.

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in “Space Investments.” For purposes of this policy, the Fund considers “Space Investments” to include, without limitation: (i) companies involved in the design, manufacture, launch, operation or servicing of launch vehicles, satellites, spacecraft and related ground infrastructure; space-based communications, positioning, navigation and timing, earth observation, remote sensing and data services; in-space manufacturing, logistics, servicing and habitation; or defense, national security and dual-use space applications; (ii) companies that supply components, subsystems, materials, software or services used by, or designed for, companies described in clause (i); and (iii) companies that, based on the company’s publicly disclosed plans, committed capital or contracts, the Adviser expects to expand into the Space Economy. “Space Investments” can include equity, equity-linked securities, debt securities and other interests of companies that invest in the Space Economy, including interests in private investment funds and special purpose vehicles that invest in the Space Economy, in each case where the Adviser determines that such investment is consistent with the Fund’s 80% policy. The Fund’s 80% policy with respect to investments in Space Investments is not fundamental and may be changed by the Board without Stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

The Fund generally intends to hold its investments as a long-term investor, consistent with its investment objective and strategies, and, accordingly, the Fund does not expect to divest of investments on any particular timeline or upon the occurrence of any particular event. For example, the Fund expects generally to continue to hold investments in a company after an initial public offering. However, the Fund may divest of some or all of an investment as the Adviser determines to be appropriate and consistent with the Fund’s investment objective or strategies. This may occur in connection with an initial public offering or acquisition of a company, in the event the Adviser determines it is appropriate to rebalance the portfolio, where the Adviser determines that the investment is no longer performing in-line with expectations, or for any other reason in the Adviser’s discretion.

The Fund does not expect to invest more than 20% of its assets, measured at the time of investment, in the securities of any single issuer. The Fund may invest in companies at any stage of development, including early-stage and growth-stage private companies, late-stage private companies (including through secondary purchases), companies that have recently completed an initial public offering or business combination, established listed companies and non-U.S. companies. Pending investment, the Fund may hold equity interests in listed companies, mutual funds, BDCs, ETFs, money market funds, U.S. government securities, syndicated loans, investment grade or high yield bonds, and other debt instruments, and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets (including U.S. dollar-denominated stablecoins held as cash reserves), and may at times hold a significant percentage of its assets in such investments. Any investment in a transaction in which FutureCorp, the Adviser and/or their affiliates (including any special purpose acquisition company sponsored by FutureCorp) participate is subject to the limitations described under “Potential Conflicts of Interest.”

The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, meaning that it intends to invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

Consistent with the 1940 Act, the Fund is permitted to borrow money or issue debt securities or preferred stock as long as the Fund’s asset coverage is at or above 300% in accordance with the 1940 Act (i.e., the amount of debt incurred by the Fund may not exceed 33 1/3% of the value of the Fund’s assets). The Fund may establish one or more credit lines or warehouse lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy the Fund’s liabilities or obligations, or other specified purposes. The Fund may pledge its assets to secure any such borrowings. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund does not currently intend to issue preferred stock, although it may seek to do so in the future. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The Fund may invest either directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”), and references herein to the Fund’s investments also refer to any Subsidiary’s investments.

Should the Fund invest through one or more Subsidiaries, the Fund and its Stockholders will bear the organizational and operating fees, costs, expenses and liabilities of those Subsidiaries. The Fund and its Subsidiaries will have the same investment strategies and will be subject to the same investment restrictions and limitations on a consolidated basis. The Adviser will serve as investment adviser to the Fund and each Subsidiary. Each Subsidiary will adhere to the affiliated transaction and custody requirements of the 1940 Act.

The Adviser will not cause the Fund to participate in certain negotiated investments with affiliates unless the Fund has received an order from the SEC granting an exemption from Section 17 of the 1940 Act, or unless such investments fall outside the prohibitions of Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to apply for an exemptive order from the SEC that, if granted, would expand the Fund’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms).

Market Opportunity

The Adviser believes the Space Economy is primed for rapid expansion. A primary growth driver for the Space Economy has been the dramatic reduction in the cost of access to space, as well as increased capacity and the rise of multiple launch providers. According to the CSIS Aerospace Security Project, the cost of launching payloads, such as cargo and equipment, to “Low Earth Orbit” (where most satellites orbit, between 100–1200 miles above Earth) fell by a factor of approximately 20 (approximately 95%) when comparing the NASA “Space Shuttle” (NASA’s former reusable launch vehicle) (approximately $54,500/kg) to the SpaceX Falcon 9 (approximately $2,720/kg).[1] A separate NASA fiscal year 2010 Space Shuttle benchmark also supports a reduction of more than 75% relative to the cited Falcon 9 benchmark.[2] This cost decline has been driven by reusable rocket technology, with SpaceX achieving the first successful orbital-class booster landing in December 2015 and, according to its June 2026 initial public offering prospectus, reporting approximately 650 orbital launches and a mission success rate above 99% in those materials, as well as advances in manufacturing processes, including 3D-printed rocket components and mass-manufactured satellite subsystems.[3]

Launch Economics and Access to Space

The growing number of providers has increased launch competition, expanded payload capacity and enabled faster launch schedules: According to BryceTech, a space and technology analytics firm, 325 orbital launches were conducted worldwide in 2025, an increase of approximately 25% over 2024, deploying 4,544 spacecraft.[4] Blue Origin’s New Glenn vehicle reached orbit on its first flight in January 2025, achieved its first successful booster landing in November 2025 and reused a booster on its third mission in April 2026, although that mission placed its customer’s satellite below the planned orbit.[5] Blue Origin stated on June 30 that it expected to return New Glenn to flight by the end of 2026.[6] Rocket Lab completed 21 consecutive successful Electron launches in 2025 and had flown 96 Electron missions in total as of September 19, 2026.[7]

Therefore, the Adviser expects new launch technologies to compound capacity growth and accelerate innovative space applications. SpaceX’s Starship vehicle, which had completed 12 flight tests as reported in SpaceX’s June 2026 IPO materials, is designed in its V3 configuration to deliver approximately 100 metric tons per launch to Low Earth Orbit in a fully reusable configuration, and SpaceX has stated that it aims to reduce the cost to reach orbit by 99% or more relative to the historical average launch cost.[8] Goldman Sachs projects Starship launch costs of approximately $183 per kilogram in 2030, as reported by AEI, a public policy research institution.[9]

The Adviser’s September 21, 2026 model estimates annual global payload demand for launch at 349 metric tons in 2015 and 2,823 metric tons in 2025, and projects 13,876 metric tons in 2030, approximately 40 times the 2015 level.[10] The 2015 figure uses historical launched payload mass as a proxy for realized demand; the 2025 figure is a reconstructed estimate.[10] The 2030 projection reflects assumptions about constellation deployment and replacement, government programs, space station logistics, lunar refueling and emerging applications, including orbital computing. Actual demand may differ materially from these estimates.[10]

Expanding Commercial Application

The Adviser believes economic access to launch, accelerating government spending and fast-growing capital investment in space, together, enable new private sector opportunities and business models across a wide range of space-to-space and space-to-ground services. These include launch services and reusable vehicles; satellite hardware and subsystems; positioning, navigation, timing and connectivity; space habitats and human presence infrastructure; space-related manufacturing and its supply chains; in-space commerce, logistics and servicing; in-orbit manufacturing and computing; earth observation, remote sensing and geospatial intelligence; space-based telecommunications; and defense, national security and dual-use space applications.

The Adviser believes that the range of activities involved in the industrial space sector—including the infrastructure, manufacturing and services that enable activity in space and connect that activity to customers on Earth—creates investment opportunities across businesses serving commercial and government customers.

Government and Sovereign Demand

Geopolitical developments have further underscored the strategic importance of space for defense and national security, with increased government funding for space programs. The Russian direct-ascent anti-satellite missile test of November 2021 and the cyberattack on Viasat’s Ka-SAT network on February 24, 2022, the day Russia invaded Ukraine, are among numerous incidents demonstrating both the vulnerabilities and the centrality of space assets to modern warfare.[11] As a result, space has become a growing strategic and budgetary priority for governments worldwide. According to Novaspace, a space industry consulting and analytics firm, governments spent approximately $137.4 billion on space in 2025, of which approximately $73.5 billion (54%) was directed toward defense.[12]

The U.S. Space Force’s fiscal year 2026 budget totaled approximately $32 billion, comprising approximately $26.1 billion in base appropriations and approximately $5.9 billion in reconciliation funding, and the current U.S. presidential administration’s fiscal year 2027 budget request proposes approximately $71.3 billion for the Space Force, including approximately $12.1 billion in proposed reconciliation funding, as reported by the Aerospace Corporation’s Center for Space Policy and Strategy.[13] Separately, on June 24, 2026, the House Appropriations Committee approved a fiscal year 2027 defense spending bill including approximately $55.5 billion for the Space Force.[14] NASA’s fiscal year 2026 budget was enacted at approximately $24.4 billion.[15] The fiscal year 2026 defense appropriations act, enacted in February 2026, directed approximately $13.4 billion to augment and integrate space and missile defense systems associated with the “Golden Dome” homeland missile defense initiative.[16] In August 2026, the Department of War described a $185 billion requirement to deliver Golden Dome.[17] This is a stated program delivery requirement, not a single-year appropriation or a contract award to commercial space companies.[17]

In December 2025, the U.S. Space Development Agency awarded approximately $3.5 billion in contracts to L3Harris Technologies, Lockheed Martin, Northrop Grumman and Rocket Lab for 72 satellites in the Tracking Layer Tranche 3 of the Proliferated Warfighter Space Architecture, a proliferated low Earth orbit constellation; deployment of Tranche 1 continued through 2026, with 63 Tranche 1 satellites on orbit following the third Tranche 1 launch in July 2026, and Tranche 3 satellites are planned to begin launching in fiscal year 2029.[18]

The U.S. government is also diversifying awards to include newer entrants. In April 2026, Space Systems Command, the U.S. Space Force’s procurement arm, selected 14 vendors, including Anduril Industries, Astranis, True Anomaly, Turion Space and Quantum Space alongside established primes, for the Andromeda space domain awareness contract vehicle, a Space Force surveillance satellite procurement program.[19] In May 2026, selected vendor Intuitive Machines reported an anticipated $6.2 billion ceiling for the vehicle. A contract ceiling is a maximum potential amount and does not represent orders or revenue awarded to any one vendor.[19] Separately, in April 2025, Space Systems Command selected Blue Origin, alongside SpaceX and United Launch Alliance, for National Security Space Launch Phase 3 Lane 2, with approximately $2.4 billion anticipated for seven Blue Origin missions; and Impulse Space received a follow-on award for two additional missions in August 2026.[19]

Space is a contested domain: the Adviser believes government contracts fund technology development and support demand. NASA’s commercial resupply and crew programs illustrate the purchase of services from commercial providers, including the use of fixed-price contracts in the commercial crew program.[20] The National Reconnaissance Office’s Electro-Optical Commercial Layer program has a potential value of approximately $4 billion. In addition, the National Reconnaissance Office, a U.S. intelligence satellite agency, has recently made Radar Commercial Augmentation awards, including an award to ICEYE US, a commercial radar satellite company. Government budgets, multiyear commitments and contract ceilings cover different periods and purposes and should not be added together as annual addressable revenue.[21]

In addition, global governments are increasingly pursuing sovereign space capabilities. In November 2025, the member states of the European Space Agency subscribed a record €22.3 billion at the agency’s Ministerial Council, an increase of approximately 31% over the 2022 Ministerial Council, and affirmed that ESA activities may support non-aggressive defense purposes, alongside a “European Resilience from Space” initiative.[22] The Adviser believes these developments are driving sustained demand across public- and private-sector companies and their supply chains for satellites, subsystems and the specialized materials used in space-grade high-volume manufacturing, and are catalyzing sustained demand for both enabling technologies, such as launch vehicles, satellites and sensors, and downstream applications, including analytics and intelligence services.

Private Investment and Commercialization

Private investment in the space sector to fund research and development, commercial programs and manufacturing has expanded significantly, positioning privately-held space companies to benefit from both commercial and government demand. According to Space Capital, a space-focused venture capital firm, approximately $488 billion had been invested across the space economy since 2009 through the second quarter of 2026.[23] Annual private investment reached a record of approximately $55.3 billion in 2025, more than double the approximately $26 billion invested in 2024, and the pace accelerated in the first half of 2026, with approximately $36 billion invested across 148 companies in the first quarter and approximately $32 billion across 129 companies in the second quarter.[23]

A separate measure, Seraphim’s SpaceTech investment tracker, reported approximately $3 billion invested in 2018 and approximately $23 billion in the twelve months preceding June 2026, approximately 7.7 times the 2018 amount.[24] The latter observation is a trailing-twelve-month total, rather than a calendar-year amount. Seraphim and Space Capital use different investment universes and methodologies; their figures are not interchangeable or additive.[24]

Recent company financings illustrate the scale of capital available to selected private industrial space businesses. Apex announced more than $200 million of growth financing in June 2026 at a $2.3 billion valuation.[25] Impulse Space announced a $308 million extension in September 2026 that increased its Series D financing to $808 million.[26] Astranis announced $300 million of Series E equity financing in May 2026 and a separate delayed-draw debt facility of up to $155 million; the facility amount does not represent debt already drawn.[27] Stoke Space announced the initial closing of a $1 billion Series E financing in September 2026.[28] Vast announced $500 million of financing in March 2026, comprising $300 million of equity and $200 million of debt.[29]

Other examples include ICEYE’s announcement of €450 million of primary equity financing in June 2026, subject to closing conditions; Starcloud’s $250 million Series A extension in August 2026; and True Anomaly’s $650 million financing in April 2026, including $50 million of debt.[30] These examples are company-reported transactions, not a comprehensive sample, and financing amounts and reported company valuations are not measures of realized investment returns.

The scope of private space activity has also broadened beyond traditional satellite and launch segments. Applications that were historically the exclusive domain of government agencies are increasingly being developed and operated by private companies. In addition, private companies are pursuing novel commercial applications in space, including pharmaceutical and biotechnology research in microgravity, in-orbit manufacturing of specialty materials and in-orbit data centers for cloud computing and artificial intelligence workloads. Varda Space Industries has returned capsules from orbit since February 2024 and is developing pharmaceutical processing in microgravity, and Starcloud launched a satellite carrying an NVIDIA H100 graphics processing unit in November 2025 and has since performed artificial intelligence inference and training in orbit.[31] The Adviser believes these developments reflect an acceleration in privately-funded space activity, with private capital now complementing government spending as a major catalyst for sector growth.

Technical milestones provide further evidence of progress toward commercialization, while leaving substantial execution risk. K2 Space reported its Gravitas satellite platform operating in orbit in March 2026.[32] Impulse Space and Starfish Space reported an autonomous rendezvous and proximity mission in December 2025 that demonstrated capabilities relevant to future orbital servicing; it was not a docking or towing demonstration.[33] Vast reported that Haven Demo completed 49 in-orbit test objectives in February 2026, supporting development of its planned space stations rather than establishing commercial station operations.[34] ICEYE reported commercial operation of its Gen4 radar satellites with imagery resolution as fine as 16 centimeters.[35] Such milestones are specific to the technologies tested and do not establish the commercial viability of an entire company or market.

Public Market Access and the Investment Opportunity

With the sector’s growth and strategic significance, the Adviser believes numerous high-potential space companies will seek public market access, and 2026 has seen that trend begin. SpaceX completed the largest initial public offering in history in June 2026, pricing at $135 per share, an equity valuation of approximately $1.77 trillion on a base-offering share-count basis, and listing on Nasdaq under the symbol SPCX.[36] HawkEye 360 completed a $416 million initial public offering on the New York Stock Exchange in May 2026,[37] and Quantum Space and Ursa Major announced business combinations with special purpose acquisition companies in June and August 2026, respectively.[38] Consolidation has also accelerated, with Amazon announcing an agreement to acquire Globalstar for approximately $11.6 billion in April 2026 and Rocket Lab announcing an approximately $8 billion agreement to acquire Iridium Communications in June 2026. These announced acquisitions remained subject to completion; Rocket Lab’s September 15 financing announcement described its Iridium acquisition as pending.[39]

In its research cohort dated September 9, 2026, the Adviser identified 61 privately held industrial space companies that had raised more than $25 million in documented closed equity and debt financing or achieved a reported valuation of at least $1 billion.[40] Of these, 42 had more than $100 million in documented closed equity and debt financing or a reported valuation of at least $1 billion.[40] The Adviser believes 60 or more industrial space companies are growing toward potential initial public offerings in coming years.

The Adviser believes that public market listings provide these companies and other fast-growing space ventures not only with access to capital for growth but also with the reporting transparency and governance standards that can enhance credibility with government agencies and private sector customers seeking to evaluate the financial stability and operational performance of their counterparties. The Adviser further believes that well-positioned companies with differentiated technologies, scalable business models and clear paths to commercialization will continue to attract significant investor interest and represent compelling investment opportunities for the Fund.

Further Market Growth Drivers

The Adviser also believes that Space Economy market growth will continue to accelerate. First, the Adviser believes the convergence of artificial intelligence and in-orbit data processing represents a significant new category of commercial opportunity. In-orbit computing infrastructure may offer latency advantages for certain applications. At the signal propagation level, because light propagates approximately 31% more slowly in standard silica optical fiber than in a vacuum, signals traveling through free space propagate approximately 45% faster over an equal distance than through standard silica fiber.[41] End-to-end latency also depends on path length, routing, ground links and processing.[41] Hosting AI engines from space has the potential to reduce latency for time-sensitive applications, including defense, where the U.S. Space Development Agency is developing missile tracking and fire-control capabilities, and disaster response, where the Adviser believes on-board satellite processing can substantially reduce data transmission requirements as compared to ground-based processing.[42]

Second, prominent technology companies are investing heavily to claim first-mover advantages in space-based services and infrastructure: Amazon has committed approximately $10 billion to its satellite broadband constellation, now known as Amazon Leo, which had more than 375 production satellites in orbit by mid-2026,[43] and, according to SpaceX’s initial public offering prospectus, Starlink served approximately 10.3 million subscribers across 164 countries, territories and other markets as of March 31, 2026, up from approximately 4.4 million subscribers at year-end 2024.[44] The Adviser believes these dynamics reflect a broader competitive environment in which major private sector participants view privately funded space as a generational opportunity. The Adviser also believes first-movers may obtain competitive advantages through timely spectrum filings, regulatory coordination and deployment. International Telecommunication Union procedures include coordination and bringing-into-use requirements and, for relevant non-geostationary systems, deployment milestones; a filing does not by itself confer an unconditional exclusive right to an orbital position or spectrum.[45]
**
(1)	CSIS Aerospace Security Project, Space Launch to Low Earth Orbit. Historical vehicle comparison, available at: https://aerospace.csis.org/data/space-launch-to-low-earth-orbit-how-much-does-it-cost/.
(2)	NASA Space Shuttle Era Facts, July 2011, available at: https://www3.nasa.gov/centers/kennedy/pdf/566510main_shuttle-era-facts-2.pdf; Jones/NASA Ames, The Impact of Lower Launch Cost on Space Life Support, 2018, available at: https://ntrs.nasa.gov/api/citations/20180007067/downloads/20180007067.pdf.
(3)	SpaceX SEC-filed IPO roadshow, June 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026040610/spacexfwp.htm.
(4)	BryceTech, Orbital Launches Year in Review 2025, available at: https://brycetech.com/reports/report-documents/global-orbital-activity-2025/.
(5)	AST SpaceMobile, BlueBird 7 launch statement, available at: https://www.businesswire.com/news/home/20260419512905/en/AST-SpaceMobile-Addresses-Todays-Orbital-Launch-of-BlueBird-7-on-the-New-Glenn-Launch-Vehicle.
(6)	Blue Origin, New Glenn reaches orbit, January 16, 2025, available at: https://www.blueorigin.com/news/new-glenn-ng-1-mission. Blue Origin, New Glenn launches NASA ESCAPADE, November 13, 2025, available at: https://www.blueorigin.com/news/new-glenn-launches-nasa-escapade-lands-fully-reusable-booster. Blue Origin, New Glenn Return to Flight, June 30, 2026. available at: https://www.blueorigin.com/news/new-glenn-return-to-flight.
(7)	Rocket Lab 2025 annual results, February 26, 2026, available at: https://investors.rocketlabcorp.com/static-files/57a8d0da-27ff-499c-8d85-18907743b7a8. Rocket Lab, 96th Electron mission, September 19, 2026, available at: https://investors.rocketlabcorp.com/node/13331/pdf.
(8)	SpaceX SEC-filed free writing prospectus, June 4, 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026041013/japanfwp_06042026.htm. SpaceX SEC-filed IPO roadshow, June 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026040610/spacexfwp.htm.
(9)	James Pethokoukis, “Wall Street on SpaceX: Everything Depends on Starship. And They’re Right,” AEI / Faster, Please!, July 7, 2026, available at: https://www.aei.org/commentary/wall-street-on-spacex-everything-depends-on-starship-and-theyre-right/.

(10)	FutureCorp, Global Launch Supply Versus Demand model, September 21, 2026, available at: https://planet4589.org/space/gcat/tsv/cat/satcat.tsv.
(11)	US Space Command, Russian ASAT missile test, November 15, 2021, available at: https://www.spacecom.mil/Newsroom/News/Article-Display/Article/2842957/russian-direct-ascent-anti-satellite-missile-test-creates-significant-long-last/. Viasat, KA-SAT Network cyber attack overview, February 24, 2022, available at: https://www.viasat.com/perspectives/corporate/2022/ka-sat-network-cyber-attack-overview/.
(12)	Novaspace, Global Space Spending Reaches $137B, January 20, 2026, available at: https://nova.space/press-release/global-space-spending-reaches-137b-marking-a-defense-led-era/.
(13)	Aerospace FY2027 Defense Space Budget Brief, available at: https://csps.aerospace.org/sites/default/files/2026-08/Wilson_FY27BudgetBrief_20260817.pdf.
(14)	Sandra Erwin, SpaceNews, House Appropriations Committee approves $55.5 billion for U.S. Space Force, June 25, 2026 available at: https://space4peace.org/house-appropriations-committee-approves-55-5-billion-for-u-s-space-force/; https://spacenews.com/house-appropriations-committee-approves-55-5-billion-for-u-s-space-force/.
(15)	NASA Fiscal Year 2027 Agency Fact Sheet, April 2026, available at: https://www.nasa.gov/wp-content/uploads/2026/04/fiscal-year-2027-agency-fact-sheet.pdf.
(16)	House Appropriations Committee FY2026 Defense bill summary, available at: https://appropriations.house.gov/sites/evo-subsites/republicans-appropriations.house.gov/files/evo-media-document/final-fy26-defense-minibus-4-summary.pdf.
(17)	Golden Dome industry hub release, August 11, 2026, available at: https://ebs.publicnow.com/view/6CC22E55328E92486CA2FF8014D15CC23EB26B90. https://www.war.gov/News/Releases/Release/Article/4568639/department-of-war-launches-the-golden-dome-for-america-hub-to-accelerate-indust/.
(18)	SDA, 72 Tracking Layer Tranche 3 awards, December 19, 2025, available at: https://www.sda.mil/space-development-agency-makes-awards-to-build-72-tracking-layer-satellites-for-tranche-3/. SDA, Third Tranche 1 launch, July 16, 2026, available at: https://www.sda.mil/space-development-agency-successfully-completes-third-launch-of-tranche-1-satellites/.
(19)	Space Systems Command, next-generation proliferated surveillance, April 2026, available at: https://www.ssc.spaceforce.mil/Newsroom/Article-Display/Article/4459812/ensuring-space-superiority-ussf-moves-to-deliver-next-gen-proliferated-surveill. Intuitive Machines Q1 2026 financial results, May 14, 2026, available at: https://investors.intuitivemachines.com/news-releases/news-release-details/intuitive-machines-reports-first-quarter-2026-financial-results. US Space Force NSSL Phase 3 Lane 2 awards, April 4, 2025, available at: https://www.spaceforce.mil/News/Article-Display/Article/4146459/space-systems-command-awards-national-security-space-launch-phase-3-lane-2-cont/. Impulse Space additional VICTUS SALO missions, August 13, 2026, available at: https://www.impulsespace.com/updates/impulse-space-selected-by-space-systems-command-to-support-additional-victus-salo-missions.
(20)	NASA, Commercial Resupply Services Overview, available at: https://www.nasa.gov/commercial-resupply-services-overview/. GAO, Commercial Crew Program, GAO-18-317T, January 17, 2018, available at: https://www.gao.gov/products/gao-18-317t.
(21)	GAO commercial satellite imagery, August 2026, available at: https://files.gao.gov/reports/GAO-26-107959/index.html. NRO operational radar awards. available at: https://www.nro.gov/news-media-featured-stories/news-media-press-releases/Archived-Press-Releases/Press-Release-Article/Article/4564398/nro-awards-operational-radar-commercial-augmentation-contracts/.

(22)	ESA, ESA Member States commit to largest contributions at Ministerial, November 27, 2025, updated December 2, 2025, available at: https://www.esa.int/About_Us/Corporate_news/ESA_Member_States_commit_to_largest_contributions_at_Ministerial.
(23)	Space Capital, Space IQ dashboard, data through Q2 2026, available at: https://www.spacecapital.com/space-iq. Space Capital Q4 2025 report announcement, January 2026, available at: https://www.linkedin.com/posts/spacecapital_the-q4-2025-space-iq-report-is-now-live-activity-7417204018520768512--y3O. Via Satellite, Space Capital Tracks Rebound in Space Investment, January 23, 2025, available at: https://www.satellitetoday.com/finance/2025/01/23/space-capital-tracks-rebound-in-space-investment-in-24-expects-more-interest-in-25/. Space Capital and Nasdaq, May 6, 2026, available at: https://www.spacecapital.com/blogs/space-capital-and-nasdaq. Space Capital, Space IQ Q2 2026, July 15, 2026, available at: https://www.spacecapital.com/reports/space-investment-quarterly-q2-2026.
(24)	Seraphim Q4 2025 Index, available at: https://seraphim.vc/wp-content/uploads/2026/01/Seraphim-Index-Q4-2025.pdf. Seraphim SpaceTech Investment Tracker Q2 2026, available at: https:/seraphim.vc/seraphim-spacetech-investment-tracker/.
(25)	Apex June 2026 growth financing, available at: https://www.apexspace.com/news/apex-announces-additional-fundraising-at-2b-valuation-to-scale-high-rate-satellite-production-for-proliferated-constellations.
(26)	Impulse Series D extension, available at: https://www.impulsespace.com/updates/impulse-space-announces-308-million-series-d-extension-to-meet-increasing-demand-for-in-space-mobility.
(27)	Astranis financing announcement, May 6, 2026, available at: https://www.astranis.com/blog/series-e-raise-advanced-high-orbit-spacecraft.
(28)	Stoke Series E, September 8, 2026, available at: https://www.stokespace.com/news/stoke-space-series-e.
(29)	Vast March 2026 financing, available at: https://vastspace.com/updates/vast-secures-500m-in-funding-to-accelerate-production-of-haven-space-stations.
(30)	ICEYE June 9, 2026 financing, available at: https://www.iceye.com/newsroom/press-releases/iceye-leads-a-new-era-of-sovereign-intelligence-from-space-with-1b-funding-round. Starcloud August 21, 2026 issuer release, available at: https://www.businesswire.com/news/home/20260821884035/en/Starcloud-Raises-$250-Million-at-$2.3-Billion-Valuation-to-Scale-AI-with-Orbital-Data-Centers. True Anomaly April 28 2026 financing, available at: https://www.trueanomaly.space/newsroom/our-series-d-fundraise-650m-raised-to-accelerate-space-superiority-at-scale.
(31)	NASA Helps Emerging Space Companies Take the Heat, March 7, 2024, available at: https://www.nasa.gov/general/nasa-helps-emerging-space-companies-take-the-heat/. Varda media and mission announcements, available at: https://www.varda.com/media?4d6db1db_page=4. Starcloud 1 mission, available at: https://www.starcloud.com/starcloud-1.
(32)	K2 Space satellites, available at: https://www.k2space.com/satellites.
(33)	Impulse/Starfish rendezvous demonstration, available at: https://www.impulsespace.com/updates/starfish-space-completes-autonomous-rendezvous-and-proximity-mission-in-leo-with-impulse-space.
(34)	Vast Haven Demo mission completion, available at: https://www.vastspace.com/updates/haven-demo-mission-complete-successful-deorbit-validates-path-to-haven-1.
(35)	ICEYE Gen4 commercial operations, available at: https://www.iceye.com/newsroom/press-releases/iceye-launches-high-performance-gen4-satellite-for-commercial-operations?hs_amp=true.
(36)	SpaceX June 30 2026 SEC report, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026052535/spcx-20260630.htm; https://www.sec.gov/Archives/edgar/data/1181412/000162828026040874/spacexukfwp.htm.
(37)	NYSE content update, HawkEye 360 IPO, May 2026, available at: https://www.prnewswire.co.uk/news-releases/nyse-content-update-hawkeye-360-to-start-trading-after-its-416-million-ipo-302765618.html.
(38)	Inflection Point Acquisition VI Form 8-K, June 8, 2026, available at: https://www.sec.gov/Archives/edgar/data/2102041/000121390026066027/ea0293891-8k425_inflect6.htm. Ursa Major to Go Public, August 25, 2026, available at: https://ursamajor.com/media/press-release/ursa-major-to-go-public/.

(39)	Amazon to acquire Globalstar, April 14, 2026, available at: https://press.aboutamazon.com/2026/4/amazon-to-acquire-globalstar-and-expand-amazon-leo-satellite-network. Rocket Lab acquisition of Iridium, June 29, 2026, https://investors.rocketlabcorp.com/node/12841/pdf. Rocket Lab, Iridium acquisition financing, September 15, 2026, available at: https://investors.rocketlabcorp.com/node/13301/pdf.
(40)	Supplied 70-company research panel, as of September 9, 2026.
(41)	Poletti et al., Towards high-capacity fibre-optic communications at the speed of light in vacuum, Nature Photonics, 2013, available at: https://eprints.soton.ac.uk/351369/.
(42)	SDA, 72 Tracking Layer Tranche 3 awards, available at: https://www.sda.mil/space-development-agency-makes-awards-to-build-72-tracking-layer-satellites-for-tranche-3/. NASA, software could help prepare satellite data for disaster first responders, available at: https://esto.nasa.gov/nasa-software-could-help-prepare-satellite-data-for-disaster-first-responders/.
(43)	Amazon economic impact in the US 2025, available at: https://www.aboutamazon.com/news/policy-news-views/amazons-economic-impact-in-the-us-2025. Amazon, satellite technician career program, May 29, 2026, available at: https://www.aboutamazon.com/news/amazon-leo/amazon-career-choice-satellite-technicians-space-launch.
(44)	SpaceX SEC-filed IPO roadshow, June 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026040610/spacexfwp.htm.
(45)	ITU, Regulation of Satellite Systems, available at: https://www.itu.int/en/mediacentre/backgrounders/Pages/Regulation-of-Satellite-Systems.aspx. ITU, Non-geostationary satellite systems, available at: https://www.itu.int/en/mediacentre/backgrounders/Pages/Non-geostationary-satellite-systems.aspx.

Listing and Symbol	The Shares are expected to be listed, subject to official notice of issuance, on the NYSE under the symbol “SPC.” See “Description of Shares.”

Principal Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. The following information is a discussion of the known material risk factors associated with an investment in the Shares specifically. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund. There is no assurance that the Fund will meet its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Therefore, you should consider the risks of investing in the Fund prior to making an investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Private Companies Risk

Investments in private companies involve a high degree of business and financial risk that can result in substantial losses.

Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is a risk that the Fund may invest on the basis of incomplete or inaccurate information, and will not be able to adequately monitor the performance of its investments, which may adversely affect the Fund’s investment performance. It also is more difficult to value private investments compared to public investments because there is less information available about private companies. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies. As a result, the Fund’s NAV could significantly increase or decrease if the Fund learns of new material information regarding a private company, particularly if the company comprises a significant portion of the Fund’s portfolio. Additionally, the Fund will only value its investments on a periodic basis. To the extent that new material information regarding a private company in which the Fund has invested becomes public, the trading price of the Fund’s shares could fluctuate significantly, including potentially causing the Fund’s shares to trade at a discount or premium to the most recently published NAV. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Private Vehicles Risk

The Fund may invest in privately offered pooled investment funds and similar investment vehicles managed by unaffiliated third parties, including special purpose vehicles (“SPVs”), venture funds and private equity funds, limited liability companies, limited partnerships, pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and other vehicles (each, a “Private Vehicle”). The Fund may also invest in another sponsor’s “continuation vehicle,” which acquires assets from an existing fund of such sponsor, and in which other FutureCorp funds invest. Private Vehicles interests are expected to be illiquid and subject to restricted marketability, and the realization of investments from them may take considerable time and/or be costly. In addition, certain private companies may impose broad transfer restrictions on their equity securities. These restrictions may extend to the ability of a Private Vehicle that invests in such private company to admit new investors, meaning that the Fund may be unable to invest in a Private Vehicle without the consent of the underlying private company. There can be no assurance that such consent will be granted, which may limit the Fund’s ability to gain exposure to certain private companies. The Fund expects to invest in Private Vehicles, including SPVs, that provide exposure to Space Investments (as defined below).

Some of the Private Vehicles in which the Fund invests may have only limited operating histories. Although the Adviser will seek to receive detailed information from each Private Vehicle regarding its business strategy and any performance history, including audited financial statements, in most cases the Adviser will have little or no means of independently verifying this information. The Fund may in its sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where the Fund believes that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as where the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there therefore may be a shorter due diligence process. Lastly, Private Vehicles may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Private Vehicles and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Private Vehicles. Then, as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Private Vehicles’ investments are successful.

Private Vehicle interests are ordinarily valued based upon valuations provided by the manager or general partner of the Private Vehicle (a “Private Vehicle Manager”), which may be received on a delayed basis. Certain securities in which the Private Vehicles invest may not have a readily ascertainable market price and are fair valued by the Private Vehicle Managers. A Private Vehicle Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Private Vehicle Manager’s compensation.

The Fund will pay asset-based or commitment-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Private Vehicles. Such fees and performance-based compensation are in addition to the Fund’s own Management Fee (as defined below). In addition, performance-based fees charged by Private Vehicle Managers may create incentives for the Private Vehicle Managers to make risky investments, and may be payable by the Fund to a Private Vehicle Manager based on a Private Vehicle’s positive returns even if the Fund’s overall returns are negative. Stockholders will indirectly bear a proportionate share of the fees and expenses of the Private Vehicles, in addition to a proportionate share of the expenses of the Fund.

The Fund may be precluded from acquiring an interest in certain Private Vehicles due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Private Vehicles or as a percentage of the overall capitalization of the Private Vehicle. The Adviser also may refrain from including a Private Vehicle in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, if any, such as a capital commitment to a Private Vehicle or as part of a direct investment. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Private Vehicles or direct investments than other clients of the Adviser.

Although the Fund will be an investor in a Private Vehicle, Stockholders will not themselves be equity holders of that Private Vehicle and will not be entitled to enforce any rights directly against the Private Vehicle or the Private Vehicle Manager or assert claims directly against any Private Vehicles, the Private Vehicle Managers or their respective affiliates. Stockholders will have no right to receive the information issued by the Private Vehicles that may be available to the Fund as an investor in the Private Vehicles. In addition, Private Vehicles generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Private Vehicles, will not have the benefit of the protections afforded by the 1940 Act. Private Vehicle Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Private Vehicles managed by such Private Vehicle Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Commitments to Private Vehicles generally are not immediately invested. Instead, committed amounts are drawn down by Private Vehicles and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Private Vehicle’s drawdowns. During this period, investments made early in a Private Vehicle’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Private Vehicles do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Private Vehicle. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Private Vehicles. This may result in the Fund making commitments to Private Vehicles in an aggregate amount that exceeds the total amounts invested by Stockholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Private Vehicle will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Private Vehicles.

The Fund is subject to the risks associated with its Private Vehicles’ underlying investments. The investments made by Private Vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Private Vehicle invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

The Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in certain industries or groups of industries. Accordingly, a Private Vehicle Manager may focus on a particular industry or sector which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Private Vehicle Manager may focus on a particular country or geographic region, which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Private Vehicles may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Private Vehicle may invest. The success of each investment made by a Private Vehicle will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

The Fund may make secondary investments in Private Vehicles by acquiring the interests in the Private Vehicles from existing investors in such Private Vehicles (and not from the issuers of such investments). In such instances, as the Fund will not be acquiring such interests directly from the Private Vehicle, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of secondary investment opportunities in Private Vehicles that will be presented to the Fund.

In addition, valuation of secondary investments in Private Vehicles may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Private Vehicles may own securities. Moreover, the purchase price of secondary investments in such Private Vehicles generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase secondary investments in Private Vehicles at attractive discounts to their respective net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its secondary investments, the structure of such acquisitions and the overall success of the Private Vehicle.

The valuation of the Fund’s secondary investments in Private Vehicles is ordinarily determined based upon valuations provided by the Private Vehicle Managers, when available, and is subject to the same risks associated with the reliance on valuations provided by the Private Vehicle Managers as the primary investments in Private Vehicles.

At times, the Fund may have the opportunity to acquire a portfolio of Private Vehicle interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Private Vehicle interests may be less attractive than others, and certain of the Private Vehicle Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those secondary investments which the Adviser considers (for commercial, tax, legal or other reasons) less attractive.

In the cases where the Fund acquires an interest in a Private Vehicle through a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest and will be exposed to existing and contingent liabilities of the Private Vehicle.

The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of Private Vehicles to pursue their investment strategies.

Early-Stage Companies Risk

Early-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing, which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small. Given the rapid timelines often associated with early-stage technology companies, and the inherently limited information available on early-stage companies, the Adviser’s evaluation of a given opportunity is generally conducted on an expedited basis, which creates heightened risk for investors in such early-stage companies.

Medium and Late-Stage Companies Risk

The Fund is subject to risks associated with investments in medium- and late-stage companies. Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

SAFEs Risk

SAFEs do not represent an equity ownership interest at the time of investment, and it is uncertain if SAFEs will provide such exposure in the future. They are designed for early-stage, high-growth startup companies that are expected to raise additional capital in the future. If such growth or financing does not occur, the economic assumptions underlying the investment may not be realized. Unlike common stock, SAFEs do not provide holders with any current ownership rights, including voting rights or rights to dividends, and instead represent only a contractual right to receive equity in the future upon the occurrence of specified triggering events, such as a future equity financing, acquisition, or initial public offering, which may not occur. If such triggering events do not occur, the Fund may never receive equity securities and could lose its entire investment. In certain circumstances, a portfolio company may raise additional capital through alternative financing structures that do not trigger conversion. Even if a triggering event occurs, the terms governing conversion may be complex and highly variable, including valuation caps, discounts, or other mechanisms, such as most favored nation or pro rata provisions, that may significantly affect the amount and value of equity ultimately received.

The valuation for the company used in the conversion of the SAFEs will be determined by the investors investing in the next priced equity financing round that triggers conversion of the SAFEs, which valuation may not be known by the Fund or an accurate reflection of the valuation of the company at that time.

A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Fund’s investment in the company that issued the SAFE may change significantly, impacting the Fund’s NAV per share and potentially the trading price for the Shares. Because SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.

Equity Securities Risk

The Fund will invest in equity securities, including equity securities of public companies. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Equity securities of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by the Fund. The value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the equity securities held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, technological developments, contractions in governmental expenditures, the value of its assets and reduced demand for its goods and services. Also, equity securities and equity-related securities may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of any equity securities to which the Fund has exposure. The value of the equity securities the Fund holds may also fluctuate because of changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

The Fund may invest in equity-related securities, including SAFEs, convertible notes and warrants. The Fund may also invest in junior classes of equity, including common stock and junior series of preferred stock, that rank at or near the bottom of a portfolio company’s capital structure. Holders of senior preferred stock, debt and other senior claims generally have priority in a liquidation, sale or other exit, and liquidation preferences, participation rights and similar terms can leave little or no value for junior equity even when a company is sold at a substantial price. As a result, the value of the Fund’s junior equity investments may fall sharply, or to zero, in response to adverse company or market events.

The equity interests the Fund invests in may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

Public Company Risk

The trading price of the equity securities of the public companies in which the Fund invests may be volatile and subject to wide fluctuations in response to various factors, including the public company’s financial condition and operating results, changes in the public company’s business or future prospects, technological innovations, announcements by the public company or its competitors, changes in the regulatory environment, harm to the public company’s brand and reputation and broader market or economic conditions. Additionally, public companies that have experienced volatility in the market price of their stock have been subject to securities litigation, including class action litigation. Such matters could be costly and time-consuming and could divert management’s attention from executing the public company’s strategic initiatives and operating its business. Any adverse judgments, settlements or regulatory penalties could result in substantial financial costs, reputational harm and operational disruptions. The mere initiation of litigation or government inquiries, regardless of the outcome, could negatively impact investor confidence and the public company’s stock price. Public companies also have significant requirements for enhanced financial reporting and internal controls. The process of designing and implementing effective internal controls is a continuous effort that requires public companies to expend significant resources to maintain a system of internal controls that is adequate to satisfy their reporting obligations as a public company. Any material weaknesses could result in a material misstatement of the public company’s annual or quarterly consolidated financial statements or disclosures that may not be prevented or detected, which can further negatively affect the public company’s share price.

Technological Innovations Risk

Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/or its portfolio investments or alter the market practices the Fund’s strategy has been designed to function within and on which the Fund’s strategy depends for investment return. Moreover, given the pace of innovation in recent years, such technological innovation may adversely impact the Fund and/or its portfolio companies in a manner that may not have been foreseen, or foreseeable, at the time the Fund made any applicable investment. Any of these technological innovations could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Additionally, the Adviser could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Non-Diversification Risk

The Fund is classified as non-diversified for purposes of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. The Fund intends to assume large positions in the securities of a small number of issuers. Accordingly, the Fund’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or assessed fair value of a single issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Concentration Risk

The Fund expects that it will invest significantly in a full range of economic activities generated by, operating in and utilizing outer space, including the supporting supply chain and Earth-based services that depend now or in the future upon space-based inputs, such as Internet of Things (IoT) connectivity; autonomous vehicle navigation; precision agriculture; maritime, aviation and logistics operations; semiconductor fabrication and manufacturing; biotechnology research and compound manufacturing; emergency response and disaster management; weather forecasting and environmental monitoring; and defense and warfighter support, including communications, navigation, intelligence, surveillance and reconnaissance. Accordingly, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in certain industries or groups of industries.

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in “Space Investments.” For purposes of this policy, the Fund considers “Space Investments” to include, without limitation: (i) companies involved in the design, manufacture, launch, operation or servicing of launch vehicles, satellites, spacecraft and related ground infrastructure; space-based communications, positioning, navigation and timing, earth observation, remote sensing and data services; in-space manufacturing, logistics, servicing and habitation; or defense, national security and dual-use space applications; (ii) companies that supply components, subsystems, materials, software or services used by, or designed for, companies described in clause (i); and (iii) companies that, based on the company’s publicly disclosed plans, committed capital or contracts, the Adviser expects to expand into the Space Economy. “Space Investments” can include equity, equity-linked securities, debt securities and other interests of companies that invest in the Space Economy, including interests in private investment funds and special purpose vehicles that invest in the Space Economy, in each case where the Adviser determines that such investment is consistent with the Fund’s 80% policy. The Fund’s 80% policy with respect to investments in Space Investments is not fundamental and may be changed by the Board without Stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

As of the date of this Prospectus, the Fund determines an issuer’s industry or group of industries by reference to its classification under the GICS. As of the date of this Prospectus, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in the industrials, energy, materials, utilities, communication services and information technology sectors. This policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries.

The sectors in which the Fund invests can offer high growth potential, but they also come with heightened risk. Companies in these sectors are often highly dependent on innovation, research and development, and consumer adoption, and can be significantly impacted by legislative and regulatory changes, adverse market conditions and competition, all of which can lead to significant price volatility. The Fund’s concentrated exposure to these sectors could result in greater losses during periods of market volatility or sector-specific downturns. By focusing on a group of industries under GICS, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. The Fund’s concentration of risk in these sectors may increase the losses suffered by the Fund or reduce its ability to dispose of depreciating assets. Because the Fund concentrates in a group of industries under GICS, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries. Concentration could expose the Fund to losses disproportionate to those incurred by the market in general if the areas in which the Fund’s investments are concentrated are disproportionately adversely affected by price movements in those financial instruments or assets. The Fund is subject to the risks associated with the sectors in which its investments, as further described below, and that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting these sectors.

The Fund may invest in Private Vehicles that concentrate their investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by a Private Vehicle. In addition, the investments of such Private Vehicles will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Space Economy Technology Risk

Space economy technology companies produce a wide range of products and services for accessing and operating in space, such as launch systems, satellite manufacturing, propulsion, in-orbit servicing, space-based communications and ground infrastructure. Space economy technology companies also produce a wide range of products and services for enabling terrestrial applications that depend on space-derived data, connectivity and infrastructure, including Internet of Things (IoT) connectivity; autonomous vehicle navigation; precision agriculture; maritime, aviation and logistics operations; semiconductor fabrication and manufacturing; biotechnology research and compound manufacturing; emergency response and disaster management; weather forecasting and environmental monitoring; and defense and warfighter support, including communications, navigation, intelligence, surveillance and reconnaissance.

The operations and performance of space economy technology companies depend significantly on government policy, defense and civil space budgets, procurement cycles and the pace of commercial adoption of space-based solutions. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay or renegotiation of such contracts may have a significant adverse impact on financial performance. Adverse economic conditions, changes in government spending priorities or geopolitical developments can materially adversely affect a space economy technology company’s business. The global supply chain for space economy technology companies is large and complex, and many supplier facilities, including manufacturing and assembly sites, are located outside the United States or in geopolitically sensitive regions. Space economy technology companies may also be dependent on a narrow set of suppliers or specialized components, introducing risks related to supply chain disruption, quality control or geopolitical tensions. Adverse macroeconomic conditions, including slow growth or recession, inflation, tighter credit, higher interest rates, changes in fiscal and monetary policy and financial markets volatility, can adversely impact government and commercial demand and materially adversely affect demand for space economy technology companies’ products and services. Geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues (including epidemics and pandemics), industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors can have an adverse impact on space economy technology companies’ business and supply chains.

The market for space economy technology products and services is highly competitive and subject to rapid technological change, including the adoption of artificial intelligence, autonomous systems, and advanced manufacturing techniques, which can render existing offerings obsolete or noncompetitive. Space economy technology companies may hold patents, trademarks and copyrights, and many competitors may seek to compete primarily by imitating the products and infringing on intellectual property. If a space economy technology company is unable to continue to develop and sell innovative new products with attractive margins, or if competitors infringe on its intellectual property, that company’s ability to maintain a competitive advantage could be materially adversely affected. The failure to adequately protect intellectual property may result in severe penalties, contract loss or reputational harm. Space economy technology companies typically face long development cycles and substantial research and development expenditures, and there is no guarantee that products or services under development will achieve technical success or market acceptance.

Space economy technology companies may be required to use, store and share confidential information, including classified or export-controlled information with respect to their government customers. Many space economy technology companies operate in sensitive areas involving national security, classified information or dual-use technologies, making them subject to heightened cybersecurity threats, espionage and surveillance risks and compliance burdens under national security laws. Data security measures cannot provide absolute security, and losses or unauthorized access to or releases of confidential information can occur and could materially adversely affect a company’s business and reputation.

Space economy technology companies are subject to complex and changing laws and regulations relating to, among other areas, commercial launch and reentry licensing; spectrum allocation; orbital debris mitigation; environmental review; export control and International Traffic in Arms Regulations (“ITAR”); and national security. Compliance with these laws and regulations is onerous and expensive. New and changing laws and regulations can adversely affect a space economy technology company’s business by increasing the costs of compliance, limiting the company’s ability to offer a product, service or feature to customers, imposing changes to the design of the company’s products and services or impacting customer demand for the company’s products and services. If any space economy technology company is found to have violated laws and regulations, it could materially adversely affect the company’s business and reputation. Space economy technology companies may also face increased scrutiny from regulators, investors and the public, particularly in connection with the use of advanced technologies in military, surveillance or reconnaissance applications. There is no assurance that a company in which the Fund invests will be able to meet these legal and regulatory obligations, which could have a material adverse effect on these companies and result in a total loss of the Fund’s investment.

Startups and emerging space economy technology companies may have limited operating histories, constrained financial resources and heightened reliance on key personnel or proprietary technology. As a result, they may experience significant volatility in valuation and performance, and the Fund’s investments in such companies could be subject to a high degree of risk, including the risk of total loss.

Space Telecommunications and Connectivity Companies Risk

Space telecommunications and connectivity companies are companies that own, operate and/or develop space-based communications infrastructure, including satellite constellations, ground station networks, inter-satellite links, and related hardware and software used to deliver broadband, mobile and data relay services from orbit. Space telecommunications and connectivity companies are exposed to risks specific to the space environment as well as the risks that relate specifically to the way in which space-based communications infrastructure is utilized and operated.

Space telecommunications and connectivity companies may be affected by unique supply and demand factors, such as changes in demand for communications infrastructure, the proliferation of satellite constellations and new technologies that may affect demand for space-based connectivity, including the prevalence of the Internet of Things. Space telecommunications and connectivity companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of space-based infrastructure; governmental regulations, including spectrum allocation and licensing requirements; and technological changes, including those affecting the number or type of satellites needed to provide connectivity to a given geographic area or resulting in the obsolescence or decommissioning of certain existing satellite networks.

Space telecommunications and connectivity companies depend on access to radio frequency spectrum and authorizations from the Federal Communications Commission in the United States and telecommunications regulators in other countries. Acquiring the necessary authorizations can be a complex and time-consuming process. Without these licenses and approvals, such companies cannot generally offer connectivity services in a given market. Spectrum access itself is limited and highly regulated. Space telecommunications and connectivity companies may be subject to external risks including, but not limited to, launch delays and failures, space weather events, orbital debris and supplier outages. Space telecommunications and connectivity companies may be subject to internal risks including satellite performance degradation and data security risk. In addition, satellites have a limited life capacity. They could become compromised over their designated operational life span and be more susceptible to anomalies and failures as they age. Some of the principal satellite anomalies include mechanical and electrical failures due to manufacturing error or defect, equipment degradation during the satellite’s lifetime and deficiencies of control or communications software. Space telecommunications and connectivity companies are potential targets for cyberattacks, which may have a materially adverse impact on the performance of such companies.

Space Manufacturing and Supply Chain Companies Risk

The development, manufacturing and operation of launch vehicles, satellites and related systems are complex and capital-intensive activities that are subject to numerous risks. Space manufacturing companies’ launch vehicles, satellites and related systems may experience delays, damage or destruction during design and manufacturing, including delays in fabrication, assembly, inspection, testing and component qualification. These issues may arise from engineering challenges, supplier performance problems, quality control shortcomings, unexpected design modifications or disruptions in manufacturing facilities. Any of these factors may delay development or production schedules, increase costs or result in hardware that must be reworked or replaced.

Space manufacturing companies’ operations also involve significant risks during pre-launch preparation. Launch vehicles and satellites can be damaged or destroyed during transport, fueling, integration or ground testing. Even minor anomalies may require extensive troubleshooting or repairs, resulting in launch delays, increased mission costs or the loss of flight hardware. The Fund’s portfolio companies may depend on third parties to manufacture and supply certain key components, and any supply shortages or disruptions or failures in their performance could have a material adverse effect on such companies’ business, financial condition, results of operations and future prospects. Space manufacturing companies may also be dependent on a narrow set of suppliers or specialized components, introducing risks related to supply chain disruption, quality control or geopolitical tensions. In addition, many space manufacturing companies operate in sensitive areas involving national security, classified information or dual-use technologies, making them subject to heightened cybersecurity threats, espionage risks and compliance burdens under national security laws.

Space Infrastructure Companies Risk

The Fund may invest in companies that develop, own or operate critical space infrastructure, including launch facilities, ground stations, satellite networks, propellant production systems, orbital platforms and related terrestrial support systems. Interruptions in the operation of critical satellite network, ground station, launch, manufacturing or spacecraft infrastructure could result in significant downtime, operational delays or loss of service, each of which could have a material adverse effect on such company’s business, financial condition, results of operations and future prospects. The complexity and interdependence of engineering, manufacturing, assembly, space transportation and infrastructure systems mean that a disruption in one component can have cascading effects throughout operations. For example, an outage at a ground station could impact command and control functions, mission planning or real-time telemetry, while interruptions at launch facilities could cause postponements or cancellations of scheduled launches.

Once deployed, orbital infrastructure may be difficult or impossible to inspect, repair or recover, and any component failures could result in permanent capacity loss, accelerated depreciation, decommissioning or need for replacement of the infrastructure. Space infrastructure companies’ ability to scale operations depends upon the ability to obtain new and leverage existing regulatory approvals and licenses, and any significant changes to the regulatory landscape could materially and adversely impact operations. Many anticipated space infrastructure markets are nascent or do not currently exist and may develop more slowly, at a smaller scale or not at all, which could require such companies to modify, delay or abandon certain business plans, or cause such plans not to develop at all.

Unique and Unprecedented Nature of Space Investments Risk

The Fund’s investments in companies operating in or supporting the space economy are subject to risks that are qualitatively different from those associated with most other investment sectors. Space is a hostile, remote and unpredictable environment in which assets and systems may be exposed to launch stresses, extreme temperatures, vacuum, radiation, space weather, micrometeoroids and orbital debris that cannot be fully replicated through terrestrial testing. Once deployed, satellites, spacecraft and orbital infrastructure may be difficult or impossible to inspect, repair or recover. Manufacturing, testing, launching, reentering and operating such systems also involve inherent dangers that could cause mission failure, serious injury, death, property damage and environmental harm. Further, space is an increasingly contested domain. The militarization of space and the development of counter-space capabilities, including anti-satellite weapons, jamming, spoofing, cyberattacks and directed-energy systems, expose space assets to heightened geopolitical and security risks. In an armed conflict, foreign governments or other actors may disrupt, disable or destroy satellites, ground stations and related infrastructure, including commercial and civilian systems, particularly systems that provide services to national security customers. Debris from such attacks could damage other assets in orbit. Insurance for these risks may be unavailable or subject to war-risk exclusions. Any such event could cause portfolio companies to lose assets or revenue and could materially reduce the Fund’s net asset value.

Space-related companies may seek to develop and deploy complex products, services and infrastructure at unprecedented scale using technologies that are novel, unproven, unavailable commercially or not yet in existence. Their operations may depend on obtaining and maintaining government permits, licenses and other regulatory approvals, including for launch, reentry, spectrum use and environmental matters, which may be delayed, conditioned, denied, suspended or revoked. Such companies may also experience technical failures, launch delays, cost overruns, supply shortages and disruptions to critical power, processor, communications or ground infrastructure. Many anticipated space markets are nascent or do not currently exist and may develop more slowly, at a smaller scale or not at all. Any of these events could cause a portfolio company to delay or abandon its plans, exhaust its capital or fail, which could materially reduce the Fund’s net asset value or result in the loss of some or all of the Fund’s investment.

Technology Sector Risk

The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, and in such an environment, technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.

Many technology companies depend on third-party platforms and products, and policy changes or technical issues in such systems could impair monetization. Reliance on third-party cloud and data-center providers can also increase exposure to outages, capacity shortfalls and cost increases. Any disruption or damage to, or failure of the third-party platform, products, systems or providers relied upon by technology companies could result in service interruptions and harm the companies’ businesses.

In addition, hardware and device makers are exposed to a limited number of contract manufacturers with geopolitically sensitive supply chains, which amplifies disruptions from trade restrictions, natural disasters or public health events (including epidemics and pandemics). Global supply chains can be highly concentrated and geopolitical tensions or conflict could result in significant disruptions. Such events can make it difficult or impossible for the contract manufacturers to manufacture and deliver products to its customers, create delays and inefficiencies in the supply and manufacturing chain, result in slowdowns and outages to the technology companies’ service offerings, increase costs, and negatively impact consumer spending and demand in affected areas.

Technology company operations are also subject to the risks of industrial accidents at its suppliers and contract manufacturers. While many suppliers are required to maintain safe working environments and operations, an industrial accident could occur and could result in serious injuries or loss of life, disruption to the technology companies’ business, and harm to the technology companies’ reputation.

AI-Related Businesses Risk

Companies involved in AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI and/or data services. Further, many companies involved in AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. AI companies also face risks specific to training data and model development, including allegations that third-party models or datasets used to develop or enhance products lacked proper licenses or consents, challenges obtaining or maintaining access to high-quality models, datasets, or specialized hardware and higher operating costs driven by compute-intensive training and inference.

Moreover, due to challenges in detecting patent infringement pertaining to generative AI technologies, it may be more difficult to protect generative AI and related innovations with patents. Further, the laws of some foreign countries do not provide the same level of intellectual property protection as U.S. laws and courts and could fail to adequately protect AI companies’ intellectual property rights. If unauthorized disclosure of source code occurs through security breach, cyber-attack or otherwise, AI companies could lose future trade secret protection for that source code. If AI companies cannot protect their intellectual property against unauthorized copying, use, or other misappropriation, their businesses could be harmed.

AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used.

Many AI companies also depend on third-party cloud infrastructures operated by a small number of service providers to host and deliver their offerings; interruptions, price increases or preferential treatment of competitors by those service providers, or any cyberattacks on those providers, could materially and adversely affect the operations of such AI companies. Supply-chain attacks have increased in frequency and severity, and there can be no guarantee that third parties and infrastructure in the AI companies’ supply chain or third-party partners’ supply chains have not been compromised or that they do not contain exploitable defects or bugs that could result in a breach of or disruption to AI companies’ information technology systems (including AI companies’ products) or the third-party information technology systems that support AI companies and their services.

AI companies typically engage in significant research and development spending, and there is no guarantee that the products or services produced by these companies will be successful.

AI is integral to the space economy, including through autonomous spacecraft and satellite operations, processing and analyzing satellite and geospatial data, managing communications networks and the potential deployment of data centers and AI compute infrastructure in orbit. Companies pursuing these applications may face risks beyond those generally associated with AI, including dependence on reliable and cost-effective launch capabilities, satellite manufacturing, space-based power generation, advanced thermal management, radiation-tolerant processors, inter-satellite and ground communications and government licenses and approvals. Orbital AI infrastructure remains technically complex and largely unproven; once deployed, hardware may be difficult or impossible to repair or upgrade and may be exposed to radiation, extreme temperatures, space weather, micrometeoroids and orbital debris. These companies may also require access to substantial quantities of power, specialized processors and telecommunications capacity, any of which may be unavailable or subject to shortages or disruptions. There can be no assurance that AI applications for the space economy will perform as intended, achieve commercial scale or generate sufficient returns to justify the substantial capital required, and failures or delays could materially adversely affect such companies and the value of the Fund’s investments.

Aerospace and Defense Industry Risk

The aerospace and defense industry, including navigation, intelligence, surveillance and reconnaissance, may be significantly affected by government aerospace and defense regulations, defense budgets, procurement cycles, spending policies, and geopolitical stability because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. The financial condition of and investor interest in aerospace and defense companies will be negatively influenced by governmental defense spending policies that, outside the occurrence of certain events, such as terrorist attacks, war, and other geopolitical events, are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, many of these companies operate in sensitive areas involving national security, classified information, or dual-use technologies, making them subject to heightened cybersecurity threats, espionage and surveillance risks and compliance burdens under national security laws. The sector also depends on a globally dispersed supply chain, where supplier distress, quality issues and retrofit campaigns can disrupt deliveries and raise costs. Emerging laws and increasing regulatory requirements aimed at global supply chains may impact aerospace and defense companies’ ability to access certain materials and components, and otherwise adversely affect their business, and they may not only be held responsible for their compliance, but for that of their suppliers. In recent years, global supply chain disruptions have impacted, and may continue to impact in the future, aerospace and defense companies’ ability to procure raw materials, microelectronics and certain commodities. Such disruptions may be driven by supply chain market constraints and macroeconomic conditions, including inflation and labor market shortages. Current geopolitical conditions, including conflicts and other causes of strained intercountry relations, as well as sanctions and other trade restrictive activities, may in the future contribute to these issues. Supply costs can be increased due to the above factors.

The industry’s reliance on the successful development and implementation of new defense and aerospace technologies may result in limited product lines, markets, financial resources, customers or personnel, all of which may have an adverse effect on profit margins.

Additionally, the energy price volatility resulting from the conflict in the Middle East and the disruption of maritime traffic through the Strait of Hormuz may exacerbate inflationary pressures and increase the risk of economic slowdown in major economies. Marine businesses within the Space Economy supply chain that operate in offshore, coastal or tidal waters in challenging areas may be particularly vulnerable to acts of piracy and kidnappings that could put such companies’ assets and personnel at risk. The continued threat of terrorist activity, other acts of war or hostility and civil unrest could significantly increase the risk of political, economic and social instability in the geographic areas in which a potential target business operates.

Autonomous Vehicles Risk

Autonomous vehicle companies are companies that design, produce or operate vehicles and systems capable of navigating and performing tasks with limited or no human control, together with companies that supply their sensors, navigation, positioning, computing, software and propulsion components. Autonomous vehicles include both Earth-based autonomy, such as self-driving cars, trucks, drones, aircraft and maritime vessels that rely on space-based positioning, navigation, timing and communications, and space-based autonomy, such as satellites, spacecraft, orbital transfer vehicles, landers and rovers that maneuver, dock, service other assets or avoid collisions with limited ground intervention.

Autonomous vehicle companies typically face intense competition, high research and development costs and potentially rapid product obsolescence, and many depend on intellectual property rights that may be difficult to protect. Autonomous systems may malfunction or make errors, which could cause collisions, loss of a vehicle or spacecraft, injury, death or property damage, including the creation of orbital debris, and could expose companies to product liability claims, recalls and reputational harm. Autonomous operations on Earth and in space are subject to evolving and uncertain regulation, including vehicle safety standards, aviation and spectrum rules and licensing requirements for orbital operations, and regulators may restrict or delay deployment. Autonomous vehicles depend on positioning, navigation and timing signals, communications links and software that may be disrupted by jamming, spoofing, cyberattacks or space weather. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Cloud Computing Companies Risk

Cloud computing companies are companies whose principal business is offering computing, storage, networking or software services delivered over networks, including infrastructure, platform and software as a service, together with data center and edge computing operators. The Fund expects cloud computing companies to be major customers of space infrastructure, including satellite communications capacity, earth observation data and launch services, and expects cloud computing to converge with space-related applications, such as ground station networks offered as a service, space-based data relay and orbital data centers that process data in orbit. The Fund may therefore invest in companies that provide cloud computing services to the Space Economy or that develop orbital and other space-related computing capabilities.

Space-related cloud computing companies face many of the risks of terrestrial cloud providers, including intense competition from large, well-capitalized providers, pricing pressure, service outages, security breaches and rapid technological change. They also face risks specific to space, including the high cost and limited availability of launch, the difficulty of powering, cooling, maintaining and upgrading computing hardware in orbit, the effects of radiation and the space environment on electronics, the limited bandwidth and latency of links between space and Earth, and regulatory uncertainty concerning spectrum, data sovereignty and the operation of computing assets in orbit. Orbital computing and data center applications are at an early stage and may not develop on the expected timeline or at all. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Computer Software Industry Risk

Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

Cybersecurity Companies Risk

Cybersecurity applications are relevant in the space domain, and space systems carry cybersecurity risks similar to those of systems on Earth. Space assets and their supporting infrastructure, including orbital computing platforms, data links to and from the Earth, intersatellite links, command and control systems, ground segment software and the supply chains that produce spacecraft components, may be targeted by cyberattacks, jamming, spoofing, interception or the insertion of malicious hardware or software. Unlike most terrestrial systems, spacecraft generally cannot be physically accessed or repaired once deployed, so a successful attack could result in the permanent loss or misuse of an asset, the loss or corruption of data or interference with other operators.

The Fund may invest in companies that provide cybersecurity products and services for space systems, as well as companies whose operations depend on the security of those systems. These companies face intense competition, rapidly evolving threats from sophisticated actors, including nation-states, high research and development costs and short product cycles, and may suffer significant reputational and financial harm if their products fail to prevent a breach. They may also be subject to extensive and changing regulation, including government cybersecurity requirements for space systems, export controls and data protection laws. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Enterprise Software Industry Risk

Enterprise software companies develop and provide specialized software solutions for enterprises, rather than individual consumers, to streamline business operations and improve productivity. The industry in which enterprise software companies operate is characterized by rapid technological advances, intense competition, changing delivery models, evolving standards in communications infrastructure, increasingly sophisticated customer needs and frequent new product introductions and enhancements. If enterprise software companies are unable to develop new or sufficiently differentiated products and services, enhance and improve their product offerings and support services in a timely manner or position and price their products and services to meet demand, customers may not purchase, subscribe to or renew their license, hardware support or cloud offerings. Enterprise software companies rely on copyright, trademark, patent and trade secret laws, confidentiality procedures, controls and contractual commitments to protect their intellectual property. Despite such efforts, these protections may be limited, and unauthorized third parties may try to copy or reverse engineer their products or otherwise infringe on their intellectual property. If enterprise software companies cannot protect their intellectual property against unauthorized copying or use, or other misappropriation, they may not remain competitive.

Enterprise software companies depend on suppliers to develop, manufacture and deliver on a timely basis the necessary technologies to their customers. Enterprise software companies’ supply chain operations can be affected by geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues, industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors affecting the countries or regions where the vendors or products are located or where the products are being shipped.

Because enterprise software companies’ services are complex and incorporate a variety of hardware, proprietary software, third-party and open-source software, their services may have errors or defects that could result in unanticipated downtime for their subscribers and harm to their reputation and business.

Many enterprise software companies have been and are targets for computer hackers, cyberattacks and other perpetrators or threat actors because these companies store and process large amounts of data, including sensitive data. Such malicious attacks can lead, and have led, to the compromise of confidential information and harm to enterprise software companies’ reputation and business.

Internet Risk

The future success of some of the Fund’s investments will depend upon the continued use of the Internet as a primary medium for commerce, communication and business services. Changes in laws and regulations, including developments in case law related to the Internet or changes in the infrastructure of the Internet itself may diminish the demand for Internet-based products, including software solutions. U.S. federal, U.S. state or foreign government bodies or agencies have in the past adopted, and may in the future adopt, laws and regulations affecting the use of the Internet as a commercial medium. Companies with internet-based products may be required to modify their products in compliance with or in response to such changes in laws and regulations. Also, domestic and foreign government bodies and agencies and private organizations may begin to impose taxes, fees or other charges for accessing the Internet or for commerce conducted via the Internet. Such charges and regimes could limit the growth of Internet-related commerce or communications generally, reduce demand for Internet-based products and business services.

Robotics Risk

The Fund may invest in companies that develop or use robotics in the space-related supply chain, including robotic systems used to manufacture, assemble, integrate and test spacecraft, launch vehicles and components in factories; to prepare, launch and recover launch vehicles and payloads; and to service space-related businesses and infrastructure. The Fund may also invest in companies that develop orbital robotics applications, such as robotic arms and autonomous systems used for in-space assembly, manufacturing, refueling, inspection, repair, debris removal and docking.

Robotics companies face many of the same risks as companies in the technology sector (see “Technology Sector Risk”), including rapid technological change, intense competition and reliance on intellectual property that may be difficult to protect, and their securities tend to be more volatile than those of other companies, particularly in the case of smaller, early-stage companies. Robotics used in manufacturing, launch and recovery operations may malfunction, which could damage high-value hardware, delay production or launch schedules and expose companies to liability. Orbital robotics applications involve additional risks, including operation in a hostile environment where systems cannot readily be repaired, the risk that a robotic operation damages a client spacecraft or creates debris, and regulatory uncertainty concerning rendezvous, proximity operations and the servicing of other operators’ assets. Many orbital robotics applications are unproven and may require substantial capital before generating meaningful revenue. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Digital Assets Risk

Digital assets are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose, and digital assets represent an emerging asset class. There are thousands of digital assets, with Bitcoin being one of the most well-known. Digital assets generally operate without a central authority (such as a bank) and are not backed by any government. Digital assets are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of digital assets has been subject to extreme fluctuations. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), digital assets are susceptible to theft, loss, and destruction. Digital asset trading platforms and other trading venues on which digital assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other fiat currencies. Digital asset trading platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware, which may also affect volatility.

The Fund may hold digital assets, primarily U.S. dollar-denominated stablecoins, as part of its cash reserves pending investment in venture capital funds, follow-on rounds and other opportunities. Stablecoins are digital assets designed to maintain a stable value relative to a reference asset, such as the U.S. dollar, and are typically backed by reserves of cash and short-term government securities. The Fund intends to use stablecoins and other digital assets that serve as stores of value as a means of holding and transferring cash, not to seek speculative gains, and does not currently intend to invest significantly in speculative digital assets whose value is not linked to a reference asset.

Stablecoins and other digital assets nevertheless involve risks. A stablecoin may lose its peg to its reference asset if its issuer’s reserves are insufficient, illiquid, mismanaged or subject to the claims of creditors, or if holders seek to redeem large amounts at once. Stablecoins and other digital assets depend on the integrity of their issuers, the underlying blockchain networks and the Fund’s custodial arrangements, and may be subject to hacking, operational failures, fraud and loss of private keys. Digital assets are subject to evolving regulation in the United States and elsewhere, and new laws, rules or interpretations could restrict their use, impose costs or affect their value. The Fund’s ability to hold digital assets is also subject to the custody requirements of the 1940 Act and the requirements for qualification as a RIC, which may limit the amount of digital assets the Fund may hold. To the extent the Fund holds speculative digital assets, their value may be extremely volatile and could decline significantly or to zero.

Semiconductor and Quantum Computing Companies Risk

Semiconductor and quantum computing companies include artificial intelligence semiconductor companies, compute systems enablers and quantum computing technology companies or those companies which derive a majority of their income for the provision of such services. Semiconductor and quantum computing companies are involved in developing artificial intelligence infrastructure and related products and hardware that rely heavily on technological advances are vulnerable to rapid changes in product cycles, rapid product obsolescence, supply chain disruptions, government regulation, and competition, both domestically and internationally. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Additionally, companies involved in developing artificial intelligence infrastructure and related products and hardware that rely heavily on technological advances are vulnerable to rapid changes in product cycles, rapid product obsolescence, supply chain disruptions, government regulation, and competition, both domestically and internationally. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business. Further, quantum computing is an emerging industry characterized by early-stage development.

Semiconductor and quantum computing companies in this industry may have limited operating histories, minimal revenues, and uncertain prospects for profitability. Valuations of semiconductor and quantum computing companies may be based more on speculative potential than on current financial performance, which can lead to elevated volatility and the risk of significant losses. In addition, quantum computing companies may be exposed to risk due to rapid technological change, intense competition, consumer demand, shifts in government funding, evolving regulatory frameworks, export control restrictions. Semiconductor and quantum computing companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

Natural Disasters Risk

Portfolio company operations may be impacted by natural disasters, which may become more frequent or severe and may adversely impact a portfolio company’s business and operating results, as well as those of their potential customers and suppliers. Natural disasters can impact portfolio companies and potential customers, as well as suppliers critical to a portfolio company’s operations. Natural disasters include earthquakes, tsunamis, floods, droughts, hurricanes, wildfires, space weather (such as solar flares) and other extreme weather conditions that can cause deaths and injuries and impact the space economy, including launch facilities, ground stations, satellite networks, propellant production systems, orbital platforms and related terrestrial support systems. Interruptions in the operation of critical satellite network, ground station, launch, manufacturing or spacecraft infrastructure could result in significant downtime, operational delays or loss of service, each of which could have a material adverse effect on a portfolio companies’ business, financial condition, results of operations and future prospects. The effects of natural disasters on regional and global economies could change the supply, demand or availability of sources of energy or other resources material to a portfolio company’s products and operations and affect the availability or cost of natural resources and goods and services on which portfolio companies and their suppliers rely.

Adviser Risk

The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. The Adviser was formed in May 2026 and has a limited investing track record. Although the Adviser’s investment professionals have prior investment experience, the Adviser has not previously managed a registered investment company, and its past performance, and that of the Predecessor Fund, is not indicative of the Fund’s future results. The Adviser will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory Agreement. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser’s senior investment professionals. The departure of any of the Adviser’s key personnel, including the portfolio managers, or of a significant number of the investment professionals of the Adviser, could have a material adverse effect on the Fund’s business, financial condition or results of operations. In addition, the Fund cannot assure investors that the Adviser will remain the Fund’s investment adviser. The Fund may not be able to find a suitable replacement adviser, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

Incentive Fee on Income Risk

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Incentive Fee on Capital Gains Risk

To the extent permitted by applicable law, the Fund will pay an Incentive Fee on Capital Gains (as defined below). Such an Incentive Fee on Capital Gains is not currently permitted under applicable law, although the SEC has proposed a rule that would allow such a fee. Prior to it being legally permitted to pay the Incentive Fee on Capital Gains, the Fund will calculate the Incentive Fee on Capital Gains and treat it as a contingent deferred fee that will become payable if ever allowable under applicable law, but will not count any such contingent deferred fee as a liability for NAV calculation purposes until such fee becomes payable. The Incentive Fee on Capital Gains may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.

Risk of Loss

The types of investments that the Fund anticipates making involve a high degree of risk. In general, financial and operating risks confronting portfolio companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Fund will be adequately compensated for risks taken. A loss of the Fund’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in the Fund’s term, while successes often require a long maturation.

Risk of Trading at a Discount/Premium

Shares of closed-end investment companies such as the Fund frequently trade at a discount to their NAV per share. There can be no assurance that the Shares will trade at a price equal to or higher than the NAV. Also, the NAV will be reduced immediately following this offering by the underwriting discount and the Fund’s offering costs.

The possibility that the Shares may trade at a discount to NAV is separate and distinct from the risk that the NAV may not accurately reflect the true value of the Fund’s investments and the risk that the NAV may decline.

In addition to NAV, the market price of the Fund’s Shares may be affected by such factors as distributions that the Fund may make to the Fund’s Stockholders or significant trading in one or more of the Fund’s portfolio securities immediately prior to their initial public offering, at times causing the market price to rise and, at times the completion of certain initial public offerings of shares that the Fund owns causing the market price to decrease; in each case, such events are, in turn, further affected by expenses, the stability of the Fund’s distributions, liquidity and market supply and demand. Any issuance of additional Shares may have an adverse effect on prices in the secondary market for the Shares by increasing the number of Shares available, which may create downward pressure on the market price for the Shares. The Fund cannot predict whether the Shares will trade above, at, or below their NAV.

Share Price and Listing Risk

An active, liquid and orderly market for the Shares may not develop or be sustained. Investors may be unable to sell their Shares at or above the price initially paid for those Shares.

If the Fund sells additional Shares after this offering or is perceived by the public as intending to sell additional Shares[, including pursuant to the expiration of the lock-up period], the market price of the Shares could decline.

[The Fund has entered into a lock-up agreement with the Underwriter, pursuant to which it has agreed, subject to certain exceptions, for a period of 180 days from the date of this Prospectus, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, without the prior written consent of the Underwriter. As a result, all of the outstanding Shares of the Fund that are not sold in the offering will be subject to a lock-up agreement during the lock-up period.]

Initial Public Offering Proceeds

The Fund anticipates that, depending on market conditions, it may take the Fund a substantial period of time to invest substantially all of the net proceeds of this initial public offering, or any follow-on offering, in securities meeting its investment objective. Delays in investing the net proceeds raised in this initial public offering or any follow-on offering of Shares by the Fund may cause the Fund’s performance to be worse than that of other fully invested closed-end funds or other lenders or investors pursuing comparable investment strategies. The Fund cannot assure you that it will be able to identify any investments that meet the Fund’s investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of this initial public offering or any follow-on offering on acceptable terms within the time period that it anticipates or at all, which could harm the Fund’s financial condition and operating results. In addition, until such time as the net proceeds of this initial public offering or any follow-on offering are invested in securities meeting the Fund’s investment objective, the market price for the Shares may decline. Thus, the return on your investment may be lower than when, if ever, the Fund’s portfolio is fully invested in securities meeting its investment objective.

Non-U.S. Investments Risk

The Fund may make non-U.S. investments, which are subject to additional risks. The Fund, either directly or indirectly, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund or client portfolio), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s portfolio investments.

The Fund may be subject to risks related to changes in foreign currency exchange rates. Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.

Limited Operating History Risk

The Fund is a newly organized, non-diversified, closed-end investment company with limited operating history. While members of the Adviser who will be active in managing the Fund’s investments have experience in private market investments, the Fund was recently formed, has limited operating history and has made limited investments. Further, the Adviser and its management have limited experience managing a closed-end investment company registered under the 1940 Act.

Furthermore, simultaneous with the commencement of the Fund’s operations, it is intended that FutureCorp PF I, LP, a Delaware limited partnership (the “Predecessor Fund”), with a portfolio of private investments (the “Seed Assets”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund has maintained an investment objective and investment policies that are substantially similar to those of the Fund. The Seed Assets will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies.

Feeder Fund Risk

The Fund’s Shares may be held by feeder vehicles that invest all or substantially all of their investable assets in the Fund’s Shares, and any such feeder vehicle may be controlled by the Adviser or its affiliates and hold a sizable amount of the Fund’s Shares. Investment vehicles managed by the Adviser or its affiliates are expected to invest in such feeder vehicles, which in turn invest in the Fund. A feeder fund is expected to vote its Shares in the same proportion as the vote of all Stockholders of the Fund.

Valuation Risk

The vast majority of the Fund’s portfolio investments are expected to be in the form of equity securities that are not publicly traded, and that will accordingly be recorded at fair value as determined in good faith pursuant to the Fund’s valuation policies under the oversight of the Board. The Board has designated the Adviser as its Valuation Designee. Because the Fund’s assets will largely be fair valued, there will be uncertainty as to the value of its portfolio investments. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Fund will value its securities at fair value according to its written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Adviser may use the services of nationally recognized independent valuation firm(s) to aid it in determining the fair value of the Fund’s securities. As such, the value of the Fund’s investments in Private Vehicles generally will be based on values provided by the applicable Private Vehicle Managers and, when such information is not available or, in the view of the Adviser, does not reflect fair value, the Adviser will fair value the investments in Private Vehicles with the assistance of any independent valuation firm(s). The methods for valuing these securities may include: observable, company specific hard events, including priced financings, tender/secondary transactions with determinable pricing, signed merger & acquisition agreements, initial public offerings/direct listing, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the Fund’s security and the issuer’s circumstances; model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Fund’s security, or are deemed stale, or where significant events indicate transactions inputs may no longer be representative.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in private market investments for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee (as defined below). Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses the Fund will pay. For more information regarding the Fund’s calculation of its NAV, see “Net Asset Valuation.”

Liquidity Risk

Substantially all of the Fund’s investments will be illiquid. The Fund invests primarily in private companies, both directly and indirectly. Substantially all of these securities will be subject to legal and other restrictions on resale/transfer or will otherwise be less liquid than publicly traded securities. There is no assurance that the private companies in which the Fund invests will ever have a liquidity event and, even if a private company does have a liquidity event, such as an initial public offering or a merger or acquisition transaction, such a liquidity event may be at a lower valuation than the valuation at which the Fund invested. The illiquidity of the Fund’s investments will generally make it more difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it has previously recorded those investments. To the extent the Fund or the Adviser receives material non-public information regarding an investment, the Fund could face other restrictions on its ability to liquidate that investment.

Leverage Risk

The Fund may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in the Fund. The use of leverage is speculative and involves certain risks. The Fund may establish one or more credit facilities to obtain financing for various objectives, such as making investments, meeting the Fund’s liabilities or obligations, or other designated purposes. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. Moreover, the Base Management Fee will be payable based on the Fund’s gross assets, including assets purchased with borrowed amounts, if any, which may give the Adviser an incentive to use leverage to make additional investments. The Fund may be required to pledge its assets as collateral for its borrowings and to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Fund.

Conflicts of Interest Risk

The Fund is subject to conflicts of interest. The Adviser and its affiliates will be permitted to market, organize, sponsor, act as general partner or as the primary source for transactions for other pooled investment vehicles and other accounts, which may be offered on a public or private placement basis, and to engage in other investment and business activities. Some of these funds and accounts will have investment strategies that overlap with the investment strategies of the Fund. FutureCorp and its affiliates also may compete with the Fund for certain types of investments, including acquisitions of companies that the Fund might otherwise have considered for investment. Such activities may raise conflicts of interest for which the resolution may not be determinable.

To the extent that the Adviser manages other investment funds and accounts in the future, in order to address potential conflicts of interest, the Adviser will adopt an investment allocation policy that will govern the allocation of investment opportunities among the investment funds and other accounts managed by the Adviser. To the extent an investment opportunity is appropriate for either or both of the Fund and/or any other investment fund or other account managed by the Adviser, and co-investment is not possible, the Adviser will adhere to its investment allocation policy in order to determine the account to which the opportunity will be allocated.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner over time, the Fund and Stockholders can be adversely affected to the extent investment opportunities are allocated among the Fund and other investment vehicles managed by the Adviser. The Adviser expects to offer investment opportunities suitable for the Fund or any other registered investment companies and/or business development companies it advises to the Fund or such other registered investment companies and/or business development companies in the first instance, after which it expects to allocate, in its discretion, to the Adviser, its officers or other employees, other accounts managed by the Adviser or any of their affiliates or third parties. There Adviser will not make allocations to an account or set of accounts based on account performance or the amount or structure of fees.

The investment allocation policy will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if the Fund is able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other accounts managed by the Adviser. Generally, under the investment allocation policy, co-investments will be allocated pursuant to the conditions of an exemptive order. Under the investment allocation policy, a portion of each opportunity that is appropriate for the Fund and any affiliated fund or other account, which may vary based on asset class and liquidity, among other factors, will generally be offered to the Fund and such other eligible accounts, as determined by the Adviser. If there is a sufficient amount of securities to satisfy all participants, each order will be fulfilled as placed. If there is an insufficient amount of securities to satisfy all participants, the securities will generally be allocated at the discretion of the Adviser.

The Adviser will seek to treat all clients fairly and equitably over time in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited investment supplies, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.

Affiliated Transactions Restrictions Risk

Certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates. Any funds managed by the Adviser or its affiliates that are not registered or regulated under the 1940 Act would not be prohibited from participating in those transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the Fund. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless the Fund has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to file for an exemptive order from the SEC that, once received, would permit the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside the Adviser and/or other future funds advised by the Adviser, or potentially FutureCorp and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. In addition, other conflicts may be present in a particular investment that may limit or restrict the Fund’s ability to participate, notwithstanding the exemptive order. An exemptive order would not apply to all investments or to all affiliates of the Adviser. As a result, the Fund may be limited or restricted from participating in certain investment opportunities, notwithstanding the exemptive order, including in investments in which affiliates of the Adviser not covered by the exemptive order participate. An inability to acquire the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

Regulatory Environment Risk

Changes in laws or regulations governing the Fund’s operations may adversely affect its business. The Fund and its portfolio companies are subject to regulation at the local, state and U.S. federal (or foreign) levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could materially and adversely affect the Fund’s business.

The U.S. industrial space sector may be considered sensitive by the U.S. government, and certain direct or indirect investments in the U.S. industrial space sector by non-U.S. persons may be subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). Depending on the nature of the interests and rights acquired, investments in the Fund by non-U.S. persons may be subject to CFIUS review. In addition, certain investments in the Fund by non-U.S. persons may cause the Fund’s own investments to become subject to CFIUS jurisdiction. This may, in turn, limit, delay, or prevent the Fund from making certain investments. These constraints could adversely affect the net asset value of the Fund.

Anti-Takeover Provisions Risk

The Maryland General Corporation Law (the “MGCL”) and our Charter and Bylaws (as defined later in the Prospectus) contain provisions that could discourage, delay or make more difficult a change in control of the Fund by means of a tender offer, proxy contest or otherwise.

Such provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. However, these provisions could have the effect of depriving Stockholders of an opportunity to sell their stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our Stockholders generally. See “Certain Provisions in the Charter and Bylaws” for additional information.

Tax Risks Applicable to the Fund

Required Distributions Risk

Although the Fund focuses on achieving capital gains from its investments, in certain cases it may receive current income, such as interest or dividends, on its investments. Because in certain cases the Fund may recognize such current income before or without receiving cash representing such income, it may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, in order for the Fund to maintain its qualification as a RIC, it may have to sell some of its investments at times it would not consider advantageous, raise debt or equity capital or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus would be subject to corporate-level U.S. federal income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Taxation of Stockholders on Distributions in Fund’s Own Shares

The Fund may distribute a portion of its taxable distributions in the form of shares of its stock. In accordance with certain applicable U.S. Treasury Regulations and other related administrative pronouncements issued by the IRS, a RIC may be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each Stockholder is permitted to elect to receive its entire distribution in either cash or stock of the RIC, subject to the satisfaction of certain guidelines. If too many Stockholders elect to receive cash, each Stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be equal to the amount of cash that could have been received instead of stock. Taxable Stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. Stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of the Fund’s stock at the time of the sale, which would result in a capital loss, the deductibility of which is subject to limitations. Furthermore, with respect to non-U.S. Stockholders, the Fund may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of any such distribution that is payable in stock. In addition, if a significant number of the Stockholders determine to sell shares of the Fund’s stock in order to pay taxes owed on distributions, such sales may put downward pressure on the trading price of the Fund’s stock.

Failure to Qualify as a Regulated Investment Company Risk

The Fund intends to elect to be treated as a RIC for federal income tax purposes as of the Fund’s First RIC Tax Year. If the Fund qualifies to be treated as a RIC, the Fund generally will not pay corporate-level federal income tax on any ordinary income or capital gains that the Fund distributes to Stockholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In addition, the Fund must maintain its status as a registered management investment company under the 1940 Act. If any of these requirements are not met, the favorable tax treatment described above may not be available to the Fund. In addition, as a RIC, the Fund could be subject to tax on any unrealized net built-in gains in the assets held by the Fund during the period in which the Fund was not a RIC that are recognized within the five-year period beginning on the first day of its first taxable year as a RIC, unless either (i) the Fund made a “deemed sale election” under U.S. Treasury Regulation Section 1.337(d)-7, which would result in gain to corporate limited partners that directly or indirectly hold interests in the Predecessor Fund prior to the date of the Proposed Reorganization to the extent of their allocable share of the Predecessor Fund’s built-in gain or (ii) an exception applies. As noted above, the Predecessor Fund has been treated as a partnership for U.S. federal income tax purposes since its formation, and it is intended that it will reorganize with and transfer substantially all of its assets to the Fund, which has been treated as a “C” corporation for U.S. federal income tax purposes and a RIC under Subchapter M of the Code beginning with the first day of the Fund’s First RIC Tax Year. If the transfer of assets from the Predecessor Fund to the Fund is effected on a tax-free basis, the Predecessor Fund intends to make the deemed sale election referenced above. See “Material U.S. Federal Income Tax Considerations—Tax Consequences of the Proposed Reorganization.” If the Fund fails to qualify for the federal income tax benefits allowable to RICs for any reason and remains or becomes subject to a corporate-level income tax, the resulting taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution to Stockholders and the actual amount of the Fund’s distributions. Such a failure would have a material adverse effect on the Fund, the net asset value of the Shares and the total return, if any, obtainable from Stockholders’ investment in Shares. For additional information regarding the Fund’s tax requirements, see “Material U.S. Federal Income Tax Considerations.” Any net operating losses that the Fund incurs in periods during which the Fund qualifies as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net short-term capital losses) that the Fund is otherwise required to distribute, and the Fund cannot pass such net operating losses through to Stockholders. In addition, net operating losses that the Fund carries over to a taxable year in which the Fund qualifies as a RIC normally cannot offset ordinary income or capital gains.

Tax Consequences of the Proposed Reorganization

It is intended that the Proposed Reorganization will be conducted in a tax-efficient manner. It may not be possible, however, to effect the Proposed Reorganization on a tax-free basis such that no gain or loss is recognized by pre-reorganization holders of the interests in the Predecessor Fund for U.S. federal income tax purposes. If the Proposed Reorganization were unable to be effected on a tax-free basis, the Fund may proceed with the Proposed Reorganization as a taxable transaction or may consider other alternatives.

In addition, if the Proposed Reorganization is effected on a tax-free basis, the Predecessor Fund intends to make a “deemed sale election” under U.S. Treasury Regulation Section 1.337(d)-7, which would result in gain to corporate holders that directly or indirectly hold interests in the Predecessor Fund prior to the date of the Proposed Reorganization to the extent of their allocable share of the Predecessor Fund’s built-in gain. To the extent the Proposed Reorganization is tax-free and not all of the direct or indirect holders of the interests in the Predecessor Fund prior to the Proposed Reorganization are “C” corporations for U.S. federal income tax purposes, the Fund may have unrecognized built-in gain in a portion of its assets attributable to certain non-corporate holders of interests in the Predecessor Fund prior to the Proposed Reorganization.

Anti-Takeover Provisions	The Charter and Bylaws (as defined later in this Prospectus), as well as certain statutory and regulatory requirements, contain provisions that could have the effect of discouraging a third party from making an acquisition proposal for the Fund. These provisions may inhibit a change in control in circumstances that could give the holders of Shares the opportunity to realize a premium over the market price for our Shares. See “Certain Provisions in the Charter and Bylaws” for additional information.

The Offering	The Fund is offering [●] Shares, through [●]. The Fund may increase the size of its offering by up to 20% pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”) after the effectiveness of this registration statement. [The Underwriter has been granted an option by the Fund to purchase up to [●] additional Shares from the Fund solely to cover over-allotments. The initial public offering price is $[●] per share.] The Fund estimates that it will incur expenses of approximately $2.5 million (approximately 1.00% of the gross proceeds) in connection with this offering, which is $[●] per Share if [●] Shares are sold by the Fund in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than sales load), FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, marketing fees, distribution fees, printing expenses, legal fees and expenses and accounting fees and expenses. The Fund’s organization and offering costs will immediately reduce the NAV of each Share purchased in this offering.

Use of Proceeds

The Fund estimates that the net proceeds to the Fund from this offering will be approximately $[●] million [($[●] million if the Underwriter exercises its option to purchase additional stock in full)] after deducting any organizational and offering costs. The Fund estimates that it will incur expenses of approximately $2.5 million (approximately 1.00% of the gross proceeds) in connection with this offering, which is $[●] per Share if [●] Shares are sold by the Fund in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than sales load), FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, marketing fees, distribution fees, printing expenses, legal fees and expenses and accounting fees and expenses. The organization and offering costs will immediately reduce the NAV of each Share purchased in this offering.

The Fund intends to use the net proceeds from this offering to acquire investments in accordance with its investment objective and strategies described in this Prospectus and for general working capital purposes. The Fund may not be able to fully invest its cash as quickly as it would like due to the limited availability of and competition for private investments. Pending such investment, it is anticipated that the Fund will invest in other investments, including listed companies, mutual funds, BDCs, ETFs, money market funds, U.S. government securities, syndicated loans, investment grade or high yield bonds, and other debt instruments, and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets (including U.S. dollar-denominated stablecoins held as cash reserves), and may at times hold a significant percentage of its assets in such investments. To the extent that a significant portion of the Fund’s assets are invested in such instruments for an extended period of time, the Fund may not achieve its investment objective.

Purchasing Shares	Prospective investors should obtain the advice of their own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Charter and Bylaws, before determining to invest in Shares.

Distributions	The timing and amount of our future dividends, if any, will be determined by the Board. Any dividends to the Fund’s Stockholders will be declared out of assets legally available for distribution. The Fund intends to focus on making capital gains-based investments from which the Fund will derive primarily capital gains. As a consequence, the Fund does not anticipate that it will pay dividends on a quarterly basis or become a predictable distributor of dividends. However, if there are earnings or realized capital gains to be distributed, the Fund intends to declare and pay a dividend at least annually. The Fund intends to elect to be treated as a RIC for federal income tax purposes and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC status, the Fund must, among other things, distribute at least 90% of the sum of the Fund's net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. To avoid the imposition of a 4% U.S. federal excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. In order to minimize the imposition of the 4% federal excise tax, the Fund generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax. The Fund cannot assure Stockholders that the Fund will achieve investment results that would allow the Fund to make distributions. All distributions will be at the sole discretion of the Board and will depend on the Fund’s ability to dispose of its investments, any net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Dividend Reinvestment Plan	To the extent the Fund determines to pay distributions in the future, the Fund has established a dividend reinvestment plan (the “DRIP”) administered by [●]. Pursuant to the DRIP, any dividends or other distributions, net of any applicable U.S. federal withholding tax, paid by the Fund will be reinvested automatically in the Shares of the Fund. Stockholders automatically participate in the DRIP. A Stockholder who does not wish to participate in the DRIP and have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [●] at [●]. Stockholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Stockholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [●] three days prior to the record date of the distribution or the Stockholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Stockholders are reinvested in full and fractional Shares. The automatic reinvestment of distributions will not relieve Stockholders of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. For additional discussion regarding the tax implications of participating in the DRIP, see “Material U.S. Federal Income Tax Considerations.”

No Redemption Rights	No Stockholder will have the right to require the Fund to redeem Shares.

Share Repurchases	The Board may authorize the Fund to repurchase Shares in the open market when the Shares trade at a discount to net asset value, in accordance with Section 23(c) of the 1940 Act and the rules thereunder and Maryland law, and may fund such repurchases with cash on hand or borrowings. Any such repurchases will be at the discretion of the Board, and there can be no assurance that repurchases will be made or, if made, will reduce any discount.

Expenses	The Fund bears its own operating expenses (including, without limitation, any offering expenses, and the fees and expenses charged by the Adviser, as well as the Administrator, Custodian and Transfer Agent, each as defined later in this Prospectus). Any organizational and offering costs incurred prior to the closing of the initial public offering have been paid by the Adviser and will be reimbursed by the Fund. The Fund will reimburse the Adviser promptly following the offering out of the offering proceeds.

Management Fee

Pursuant to the investment advisory agreement dated as of [●], 2026 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser and in consideration of the investment advisory and other services provided by the Adviser, the Fund pays the Adviser a management fee consisting of three components: a base management fee, an incentive fee on income and, to the extent permitted by applicable law, an incentive fee on capital gains. Such an incentive fee on capital gains is not currently permitted under applicable law, although the SEC has proposed a rule that would allow such a fee.

The base management fee (the “Base Management Fee”) is calculated and payable monthly at an annual rate of 2.50% of the Fund’s gross assets (including assets purchased with borrowed amounts) determined monthly as of the end of each month (before the accrual of the base management fee for that month), effective upon the closing of the initial public offering of the Fund.

The incentive fee based on income (the “Incentive Fee on Income”) is based on Pre-Incentive Fee Net Investment Income (as defined below) and is subject to a hurdle rate, expressed as a rate of return on the Fund’s average net assets invested in debt investments, which are investments that take the legal form of debt and that require the payment of or that accrue interest in cash or in kind as a term of the investment including, without limitation, any such investments held in a wholly-owned subsidiary of the Fund, but excluding debt securities issued by the U.S. Department of the Treasury (the “Debt Portfolio”), equal to 1.75% per quarter (or an annualized hurdle rate of 7%), subject to a “catch-up” feature. “Pre-Incentive Fee Net Investment Income” means, as the context requires, either the dollar value of, or percentage rate of return on, the value of the Fund’s net assets comprising the Debt Portfolio calculated in accordance with GAAP at the end of the immediately preceding quarter from interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives) accrued with respect to the Debt Portfolio during the calendar quarter, minus the Fund’s operating expenses with respect to the Debt Portfolio accrued for the quarter. (including the Base Management Fee, expenses payable under the Investment Advisory Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee on Income and any Incentive Fee on Capital Gains). In calculating the value of the Fund’s net assets with respect to the Debt Portfolio, the Fund’s liabilities and expenses shall be allocated pro rata based on the respective fair values of the investments that are part of the Debt Portfolio and the Fund’s investments that are not part of the Debt Portfolio. Any expense solely related to an investment that is part of the Debt Portfolio will be allocated solely to the Debt Portfolio.

We will pay the Adviser the Incentive Fee on Income quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

•      No incentive fee based on Pre-Incentive Fee Net Investment Income in any calendar quarter in which our Pre-Incentive Fee Net Investment Income, expressed as a percentage of the Fund’s average net assets invested in the Debt Portfolio in respect of the relevant calendar quarter, do not exceed the hurdle rate of 1.75% per quarter (7% annualized);

•      100% of the dollar amount of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, expressed as a percentage of the Fund’s average net assets invested in the Debt Portfolio in respect of the relevant calendar quarter, if any, that exceeds the hurdle rate but is less than a rate of return of 2.0588% (8.24% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.0588% (8.24% annualized)) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.0588% (8.24% annualized) of the average net assets invested in the Debt Portfolio in any calendar quarter; and

•      15% of the dollar amount of our Pre-Incentive Fee Net Investment Income, expressed as a percentage of the Fund’s average net assets invested in the Debt Portfolio in respect of the relevant calendar quarter, if any, that exceed a rate of return of 2.0588% (8.24% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income thereafter is payable to the Adviser.

The Fund is not permitted to pay the Adviser an incentive fee based on capital gains under current law, but the SEC has proposed amendments to current rules that, if implemented, would allow a capital gains incentive fee subject to certain conditions. To the extent permitted under applicable law, the Adviser will be paid annually an incentive fee on capital gains and unrealized capital appreciation (the “Incentive Fee on Capital Gains”), calculated on a cumulative basis from inception through the end of each calendar year.

The Incentive Fee on Capital Gains for each calendar year shall equal:

(i)   20% of the sum, for each investment made by the Fund since inception (whether or not held by the Fund as of the end of such calendar year), of the amount (if any) by which (x) the amount for which such investment has been realized, or (y) if such investment has not been realized, the fair value of such investment as of the end of such calendar year, in each case, exceeds 200% of the Fund's cost of such investment, minus

(ii)   the excess, if any, of (x) the amount calculated pursuant to clause (i) over (y) 20% of the amount, if any, by which (A) the Fund's cumulative realized capital gains since inception and unrealized capital appreciation exceed (B) its cumulative realized capital losses since inception and unrealized capital depreciation, each measured as of the end of such calendar year (which amount will be zero if (B) equals or exceeds (A)), minus

(iii)  the aggregate amount of all Incentive Fees on Capital Gains previously paid;

Provided, that the Incentive Fee on Capital Gains for any calendar year will not be less than zero, and no Incentive Fee on Capital Gains previously paid will be subject to repayment. In the case of an investment that has been realized in part, the realized and unrealized portions will be treated as separate investments for purposes of clause (i), with the Fund's cost allocated between them on a proportionate basis. Prior to it being legally permitted to pay the Incentive Fee on Capital Gains, the Fund will calculate the Incentive Fee on Capital Gains and treat it as a contingent deferred fee that will become payable if ever allowable under applicable law, but will not count any such contingent deferred fee as a liability for NAV calculation purposes until such fee becomes payable.

Subject to the receipt of exemptive relief from the SEC, the Incentive Fee on Capital Gains may be paid in Shares, valued at the greater of (i) the NAV per Share as of the end of such calendar year and (ii) the market price of the Shares at closing on the last business day of the calendar year, in either case with any fractional Share paid in cash. Until such exemptive relief is obtained, the Incentive Fee on Capital Gains will be paid in cash. To the extent permitted by applicable law or exemptive relief, if the Adviser elects to receive any Management Fee payments due in the form of shares, the value ascribed to those shares for purposes of satisfying accrued fees will be the higher of (i) the net asset value per share or (ii) the trading price per share as of the accrual date.

Taxation	The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes beginning with its taxable year that begins on the first day of the Fund’s tax year containing this initial public offering of the Fund’s Shares (the “Fund’s First RIC Tax Year”) and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. As a RIC, the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that the Fund distributes to Stockholders as dividends. The Fund may be required, however, to pay corporate-level federal income taxes on gains allocable to corporate limited partners of the Predecessor Fund built into the Fund’s assets acquired from the Predecessor Fund. See “Material U.S. Federal Income Tax Considerations.” To obtain and to maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. To avoid the imposition of a 4% U.S. federal excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. In order to minimize the imposition of the 4% federal excise tax, the Fund generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax.

Tax Reporting	As soon as practicable after the end of each calendar year, the Fund will provide to each Stockholder a statement on Internal Revenue Service (“IRS”) Form 1099-DIV (or successor form) or IRS Form 1042-S (or successor form), as applicable, identifying the amount and character (e.g., ordinary dividend income, qualified dividend income or long-term capital gain) of any distributions includable in Stockholders’ taxable income for such year.

Reports to Stockholders	The Fund will prepare and transmit to Stockholders an annual report and a semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

Fiscal and Tax Year	The Fund’s fiscal year for accounting purposes is the 12-month period ending on [●] and its taxable year is the period ending on [●].

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Charter.

Custodian and Transfer Agent	[●] serves as the Fund’s custodian (the “Custodian” or [“[●]”]), and [●] serves as the Fund’s transfer agent (the “Transfer Agent”). The Fund compensates the Custodian and Transfer Agent for these services and, in addition, reimburses the Custodian and Transfer Agent for certain out-of-pocket expenses.

Administrator	The Fund has retained [●] (the “Administrator” or “[●]”) to provide it with certain administrative services, including fund administration and fund accounting services. The Fund compensates the Administrator for these services and, in addition, reimburses the Administrator for certain out-of-pocket expenses.

ERISA	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares of the Fund. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA. Thus, neither the Fund nor the Adviser will be a “fiduciary” within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any “benefit plan investor” within the meaning of Section 3(42) of ERISA that becomes a Stockholder, solely as a result of the Stockholder’s investment in the Fund.

Privacy Policy	The Fund and certain service providers may have access to Stockholders’ personal information. The Adviser, Administrator, Custodian, Transfer Agent, the Fund’s auditors and the other service providers to the Fund may receive and have access to personal data relating to Stockholders, including information contained in a prospective investor’s subscription documents and arising from a Stockholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Stockholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

Cautionary Note Regarding Forward-Looking Statements

This Prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “shall,” “should,” “may,” “plans,” “continues,” “seeks,” “estimates,” “would,” “could,” “targets,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss the Fund’s plans, strategies, prospects and expectations concerning the Fund’s business, operating results, financial condition and other similar matters. The factors listed under “Risks,” as well as any cautionary language in this Prospectus, provide examples of risks, uncertainties and events that may cause the Fund’s actual results to differ materially from the expectations described in these forward-looking statements.

Before you invest in the Shares, you should be aware that the occurrence of the events described in “Risks” and elsewhere in this Prospectus could have a material adverse effect on the Fund’s business, results of operations and financial position. The forward-looking statements contained in this Prospectus involve a number of risks and uncertainties, including statements concerning:

•	the current and future business, operations, financial condition, operating results or prospects of the Fund and those of the issuers of the securities in which the Fund invests;

•	the return or impact of current and future investments;

•	general market conditions, the state of the general economy and its impact on the industries in which the Fund invests;

•	the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, governing the operations of the Fund or the issuers of securities in which the Fund invests;

•	the Fund’s ability to deploy any capital raised in this offering;

•	the Fund’s contractual arrangements and relationships with third parties, including the Adviser, Administrator, Custodian and Transfer Agent;

•	the impact of supply chain constraints on the issuers of the securities in which the Fund invests and the global economy;

•	uncertainty surrounding global financial stability;

•	geopolitical tensions and hostilities, and the potential for such tensions and hostilities to adversely impact the industries and issuers of the securities in which the Fund invests;

•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; and

•	the ability of the Adviser to locate and obtain suitable investments for the Fund and to monitor and administer the Fund’s investments.

You should not place undue reliance on these forward-looking statements, which are based on information available to the Fund as of the date of this Prospectus. Except as required by the federal securities laws, the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

The forward-looking statements in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund’s actual operating results and financial condition could differ materially from those implied or expressed in the forward-looking statements or from the Fund’s historical performance for any reason, including the factors set forth in “Risks” and the other information included in this Prospectus.

Summary of Fees and Expenses

The following table contains information about the costs and expenses that Stockholders will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are based on estimated amounts for the Fund’s first fiscal year of operations and assume that the Fund issues an aggregate of [●] Shares (representing an aggregate public offering price of $[●]). The purpose of the table and the example below is to help you understand the fees and expenses that you as a Stockholder would bear directly or indirectly. The following table should not be considered as a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown and, all other things being equal, will increase as a percentage of net assets attributable to Shares of the Fund if the Fund issues fewer than [●] Shares.

Please refer to “Management of the Fund-Investment Advisory Agreement-Management Fee,” “Fund Expenses,” “Underwriting” and “Dividend Reinvestment Plan” for more complete descriptions of the various costs and expenses.

Stockholder Transaction Expenses:
Sales load paid by you (as a percentage of offering price)	[●]	%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	1.00%
Dividend reinvestment plan fees(2)	[●]	%

Annual Expenses:	Percentage of Net Assets Attributable to Shares
Base Management Fees(3)	2.50%
Incentive Fee on Income(4)	0.00%
Other Expenses(5)	0.81%
Repayment to Adviser	0.58%
Other Expenses	0.23%
Interest Payments on Borrowings(6)	0.00%
Acquired Fund Fees and Expenses(7)	0.24%
Total Annual Expenses	3.55%

(1)	The Fund estimates that it will incur one-time expenses of approximately $2.5 million (approximately 1.00% of the gross proceeds) in connection with this offering, assuming [●] Shares are sold in this offering. These expenses include registration fees, FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, marketing fees, distribution fees, printing expenses, legal fees and expenses and accounting fees and expenses. The offering costs will immediately reduce the NAV of each Share purchased in this offering. See “Underwriting.” Any organizational and offering costs incurred prior to the closing of the initial public offering have been paid by the Adviser and will be reimbursed by the Fund. The Fund will reimburse the Adviser promptly following the offering out of the offering proceeds.

(2)	You will be charged a $[●] service charge if you direct [●] to sell your Shares held in a dividend reinvestment account.

(3)	Under the Investment Advisory Agreement, the Base Management Fee is calculated and payable monthly at an annual rate of 2.50% of the Fund’s gross assets (including assets purchased with borrowed amounts) determined monthly as of the end of each month (before the accrual of the base management fee for that month), effective upon the closing of the initial public offering of the Fund. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. The Base Management Fee reflected in the table is estimated for the Fund’s current fiscal year. Additionally, this estimate is calculated by determining the ratio that the Base Management Fee bears to our net assets attributable to common stock (rather than the Fund’s gross assets).

(4)	Given that the Fund has not yet commenced operations, it has not estimated the Incentive Fee on Income under the Investment Advisory Agreement and has assumed this figure to be zero. Based on the Fund’s current business plan, it anticipates that substantially all of the net proceeds of this offering will be invested within [●] to [●] months depending on the availability of investment opportunities that are consistent with the Fund’s investment objective and other market conditions and the Fund will have interest income that exceeds its quarterly hurdle rate discussed below during the second half of its first year of operations. The Incentive Fee on Income is payable quarterly in arrears, is equal to 15% of the excess, expressed as a percentage of the Fund’s average net assets invested in the Debt Portfolio in respect of the relevant calendar quarter, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2.0588% quarterly (8.24% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each quarter. The Incentive Fee on Income is computed and paid on income that may include interest that is accrued but not yet received, and may never be received, in cash.

(5)	Other Expenses are based on estimated amounts for the current fiscal year.

(6)	The Fund does not currently anticipate incurring indebtedness on its portfolio or paying any interest during the current fiscal year.

(7)	Acquired Fund Fees and Expenses are fees and expenses, including management fees, incentive fees, performance allocations and carried interest, incurred indirectly by the Fund through its investments in other investment companies and in companies that would be investment companies but for Section 3(c)(1) or 3(c)(7) of the 1940 Act, including Private Vehicles. The amounts shown are based on estimated amounts for the current fiscal year.

The following example illustrates the expenses (including the sales load of [●]%) that you would pay on a $1,000 investment in Shares, assuming (1) total annual expenses of 3.55% of net assets attributable to Shares and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$46	$117	$188	$365

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Fund

The Fund is a newly organized Maryland corporation formed on October 5, 2026, and is registered under the 1940 Act as a non-diversified, closed-end investment company. The Fund has limited operating history. The Fund’s term is perpetual unless the Fund is dissolved in accordance with the MGCL and the Fund’s charter (the “Charter”). The Fund’s principal executive office is located at 8605 Santa Monica Blvd., #54207, West Hollywood, California 90069 and its telephone number is (213) 524-9594.

Investment management services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board.

Certain information about the Fund’s current investments is included in this Prospectus. Additional information about the Fund’s investments will be available in Stockholder Reports when they are prepared.

The following table sets forth certain unaudited information as of [●], 2026, for each portfolio company in which the Fund was invested as of such date (excluding any money market fund investments).

Set forth below is a brief description of each of our portfolio companies:

PORTFOLIO COMPANIES

Name	Nature of Business	Security Type	Title and Class	Percentage of Class	Acquisition Date	Cost	Fair Value
[●]	[●]	[●]	[●]	[●]	[●]	$[●]	$[●]

[●]

[●]

Use of Proceeds

The Fund estimates that the net proceeds to the Fund from this offering will be approximately $[●] million ($[●] million if the Underwriter[s] exercise the over-allotment option in full) after deducting any organizational and offering costs. The Fund estimates that it will incur expenses of approximately $2.5 million (approximately 1.00% of the gross proceeds) in connection with this offering, which is $[●] per Share if [●] Shares are sold by the Fund in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than sales load), FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, marketing fees, distribution fees, printing expenses, legal fees and expenses and accounting fees and expenses. The organization and offering costs will immediately reduce the NAV of each Share purchased in this offering. Any organizational and offering costs incurred prior to the closing of the initial public offering have been paid by the Adviser and will be reimbursed by the Fund. The Fund will reimburse the Adviser promptly following the offering out of the offering proceeds.

The Fund intends to use the proceeds from this offering to acquire investments in accordance with its investment objective and strategies described in this Prospectus and for general working capital purposes. The Fund may not be able to fully invest its cash as quickly as it would like due to the limited availability of and competition for private investments. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within approximately [●]-[●] months after the completion of the offering. Pending such investment, it is anticipated that the Fund will invest in other investments, including listed companies, mutual funds, BDCs, ETFs, money market funds, U.S. government securities, syndicated loans, investment grade or high yield bonds, and other debt instruments, and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets (including U.S. dollar-denominated stablecoins held as cash reserves), and may at times hold a significant percentage of its assets in such investments. To the extent that a significant portion of the Fund’s assets are invested in such instruments for an extended period of time, the Fund may not achieve its investment objective.

Investment Objective and Strategy

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund’s fundamental policies, which are listed in the “The Fund” section of the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

In pursuing its investment objective, the Fund will primarily acquire and own, under normal circumstances, equity interests in the Space Economy and Space Investments. The Fund may also (i) invest in the equity of companies that have recently completed an initial public offering or business combination, as well as established public companies; (ii) invest in simple agreements for future equity (“SAFEs”), originate, purchase or otherwise acquire venture debt and other debt or debt-like instruments issued by such companies, including instruments convertible into, exchangeable for or issued together with equity securities or warrants; and (iii) acquire limited partner interests or other passive interests in venture capital funds and other private investment funds, including opportunity funds, continuation vehicles and special purpose vehicles formed to invest in one or more such companies, in each case where the Adviser determines that such investment is consistent with the Fund’s investment objective. In certain cases, to gain exposure to Space Investments, the Fund will invest in vehicles that hold interests in Space Investments alongside other investments. The Fund considers the Space Economy to be the full range of economic activities generated by, operating in and utilizing outer space, including the supporting supply chain and Earth-based services that depend now or in the future upon space-based inputs, such as IoT connectivity; autonomous vehicle navigation; precision agriculture; maritime, aviation and logistics operations; semiconductor fabrication and manufacturing; biotechnology research and compound manufacturing; emergency response and disaster management; weather forecasting and environmental monitoring; and defense and warfighter support, including communications, navigation, intelligence, surveillance and reconnaissance.

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in “Space Investments.” For purposes of this policy, the Fund considers “Space Investments” to include, without limitation: (i) companies involved in the design, manufacture, launch, operation or servicing of launch vehicles, satellites, spacecraft and related ground infrastructure; space-based communications, positioning, navigation and timing, earth observation, remote sensing and data services; in-space manufacturing, logistics, servicing and habitation; or defense, national security and dual-use space applications; (ii) companies that supply components, subsystems, materials, software or services used by, or designed for, companies described in clause (i); and (iii) companies that, based on the company’s publicly disclosed plans, committed capital or contracts, the Adviser expects to expand into the Space Economy. “Space Investments” can include equity, equity-linked securities, debt securities and other interests of companies that invest in the Space Economy, including interests in private investment funds and special purpose vehicles that invest in the Space Economy, in each case where the Adviser determines that such investment is consistent with the Fund’s 80% policy. The Fund’s 80% policy with respect to investments in Space Investments is not fundamental and may be changed by the Board without Stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

The Fund generally intends to hold its investments as a long-term investor, consistent with its investment objective and strategies, and, accordingly, the Fund does not expect to divest of investments on any particular timeline or upon the occurrence of any particular event. For example, the Fund expects generally to continue to hold investments in a company after an initial public offering. However, the Fund may divest of some or all of an investment as the Adviser determines to be appropriate and consistent with the Fund’s investment objective or strategies. This may occur in connection with an initial public offering or acquisition of a company, in the event the Adviser determines it is appropriate to rebalance the portfolio, where the Adviser determines that the investment is no longer performing in-line with expectations, or for any other reason in the Adviser’s discretion.

The Fund does not expect to invest more than 20% of its assets, measured at the time of investment, in the securities of any single issuer. The Fund may invest in companies at any stage of development, including early-stage and growth-stage private companies, late-stage private companies (including through secondary purchases), companies that have recently completed an initial public offering or business combination, established listed companies and non-U.S. companies. Pending investment, the Fund may hold equity interests in listed companies, mutual funds, BDCs, ETFs, money market funds, U.S. government securities, syndicated loans, investment grade or high yield bonds, and other debt instruments, and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets (including U.S. dollar-denominated stablecoins held as cash reserves), and may at times hold a significant percentage of its assets in such investments. Any investment in a transaction in which FutureCorp, the Adviser and/or their affiliates (including any special purpose acquisition company sponsored by FutureCorp) participate is subject to the limitations described under “Potential Conflicts of Interest.”

The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, meaning that it intends to invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

Consistent with the 1940 Act, the Fund is permitted to borrow money or issue debt securities or preferred stock as long as the Fund’s asset coverage is at or above 300% in accordance with the 1940 Act (i.e., the amount of debt incurred by the Fund may not exceed 33 1/3% of the value of the Fund’s assets). The Fund may establish one or more credit lines or warehouse lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy the Fund’s liabilities or obligations, or other specified purposes. The Fund may pledge its assets to secure any such borrowings. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund does not currently intend to issue preferred stock, although it may seek to do so in the future. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The Fund may invest either directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”), and references herein to the Fund’s investments also refer to any Subsidiary’s investments.

Should the Fund invest through one or more Subsidiaries, the Fund and its Stockholders will bear the organizational and operating fees, costs, expenses and liabilities of those Subsidiaries. The Fund and its Subsidiaries will have the same investment strategies and will be subject to the same investment restrictions and limitations on a consolidated basis. The Adviser will serve as investment adviser to the Fund and each Subsidiary. Each Subsidiary will adhere to the affiliated transaction and custody requirements of the 1940 Act.

The Adviser will not cause the Fund to participate in certain negotiated investments with affiliates unless the Fund has received an order from the SEC granting an exemption from Section 17 of the 1940 Act, or unless such investments fall outside the prohibitions of Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to apply for an exemptive order from the SEC that, if granted, would expand the Fund’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms).

Market Opportunity

The Adviser believes the Space Economy is primed for rapid expansion. A primary growth driver for the Space Economy has been the dramatic reduction in the cost of access to space, as well as increased capacity and the rise of multiple launch providers. According to the CSIS Aerospace Security Project, the cost of launching payloads, such as cargo and equipment, to “Low Earth Orbit” (where most satellites orbit, between 100–1200 miles above Earth) fell by a factor of approximately 20 (approximately 95%) when comparing the NASA “Space Shuttle” (NASA’s former reusable launch vehicle) (approximately $54,500/kg) to the SpaceX Falcon 9 (approximately $2,720/kg).1 A separate NASA fiscal year 2010 Space Shuttle benchmark also supports a reduction of more than 75% relative to the cited Falcon 9 benchmark.2 This cost decline has been driven by reusable rocket technology, with SpaceX achieving the first successful orbital-class booster landing in December 2015 and, according to its June 2026 initial public offering prospectus, reporting approximately 650 orbital launches and a mission success rate above 99% in those materials, as well as advances in manufacturing processes, including 3D-printed rocket components and mass-manufactured satellite subsystems.3

Launch Economics and Access to Space

The growing number of providers has increased launch competition, expanded payload capacity and enabled faster launch schedules: According to BryceTech, a space and technology analytics firm, 325 orbital launches were conducted worldwide in 2025, an increase of approximately 25% over 2024, deploying 4,544 spacecraft.4 Blue Origin’s New Glenn vehicle reached orbit on its first flight in January 2025, achieved its first successful booster landing in November 2025 and reused a booster on its third mission in April 2026, although that mission placed its customer’s satellite below the planned orbit.5 Blue Origin stated on June 30 that it expected to return New Glenn to flight by the end of 2026.6 Rocket Lab completed 21 consecutive successful Electron launches in 2025 and had flown 96 Electron missions in total as of September 19, 2026.7

Therefore, the Adviser expects new launch technologies to compound capacity growth and accelerate innovative space applications. SpaceX’s Starship vehicle, which had completed 12 flight tests as reported in SpaceX’s June 2026 IPO materials, is designed in its V3 configuration to deliver approximately 100 metric tons per launch to Low Earth Orbit in a fully reusable configuration, and SpaceX has stated that it aims to reduce the cost to reach orbit by 99% or more relative to the historical average launch cost.8 Goldman Sachs projects Starship launch costs of approximately $183 per kilogram in 2030, as reported by AEI, a public policy research institution.9

The Adviser’s September 21, 2026 model estimates annual global payload demand for launch at 349 metric tons in 2015 and 2,823 metric tons in 2025, and projects 13,876 metric tons in 2030, approximately 40 times the 2015 level.10 The 2015 figure uses historical launched payload mass as a proxy for realized demand; the 2025 figure is a reconstructed estimate.10 The 2030 projection reflects assumptions about constellation deployment and replacement, government programs, space station logistics, lunar refueling and emerging applications, including orbital computing. Actual demand may differ materially from these estimates.10

Expanding Commercial Application

The Adviser believes economic access to launch, accelerating government spending and fast-growing capital investment in space, together, enable new private sector opportunities and business models across a wide range of space-to-space and space-to-ground services. These include launch services and reusable vehicles; satellite hardware and subsystems; positioning, navigation, timing and connectivity; space habitats and human presence infrastructure; space-related manufacturing and its supply chains; in-space commerce, logistics and servicing; in-orbit manufacturing and computing; earth observation, remote sensing and geospatial intelligence; space-based telecommunications; and defense, national security and dual-use space applications.

The Adviser believes that the range of activities involved in the industrial space sector—including the infrastructure, manufacturing and services that enable activity in space and connect that activity to customers on Earth—creates investment opportunities across businesses serving commercial and government customers.

Government and Sovereign Demand

Geopolitical developments have further underscored the strategic importance of space for defense and national security, with increased government funding for space programs. The Russian direct-ascent anti-satellite missile test of November 2021 and the cyberattack on Viasat’s Ka-SAT network on February 24, 2022, the day Russia invaded Ukraine, are among numerous incidents demonstrating both the vulnerabilities and the centrality of space assets to modern warfare.11 As a result, space has become a growing strategic and budgetary priority for governments worldwide. According to Novaspace, a space industry consulting and analytics firm, governments spent approximately $137.4 billion on space in 2025, of which approximately $73.5 billion (54%) was directed toward defense.12

The U.S. Space Force’s fiscal year 2026 budget totaled approximately $32 billion, comprising approximately $26.1 billion in base appropriations and approximately $5.9 billion in reconciliation funding, and the current U.S. presidential administration’s fiscal year 2027 budget request proposes approximately $71.3 billion for the Space Force, including approximately $12.1 billion in proposed reconciliation funding, as reported by the Aerospace Corporation’s Center for Space Policy and Strategy.13 Separately, on June 24, 2026, the House Appropriations Committee approved a fiscal year 2027 defense spending bill including approximately $55.5 billion for the Space Force.14 NASA’s fiscal year 2026 budget was enacted at approximately $24.4 billion.15 The fiscal year 2026 defense appropriations act, enacted in February 2026, directed approximately $13.4 billion to augment and integrate space and missile defense systems associated with the “Golden Dome” homeland missile defense initiative.16 In August 2026, the Department of War described a $185 billion requirement to deliver Golden Dome.17 This is a stated program delivery requirement, not a single-year appropriation or a contract award to commercial space companies.17

In December 2025, the U.S. Space Development Agency awarded approximately $3.5 billion in contracts to L3Harris Technologies, Lockheed Martin, Northrop Grumman and Rocket Lab for 72 satellites in the Tracking Layer Tranche 3 of the Proliferated Warfighter Space Architecture, a proliferated low Earth orbit constellation; deployment of Tranche 1 continued through 2026, with 63 Tranche 1 satellites on orbit following the third Tranche 1 launch in July 2026, and Tranche 3 satellites are planned to begin launching in fiscal year 2029.18

The U.S. government is also diversifying awards to include newer entrants. In April 2026, Space Systems Command, the U.S. Space Force’s procurement arm, selected 14 vendors, including Anduril Industries, Astranis, True Anomaly, Turion Space and Quantum Space alongside established primes, for the Andromeda space domain awareness contract vehicle, a Space Force surveillance satellite procurement program.19 In May 2026, selected vendor Intuitive Machines reported an anticipated $6.2 billion ceiling for the vehicle. A contract ceiling is a maximum potential amount and does not represent orders or revenue awarded to any one vendor.19 Separately, in April 2025, Space Systems Command selected Blue Origin, alongside SpaceX and United Launch Alliance, for National Security Space Launch Phase 3 Lane 2, with approximately $2.4 billion anticipated for seven Blue Origin missions; and Impulse Space received a follow-on award for two additional missions in August 2026.19

Space is a contested domain: the Adviser believes government contracts fund technology development and support demand. NASA’s commercial resupply and crew programs illustrate the purchase of services from commercial providers, including the use of fixed-price contracts in the commercial crew program.20 The National Reconnaissance Office’s Electro-Optical Commercial Layer program has a potential value of approximately $4 billion. In addition, the National Reconnaissance Office, a U.S. intelligence satellite agency, has recently made Radar Commercial Augmentation awards, including an award to ICEYE US, a commercial radar satellite company. Government budgets, multiyear commitments and contract ceilings cover different periods and purposes and should not be added together as annual addressable revenue.21

In addition, global governments are increasingly pursuing sovereign space capabilities. In November 2025, the member states of the European Space Agency subscribed a record €22.3 billion at the agency’s Ministerial Council, an increase of approximately 31% over the 2022 Ministerial Council, and affirmed that ESA activities may support non-aggressive defense purposes, alongside a “European Resilience from Space” initiative.22 The Adviser believes these developments are driving sustained demand across public- and private-sector companies and their supply chains for satellites, subsystems and the specialized materials used in space-grade high-volume manufacturing, and are catalyzing sustained demand for both enabling technologies, such as launch vehicles, satellites and sensors, and downstream applications, including analytics and intelligence services.

Private Investment and Commercialization

Private investment in the space sector to fund research and development, commercial programs and manufacturing has expanded significantly, positioning privately-held space companies to benefit from both commercial and government demand. According to Space Capital, a space-focused venture capital firm, approximately $488 billion had been invested across the space economy since 2009 through the second quarter of 2026.23 Annual private investment reached a record of approximately $55.3 billion in 2025, more than double the approximately $26 billion invested in 2024, and the pace accelerated in the first half of 2026, with approximately $36 billion invested across 148 companies in the first quarter and approximately $32 billion across 129 companies in the second quarter.23

A separate measure, Seraphim’s SpaceTech investment tracker, reported approximately $3 billion invested in 2018 and approximately $23 billion in the twelve months preceding June 2026, approximately 7.7 times the 2018 amount.24 The latter observation is a trailing-twelve-month total, rather than a calendar-year amount. Seraphim and Space Capital use different investment universes and methodologies; their figures are not interchangeable or additive.24

Recent company financings illustrate the scale of capital available to selected private industrial space businesses. Apex announced more than $200 million of growth financing in June 2026 at a $2.3 billion valuation.25 Impulse Space announced a $308 million extension in September 2026 that increased its Series D financing to $808 million.26 Astranis announced $300 million of Series E equity financing in May 2026 and a separate delayed-draw debt facility of up to $155 million; the facility amount does not represent debt already drawn.27 Stoke Space announced the initial closing of a $1 billion Series E financing in September 2026.28 Vast announced $500 million of financing in March 2026, comprising $300 million of equity and $200 million of debt.29

Other examples include ICEYE’s announcement of €450 million of primary equity financing in June 2026, subject to closing conditions; Starcloud’s $250 million Series A extension in August 2026; and True Anomaly’s $650 million financing in April 2026, including $50 million of debt.30 These examples are company-reported transactions, not a comprehensive sample, and financing amounts and reported company valuations are not measures of realized investment returns.

The scope of private space activity has also broadened beyond traditional satellite and launch segments. Applications that were historically the exclusive domain of government agencies are increasingly being developed and operated by private companies. In addition, private companies are pursuing novel commercial applications in space, including pharmaceutical and biotechnology research in microgravity, in-orbit manufacturing of specialty materials and in-orbit data centers for cloud computing and artificial intelligence workloads. Varda Space Industries has returned capsules from orbit since February 2024 and is developing pharmaceutical processing in microgravity, and Starcloud launched a satellite carrying an NVIDIA H100 graphics processing unit in November 2025 and has since performed artificial intelligence inference and training in orbit.31 The Adviser believes these developments reflect an acceleration in privately-funded space activity, with private capital now complementing government spending as a major catalyst for sector growth.

Technical milestones provide further evidence of progress toward commercialization, while leaving substantial execution risk. K2 Space reported its Gravitas satellite platform operating in orbit in March 2026.32 Impulse Space and Starfish Space reported an autonomous rendezvous and proximity mission in December 2025 that demonstrated capabilities relevant to future orbital servicing; it was not a docking or towing demonstration.33 Vast reported that Haven Demo completed 49 in-orbit test objectives in February 2026, supporting development of its planned space stations rather than establishing commercial station operations.34 ICEYE reported commercial operation of its Gen4 radar satellites with imagery resolution as fine as 16 centimeters.35 Such milestones are specific to the technologies tested and do not establish the commercial viability of an entire company or market.

Public Market Access and the Investment Opportunity

With the sector’s growth and strategic significance, the Adviser believes numerous high-potential space companies will seek public market access, and 2026 has seen that trend begin. SpaceX completed the largest initial public offering in history in June 2026, pricing at $135 per share, an equity valuation of approximately $1.77 trillion on a base-offering share-count basis, and listing on Nasdaq under the symbol SPCX.36 HawkEye 360 completed a $416 million initial public offering on the New York Stock Exchange in May 2026,37 and Quantum Space and Ursa Major announced business combinations with special purpose acquisition companies in June and August 2026, respectively.38 Consolidation has also accelerated, with Amazon announcing an agreement to acquire Globalstar for approximately $11.6 billion in April 2026 and Rocket Lab announcing an approximately $8 billion agreement to acquire Iridium Communications in June 2026. These announced acquisitions remained subject to completion; Rocket Lab’s September 15 financing announcement described its Iridium acquisition as pending.39

In its research cohort dated September 9, 2026, the Adviser identified 61 privately held industrial space companies that had raised more than $25 million in documented closed equity and debt financing or achieved a reported valuation of at least $1 billion.40 Of these, 42 had more than $100 million in documented closed equity and debt financing or a reported valuation of at least $1 billion.40 The Adviser believes 60 or more industrial space companies are growing toward potential initial public offerings in coming years.

The Adviser believes that public market listings provide these companies and other fast-growing space ventures not only with access to capital for growth but also with the reporting transparency and governance standards that can enhance credibility with government agencies and private sector customers seeking to evaluate the financial stability and operational performance of their counterparties. The Adviser further believes that well-positioned companies with differentiated technologies, scalable business models and clear paths to commercialization will continue to attract significant investor interest and represent compelling investment opportunities for the Fund.

Further Market Growth Drivers

The Adviser also believes that Space Economy market growth will continue to accelerate. First, the Adviser believes the convergence of artificial intelligence and in-orbit data processing represents a significant new category of commercial opportunity. In-orbit computing infrastructure may offer latency advantages for certain applications. At the signal propagation level, because light propagates approximately 31% more slowly in standard silica optical fiber than in a vacuum, signals traveling through free space propagate approximately 45% faster over an equal distance than through standard silica fiber.41 End-to-end latency also depends on path length, routing, ground links and processing.41 Hosting AI engines from space has the potential to reduce latency for time-sensitive applications, including defense, where the U.S. Space Development Agency is developing missile tracking and fire-control capabilities, and disaster response, where the Adviser believes on-board satellite processing can substantially reduce data transmission requirements as compared to ground-based processing.42

Second, prominent technology companies are investing heavily to claim first-mover advantages in space-based services and infrastructure: Amazon has committed approximately $10 billion to its satellite broadband constellation, now known as Amazon Leo, which had more than 375 production satellites in orbit by mid-2026,43 and, according to SpaceX’s initial public offering prospectus, Starlink served approximately 10.3 million subscribers across 164 countries, territories and other markets as of March 31, 2026, up from approximately 4.4 million subscribers at year-end 2024.44 The Adviser believes these dynamics reflect a broader competitive environment in which major private sector participants view privately funded space as a generational opportunity. The Adviser also believes first-movers may obtain competitive advantages through timely spectrum filings, regulatory coordination and deployment. International Telecommunication Union procedures include coordination and bringing-into-use requirements and, for relevant non-geostationary systems, deployment milestones; a filing does not by itself confer an unconditional exclusive right to an orbital position or spectrum.45

**

(1)	CSIS Aerospace Security Project, Space Launch to Low Earth Orbit. Historical vehicle comparison, available at: https://aerospace.csis.org/data/space-launch-to-low-earth-orbit-how-much-does-it-cost/.
(2)	NASA Space Shuttle Era Facts, July 2011, available at: https://www3.nasa.gov/centers/kennedy/pdf/566510main_shuttle-era-facts-2.pdf; Jones/NASA Ames, The Impact of Lower Launch Cost on Space Life Support, 2018, available at: https://ntrs.nasa.gov/api/citations/20180007067/downloads/20180007067.pdf.
(3)	SpaceX SEC-filed IPO roadshow, June 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026040610/spacexfwp.htm.
(4)	BryceTech, Orbital Launches Year in Review 2025, available at: https://brycetech.com/reports/report-documents/global-orbital-activity-2025/.
(5)	AST SpaceMobile, BlueBird 7 launch statement, available at: https://www.businesswire.com/news/home/20260419512905/en/AST-SpaceMobile-Addresses-Todays-Orbital-Launch-of-BlueBird-7-on-the-New-Glenn-Launch-Vehicle.
(6)	Blue Origin, New Glenn reaches orbit, January 16, 2025, available at: https://www.blueorigin.com/news/new-glenn-ng-1-mission. Blue Origin, New Glenn launches NASA ESCAPADE, November 13, 2025, available at: https://www.blueorigin.com/news/new-glenn-launches-nasa-escapade-lands-fully-reusable-booster. Blue Origin, New Glenn Return to Flight, June 30, 2026. available at: https://www.blueorigin.com/news/new-glenn-return-to-flight.
(7)	Rocket Lab 2025 annual results, February 26, 2026, available at: https://investors.rocketlabcorp.com/static-files/57a8d0da-27ff-499c-8d85-18907743b7a8. Rocket Lab, 96th Electron mission, September 19, 2026, available at: https://investors.rocketlabcorp.com/node/13331/pdf.
(8)	SpaceX SEC-filed free writing prospectus, June 4, 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026041013/japanfwp_06042026.htm. SpaceX SEC-filed IPO roadshow, June 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026040610/spacexfwp.htm.
(9)	James Pethokoukis, “Wall Street on SpaceX: Everything Depends on Starship. And They’re Right,” AEI / Faster, Please!, July 7, 2026, available at: https://www.aei.org/commentary/wall-street-on-spacex-everything-depends-on-starship-and-theyre-right/.

(10)	FutureCorp, Global Launch Supply Versus Demand model, September 21, 2026, available at: https://planet4589.org/space/gcat/tsv/cat/satcat.tsv.
(11)	US Space Command, Russian ASAT missile test, November 15, 2021, available at: https://www.spacecom.mil/Newsroom/News/Article-Display/Article/2842957/russian-direct-ascent-anti-satellite-missile-test-creates-significant-long-last/. Viasat, KA-SAT Network cyber attack overview, February 24, 2022, available at: https://www.viasat.com/perspectives/corporate/2022/ka-sat-network-cyber-attack-overview/.
(12)	Novaspace, Global Space Spending Reaches $137B, January 20, 2026, available at: https://nova.space/press-release/global-space-spending-reaches-137b-marking-a-defense-led-era/.
(13)	Aerospace FY2027 Defense Space Budget Brief, available at: https://csps.aerospace.org/sites/default/files/2026-08/Wilson_FY27BudgetBrief_20260817.pdf.
(14)	Sandra Erwin, SpaceNews, House Appropriations Committee approves $55.5 billion for U.S. Space Force, June 25, 2026 available at: https://space4peace.org/house-appropriations-committee-approves-55-5-billion-for-u-s-space-force/; https://spacenews.com/house-appropriations-committee-approves-55-5-billion-for-u-s-space-force/.
(15)	NASA Fiscal Year 2027 Agency Fact Sheet, April 2026, available at: https://www.nasa.gov/wp-content/uploads/2026/04/fiscal-year-2027-agency-fact-sheet.pdf.
(16)	House Appropriations Committee FY2026 Defense bill summary, available at: https://appropriations.house.gov/sites/evo-subsites/republicans-appropriations.house.gov/files/evo-media-document/final-fy26-defense-minibus-4-summary.pdf.
(17)	Golden Dome industry hub release, August 11, 2026, available at: https://ebs.publicnow.com/view/6CC22E55328E92486CA2FF8014D15CC23EB26B90. https://www.war.gov/News/Releases/Release/Article/4568639/department-of-war-launches-the-golden-dome-for-america-hub-to-accelerate-indust/.
(18)	SDA, 72 Tracking Layer Tranche 3 awards, December 19, 2025, available at: https://www.sda.mil/space-development-agency-makes-awards-to-build-72-tracking-layer-satellites-for-tranche-3/. SDA, Third Tranche 1 launch, July 16, 2026, available at: https://www.sda.mil/space-development-agency-successfully-completes-third-launch-of-tranche-1-satellites/.
(19)	Space Systems Command, next-generation proliferated surveillance, April 2026, available at: https://www.ssc.spaceforce.mil/Newsroom/Article-Display/Article/4459812/ensuring-space-superiority-ussf-moves-to-deliver-next-gen-proliferated-surveill. Intuitive Machines Q1 2026 financial results, May 14, 2026, available at: https://investors.intuitivemachines.com/news-releases/news-release-details/intuitive-machines-reports-first-quarter-2026-financial-results. US Space Force NSSL Phase 3 Lane 2 awards, April 4, 2025, available at: https://www.spaceforce.mil/News/Article-Display/Article/4146459/space-systems-command-awards-national-security-space-launch-phase-3-lane-2-cont/. Impulse Space additional VICTUS SALO missions, August 13, 2026, available at: https://www.impulsespace.com/updates/impulse-space-selected-by-space-systems-command-to-support-additional-victus-salo-missions.
(20)	NASA, Commercial Resupply Services Overview, available at: https://www.nasa.gov/commercial-resupply-services-overview/. GAO, Commercial Crew Program, GAO-18-317T, January 17, 2018, available at: https://www.gao.gov/products/gao-18-317t.
(21)	GAO commercial satellite imagery, August 2026, available at: https://files.gao.gov/reports/GAO-26-107959/index.html. NRO operational radar awards. available at: https://www.nro.gov/news-media-featured-stories/news-media-press-releases/Archived-Press-Releases/Press-Release-Article/Article/4564398/nro-awards-operational-radar-commercial-augmentation-contracts/.
(22)	ESA, ESA Member States commit to largest contributions at Ministerial, November 27, 2025, updated December 2, 2025, available at: https://www.esa.int/About_Us/Corporate_news/ESA_Member_States_commit_to_largest_contributions_at_Ministerial.
(23)	Space Capital, Space IQ dashboard, data through Q2 2026, available at: https://www.spacecapital.com/space-iq. Space Capital Q4 2025 report announcement, January 2026, available at: https://www.linkedin.com/posts/spacecapital_the-q4-2025-space-iq-report-is-now-live-activity-7417204018520768512--y3O. Via Satellite, Space Capital Tracks Rebound in Space Investment, January 23, 2025, available at: https://www.satellitetoday.com/finance/2025/01/23/space-capital-tracks-rebound-in-space-investment-in-24-expects-more-interest-in-25/. Space Capital and Nasdaq, May 6, 2026, available at: https://www.spacecapital.com/blogs/space-capital-and-nasdaq. Space Capital, Space IQ Q2 2026, July 15, 2026, available at: https://www.spacecapital.com/reports/space-investment-quarterly-q2-2026.
(24)	Seraphim Q4 2025 Index, available at: https://seraphim.vc/wp-content/uploads/2026/01/Seraphim-Index-Q4-2025.pdf. Seraphim SpaceTech Investment Tracker Q2 2026, available at: https:/seraphim.vc/seraphim-spacetech-investment-tracker/.
(25)	Apex June 2026 growth financing, available at: https://www.apexspace.com/news/apex-announces-additional-fundraising-at-2b-valuation-to-scale-high-rate-satellite-production-for-proliferated-constellations.
(26)	Impulse Series D extension, available at: https://www.impulsespace.com/updates/impulse-space-announces-308-million-series-d-extension-to-meet-increasing-demand-for-in-space-mobility.
(27)	Astranis financing announcement, May 6, 2026, available at: https://www.astranis.com/blog/series-e-raise-advanced-high-orbit-spacecraft.
(28)	Stoke Series E, September 8, 2026, available at: https://www.stokespace.com/news/stoke-space-series-e.
(29)	Vast March 2026 financing, available at: https://vastspace.com/updates/vast-secures-500m-in-funding-to-accelerate-production-of-haven-space-stations.
(30)	ICEYE June 9, 2026 financing, available at: https://www.iceye.com/newsroom/press-releases/iceye-leads-a-new-era-of-sovereign-intelligence-from-space-with-1b-funding-round. Starcloud August 21, 2026 issuer release, available at: https://www.businesswire.com/news/home/20260821884035/en/Starcloud-Raises-$250-Million-at-$2.3-Billion-Valuation-to-Scale-AI-with-Orbital-Data-Centers. True Anomaly April 28 2026 financing, available at: https://www.trueanomaly.space/newsroom/our-series-d-fundraise-650m-raised-to-accelerate-space-superiority-at-scale.

(31)	NASA Helps Emerging Space Companies Take the Heat, March 7, 2024, available at: https://www.nasa.gov/general/nasa-helps-emerging-space-companies-take-the-heat/. Varda media and mission announcements, available at: https://www.varda.com/media?4d6db1db_page=4. Starcloud 1 mission, available at: https://www.starcloud.com/starcloud-1.
(32)	K2 Space satellites, available at: https://www.k2space.com/satellites.
(33)	Impulse/Starfish rendezvous demonstration, available at: https://www.impulsespace.com/updates/starfish-space-completes-autonomous-rendezvous-and-proximity-mission-in-leo-with-impulse-space.
(34)	Vast Haven Demo mission completion, available at: https://www.vastspace.com/updates/haven-demo-mission-complete-successful-deorbit-validates-path-to-haven-1.
(35)	ICEYE Gen4 commercial operations, available at: https://www.iceye.com/newsroom/press-releases/iceye-launches-high-performance-gen4-satellite-for-commercial-operations?hs_amp=true.
(36)	SpaceX June 30 2026 SEC report, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026052535/spcx-20260630.htm; https://www.sec.gov/Archives/edgar/data/1181412/000162828026040874/spacexukfwp.htm.
(37)	NYSE content update, HawkEye 360 IPO, May 2026, available at: https://www.prnewswire.co.uk/news-releases/nyse-content-update-hawkeye-360-to-start-trading-after-its-416-million-ipo-302765618.html.
(38)	Inflection Point Acquisition VI Form 8-K, June 8, 2026, available at: https://www.sec.gov/Archives/edgar/data/2102041/000121390026066027/ea0293891-8k425_inflect6.htm. Ursa Major to Go Public, August 25, 2026, available at: https://ursamajor.com/media/press-release/ursa-major-to-go-public/.
(39)	Amazon to acquire Globalstar, April 14, 2026, available at: https://press.aboutamazon.com/2026/4/amazon-to-acquire-globalstar-and-expand-amazon-leo-satellite-network. Rocket Lab acquisition of Iridium, June 29, 2026, https://investors.rocketlabcorp.com/node/12841/pdf. Rocket Lab, Iridium acquisition financing, September 15, 2026, available at: https://investors.rocketlabcorp.com/node/13301/pdf.
(40)	Supplied 70-company research panel, as of September 9, 2026.
(41)	Poletti et al., Towards high-capacity fibre-optic communications at the speed of light in vacuum, Nature Photonics, 2013, available at: https://eprints.soton.ac.uk/351369/.
(42)	SDA, 72 Tracking Layer Tranche 3 awards, available at: https://www.sda.mil/space-development-agency-makes-awards-to-build-72-tracking-layer-satellites-for-tranche-3/. NASA, software could help prepare satellite data for disaster first responders, available at: https://esto.nasa.gov/nasa-software-could-help-prepare-satellite-data-for-disaster-first-responders/.
(43)	Amazon economic impact in the US 2025, available at: https://www.aboutamazon.com/news/policy-news-views/amazons-economic-impact-in-the-us-2025. Amazon, satellite technician career program, May 29, 2026, available at: https://www.aboutamazon.com/news/amazon-leo/amazon-career-choice-satellite-technicians-space-launch.
(44)	SpaceX SEC-filed IPO roadshow, June 2026, available at: https://www.sec.gov/Archives/edgar/data/1181412/000162828026040610/spacexfwp.htm.
(45)	ITU, Regulation of Satellite Systems, available at: https://www.itu.int/en/mediacentre/backgrounders/Pages/Regulation-of-Satellite-Systems.aspx. ITU, Non-geostationary satellite systems, available at: https://www.itu.int/en/mediacentre/backgrounders/Pages/Non-geostationary-satellite-systems.aspx.

FUTURECORP OVERVIEW

Overview of FutureCorp

FutureCorp Asset Management LLC (referred to herein as the “Adviser” or “FAM”) is a limited liability company organized in the State of Delaware and serves as the Fund’s investment adviser. The Adviser was formed in May 2026 and is registered as an investment adviser with the SEC under the Advisers Act. The Adviser’s principal office is located at 505 Van Lears Run, Villanova, Pennsylvania 19085. The Adviser is a wholly-owned subsidiary of FutureCorp LLC (“FutureCorp”), a Delaware limited liability company. Joshua Marks and Sudhin Shahani each beneficially own more than 10% of FutureCorp and together control more than 50% of FutureCorp.

FutureCorp is a multi-strategy investment platform focused on the industrial space economy. Through the Adviser and its other affiliates, FutureCorp sponsors or plans a family of investment vehicles across private and public markets.

In addition to the Fund, the Adviser currently advises the Predecessor Fund and its general partner, and other vehicles formed in connection with the Fund or its predecessors. FutureCorp’s SPACs are sponsored by affiliates of the Adviser and are not advised by the Adviser. See “Potential Conflicts of Interest” in the SAI.

The Adviser draws on the experience of FutureCorp’s personnel and advisors, including as follows:

•	Joshua Marks has served as a Managing Director of FutureCorp since March 2026 and has worked full-time for FutureCorp and its affiliates since June 2026. He has served as Chief Executive Officer and Chief Financial Officer of FutureCorp Space Acquisition 1 since April 2026. From 2018 to June 2026, he served as Chief Executive Officer of Anuvu Corporation (formerly Global Eagle Entertainment), a provider of satellite-based connectivity and media solutions to the aviation and maritime industries, which was acquired by Platinum Equity in October 2025. He has served as a director of satellite communications companies, including Wireless Maritime Services and Santander Teleport S.L. Earlier, he founded masFlight, an aviation data analytics company, and co-founded MAXjet Airways, which completed an initial public offering on the London Stock Exchange’s AIM market. Mr. Marks holds an M.B.A. from Harvard Business School and an A.B. from Harvard College.

•	Sudhin R. Shahani has served as a Managing Director of FutureCorp since March 2026 and as Chairman of FutureCorp Space Acquisition 1 since April 2026. He co-founded Surf Air Mobility Inc. (NYSE: SRFM), an air mobility and software company. He served as its Chairman from 2014 to 2023 and its Chief Executive Officer from 2014 to 2017, overseeing more than $500 million of debt and equity capital raises and its listing on the NYSE, and he continues to serve on its board of directors. He previously served as Entrepreneur in Residence at Anthem Venture Partners, an early-stage venture capital firm. Mr. Shahani holds a B.S. in Business Administration and Entrepreneurship from Babson College.

•	John R. Tuttle served in a series of senior leadership roles at the New York Stock Exchange from 2007 to 2024, including Vice Chairman, Chief Commercial Officer, Chief Operating Officer and Global Head of Listings. In those roles he oversaw the listings and business combinations of approximately 300 special purpose acquisition companies. He served as President of Acrisure, LLC, a global insurance and financial services company, from 2024 to 2026, and has served as a director of Northpointe Bank (NYSE: NPB) since 2025. Earlier in his career, he served at the U.S. Department of State. Mr. Tuttle holds an M.B.A. from the University of Notre Dame and a B.B.A. from Eastern Michigan University.

Key Differentiators/Competitive Advantages

The Adviser believes that the following attributes differentiate it from its competitors:

•	Sector focus and relationships. FutureCorp’s personnel and advisors have relationships across the Space Economy, including founders and executives of space companies, space-focused venture capital firms and government and defense customers. The Adviser believes these relationships may translate into advantaged access to investment opportunities alongside traditional channels.

•	Combined operating and capital markets experience. FutureCorp’s personnel and advisors have led, financed and listed companies in the satellite communications, aerospace and financial services sectors, and have overseen public listings and business combinations at the NYSE. The Adviser believes this experience helps it evaluate companies with long development cycles and capital-intensive business plans, and helps portfolio companies prepare for public markets.

•	Direct and venture capital fund sleeves. The Adviser believes its venture fund relationships may provide early visibility into emerging companies, and co-investment rights that allow the Fund to increase its exposure as those companies grow.

•	Platform relationships. The Adviser believes FutureCorp’s broader platform may increase the visibility of the Fund and its portfolio companies and generate additional investment opportunities. These activities also create conflicts of interest, which are described under “Allocation of Investment Opportunities with Other Accounts” in the SAI.

The Adviser has limited investing history and no history managing a registered closed-end fund. There can be no assurance that these attributes will result in favorable investment opportunities or returns for the Fund.

Leverage

Consistent with the 1940 Act, the Fund is permitted to borrow money or issue debt securities or preferred stock as long as the Fund’s asset coverage is at or above 300% in accordance with the 1940 Act (i.e., the amount of debt incurred by the Fund may not exceed 33 1/3% of the value of the Fund’s assets). The Fund may establish one or more credit lines or warehouse lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy the Fund’s liabilities or obligations, or other specified purposes. The Fund may pledge its assets to secure any such borrowings. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund does not currently intend to issue preferred stock, although it may seek to do so in the future. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Preferred Shares

The Fund’s organizational documents provide that the Board may authorize and issue preferred shares with or without rights as determined by the Board, by action of the Board without prior approval of the holders of the Shares. Stockholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on the Fund’s Shares, or purchase any such Shares, unless, at the time of such declaration, the Fund would have asset coverage of at least 200% after deducting the amount of such dividend or other distribution. The 1940 Act grants to the holders of senior securities representing shares issued by the Fund certain voting rights, including the right to elect two directors of the Board. Failure to maintain certain asset coverage requirements under the 1940 Act could entitle the holders of preferred shares to elect a majority of the Board.

Borrowings

The Fund is permitted, without prior approval of the Stockholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. There can be no assurance that the Fund will be able to utilize leverage on terms that the Adviser deems favorable at any given time.

Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the Stockholders and the holders of any preferred shares, and the terms of any such borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Stockholders and the holders of preferred shares, if any, in certain circumstances.

Credit Facility

The Fund may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments and to otherwise satisfy Fund liabilities or obligations.

Risks

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY INVESTORS WHO UNDERSTAND THE POTENTIAL RISK OF CAPITAL LOSS, FOR WHOM AN INVESTMENT IN THE FUND IS A PART OF A DIVERSIFIED INVESTMENT PROGRAM, AND WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING IS NOT AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. PRIOR TO INVESTING IN THE FUND, INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS IN EVALUATING THE MERITS AND RISKS OF INVESTING IN THE FUND.

An investment in the Fund is suitable only for those persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment. An investment in the Fund is speculative and involves a high degree of risk. Therefore, you should consider the risks of investing in the Fund, including the principal risk factors described below, prior to making an investment in the Fund. The following information is a discussion of the known material risk factors associated with an investment in the Fund’s Shares specifically. These risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s investments. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results.

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose all or part of your investment in the Fund. There is no assurance that the Fund will meet its investment objective. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears, and such order is not intended to provide any indication as to the likelihood of their occurrence or of their magnitude or significance.

Private Companies Risk

Investments in private companies involve a high degree of business and financial risk that can result in substantial losses.

Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is a risk that the Fund may invest on the basis of incomplete or inaccurate information, and will not be able to adequately monitor the performance of its investments, which may adversely affect the Fund’s investment performance. It also is more difficult to value private investments compared to public investments because there is less information available about private companies. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies. As a result, the Fund’s NAV could significantly increase or decrease if the Fund learns of new material information regarding a private company, particularly if the company comprises a significant portion of the Fund’s portfolio. Additionally, the Fund will only value its investments on a periodic basis. To the extent that new material information regarding a private company in which the Fund has invested becomes public, the trading price of the Fund’s shares could fluctuate significantly, including potentially causing the Fund’s shares to trade at a discount or premium to the most recently published NAV. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to transfer restrictions and substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner. There also is no assurance that the private companies in which the Fund invests will ever have a liquidity event.

Additionally, the types of private companies in which the Fund expects to invest may be dependent on key personnel for their future success. If a company is unable to hire and retain qualified personnel, or if the company loses a founder or any key member of its management team, its performance may be significantly impaired.

Historical returns for private company investments have often been dependent on investment selection with a limited number of companies having an outsized impact on the return profile of the asset class. Although the Fund intends to deploy capital in early-stage companies, the Fund may not be able to invest at an early enough stage in these companies’ lifecycles to experience an outsized investment return. Private companies typically control which investors are permitted to invest in their company, including through a consent right over which investors are permitted to purchase shares from existing investors in, or lenders to, that company. There can be no assurance that the companies that the Fund targets will permit the Fund to become an investor. The Fund may not be able to deploy all of its capital in companies that fit its investment mandate.

The Fund’s private investments may be subject to risks associated with an unaffiliated lead investor. Due diligence will be conducted on private investment opportunities. However, due diligence will necessarily be limited by, among other things, information that the Fund is able to obtain, and the Fund expects that substantially less information will be available about the Fund’s private investments than information that would be available for publicly traded investments. The Fund may in its sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where the Fund believes that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as when the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there therefore may be a shorter due diligence process. The Fund expects to make minority investments where it may have little to no opportunity to negotiate the terms of a particular private investment or to require a specific private company in which the Fund invests to disclose any particular type of information to the Fund, either in connection with diligence or as ongoing reporting. Where the Fund invests alongside an unaffiliated lead investor, the Adviser may rely to some extent on the lead investor’s diligence on the relevant investment and to negotiate certain terms of the investment. In addition, the Adviser may rely upon independent consultants or advisers in connection with their evaluation of proposed investments and may consider the diligence of potential co-investors or strategic partners. There can be no assurance that these consultants, advisers, co-investors or strategic partners will accurately evaluate such investments, and such involvement of third-party consultants, advisers, co-investors or strategic partners may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. As a result of any or all of these circumstances, the due diligence investigation that the Fund carries out with respect to any such investment opportunity may not reveal or highlight all material risks associated with such investment opportunity, which may have otherwise been discovered with a more thorough process, especially when there is a compressed diligence timeframe and/or heightened competition for an investment, where there may be limited publicly available information with respect to a particular company or its executives, where because of the size or other aspects of an investment limited information is made available to the Adviser by the prospective portfolio company, or in circumstances where all or a portion of such due diligence is conducted remotely.

In connection with some of the Fund’s investments in private companies, the Fund will pledge some or all voting rights in a private company to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Fund, and if the Adviser determines that the Fund should not agree to pledge such voting rights, it may result in the Fund being excluded from the investment opportunity.

The Fund has the discretion to make follow-on investments, subject to the availability of capital resources and the availability of securities in the applicable portfolio company. The Fund may elect not to make follow-on investments in a portfolio company and it may lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, it may elect not to do so in order not to increase its concentration of risk, because it prefers other opportunities, or because it is inhibited by compliance with regulatory or other requirements.

Private Vehicles Risk

The Fund may invest in privately offered pooled investment funds and similar investment vehicles managed by unaffiliated third parties, including special purpose vehicles (“SPVs”), venture funds and private equity funds, limited liability companies, limited partnerships, pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and other vehicles (each, a “Private Vehicle”). The Fund may also invest in another sponsor’s “continuation vehicle,” which acquires assets from an existing fund of such sponsor, and in which other FutureCorp funds invest. Private Vehicles interests are expected to be illiquid and subject to restricted marketability, and the realization of investments from them may take considerable time and/or be costly. In addition, certain private companies may impose broad transfer restrictions on their equity securities. These restrictions may extend to the ability of a Private Vehicle that invests in such private company to admit new investors, meaning that the Fund may be unable to invest in a Private Vehicle without the consent of the underlying private company. There can be no assurance that such consent will be granted, which may limit the Fund’s ability to gain exposure to certain private companies. The Fund expects to invest in Private Vehicles, including SPVs, that provide exposure to Space Investments (as defined below).

Some of the Private Vehicles in which the Fund invests may have only limited operating histories. Although the Adviser will seek to receive detailed information from each Private Vehicle regarding its business strategy and any performance history, including audited financial statements, in most cases the Adviser will have little or no means of independently verifying this information. The Fund may in its sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where the Fund believes that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as where the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there therefore may be a shorter due diligence process. In addition, the Adviser may rely upon independent consultants or advisers in connection with their evaluation of proposed investments and may consider the diligence of potential co-investors or strategic partners. There can be no assurance that these consultants, advisers, co-investors or strategic partners will accurately evaluate such investments, and such involvement of third-party consultants, advisers, co-investors or strategic partners may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. As a result of any or all of these circumstances, the due diligence investigation that the Fund carries out with respect to any such investment opportunity may not reveal or highlight all material risks associated with such investment opportunity, which may have otherwise been discovered with a more thorough process, especially when there is a compressed diligence timeframe and/or heightened competition for an investment, where there may be limited publicly available information with respect to a particular company or its executives, where because of the size or other aspects of an investment limited information is made available to the Adviser by the Private Vehicle, or in circumstances where all or a portion of such due diligence is conducted remotely. Lastly, Private Vehicles may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Private Vehicles and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Private Vehicles. Then, as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Private Vehicles’ investments are successful.

Private Vehicle interests are ordinarily valued based upon valuations provided by the manager or general partner of the Private Vehicle (a “Private Vehicle Manager”), which may be received on a delayed basis. Certain securities in which the Private Vehicles invest may not have a readily ascertainable market price and are fair valued by the Private Vehicle Managers. A Private Vehicle Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Private Vehicle Manager’s compensation. The Adviser will review and perform due diligence on the valuation procedures used by each Private Vehicle Manager and monitor the returns provided by the Private Vehicles. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Vehicle Manager, the accuracy of the valuations provided by the Private Vehicle Managers, that the Private Vehicle Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Vehicle Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Private Vehicle Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Private Vehicle Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever. Inaccurate valuations provided by Private Vehicles could materially adversely affect the value of Shares.

The Fund will pay asset-based or commitment-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Private Vehicles. Such fees and performance-based compensation are in addition to the Fund’s own Management Fee. In addition, performance-based fees charged by Private Vehicle Managers may create incentives for the Private Vehicle Managers to make risky investments, and may be payable by the Fund to a Private Vehicle Manager based on a Private Vehicle’s positive returns even if the Fund’s overall returns are negative. Stockholders will indirectly bear a proportionate share of the fees and expenses of the Vehicles, in addition to a proportionate share of the expenses of the Fund.

The Fund may be precluded from acquiring an interest in certain Private Vehicles due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Private Vehicles or as a percentage of the overall capitalization of the Private Vehicle. The Adviser also may refrain from including a Private Vehicle in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, if any, such as a capital commitment to a Private Vehicle or as part of a direct investment. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Private Vehicles or direct investments than other clients of the Adviser.

If the Fund fails to satisfy capital calls to a Private Vehicle in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Private Vehicle. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Private Vehicles or otherwise impair the value of the Fund’s investments.

The governing documents of a Private Vehicle generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Private Vehicle prior to the end of its stated term. Early termination of a Private Vehicle in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Although the Fund will be an investor in a Private Vehicle, Stockholders will not themselves be equity holders of that Private Vehicle and will not be entitled to enforce any rights directly against the Private Vehicle or the Private Vehicle Manager or assert claims directly against any Private Vehicles, the Private Vehicle Managers or their respective affiliates. Stockholders will have no right to receive the information issued by the Private Vehicles that may be available to the Fund as an investor in the Private Vehicles. In addition, Private Vehicles generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Private Vehicles, will not have the benefit of the protections afforded by the 1940 Act. Private Vehicle Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Private Vehicles managed by such Private Vehicle Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Commitments to Private Vehicles generally are not immediately invested. Instead, committed amounts are drawn down by Private Vehicles and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Private Vehicle’s drawdowns. During this period, investments made early in a Private Vehicle’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Private Vehicles do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Private Vehicle. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Private Vehicles. This may result in the Fund making commitments to Private Vehicles in an aggregate amount that exceeds the total amounts invested by Stockholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Private Vehicle will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Private Vehicles.

The Fund is subject to the risks associated with its Private Vehicles’ underlying investments. The investments made by Private Vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Private Vehicle invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

In connection with making an investment in a Private Vehicle, the Fund may decide to pledge some or all voting rights in a Private Vehicle to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Fund, and if the Adviser determines that the Fund should not agree to pledge such voting rights, it may result in the Fund being excluded from the investment opportunity.

The Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in certain industries or groups of industries. Accordingly, a Private Vehicle Manager may focus on a particular industry or sector which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Private Vehicle Manager may focus on a particular country or geographic region, which may subject the Private Vehicle, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Private Vehicles may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Private Vehicle may invest. The success of each investment made by a Private Vehicle will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

The Fund may make secondary investments in Private Vehicles by acquiring the interests in the Private Vehicles from existing investors in such Private Vehicles (and not from the issuers of such investments). In such instances, as the Fund will not be acquiring such interests directly from the Private Vehicle, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of secondary investment opportunities in Private Vehicles that will be presented to the Fund.

In addition, valuation of secondary investments in Private Vehicles may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Private Vehicles may own securities. Moreover, the purchase price of secondary investments in such Private Vehicles generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase secondary investments in Private Vehicles at attractive discounts to their respective net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its secondary investments, the structure of such acquisitions and the overall success of the Private Vehicle.

Secondary investments in a Private Vehicle may be acquired at a discount to that Private Vehicle’s NAV. Because those secondary investments will be valued by the Fund at the most recent NAV reported by the Private Vehicle’s Manager, the Fund will have an unrealized gain with respect to those investments (and a corresponding increase in NAV and performance) equal to the difference between the most recent reported NAV of the Private Vehicle and the Fund’s purchase price.

To maintain the Fund’s status as a RIC and preserve the tax benefits to the Fund of that status, the Fund intends to distribute to Stockholders capital gain dividends in the amount of the Fund’s net capital gain. Distribution of the Fund’s net capital gain (which is generally the excess of the Fund’s realized net long-term capital gains over the Fund’s realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common shares. Distributions of the Fund’s net capital gain to a Non-U.S. Stockholder, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Stockholder in the United States).

Conversely, a secondary investment in a Private Vehicle sold by the Fund at a discount could result in a realized loss (or, to the extent the investment is sold at a gain compared to the purchase price, but a loss compared to its most recent valuation, a loss of NAV), and a corresponding decrease in the Fund’s NAV and performance equal to the difference between the value of the secondary investment as reflected in the books and records of the Fund and the negotiated sale price.

The valuation of the Fund’s secondary investments in Private Vehicles is ordinarily determined based upon valuations provided by the Private Vehicle Managers, when available, and is subject to the same risks associated with the reliance on valuations provided by the Private Vehicle Managers as the primary investments in Private Vehicles.

There is significant competition for secondary investments. Many institutional investors, including fund-of- funds entities, as well as existing investors of Private Vehicles may seek to purchase secondary investments of the same Private Vehicle which the Fund may also seek to purchase. In addition, some Private Vehicle Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Private Vehicle Managers also may be partial to secondary investments being purchased by existing investors of their Private Vehicles. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. No assurance can be given that the Fund will be able to identify secondary investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such secondary investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such secondary investments.

At times, the Fund may have the opportunity to acquire a portfolio of Private Vehicle interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Private Vehicle interests may be less attractive than others, and certain of the Private Vehicle Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those secondary investments which the Adviser considers (for commercial, tax, legal or other reasons) less attractive.

In the cases where the Fund acquires an interest in a Private Vehicle through a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest and will be exposed to existing and contingent liabilities of the Private Vehicle. More specifically, where the seller has received distributions from the Private Vehicle and, subsequently, that Private Vehicle recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Private Vehicle. While the Fund may, in turn, make a claim against the seller for any such monies so paid, there can be no assurances that the Fund would prevail on such claim.

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund at any time. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of Private Vehicles to pursue their investment strategies. In recent years, market disruptions and the dramatic increase in capital allocated to alternative investment strategies have led to increased governmental, regulatory and self-regulatory scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund industry periodically is being and may in the future be considered or acted upon by governmental or self- regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes might be made in the future to the regulations affecting: private equity funds generally; the Private Vehicles; the Private Vehicle Managers; the markets in which they operate and invest; and/or the counterparties with which they do business. It is also impossible to predict what the effect of any such legislative or regulatory changes might be. Any regulatory changes that adversely affect a Private Vehicle’s ability to implement its investment strategies could have a material adverse impact on the Private Vehicle’s performance, and thus on the Fund’s performance.

Early-Stage Companies Risk

Early-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing, which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small. Given the rapid timelines often associated with early-stage technology companies, and the inherently limited information available on early-stage companies, the Adviser’s evaluation of a given opportunity is generally conducted on an expedited basis, which creates heightened risk for investors in such early-stage companies.

Medium and Late-Stage Companies Risk

The Fund is subject to risks associated with investments in medium- and late-stage companies. Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

SAFEs Risk

SAFEs do not represent an equity ownership interest at the time of investment, and it is uncertain if SAFEs will provide such exposure in the future. They are designed for early-stage, high-growth startup companies that are expected to raise additional capital in the future. If such growth or financing does not occur, the economic assumptions underlying the investment may not be realized. Unlike common stock, SAFEs do not provide holders with any current ownership rights, including voting rights or rights to dividends, and instead represent only a contractual right to receive equity in the future upon the occurrence of specified triggering events, such as a future equity financing, acquisition, or initial public offering, which may not occur. If such triggering events do not occur, the Fund may never receive equity securities and could lose its entire investment. In certain circumstances, a portfolio company may raise additional capital through alternative financing structures that do not trigger conversion. Even if a triggering event occurs, the terms governing conversion may be complex and highly variable, including valuation caps, discounts, or other mechanisms, such as most favored nation or pro rata provisions, that may significantly affect the amount and value of equity ultimately received.

The valuation for the company used in the conversion of the SAFEs will be determined by the investors investing in the next priced equity financing round that triggers conversion of the SAFEs, which valuation may not be known by the Fund or an accurate reflection of the valuation of the company at that time.

A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Fund’s investment in the company that issued the SAFE may change significantly, impacting the Fund’s NAV per share and potentially the trading price for the Shares. Because SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.

Equity Securities Risk

The Fund will invest in equity securities, including equity securities of public companies. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Equity securities of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by the Fund. The value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the equity securities held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, technological developments, contractions in governmental expenditures, the value of its assets and reduced demand for its goods and services. Also, equity securities and equity-related securities may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of any equity securities to which the Fund has exposure. The value of the equity securities the Fund holds may also fluctuate because of changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

The Fund may invest in equity-related securities, including SAFEs, convertible notes and warrants. The Fund may also invest in junior classes of equity, including common stock and junior series of preferred stock, that rank at or near the bottom of a portfolio company’s capital structure. Holders of senior preferred stock, debt and other senior claims generally have priority in a liquidation, sale or other exit, and liquidation preferences, participation rights and similar terms can leave little or no value for junior equity even when a company is sold at a substantial price. As a result, the value of the Fund’s junior equity investments may fall sharply, or to zero, in response to adverse company or market events.

The equity interests the Fund invests in may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

Public Company Risk

The trading price of the equity securities of the public companies in which the Fund invests may be volatile and subject to wide fluctuations in response to various factors, including the public company’s financial condition and operating results, changes in the public company’s business or future prospects, technological innovations, announcements by the public company or its competitors, changes in the regulatory environment, harm to the public company’s brand and reputation and broader market or economic conditions. Additionally, public companies that have experienced volatility in the market price of their stock have been subject to securities litigation, including class action litigation. Such matters could be costly and time-consuming and could divert management’s attention from executing the public company’s strategic initiatives and operating its business. Any adverse judgments, settlements or regulatory penalties could result in substantial financial costs, reputational harm and operational disruptions. The mere initiation of litigation or government inquiries, regardless of the outcome, could negatively impact investor confidence and the public company’s stock price. Public companies also have significant requirements for enhanced financial reporting and internal controls. The process of designing and implementing effective internal controls is a continuous effort that requires public companies to expend significant resources to maintain a system of internal controls that is adequate to satisfy their reporting obligations as a public company. Any material weaknesses could result in a material misstatement of the public company’s annual or quarterly consolidated financial statements or disclosures that may not be prevented or detected, which can further negatively affect the public company’s share price.

Technological Innovations Risk

Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/or its portfolio investments or alter the market practices the Fund’s strategy has been designed to function within and on which the Fund’s strategy depends for investment return. Moreover, given the pace of innovation in recent years, such technological innovation may adversely impact the Fund and/or its portfolio companies in a manner that may not have been foreseen, or foreseeable, at the time the Fund made any applicable investment. Any of these technological innovations could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Additionally, the Adviser could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Non-Diversification Risk

The Fund is classified as non-diversified for purposes of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. The Fund intends to assume large positions in the securities of a small number of issuers. Accordingly, the Fund’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or assessed fair value of a single issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Concentration Risk

The Fund expects that it will invest significantly in a full range of economic activities generated by, operating in and utilizing outer space, including the supporting supply chain and Earth-based services that depend now or in the future upon space-based inputs, such as Internet of Things (IoT) connectivity; autonomous vehicle navigation; precision agriculture; maritime, aviation and logistics operations; semiconductor fabrication and manufacturing; biotechnology research and compound manufacturing; emergency response and disaster management; weather forecasting and environmental monitoring; and defense and warfighter support, including communications, navigation, intelligence, surveillance and reconnaissance. Accordingly, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in certain industries or groups of industries.

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in “Space Investments.” For purposes of this policy, the Fund considers “Space Investments” to include, without limitation: (i) companies involved in the design, manufacture, launch, operation or servicing of launch vehicles, satellites, spacecraft and related ground infrastructure; space-based communications, positioning, navigation and timing, earth observation, remote sensing and data services; in-space manufacturing, logistics, servicing and habitation; or defense, national security and dual-use space applications; (ii) companies that supply components, subsystems, materials, software or services used by, or designed for, companies described in clause (i); and (iii) companies that, based on the company’s publicly disclosed plans, committed capital or contracts, the Adviser expects to expand into the Space Economy. “Space Investments” can include equity, equity-linked securities, debt securities and other interests of companies that invest in the Space Economy, including interests in private investment funds and special purpose vehicles that invest in the Space Economy, in each case where the Adviser determines that such investment is consistent with the Fund’s 80% policy. The Fund’s 80% policy with respect to investments in Space Investments is not fundamental and may be changed by the Board without Stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

As of the date of this Prospectus, the Fund determines an issuer’s industry or group of industries by reference to its classification under the GICS. As of the date of this Prospectus, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in the industrials, energy, materials, utilities, communication services and information technology sectors. This policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries.

The sectors in which the Fund invests can offer high growth potential, but they also come with heightened risk. Companies in these sectors are often highly dependent on innovation, research and development, and consumer adoption, and can be significantly impacted by legislative and regulatory changes, adverse market conditions and competition, all of which can lead to significant price volatility. The Fund’s concentrated exposure to these sectors could result in greater losses during periods of market volatility or sector-specific downturns. By focusing on a group of industries under GICS, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. The Fund’s concentration of risk in these sectors may increase the losses suffered by the Fund or reduce its ability to dispose of depreciating assets. Because the Fund concentrates in a group of industries under GICS, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries. Concentration could expose the Fund to losses disproportionate to those incurred by the market in general if the areas in which the Fund’s investments are concentrated are disproportionately adversely affected by price movements in those financial instruments or assets. The Fund is subject to the risks associated with the sectors in which its investments, as further described below, and that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting these sectors.

The Fund may invest in Private Vehicles that concentrate their investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by a Private Vehicle. In addition, the investments of such Private Vehicles will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Space Economy Technology Risk

Space economy technology companies produce a wide range of products and services for accessing and operating in space, such as launch systems, satellite manufacturing, propulsion, in-orbit servicing, space-based communications and ground infrastructure. Space economy technology companies also produce a wide range of products and services for enabling terrestrial applications that depend on space-derived data, connectivity and infrastructure, including Internet of Things (IoT) connectivity; autonomous vehicle navigation; precision agriculture; maritime, aviation and logistics operations; semiconductor fabrication and manufacturing; biotechnology research and compound manufacturing; emergency response and disaster management; weather forecasting and environmental monitoring; and defense and warfighter support, including communications, navigation, intelligence, surveillance and reconnaissance.

The operations and performance of space economy technology companies depend significantly on government policy, defense and civil space budgets, procurement cycles and the pace of commercial adoption of space-based solutions. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay or renegotiation of such contracts may have a significant adverse impact on financial performance. Adverse economic conditions, changes in government spending priorities or geopolitical developments can materially adversely affect a space economy technology company’s business. The global supply chain for space economy technology companies is large and complex, and many supplier facilities, including manufacturing and assembly sites, are located outside the United States or in geopolitically sensitive regions. Space economy technology companies may also be dependent on a narrow set of suppliers or specialized components, introducing risks related to supply chain disruption, quality control or geopolitical tensions. Adverse macroeconomic conditions, including slow growth or recession, inflation, tighter credit, higher interest rates, changes in fiscal and monetary policy and financial markets volatility, can adversely impact government and commercial demand and materially adversely affect demand for space economy technology companies’ products and services. Geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues (including epidemics and pandemics), industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors can have an adverse impact on space economy technology companies’ business and supply chains.

The market for space economy technology products and services is highly competitive and subject to rapid technological change, including the adoption of artificial intelligence, autonomous systems, and advanced manufacturing techniques, which can render existing offerings obsolete or noncompetitive. Space economy technology companies may hold patents, trademarks and copyrights, and many competitors may seek to compete primarily by imitating the products and infringing on intellectual property. If a space economy technology company is unable to continue to develop and sell innovative new products with attractive margins, or if competitors infringe on its intellectual property, that company’s ability to maintain a competitive advantage could be materially adversely affected. The failure to adequately protect intellectual property may result in severe penalties, contract loss or reputational harm. Space economy technology companies typically face long development cycles and substantial research and development expenditures, and there is no guarantee that products or services under development will achieve technical success or market acceptance.

Space economy technology companies may be required to use, store and share confidential information, including classified or export-controlled information with respect to their government customers. Many space economy technology companies operate in sensitive areas involving national security, classified information or dual-use technologies, making them subject to heightened cybersecurity threats, espionage and surveillance risks and compliance burdens under national security laws. Data security measures cannot provide absolute security, and losses or unauthorized access to or releases of confidential information can occur and could materially adversely affect a company’s business and reputation.

Space economy technology companies are subject to complex and changing laws and regulations relating to, among other areas, commercial launch and reentry licensing; spectrum allocation; orbital debris mitigation; environmental review; export control and International Traffic in Arms Regulations (“ITAR”); and national security. Compliance with these laws and regulations is onerous and expensive. New and changing laws and regulations can adversely affect a space economy technology company’s business by increasing the costs of compliance, limiting the company’s ability to offer a product, service or feature to customers, imposing changes to the design of the company’s products and services or impacting customer demand for the company’s products and services. If any space economy technology company is found to have violated laws and regulations, it could materially adversely affect the company’s business and reputation. Space economy technology companies may also face increased scrutiny from regulators, investors and the public, particularly in connection with the use of advanced technologies in military, surveillance or reconnaissance applications. There is no assurance that a company in which the Fund invests will be able to meet these legal and regulatory obligations, which could have a material adverse effect on these companies and result in a total loss of the Fund’s investment.

Startups and emerging space economy technology companies may have limited operating histories, constrained financial resources and heightened reliance on key personnel or proprietary technology. As a result, they may experience significant volatility in valuation and performance, and the Fund’s investments in such companies could be subject to a high degree of risk, including the risk of total loss.

Space Telecommunications and Connectivity Companies Risk

Space telecommunications and connectivity companies are companies that own, operate and/or develop space-based communications infrastructure, including satellite constellations, ground station networks, inter-satellite links, and related hardware and software used to deliver broadband, mobile and data relay services from orbit. Space telecommunications and connectivity companies are exposed to risks specific to the space environment as well as the risks that relate specifically to the way in which space-based communications infrastructure is utilized and operated.

Space telecommunications and connectivity companies may be affected by unique supply and demand factors, such as changes in demand for communications infrastructure, the proliferation of satellite constellations and new technologies that may affect demand for space-based connectivity, including the prevalence of the Internet of Things. Space telecommunications and connectivity companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of space-based infrastructure; governmental regulations, including spectrum allocation and licensing requirements; and technological changes, including those affecting the number or type of satellites needed to provide connectivity to a given geographic area or resulting in the obsolescence or decommissioning of certain existing satellite networks.

Space telecommunications and connectivity companies depend on access to radio frequency spectrum and authorizations from the Federal Communications Commission in the United States and telecommunications regulators in other countries. Acquiring the necessary authorizations can be a complex and time-consuming process. Without these licenses and approvals, such companies cannot generally offer connectivity services in a given market. Spectrum access itself is limited and highly regulated. Space telecommunications and connectivity companies may be subject to external risks including, but not limited to, launch delays and failures, space weather events, orbital debris and supplier outages. Space telecommunications and connectivity companies may be subject to internal risks including satellite performance degradation and data security risk. In addition, satellites have a limited life capacity. They could become compromised over their designated operational life span and be more susceptible to anomalies and failures as they age. Some of the principal satellite anomalies include mechanical and electrical failures due to manufacturing error or defect, equipment degradation during the satellite’s lifetime and deficiencies of control or communications software. Space telecommunications and connectivity companies are potential targets for cyberattacks, which may have a materially adverse impact on the performance of such companies.

Space Manufacturing and Supply Chain Companies Risk

The development, manufacturing and operation of launch vehicles, satellites and related systems are complex and capital-intensive activities that are subject to numerous risks. Space manufacturing companies’ launch vehicles, satellites and related systems may experience delays, damage or destruction during design and manufacturing, including delays in fabrication, assembly, inspection, testing and component qualification. These issues may arise from engineering challenges, supplier performance problems, quality control shortcomings, unexpected design modifications or disruptions in manufacturing facilities. Any of these factors may delay development or production schedules, increase costs or result in hardware that must be reworked or replaced.

Space manufacturing companies’ operations also involve significant risks during pre-launch preparation. Launch vehicles and satellites can be damaged or destroyed during transport, fueling, integration or ground testing. Even minor anomalies may require extensive troubleshooting or repairs, resulting in launch delays, increased mission costs or the loss of flight hardware. The Fund’s portfolio companies may depend on third parties to manufacture and supply certain key components, and any supply shortages or disruptions or failures in their performance could have a material adverse effect on such companies’ business, financial condition, results of operations and future prospects. Space manufacturing companies may also be dependent on a narrow set of suppliers or specialized components, introducing risks related to supply chain disruption, quality control or geopolitical tensions. In addition, many space manufacturing companies operate in sensitive areas involving national security, classified information or dual-use technologies, making them subject to heightened cybersecurity threats, espionage risks and compliance burdens under national security laws.

Space Infrastructure Companies Risk

The Fund may invest in companies that develop, own or operate critical space infrastructure, including launch facilities, ground stations, satellite networks, propellant production systems, orbital platforms and related terrestrial support systems. Interruptions in the operation of critical satellite network, ground station, launch, manufacturing or spacecraft infrastructure could result in significant downtime, operational delays or loss of service, each of which could have a material adverse effect on such companies’ business, financial condition, results of operations and future prospects. The complexity and interdependence of engineering, manufacturing, assembly, space transportation and infrastructure systems mean that a disruption in one component can have cascading effects throughout operations. For example, an outage at a ground station could impact command and control functions, mission planning or real-time telemetry, while interruptions at launch facilities could cause postponements or cancellations of scheduled launches.

Once deployed, orbital infrastructure may be difficult or impossible to inspect, repair or recover, and any component failures could result in permanent capacity loss, accelerated depreciation, decommissioning or need for replacement of the infrastructure. Space infrastructure companies’ ability to scale operations depends upon the ability to obtain new and leverage existing regulatory approvals and licenses, and any significant changes to the regulatory landscape could materially and adversely impact operations. Many anticipated space infrastructure markets are nascent or do not currently exist and may develop more slowly, at a smaller scale or not at all, which could require such companies to modify, delay or abandon certain business plans, or cause such plans not to develop at all.

Unique and Unprecedented Nature of Space Investments Risk

The Fund’s investments in companies operating in or supporting the space economy are subject to risks that are qualitatively different from those associated with most other investment sectors. Space is a hostile, remote and unpredictable environment in which assets and systems may be exposed to launch stresses, extreme temperatures, vacuum, radiation, space weather, micrometeoroids and orbital debris that cannot be fully replicated through terrestrial testing. Once deployed, satellites, spacecraft and orbital infrastructure may be difficult or impossible to inspect, repair or recover. Manufacturing, testing, launching, reentering and operating such systems also involve inherent dangers that could cause mission failure, serious injury, death, property damage and environmental harm. Further, space is an increasingly contested domain. The militarization of space and the development of counter-space capabilities, including anti-satellite weapons, jamming, spoofing, cyberattacks and directed-energy systems, expose space assets to heightened geopolitical and security risks. In an armed conflict, foreign governments or other actors may disrupt, disable or destroy satellites, ground stations and related infrastructure, including commercial and civilian systems, particularly systems that provide services to national security customers. Debris from such attacks could damage other assets in orbit. Insurance for these risks may be unavailable or subject to war-risk exclusions. Any such event could cause portfolio companies to lose assets or revenue and could materially reduce the Fund’s net asset value.

Space-related companies may seek to develop and deploy complex products, services and infrastructure at unprecedented scale using technologies that are novel, unproven, unavailable commercially or not yet in existence. Their operations may depend on obtaining and maintaining government permits, licenses and other regulatory approvals, including for launch, reentry, spectrum use and environmental matters, which may be delayed, conditioned, denied, suspended or revoked. Such companies may also experience technical failures, launch delays, cost overruns, supply shortages and disruptions to critical power, processor, communications or ground infrastructure. Many anticipated space markets are nascent or do not currently exist and may develop more slowly, at a smaller scale or not at all. Any of these events could cause a portfolio company to delay or abandon its plans, exhaust its capital or fail, which could materially reduce the Fund’s net asset value or result in the loss of some or all of the Fund’s investment.

Technology Sector Risk

The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, and in such an environment, technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.

Many technology companies depend on third-party platforms and products, and policy changes or technical issues in such systems could impair monetization. Reliance on third-party cloud and data-center providers can also increase exposure to outages, capacity shortfalls and cost increases. Any disruption or damage to, or failure of the third-party platform, products, systems or providers relied upon by technology companies could result in service interruptions and harm the companies’ businesses. As technology companies increase their reliance on these third parties, particularly with respect to third-party cloud computing platforms, their exposure to damage from service interruptions or other performance or quality issues may increase. Service interruptions or other performance or quality issues may cause technology companies to issue credits or pay penalties, cause customers to make warranty or other claims against the companies or to terminate their subscriptions, and adversely affect technology companies’ attrition rates and their ability to attract new customers, all of which would reduce technology companies’ revenue. Technology companies’ business and reputation would also be harmed if their customers and potential customers believe the companies’ services are unreliable.

In addition, hardware and device makers are exposed to a limited number of contract manufacturers with geopolitically sensitive supply chains, which amplifies disruptions from trade restrictions, natural disasters or public health events (including epidemics and pandemics). Where global trade controls apply, export restrictions can abruptly curtail market access, depress demand or force costly re-engineering. Many technology company suppliers and contract manufacturers are in locations that are prone to earthquakes and other natural disasters. Global climate change is resulting in certain types of natural disasters and extreme weather occurring more frequently or with more intense effects. In addition, many suppliers’ operations and facilities are subject to the risk of interruption by fire, power shortages, nuclear power plant accidents and other industrial accidents, terrorist attacks and other hostile acts, ransomware and other cybersecurity attacks, labor disputes, public health issues and other events beyond the suppliers’ control. Global supply chains can be highly concentrated and geopolitical tensions or conflict could result in significant disruptions. Such events can make it difficult or impossible for the contract manufacturers to manufacture and deliver products to its customers, create delays and inefficiencies in the supply and manufacturing chain, result in slowdowns and outages to the technology companies’ service offerings, increase costs, and negatively impact consumer spending and demand in affected areas.

Technology company operations are also subject to the risks of industrial accidents at its suppliers and contract manufacturers. While many suppliers are required to maintain safe working environments and operations, an industrial accident could occur and could result in serious injuries or loss of life, disruption to the technology companies’ business, and harm to the technology companies’ reputation. Major public health issues, including pandemics, have adversely affected, and could in the future materially adversely affect, technology companies due to their impact on the global economy and demand for consumer products. The imposition of protective public safety measures, such as stringent employee travel restrictions and limitations on freight services and the movement of products between regions, can disrupt technology companies’ operations, supply chain and sales and distribution channels, resulting in interruptions to the supply of current products and offering of existing services, and delays in production ramps of new products and development of new services.

AI-Related Businesses Risk

Companies involved in AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI and/or data services. Further, many companies involved in AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in the AI industry will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI companies also face risks specific to training data and model development, including allegations that third-party models or datasets used to develop or enhance products lacked proper licenses or consents, challenges obtaining or maintaining access to high-quality models, datasets, or specialized hardware and higher operating costs driven by compute-intensive training and inference.

Moreover, due to challenges in detecting patent infringement pertaining to generative AI technologies, it may be more difficult to protect generative AI and related innovations with patents. Further, the laws of some foreign countries do not provide the same level of intellectual property protection as U.S. laws and courts and could fail to adequately protect AI companies’ intellectual property rights. If unauthorized disclosure of source code occurs through security breach, cyber-attack or otherwise, AI companies could lose future trade secret protection for that source code. Such loss could make it easier for third parties to compete with AI products by copying functionality, which could cause AI companies to lose customers and could adversely affect their revenue and operating margins. If AI companies cannot protect their intellectual property against unauthorized copying, use, or other misappropriation, their businesses could be harmed.

AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of these companies to operate on an ongoing basis. Compliance with evolving regulatory obligations specific to AI, such as the EU AI Act, California’s Transparency in Frontier Artificial Intelligence Act and emerging United States federal and state oversight of model transparency, safety and privacy, may require significant changes to products, practices and business models, which may adversely affect AI companies subject to such regulations.

Many AI companies also depend on third-party cloud infrastructures operated by a small number of service providers to host and deliver their offerings; interruptions, price increases or preferential treatment of competitors by those service providers, or any cyberattacks on those providers, could materially and adversely affect the operations of such AI companies. Supply-chain attacks have increased in frequency and severity, and there can be no guarantee that third parties and infrastructure in the AI companies’ supply chain or third-party partners’ supply chains have not been compromised or that they do not contain exploitable defects or bugs that could result in a breach of or disruption to AI companies’ information technology systems (including AI companies’ products) or the third-party information technology systems that support AI companies and their services. Other issues arising from the development and use of AI, such as bias, safety defects or inaccurate outputs, may result in brand, reputational, or competitive harm, regulatory action or legal liability. For example, AI algorithms or training methodologies may be flawed. Datasets may be overbroad, insufficient, or contain biased or inaccurate information. Content generated by AI systems may be offensive, illegal, inaccurate, or otherwise harmful. Ineffective or inadequate AI development or deployment practices by AI companies could result in incidents that impair the acceptance of AI solutions, cause harm to individuals, customers, or society, or result in their products and services not working as intended. Human review of certain inputs and outputs may be required, including for agentic AI systems that can take actions autonomously. These risks may stem from issues related to intellectual property, data privacy, and other claims associated with AI training and outputs.

AI companies typically engage in significant research and development spending, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. AI could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

AI is integral to the space economy, including through autonomous spacecraft and satellite operations, processing and analyzing satellite and geospatial data, managing communications networks and the potential deployment of data centers and AI compute infrastructure in orbit. Companies pursuing these applications may face risks beyond those generally associated with AI, including dependence on reliable and cost-effective launch capabilities, satellite manufacturing, space-based power generation, advanced thermal management, radiation-tolerant processors, inter-satellite and ground communications and government licenses and approvals. Orbital AI infrastructure remains technically complex and largely unproven; once deployed, hardware may be difficult or impossible to repair or upgrade and may be exposed to radiation, extreme temperatures, space weather, micrometeoroids and orbital debris. These companies may also require access to substantial quantities of power, specialized processors and telecommunications capacity, any of which may be unavailable or subject to shortages or disruptions. There can be no assurance that AI applications for the space economy will perform as intended, achieve commercial scale or generate sufficient returns to justify the substantial capital required, and failures or delays could materially adversely affect such companies and the value of the Fund’s investments.

Aerospace and Defense Industry Risk

The aerospace and defense industry, including navigation, intelligence, surveillance and reconnaissance, may be significantly affected by government aerospace and defense regulations, defense budgets, procurement cycles, spending policies, and geopolitical stability because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. The financial condition of and investor interest in aerospace and defense companies will be negatively influenced by governmental defense spending policies that, outside the occurrence of certain events, such as terrorist attacks, war, and other geopolitical events, are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, many of these companies operate in sensitive areas involving national security, classified information, or dual-use technologies, making them subject to heightened cybersecurity threats, espionage and surveillance risks and compliance burdens under national security laws. The sector also depends on a globally dispersed supply chain, where supplier distress, quality issues and retrofit campaigns can disrupt deliveries and raise costs. Emerging laws and increasing regulatory requirements aimed at global supply chains may impact aerospace and defense companies’ ability to access certain materials and components, and otherwise adversely affect their business, and they may not only be held responsible for their compliance, but for that of their suppliers. In recent years, global supply chain disruptions have impacted, and may continue to impact in the future, aerospace and defense companies’ ability to procure raw materials, microelectronics and certain commodities. Such disruptions may be driven by supply chain market constraints and macroeconomic conditions, including inflation and labor market shortages. Current geopolitical conditions, including conflicts and other causes of strained intercountry relations, as well as sanctions and other trade restrictive activities, may in the future contribute to these issues. Supply costs can be increased due to the above factors.

The industry’s reliance on the successful development and implementation of new defense and aerospace technologies may result in limited product lines, markets, financial resources, customers or personnel, all of which may have an adverse effect on profit margins. Products and technologies may face obsolescence due to rapid technological developments and frequent new product introduction and, as such, companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs.

Additionally, the energy price volatility resulting from the conflict in the Middle East and the disruption of maritime traffic through the Strait of Hormuz may exacerbate inflationary pressures and increase the risk of economic slowdown in major economies. Marine businesses within the Space Economy supply chain that operate in offshore, coastal or tidal waters in challenging areas may be particularly vulnerable to acts of piracy and kidnappings that could put such companies’ assets and personnel at risk. The continued threat of terrorist activity, other acts of war or hostility and civil unrest could significantly increase the risk of political, economic and social instability in the geographic areas in which a potential target business operates.

Autonomous Vehicles Risk

Autonomous vehicle companies are companies that design, produce or operate vehicles and systems capable of navigating and performing tasks with limited or no human control, together with companies that supply their sensors, navigation, positioning, computing, software and propulsion components. For purposes of this Prospectus, autonomous vehicles include both Earth-based autonomy, such as self-driving cars, trucks, drones, aircraft and maritime vessels that rely on space-based positioning, navigation, timing and communications, and space-based autonomy, such as satellites, spacecraft, orbital transfer vehicles, landers and rovers that maneuver, dock, service other assets or avoid collisions with limited ground intervention.

Autonomous vehicle companies typically face intense competition, high research and development costs and potentially rapid product obsolescence, and many depend on intellectual property rights that may be difficult to protect. Autonomous systems may malfunction or make errors, which could cause collisions, loss of a vehicle or spacecraft, injury, death or property damage, including the creation of orbital debris, and could expose companies to product liability claims, recalls and reputational harm. Autonomous operations on Earth and in space are subject to evolving and uncertain regulation, including vehicle safety standards, aviation and spectrum rules and licensing requirements for orbital operations, and regulators may restrict or delay deployment. Autonomous vehicles depend on positioning, navigation and timing signals, communications links and software that may be disrupted by jamming, spoofing, cyberattacks or space weather. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Cloud Computing Companies Risk

Cloud computing companies are companies whose principal business is offering computing, storage, networking or software services delivered over networks, including infrastructure, platform and software as a service, together with data center and edge computing operators. The Fund expects cloud computing companies to be major customers of space infrastructure, including satellite communications capacity, earth observation data and launch services, and expects cloud computing to converge with space-related applications, such as ground station networks offered as a service, space-based data relay and orbital data centers that process data in orbit. The Fund may therefore invest in companies that provide cloud computing services to the space economy or that develop orbital and other space-related computing capabilities.

Space-related cloud computing companies face many of the risks of terrestrial cloud providers, including intense competition from large, well-capitalized providers, pricing pressure, service outages, security breaches and rapid technological change. They also face risks specific to space, including the high cost and limited availability of launch, the difficulty of powering, cooling, maintaining and upgrading computing hardware in orbit, the effects of radiation and the space environment on electronics, the limited bandwidth and latency of links between space and Earth, and regulatory uncertainty concerning spectrum, data sovereignty and the operation of computing assets in orbit. Orbital computing and data center applications are at an early stage and may not develop on the expected timeline or at all. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Computer Software Industry Risk

Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

Cybersecurity Companies Risk

Cybersecurity applications are relevant in the space domain, and space systems carry cybersecurity risks similar to those of systems on Earth. Space assets and their supporting infrastructure, including orbital computing platforms, data links to and from the Earth, intersatellite links, command and control systems, ground segment software and the supply chains that produce spacecraft components, may be targeted by cyberattacks, jamming, spoofing, interception or the insertion of malicious hardware or software. Unlike most terrestrial systems, spacecraft generally cannot be physically accessed or repaired once deployed, so a successful attack could result in the permanent loss or misuse of an asset, the loss or corruption of data or interference with other operators.

The Fund may invest in companies that provide cybersecurity products and services for space systems, as well as companies whose operations depend on the security of those systems. These companies face intense competition, rapidly evolving threats from sophisticated actors, including nation-states, high research and development costs and short product cycles, and may suffer significant reputational and financial harm if their products fail to prevent a breach. They may also be subject to extensive and changing regulation, including government cybersecurity requirements for space systems, export controls and data protection laws. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Enterprise Software Industry Risk

Enterprise software companies develop and provide specialized software solutions for enterprises, rather than individual consumers, to streamline business operations and improve productivity. The industry in which enterprise software companies operate is characterized by rapid technological advances, intense competition, changing delivery models, evolving standards in communications infrastructure, increasingly sophisticated customer needs and frequent new product introductions and enhancements. If enterprise software companies are unable to develop new or sufficiently differentiated products and services, enhance and improve their product offerings and support services in a timely manner or position and price their products and services to meet demand, customers may not purchase, subscribe to or renew their license, hardware support or cloud offerings. Enterprise software companies rely on copyright, trademark, patent and trade secret laws, confidentiality procedures, controls and contractual commitments to protect their intellectual property. Despite such efforts, these protections may be limited, and unauthorized third parties may try to copy or reverse engineer their products or otherwise infringe on their intellectual property. If enterprise software companies cannot protect their intellectual property against unauthorized copying or use, or other misappropriation, they may not remain competitive.

Enterprise software companies depend on suppliers to develop, manufacture and deliver on a timely basis the necessary technologies to their customers. Enterprise software companies’ supply chain operations can be affected by geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues, industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors affecting the countries or regions where the vendors or products are located or where the products are being shipped. If disruption caused by one or more of the risks described above occurs, enterprise software companies’ business and related operating results could be materially and adversely affected. Many enterprise software companies rely on computer hardware purchased or leased from, software licensed from, and cloud computing platforms provided by third parties in order to offer their services. Any disruption or damage to, or failure of their third-party platform providers, could result in interruptions in their services and harm their business.

Because enterprise software companies’ services are complex and incorporate a variety of hardware, proprietary software, third-party and open-source software, their services may have errors or defects that could result in unanticipated downtime for their subscribers and harm to their reputation and business.

Many enterprise software companies have been and are targets for computer hackers, cyberattacks and other perpetrators or threat actors because these companies store and process large amounts of data, including sensitive data. Enterprise software companies and their third-party vendors are regularly subject to attempts by third parties to identify and exploit product and service vulnerabilities, penetrate or bypass their security measures, and gain unauthorized access to their or their customers’, partners’ and suppliers’ software, hardware and cloud offerings, networks and systems. Such malicious attacks can lead, and have led, to the compromise of confidential information and harm to enterprise software companies’ reputation and business.

Internet Risk

The future success of some of the Fund’s investments will depend upon the continued use of the Internet as a primary medium for commerce, communication and business services. Changes in laws and regulations, including developments in case law related to the Internet or changes in the infrastructure of the Internet itself may diminish the demand for Internet-based products, including software solutions. U.S. federal, U.S. state or foreign government bodies or agencies have in the past adopted, and may in the future adopt, laws and regulations affecting the use of the Internet as a commercial medium. Companies with internet-based products may be required to modify their products in compliance with or in response to such changes in laws and regulations. Also, domestic and foreign government bodies and agencies and private organizations may begin to impose taxes, fees or other charges for accessing the Internet or for commerce conducted via the Internet. Such charges and regimes could limit the growth of Internet-related commerce or communications generally, reduce demand for Internet-based products and business services.

Robotics Risk

The Fund may invest in companies that develop or use robotics in the space-related supply chain, including robotic systems used to manufacture, assemble, integrate and test spacecraft, launch vehicles and components in factories; to prepare, launch and recover launch vehicles and payloads; and to service space-related businesses and infrastructure. The Fund may also invest in companies that develop orbital robotics applications, such as robotic arms and autonomous systems used for in-space assembly, manufacturing, refueling, inspection, repair, debris removal and docking.

Robotics companies face many of the same risks as companies in the technology sector (see “Technology Sector Risk”), including rapid technological change, intense competition and reliance on intellectual property that may be difficult to protect, and their securities tend to be more volatile than those of other companies, particularly in the case of smaller, early-stage companies. Robotics used in manufacturing, launch and recovery operations may malfunction, which could damage high-value hardware, delay production or launch schedules and expose companies to liability. Orbital robotics applications involve additional risks, including operation in a hostile environment where systems cannot readily be repaired, the risk that a robotic operation damages a client spacecraft or creates debris, and regulatory uncertainty concerning rendezvous, proximity operations and the servicing of other operators’ assets. Many orbital robotics applications are unproven and may require substantial capital before generating meaningful revenue. Any of these factors could have a material adverse effect on the companies in which the Fund invests.

Digital Assets Risk

Digital assets are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose, and digital assets represent an emerging asset class. There are thousands of digital assets, with Bitcoin being one of the most well-known. Digital assets generally operate without a central authority (such as a bank) and are not backed by any government. Digital assets are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of digital assets has been subject to extreme fluctuations. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), digital assets are susceptible to theft, loss, and destruction. Digital asset trading platforms and other trading venues on which digital assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other fiat currencies. Digital asset trading platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware, which may also affect volatility.

The Fund may hold digital assets, primarily U.S. dollar-denominated stablecoins, as part of its cash reserves pending investment in venture capital funds, follow-on rounds and other opportunities. Stablecoins are digital assets designed to maintain a stable value relative to a reference asset, such as the U.S. dollar, and are typically backed by reserves of cash and short-term government securities. The Fund intends to use stablecoins and other digital assets that serve as stores of value as a means of holding and transferring cash, not to seek speculative gains, and does not currently intend to invest significantly in speculative digital assets whose value is not linked to a reference asset.

Stablecoins and other digital assets nevertheless involve risks. A stablecoin may lose its peg to its reference asset if its issuer’s reserves are insufficient, illiquid, mismanaged or subject to the claims of creditors, or if holders seek to redeem large amounts at once. Stablecoins and other digital assets depend on the integrity of their issuers, the underlying blockchain networks and the Fund’s custodial arrangements, and may be subject to hacking, operational failures, fraud and loss of private keys. Digital assets are subject to evolving regulation in the United States and elsewhere, and new laws, rules or interpretations could restrict their use, impose costs or affect their value. The Fund’s ability to hold digital assets is also subject to the custody requirements of the 1940 Act and the requirements for qualification as a RIC, which may limit the amount of digital assets the Fund may hold. To the extent the Fund holds speculative digital assets, their value may be extremely volatile and could decline significantly or to zero.

Semiconductor and Quantum Computing Companies Risk

Semiconductor and quantum computing companies include artificial intelligence semiconductor companies, compute systems enablers and quantum computing technology companies or those companies which derive a majority of their income for the provision of such services. Semiconductor and quantum computing companies are involved in developing artificial intelligence infrastructure and related products and hardware that rely heavily on technological advances are vulnerable to rapid changes in product cycles, rapid product obsolescence, supply chain disruptions, government regulation, and competition, both domestically and internationally. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Additionally, companies involved in developing artificial intelligence infrastructure and related products and hardware that rely heavily on technological advances are vulnerable to rapid changes in product cycles, rapid product obsolescence, supply chain disruptions, government regulation, and competition, both domestically and internationally. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business. Further, quantum computing is an emerging industry characterized by early-stage development.

Semiconductor and quantum computing companies in this industry may have limited operating histories, minimal revenues, and uncertain prospects for profitability. Valuations of semiconductor and quantum computing companies may be based more on speculative potential than on current financial performance, which can lead to elevated volatility and the risk of significant losses. In addition, quantum computing companies may be exposed to risk due to rapid technological change, intense competition, consumer demand, shifts in government funding, evolving regulatory frameworks, export control restrictions. Semiconductor and quantum computing companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

Natural Disasters Risk

Portfolio company operations may be impacted by natural disasters, which may become more frequent or severe and may adversely impact a portfolio company’s business and operating results, as well as those of their potential customers and suppliers. Natural disasters can impact portfolio companies and potential customers, as well as suppliers critical to a portfolio company’s operations. Natural disasters include earthquakes, tsunamis, floods, droughts, hurricanes, wildfires, space weather (such as solar flares) and other extreme weather conditions that can cause deaths and injuries and impact the space economy, including launch facilities, ground stations, satellite networks, propellant production systems, orbital platforms and related terrestrial support systems. Interruptions in the operation of critical satellite network, ground station, launch, manufacturing or spacecraft infrastructure could result in significant downtime, operational delays or loss of service, each of which could have a material adverse effect on a portfolio company’s business, financial condition, results of operations and future prospects. The effects of natural disasters on regional and global economies could change the supply, demand or availability of sources of energy or other resources material to a portfolio company’s products and operations and affect the availability or cost of natural resources and goods and services on which portfolio companies and their suppliers rely.

For example, the functioning of space-related technologies, including launch facilities and ground stations, can be sensitive to weather conditions. Additionally, to the extent weather conditions are affected by natural disasters, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some portfolio companies’ financial condition through, for example, decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Adviser Risk

The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. The Adviser was formed in May 2026 and has a limited investing track record. Although the Adviser’s investment professionals have prior investment experience, the Adviser has not previously managed a registered investment company, and its past performance, and that of the Predecessor Fund, is not indicative of the Fund’s future results. The Adviser will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory Agreement. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser’s senior investment professionals. The departure of any of the Adviser’s key personnel, including the portfolio managers, or of a significant number of the investment professionals of the Adviser, could have a material adverse effect on the Fund’s business, financial condition or results of operations. In addition, the Fund cannot assure investors that the Adviser will remain the Fund’s investment adviser. The Fund may not be able to find a suitable replacement adviser, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

Reliance on Portfolio Company Management Team

Each portfolio company’s day-to-day operations will be the responsibility of such company’s management team. Certain of the Fund’s investments will be in portfolio companies that have not had significant operations and may have founders and management teams with less operational experience than a more established company. While the Fund seeks to invest in companies operated by strong management or build strong management teams at each of them, there can be no assurance that the existing management team, or any successor, will be able to operate the portfolio company as expected by the Fund. The success of each portfolio investment depends in substantial part upon the skill and expertise of each portfolio company’s management team. Additionally, portfolio companies will need to attract, retain, and develop executives and members of their management teams. The market for executive talent is, notwithstanding general unemployment levels or developments within a particular industry, extremely competitive. There can be no assurance that a portfolio company will be able to attract, develop, integrate, and retain suitable members of its management team, and, as a result, the Fund may be adversely affected thereby.

Incentive Fee on Income Risk

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Incentive Fee on Capital Gains Risk

To the extent permitted by applicable law, the Fund will pay an Incentive Fee on Capital Gains. Such an Incentive Fee on Capital Gains is not currently permitted under applicable law, although the SEC has proposed a rule that would allow such a fee. Prior to it being legally permitted to pay the Incentive Fee on Capital Gains, the Fund will calculate the Incentive Fee on Capital Gains and treat it as a contingent deferred fee that will become payable if ever allowable under applicable law, but will not count any such contingent deferred fee as a liability for NAV calculation purposes until such fee becomes payable. The Incentive Fee on Capital Gains may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.

Risk of Loss

The types of investments that the Fund anticipates making involve a high degree of risk. In general, financial and operating risks confronting portfolio companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Fund will be adequately compensated for risks taken. A loss of the Fund’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in the Fund’s term, while successes often require a long maturation.

Risk of Trading at a Discount/Premium

Shares of closed-end investment companies such as the Fund frequently trade at a discount to their NAV per share. There can be no assurance that the Shares will trade at a price equal to or higher than the NAV. Also, the NAV will be reduced immediately following this offering by the underwriting discount and the Fund’s offering costs.

The possibility that the Shares may trade at a discount to NAV is separate and distinct from the risk that the NAV may not accurately reflect the true value of the Fund’s investments and the risk that the NAV may decline.

In addition to NAV, the market price of the Fund’s Shares may be affected by such factors as distributions that the Fund may make to the Fund’s Stockholders or significant trading in one or more of the Fund’s portfolio securities immediately prior to their initial public offering, at times causing the market price to rise and, at times the completion of certain initial public offerings of shares that the Fund owns causing the market price to decrease; in each case, such events are, in turn, further affected by expenses, the stability of the Fund’s distributions, liquidity and market supply and demand. Any issuance of additional Shares may have an adverse effect on prices in the secondary market for the Shares by increasing the number of Shares available, which may create downward pressure on the market price for the Shares. The Fund cannot predict whether the Shares will trade above, at, or below their NAV.

Share Price and Listing Risk

An active, liquid and orderly market for the Shares may not develop or be sustained. Investors may be unable to sell their Shares at or above the price initially paid for those Shares.

If the Fund sells additional Shares after this offering or is perceived by the public as intending to sell additional Shares[, including pursuant to the expiration of the lock-up period], the market price of the Shares could decline.

[The Fund has entered into a lock-up agreement with the Underwriter, pursuant to which it has agreed, subject to certain exceptions, for a period of 180 days from the date of this Prospectus, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, without the prior written consent of the Underwriter. As a result, all of the outstanding Shares of the Fund that are not sold in the offering will be subject to a lock-up agreement during the lock-up period.]

Initial Public Offering Proceeds

The Fund anticipates that, depending on market conditions, it may take the Fund a substantial period of time to invest substantially all of the net proceeds of this initial public offering, or any follow-on offering, in securities meeting its investment objective. Delays in investing the net proceeds raised in this initial public offering or any follow-on offering of Shares by the Fund may cause the Fund’s performance to be worse than that of other fully invested closed-end funds or other lenders or investors pursuing comparable investment strategies. The Fund cannot assure you that it will be able to identify any investments that meet the Fund’s investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of this initial public offering or any follow-on offering on acceptable terms within the time period that it anticipates or at all, which could harm the Fund’s financial condition and operating results. In addition, until such time as the net proceeds of this initial public offering or any follow-on offering are invested in securities meeting the Fund’s investment objective, the market price for the Shares may decline. Thus, the return on your investment may be lower than when, if ever, the Fund’s portfolio is fully invested in securities meeting its investment objective.

Follow-On Investments

The Fund may be offered the opportunity to participate in subsequent financing rounds of its portfolio companies, including rights offerings and pay-to-play financings. There can be no assurance that the Fund will make follow-on investments or will have sufficient cash available to do so. If the Fund does not participate, its percentage ownership of the portfolio company will be reduced. If a financing occurs at a valuation below the Fund’s carrying value (a “down round”), the fair value of the Fund’s position may decline, and anti-dilution protections may not offset that decline. Some financings require existing holders to participate in order to keep their preferred stock rights, and a holder that does not participate may have its shares converted to common stock or lose liquidation preferences, pro rata rights or other protections. A decision not to make a follow-on investment, or an inability to do so, may also harm a portfolio company that needs capital, including by causing a default under its debt agreements. A financing at a valuation above the Fund’s carrying value is one input the Adviser considers in valuing the Fund’s position, but it will not necessarily result in a corresponding increase in that position’s fair value.

Competition for Investment Opportunities

The Fund operates in a highly competitive market for investment opportunities. A number of entities, including venture capital firms and funds, public and private investment funds (including hedge funds), BDCs, other closed-end funds, commercial and investment banks, commercial financing companies and internal venture capital arms of various companies will compete with the Fund to make the types of investments that the Fund plans to make. FutureCorp and its affiliates also may compete with the Fund for certain types of investments, including acquisitions of companies that the Fund might otherwise have considered for investment. Many of the Fund’s competitors are substantially larger than the Fund and have considerably greater financial, technical and marketing resources than the Fund does. The Fund may be at a competitive disadvantage with the Fund’s competitors in a particular sector or investment, as some of them have greater capital, a greater willingness to take on risk, more personnel or greater sector or investment strategy specific expertise. The Fund may be unable to find a sufficient number of attractive opportunities to meet its investment objective and there is no assurance as to the timing of investments. The Adviser expects the Fund to benefit from its relationships; however, there can be no assurance that the Adviser will be able to maintain or draw upon such relationships, which could have an adverse effect on the Fund’s ability to find suitable investments and otherwise achieve its investment objective.

Non-U.S. Investments Risk

The Fund may make non-U.S. investments, which are subject to additional risks.

The Fund, either directly or indirectly, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund or client portfolio), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s portfolio investments.

Additional risks of non-U.S. investments include but are not limited to: (a) economic dislocations in the host country; (b) less publicly available information; (c) less well-developed regulatory institutions; (d) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction, (e) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment (e.g., national security reviews by U.S. foreign investment review authorities can extend timelines, increase costs, and even prevent closings) and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation, and (f) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. Moreover, non-U.S. portfolio investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those that apply to U.S. portfolio investments and companies. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

The Fund may be subject to risks related to changes in foreign currency exchange rates.

Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Limited Operating History Risk

The Fund is a newly organized, non-diversified, closed-end investment company with limited operating history. While members of the Adviser who will be active in managing the Fund’s investments have experience in private market investments, the Fund was recently formed, has limited operating history and has made limited investments. Further, the Adviser and its management have limited experience managing a closed-end investment company registered under the 1940 Act.

Furthermore, simultaneous with the commencement of the Fund’s operations, it is intended that FutureCorp PF I, LP, a Delaware limited partnership (the “Predecessor Fund”), with a portfolio of private investments (the “Seed Assets”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). The Predecessor Fund has maintained an investment objective and investment policies that are substantially similar to those of the Fund. The Seed Assets will be appropriate for investment by the Fund in light of the Fund’s investment objective and policies.

Feeder Fund Risk

The Fund’s Shares may be held by feeder vehicles that invest all or substantially all of their investable assets in the Fund’s Shares, and any such feeder vehicle may be controlled by the Adviser or its affiliates and hold a sizable amount of the Fund’s Shares. Investment vehicles managed by the Adviser or its affiliates are expected to invest in such feeder vehicles, which in turn invest in the Fund. A feeder fund is expected to vote its Shares in the same proportion as the vote of all Stockholders of the Fund.

Future Growth Risk

The Fund will need additional capital to grow and to fund growth in its investments, and the Fund may issue additional equity securities in order to obtain this additional capital. The inability to obtain new capital or a reduction in the availability of new capital could limit the Fund’s ability to grow or pursue business opportunities, which may have an adverse effect on the value of the Fund’s Shares.

Valuation Risk

The vast majority of the Fund’s portfolio investments are expected to be in the form of equity securities that are not publicly traded, and that will accordingly be recorded at fair value as determined in good faith pursuant to the Fund’s valuation policies under the oversight of the Board. The Board has designated the Adviser as its Valuation Designee. Because the Fund’s assets will largely be fair valued, there will be uncertainty as to the value of its portfolio investments. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Fund will value its securities at fair value according to its written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Adviser may use the services of nationally recognized independent valuation firm(s) to aid it in determining the fair value of the Fund’s securities. As such, the value of the Fund’s investments in Private Vehicles generally will be based on values provided by the applicable Private Vehicle Managers and, when such information is not available or, in the view of the Adviser, does not reflect fair value, the Adviser will fair value the investments in Private Vehicles with the assistance of any independent valuation firm(s). The methods for valuing these securities may include: observable, company specific hard events, including priced financings, tender/secondary transactions with determinable pricing, signed merger & acquisition agreements, initial public offerings/direct listing, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the Fund’s security and the issuer’s circumstances; model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Fund’s security, or are deemed stale, or where significant events indicate transactions inputs may no longer be representative.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in private market investments for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses the Fund will pay. For more information regarding the Fund’s calculation of its NAV, see “Net Asset Valuation.”

Liquidity Risk

Substantially all of the Fund’s investments will be illiquid. The Fund invests primarily in private companies, both directly and indirectly. Substantially all of these securities will be subject to legal and other restrictions on resale/transfer or will otherwise be less liquid than publicly traded securities. There is no assurance that the private companies in which the Fund invests will ever have a liquidity event and, even if a private company does have a liquidity event, such as an initial public offering or a merger or acquisition transaction, such a liquidity event may be at a lower valuation than the valuation at which the Fund invested. The illiquidity of the Fund’s investments will generally make it more difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it has previously recorded those investments. To the extent the Fund or the Adviser receives material non-public information regarding an investment, the Fund could face other restrictions on its ability to liquidate that investment.

Leverage Risk

The Fund may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in the Fund. The use of leverage is speculative and involves certain risks. The Fund may establish one or more credit facilities to obtain financing for various objectives, such as making investments, meeting the Fund’s liabilities or obligations, or other designated purposes. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. Moreover, the Base Management Fee will be payable based on the Fund’s gross assets, including assets purchased with borrowed amounts, if any, which may give the Adviser an incentive to use leverage to make additional investments. The Fund may be required to pledge its assets as collateral for its borrowings and to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Fund.

Conflicts of Interest Risk

The Fund is subject to conflicts of interest. The Adviser and its affiliates will be permitted to market, organize, sponsor, act as general partner or as the primary source for transactions for other pooled investment vehicles and other accounts, which may be offered on a public or private placement basis, and to engage in other investment and business activities. Some of these funds and accounts will have investment strategies that overlap with the investment strategies of the Fund. FutureCorp and its affiliates also may compete with the Fund for certain types of investments, including acquisitions of companies that the Fund might otherwise have considered for investment. Such activities may raise conflicts of interest for which the resolution may not be determinable.

To the extent that the Adviser manages other investment funds and accounts in the future, in order to address potential conflicts of interest, the Adviser will adopt an investment allocation policy that will govern the allocation of investment opportunities among the investment funds and other accounts managed by the Adviser. To the extent an investment opportunity is appropriate for either or both of the Fund and/or any other investment fund or other account managed by the Adviser, and co-investment is not possible, the Adviser will adhere to its investment allocation policy in order to determine the account to which the opportunity will be allocated.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner over time, the Fund and Stockholders can be adversely affected to the extent investment opportunities are allocated among the Fund and other investment vehicles managed by the Adviser. The Adviser expects to offer investment opportunities suitable for the Fund or any other registered investment companies and/or business development companies it advises to the Fund or such other registered investment companies and/or business development companies in the first instance, after which it expects to allocate, in its discretion, to the Adviser, its officers or other employees, other accounts managed by the Adviser or any of their affiliates or third parties. There Adviser will not make allocations to an account or set of accounts based on account performance or the amount or structure of fees.

The investment allocation policy will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if the Fund is able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other accounts managed by the Adviser. Generally, under the investment allocation policy, co-investments will be allocated pursuant to the conditions of an exemptive order. Under the investment allocation policy, a portion of each opportunity that is appropriate for the Fund and any affiliated fund or other account, which may vary based on asset class and liquidity, among other factors, will generally be offered to the Fund and such other eligible accounts, as determined by the Adviser. If there is a sufficient amount of securities to satisfy all participants, each order will be fulfilled as placed. If there is an insufficient amount of securities to satisfy all participants, the securities will generally be allocated at the discretion of the Adviser on a basis that the Adviser believes in good faith to be fair and reasonable. Under certain circumstances, the Adviser may determine not to pursue some or all of an investment opportunity for the Fund that would otherwise be appropriate for the Fund, including, without limitation, as a result of business, reputational or other reasons applicable to the Fund or because the Fund has already invested sufficient capital in the issuer, sector, industry, geographic region or markets in question, or the investment is not appropriate for the Fund for other reasons, as determined by the Adviser in its good faith and reasonable discretion. The Adviser, its officers or other employees, other accounts managed by the Adviser or any of their affiliates or third parties could, thereafter, participate in such investment opportunity even if the Fund does not.

The Adviser will seek to treat all clients fairly and equitably over time in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited investment supplies, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.

Affiliated Transactions Restrictions Risk

Certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates. Any funds managed by the Adviser or its affiliates that are not registered or regulated under the 1940 Act would not be prohibited from participating in those transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the Fund. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless the Fund has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to file for an exemptive order from the SEC that, once received, would permit the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside the Adviser and/or other future funds advised by the Adviser, or potentially FutureCorp and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. In addition, other conflicts may be present in a particular investment that may limit or restrict the Fund’s ability to participate, notwithstanding the exemptive order. An exemptive order would not apply to all investments or to all affiliates of the Adviser. As a result, the Fund may be limited or restricted from participating in certain investment opportunities, notwithstanding the exemptive order, including in investments in which affiliates of the Adviser not covered by the exemptive order participate. An inability to acquire the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.

The Fund, together with interests held by other advisory clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in Private Vehicles or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Fund may seek to invest in a Private Vehicle’s non-voting securities and, together with interests held by other advisory clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Private Vehicle not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Private Vehicle and its affiliated persons. As a general matter, however, the Private Vehicles in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Private Vehicle (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Private Vehicle or another issuer. In such circumstances, the Fund may be restricted from transacting with the Private Vehicle or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

Further, the 1940 Act imposes restrictions on registered investment companies, including the Fund, and certain other funds (collectively, “acquiring funds”) with respect to their investments in other registered investment companies or BDCs, including the Fund. Without relying on an exemption, an acquiring fund may not: (i) own more than 3% of the outstanding voting securities of any one registered investment company or BDC; (ii) invest more than 5% of its total assets in the securities of any single registered investment company or BDC; or (iii) invest more than 10% of its total assets in the securities of other registered investment companies or BDCs (collectively, the “3-5-10% Limitations”). Rule 12d1-4 under the 1940 Act provides an exemption allowing certain acquiring funds to invest in the securities of other registered investment companies or BDCs in excess of the 3-5-10% Limitations, subject to certain conditions.

Regulatory Environment Risk

Changes in laws or regulations governing the Fund’s operations may adversely affect its business. The Fund and its portfolio companies are subject to regulation at the local, state and U.S. federal (or foreign) levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could materially and adversely affect the Fund’s business.

The U.S. industrial space sector may be considered sensitive by the U.S. government, and certain direct or indirect investments in the U.S. industrial space sector by non-U.S. persons may be subject to review by CFIUS. Depending on the nature of the interests and rights acquired, investments in the Fund by non-U.S. persons may be subject to CFIUS review. In addition, certain investments in the Fund by non-U.S. persons may cause the Fund’s own investments to become subject to CFIUS jurisdiction. This may, in turn, limit, delay, or prevent the Fund from making certain investments. These constraints could adversely affect the net asset value of the Fund.

Change in Investment Objective or Strategies Risk

The Board may change the Fund’s investment objective and strategies or modify or waive certain of the Fund’s operating policies and strategies without Stockholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

Active Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in private market investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across direct investments, including Private Vehicles, and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

No Redemption Right Risk

Closed-end funds differ from open-end funds in that closed-end funds do not redeem their stock at the request of an investor. No Stockholder has the right to require the Fund to redeem his, her or its Shares. While the Fund’s Shares are expected to be listed on the NYSE, an active public market for the Shares may not develop. As a result, Stockholders may not be able to liquidate their investment. Accordingly, Stockholders should consider that they may not have access to the funds they invest in the Fund for an indefinite period of time.

Anti-Takeover Provisions Risk

The MGCL and our Charter and Amended and Restated Bylaws (the “Bylaws”) contain provisions that could discourage, delay or make more difficult a change in control of the Fund by means of a tender offer, proxy contest or otherwise.

The Fund has also adopted measures that may make it difficult for a third party to obtain control of the Fund, including provisions of the Charter classifying the Board in three classes serving staggered three-year terms, and authorizing the Board to classify or reclassify shares of the Fund’s stock in one or more classes or series, to cause the issuance of additional shares of the Fund’s stock and to amend the Charter without Stockholder approval to increase or decrease the number of shares of stock that the Fund has authority to issue. The Bylaws also contain a provision providing that the Fund is subject to the provisions of the Maryland Control Share Acquisition Act, which may also make it more difficult for a third party to obtain control of the Fund and increase the difficulty of consummating such a transaction.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. However, these provisions could have the effect of depriving Stockholders of an opportunity to sell their stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our Stockholders generally. See “Certain Provisions in the Charter and Bylaws” for additional information.

Re-Classification of Common Stock

Under MGCL and the Charter, the Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and the Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Shares or otherwise be in their best interest. The cost of any such reclassification would be borne by the Fund’s existing Stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to convert the Fund, whether by merger or otherwise, from a “closed-end company” to an “open-end company.” In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The Fund currently has no plans to issue preferred stock. The issuance of preferred stock convertible into shares of common stock might also reduce the net income and net asset value per share of the Shares upon conversion. These effects, among others, could have an adverse effect on your investment in the Shares.

Forum for Proceedings

The Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’s behalf, (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers, employees or agents to the Fund or to the Stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers, employees or other agents arising pursuant to any provision of the MGCL or the Charter or Bylaws or federal law, including the 1940 Act, (e) any other action asserting a claim against the Fund or any of its directors, officers, employees or other agents that is governed by the internal affairs doctrine, or (f) any action brought by or in the right of any Stockholder or any person claiming any interest in any shares of stock issued by the Fund seeking to enforce or invalidate any provision of, or based on any matter arising out of, or in connection with, the Charter or Bylaws, or any series or class of any shares of stock issued by the Fund, including any claim of any nature against the Fund, or any of the Fund’s directors, officers, employees or agents. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Fund consents in writing to such court. These exclusive forum provisions may limit the ability of the Stockholders to bring a claim in a judicial forum that such Stockholders find favorable for disputes with the Fund or the Fund’s directors, officers, employees or agents, if any, which may discourage such lawsuits against the Fund and the Fund’s directors, officers, employees and agents, if any. Additionally, it may also make it more expensive for a Stockholder to bring a suit.

Tax Risks Applicable to the Fund

Required Distributions Risk

Although the Fund focuses on achieving capital gains from its investments, in certain cases it may receive current income, such as interest or dividends, on its investments. Because in certain cases the Fund may recognize such current income before or without receiving cash representing such income, it may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, in order for the Fund to maintain its qualification as a RIC, it may have to sell some of its investments at times it would not consider advantageous, raise debt or equity capital or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus would be subject to corporate-level U.S. federal income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Taxation of Stockholders on Distributions in Fund’s Own Shares

The Fund may distribute a portion of its taxable distributions in the form of shares of its stock. In accordance with certain applicable U.S. Treasury Regulations and other related administrative pronouncements issued by the IRS, a RIC may be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each Stockholder is permitted to elect to receive its entire distribution in either cash or stock of the RIC, subject to the satisfaction of certain guidelines. If too many Stockholders elect to receive cash, each Stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be equal to the amount of cash that could have been received instead of stock. Taxable Stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. Stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of the Fund’s stock at the time of the sale, which would result in a capital loss, the deductibility of which is subject to limitations. Furthermore, with respect to non-U.S. Stockholders, the Fund may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of any such distribution that is payable in stock. In addition, if a significant number of the Stockholders determine to sell shares of the Fund’s stock in order to pay taxes owed on distributions, such sales may put downward pressure on the trading price of the Fund’s stock.

Failure to Qualify as a Regulated Investment Company Risk

The Fund intends to elect to be treated as a RIC for federal income tax purposes as of the Fund’s First RIC Tax Year. If the Fund qualifies to be treated as a RIC, the Fund generally will not pay corporate-level federal income tax on any ordinary income or capital gains that the Fund distributes to Stockholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In addition, the Fund must maintain its status as a registered management investment company under the 1940 Act. If any of these requirements are not met, the favorable tax treatment described above may not be available to the Fund. In addition, as a RIC, the Fund could be subject to tax on any unrealized net built-in gains in the assets held by the Fund during the period in which the Fund was not a RIC that are recognized within the five-year period beginning on the first day of its first taxable year as a RIC, unless either (i) the Fund made a “deemed sale election” under U.S. Treasury Regulation Section 1.337(d)-7, which would result in gain to corporate limited partners that directly or indirectly hold interests in the Predecessor Fund prior to the date of the Proposed Reorganization to the extent of their allocable share of the Predecessor Fund’s built-in gain or (ii) an exception applies. As noted above, the Predecessor Fund has been treated as a partnership for U.S. federal income tax purposes since its formation, and it is intended that it will reorganize with and transfer substantially all of its assets to the Fund, which has been treated as a “C” corporation for U.S. federal income tax purposes and a RIC under Subchapter M of the Code beginning with the first day of the Fund’s First RIC Tax Year. If the transfer of assets from the Predecessor Fund to the Fund is effected on a tax-free basis, the Predecessor Fund intends to make the deemed sale election referenced above. See “Material U.S. Federal Income Tax Considerations— Tax Consequences of the Proposed Reorganization.” If the Fund fails to qualify for the federal income tax benefits allowable to RICs for any reason and remains or becomes subject to a corporate-level income tax, the resulting taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution to Stockholders and the actual amount of the Fund’s distributions. Such a failure would have a material adverse effect on the Fund, the net asset value of the Shares and the total return, if any, obtainable from Stockholders’ investment in Shares. For additional information regarding the Fund’s tax requirements, see “Material U.S. Federal Income Tax Considerations.” Any net operating losses that the Fund incurs in periods during which the Fund qualifies as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net short-term capital losses) that the Fund is otherwise required to distribute, and the Fund cannot pass such net operating losses through to Stockholders. In addition, net operating losses that the Fund carries over to a taxable year in which the Fund qualifies as a RIC normally cannot offset ordinary income or capital gains.

Tax Consequences of the Proposed Reorganization

It is intended that the Proposed Reorganization will be conducted in a tax-efficient manner. It may not be possible, however, to effect the Proposed Reorganization on a tax-free basis such that no gain or loss is recognized by pre-reorganization holders of the interests in the Predecessor Fund for U.S. federal income tax purposes. If the Proposed Reorganization were unable to be effected on a tax-free basis, the Fund may proceed with the Proposed Reorganization as a taxable transaction or may consider other alternatives.

In addition, if the Proposed Reorganization is effected on a tax-free basis, the Predecessor Fund intends to make a “deemed sale election” under U.S. Treasury Regulation Section 1.337(d)-7, which would result in gain to corporate holders that directly or indirectly hold interests in the Predecessor Fund prior to the date of the Proposed Reorganization to the extent of their allocable share of the Predecessor Fund’s built-in gain. To the extent the Proposed Reorganization is tax-free and not all of the direct or indirect holders of the interests in the Predecessor Fund prior to the Proposed Reorganization are “C” corporations for U.S. federal income tax purposes, the Fund may have unrecognized built-in gain in a portion of its assets attributable to certain non-corporate holders of interests in the Predecessor Fund prior to the Proposed Reorganization.

Additional Tax Liabilities Risk

The Fund is subject to complex tax laws and regulations of the multiple jurisdictions in which it operates. These laws and regulations are subject to uncertain interpretation. The Fund’s interpretation and application of these laws and regulations, as well as the Fund’s compliance with certain other requirements, require significant judgment and the use of assumptions and estimates.

As a result, the Fund will be exposed to the risk that tax authorities in any of the jurisdictions in which the Fund operates could disagree with the Fund’s interpretations of the applicable laws and regulations or the Fund’s tax calculations and methodologies, including the classification of the Fund’s revenues or the determination of the jurisdictions to which profits are attributed. Accordingly, the Fund may be subject to tax audits and other similar proceedings with tax authorities in a number of jurisdictions. In certain cases, the applicable tax authority may challenge one or more tax positions of the Fund. Any such audits and other similar proceedings could result in additional taxes, including interest and penalties, which could, in turn, adversely affect the Fund’s investment returns.

In addition, laws and regulations are changing on an ongoing basis, and these changes may apply with retroactive effect. New legislation and any U.S. Treasury Regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Fund’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Fund and its Stockholders of such qualification, or could have other adverse consequences. In addition, the effective tax rate of the portfolio companies in which the Fund invests could materially increase as a result of changes in tax law, tax treaties or the interpretation thereof.

On July 4, 2025, the bill referred to as the One Big Beautiful Bill Act (the “OBBBA”) was enacted into law in the United States. The OBBBA introduced broad changes to the Code, including changes to the taxation of businesses. The Fund believes the recent changes to the Code under the OBBBA do not materially impact the Fund.

Investors are urged to consult with their tax advisors regarding tax legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Fund’s securities.

The DRIP May Create a Taxable Event for Stockholders

Distributions on the Shares will be automatically reinvested into additional Shares pursuant to the Fund’s DRIP absent a Stockholder electing otherwise. Each Stockholder that does not so elect otherwise will be treated for U.S. federal income tax purposes as if such Stockholder had received the applicable dividend. For a discussion of the tax consequences to Stockholders of receiving dividends, see “Material U.S. Federal Income Tax Considerations.”

Potential Conflicts of Interest

The Fund is subject to conflicts of interest. The business activities of FutureCorp, the sole direct owner of the Adviser, and its affiliates may present conflicts of interest that could disadvantage the Fund and the Stockholders. The Adviser and its affiliates will be permitted to market, organize, sponsor, act as general partner, adviser or as the primary source for transactions for other pooled investment vehicles and other accounts, which may be offered on a public or private placement basis, and to engage in other investment and business activities. Some of these funds and accounts and other vehicles will have investment strategies that overlap with the investment strategies of the Fund. The Adviser serves as the investment manager or adviser to one or more other funds or accounts (the “Other Accounts”). Additionally, because certain Other Accounts are expected to allocate a portion of their capital to the Fund, the Adviser will have an incentive to promote the formation and growth of the Other Accounts, which may increase the amount of capital invested in the Fund. The Adviser will seek to mitigate this conflict through written allocation policies, oversight by the Board and disclosure to Other Account investors. In addition, because the Adviser, the Fund, the Other Accounts and FutureCorp will be affiliated entities, transactions among these entities may present conflicts of interest and will be subject to regulatory restrictions. The Adviser will seek to address these conflicts through its conflicts-management framework, consultation with legal counsel regarding the timing and structure of affiliated transactions and oversight by the Board. The Fund and the Adviser will adopt policies and procedures designed to address potential conflicts of interest. For additional information about potential conflicts of interest, please see “Management of the Fund—Potential Conflicts of Interest” in the SAI.

Management of the Fund

Board of Directors

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has elected officers of the Fund, who serve at the discretion of the Board. In conducting its oversight, the Board will receive regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

As required by the 1940 Act, a majority of the Fund’s Directors are Independent Directors and are not affiliated with the Adviser. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

Any vacancy on the Board may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by Stockholders. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. To the fullest extent allowed by applicable law, including the 1940 Act, the Charter obligates the Fund to indemnify the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as more detailed information about the Board members and its committees, are set forth under “Management of the Fund” in the SAI.

Portfolio Management

The following individual[s] [is/are] primarily responsible for the day-to-day portfolio management of the Fund:

Portfolio Manager	Since	Recent Professional Experiences
[●]	Inception	[●]
[●]	Inception	[●]

The SAI provides additional information about the Fund’s primary portfolio manager’s compensation, other accounts managed by [her/his/their] and [her/his/their] ownership of any Shares of the Fund.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objective, policies and restrictions, and in accordance with any exemptive orders issued by the SEC applicable to the Fund and any SEC staff no-action letters applicable to the Fund. For services rendered by the Adviser on behalf of the Fund under the Investment Advisory Agreement, effective upon the closing of the initial public offering, the Fund pays the Adviser the Management Fee.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory Agreement.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide certain non-advisory, reporting, oversight, legal, compliance, tax, valuation, accounting, clerical, and general administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such non-advisory, reporting, oversight, legal, compliance, tax, valuation, accounting, clerical, and general administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including Travel Expenses (as defined below)). Nothing contained in the Investment Advisory Agreement shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or federal securities law which cannot be waived or modified. The Investment Advisory Agreement also provides that the Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partners, directors, officers or employees of the Adviser and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

The Fund is incurring certain organizational and initial offering costs. The Adviser has agreed to advance those costs to the Fund. Such costs advanced by the Adviser are subject to recoupment by the Adviser.

The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Directors) at a meeting held on October 26, 2026 and was approved by the sole Stockholder of the Fund as of [●], 2026. The Investment Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in the manner required by the 1940 Act (as modified by any applicable exemptive relief or as interpreted by the SEC or its staff). The Investment Advisory Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser upon not less than 60 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Adviser and the Fund. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser. For the purposes of the Investment Advisory Agreement, the terms “assignment” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement will be available in the Fund’s annual report for the period ending [●], 2026.

Management Fee

The Fund will pay its Adviser a Management Fee for its services under the Investment Advisory Agreement consisting of three components: a base management fee, an incentive fee on income and, to the extent permitted by applicable law, an incentive fee on capital gains. Such an incentive fee on capital gains is not currently permitted under applicable law, although the SEC has proposed a rule that would allow such a fee. The cost of both the base management fee payable to the Adviser and any incentive fees payable to the Adviser will ultimately be borne by the Stockholders. Until such exemptive relief is obtained, the Management Fee will be paid in cash. The Fund intends to seek exemptive relief from the SEC that would permit the Fund to pay the Adviser all or a portion of its Management Fees in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash, which may dilute other Stockholders of the Fund. To the extent permitted by applicable law or exemptive relief, if the Adviser elects to receive any Management Fee payments due in the form of shares, the value ascribed to those shares for purposes of satisfying accrued fees will be the higher of (i) the net asset value per share or (ii) the trading price per share as of the accrual date.

Base Management Fee

In consideration of the investment advisory and other services provided by the Adviser, the Fund pays the Adviser a base management fee calculated and payable monthly at an annual rate of 2.50% of the Fund’s gross assets (including assets purchased with borrowed amounts) determined monthly as of the end of each month (before the accrual of the base management fee for that month), effective upon the closing of the initial public offering of the Fund.

Incentive Fee on Income

The incentive fee based on income (the “Incentive Fee on Income”) is based on Pre-Incentive Fee Net Investment Income (as defined below) and is subject to a hurdle rate, expressed as a rate of return on the Fund’s average net assets invested in debt investments, which are investments that take the legal form of debt and that require the payment of or that accrue interest in cash or in kind as a term of the investment including, without limitation, any such investments held in a wholly-owned subsidiary of the Fund, but excluding debt securities issued by the U.S. Department of the Treasury (the “Debt Portfolio”), equal to 1.75% per quarter (or an annualized hurdle rate of 7%), subject to a “catch-up” feature. “Pre-Incentive Fee Net Investment Income” means, as the context requires, either the dollar value of, or percentage rate of return on, the value of the Fund’s net assets comprising the Debt Portfolio calculated in accordance with GAAP at the end of the immediately preceding quarter from interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives) accrued with respect to the Debt Portfolio during the calendar quarter, minus the Fund’s operating expenses with respect to the Debt Portfolio accrued for the quarter. (including the Base Management Fee, expenses payable under the Investment Advisory Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee on Income and any Incentive Fee on Capital Gains). In calculating the value of the Fund’s net assets with respect to the Debt Portfolio, the Fund’s liabilities and expenses shall be allocated pro rata based on the respective fair values of the investments that are part of the Debt Portfolio and the Fund’s investments that are not part of the Debt Portfolio. Any expense solely related to an investment that is part of the Debt Portfolio will be allocated solely to the Debt Portfolio.

We will pay the Adviser the Incentive Fee on Income quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

•	No incentive fee based on Pre-Incentive Fee Net Investment Income in any calendar quarter in which our Pre-Incentive Fee Net Investment Income, expressed as a percentage of the Fund’s average net assets invested in the Debt Portfolio in respect of the relevant calendar quarter, do not exceed the hurdle rate of 1.75% per quarter (7% annualized);

•	100% of the dollar amount of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, expressed as a percentage of the Fund’s average net assets invested in the Debt Portfolio in respect of the relevant calendar quarter, if any, that exceeds the hurdle rate but is less than a rate of return of 2.0588% (8.24% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.0588% (8.24% annualized)) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 15% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.0588% (8.24% annualized) of the average net assets invested in the Debt Portfolio in any calendar quarter; and

•	15% of the dollar amount of our Pre-Incentive Fee Net Investment Income, expressed as a percentage of the Fund’s average net assets invested in the Debt Portfolio in respect of the relevant calendar quarter, if any, that exceed a rate of return of 2.0588% (8.24% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income thereafter is payable to the Adviser.

Quarterly Incentive Fee on Income Based on Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to the Adviser

Example: Incentive Fee on Income for Each Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = [●]%

Hurdle rate(1) = [●]%

Management fee(2) = [●]%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = [●]%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = [●]%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no Incentive Fee on Income.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = [●]%

Hurdle rate(1) = [●]%

Management fee(2) = [●]%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = [●]%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = [●]%

Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to hurdle rate and “catch up”)(3)

= 100% × ([●]% – [●]%)

= [●]%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the Incentive Fee on Income is [●]%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = [●]%

Hurdle rate(1) = [●]%

Management fee(2) = [●]%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = [●]%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = [●]%

Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to hurdle rate and “catch- up”)(3)

Incentive Fee on Income = 100% × “catch-up” + ([●]% × (Pre-Incentive Fee Net Investment Income – [●]%))

Catch-up = [●]% – [●]%

= [●]%

Incentive Fee on Income = (100% × [●]%) + ([●]% × ([●]% – [●]%))

= [●]% + ([●]% × [●]%)

= [●]% + [●]%

= [●]%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision; therefore, the Incentive Fee on Income is [●]%.

(1)	Represents [●]% annualized hurdle rate.

(2)	Represents [●]% annualized base management fee.

(3)	The “catch-up” provision is intended to provide our Adviser with an Incentive Fee on Income of [●]% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds [●]% in any quarter.

Incentive Fee on Capital Gains

The Fund is not permitted to pay the Adviser an incentive fee based on capital gains under current law, but the SEC has proposed amendments to current rules that, if implemented, would allow a capital gains incentive fee subject to certain conditions. To the extent permitted under applicable law, the Adviser will be paid annually an incentive fee on capital gains and unrealized capital appreciation (the “Incentive Fee on Capital Gains”), calculated on a cumulative basis from inception through the end of each calendar year.

The Incentive Fee on Capital Gains for each calendar year shall equal:

(i)	20% of the sum, for each investment made by the Fund since inception (whether or not held by the Fund as of the end of such calendar year), of the amount (if any) by which (x) the amount for which such investment has been realized, or (y) if such investment has not been realized, the fair value of such investment as of the end of such calendar year, in each case, exceeds 200% of the Fund's cost of such investment, minus

(ii)	the excess, if any, of (x) the amount calculated pursuant to clause (i) over (y) 20% of the amount, if any, by which (A) the Fund's cumulative realized capital gains since inception and unrealized capital appreciation exceed (B) its cumulative realized capital losses since inception and unrealized capital depreciation, each measured as of the end of such calendar year (which amount will be zero if (B) equals or exceeds (A)), minus

(iii)	the aggregate amount of all Incentive Fees on Capital Gains previously paid;

Provided, that the Incentive Fee on Capital Gains for any calendar year will not be less than zero, and no Incentive Fee on Capital Gains previously paid will be subject to repayment. In the case of an investment that has been realized in part, the realized and unrealized portions will be treated as separate investments for purposes of clause (i), with the Fund's cost allocated between them on a proportionate basis. Prior to it being legally permitted to pay the Incentive Fee on Capital Gains, the Fund will calculate the Incentive Fee on Capital Gains and treat it as a contingent deferred fee that will become payable if ever allowable under applicable law, but will not count any such contingent deferred fee as a liability for NAV calculation purposes until such fee becomes payable.

Subject to the receipt of exemptive relief from the SEC, the Incentive Fee on Capital Gains may be paid in Shares, valued at the greater of (i) the NAV per Share as of the end of such calendar year and (ii) the market price of the Shares at closing on the last business day of the calendar year, in either case with any fractional Share paid in cash. Until such exemptive relief is obtained, the Incentive Fee on Capital Gains will be paid in cash. To the extent permitted by applicable law or exemptive relief, if the Adviser elects to receive any Management Fee payments due in the form of shares, the value ascribed to those shares for purposes of satisfying accrued fees will be the higher of (i) the net asset value per share or (ii) the trading price per share as of the accrual date.

Fund Expenses

The Adviser will bear and pay the cost of all of the following expenses (“Adviser Expenses”) in connection with providing investment advisory services pursuant to the Investment Advisory Agreement: (i) payroll and other costs of management, administrative and clerical personnel, including, but not limited to, salaries, wages, payroll taxes, bonuses, cost of employee benefit plans and temporary office help expense excluding expenses for Insourced Services (as defined below); (ii) insurance premiums and fees (except for fidelity bond premiums and premiums or fees for directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance protecting the Fund or any indemnified party from liabilities in connection with the affairs of the Fund); (iii) rent, utilities, telephone, office supplies and other office expenses; and (iv) other similar routine administrative expenses.

The Fund will bear all other expenses to be incurred in its operation (including to the extent such operations are performed by the Adviser or its affiliates), including, without limitation:

i.	the Fund’s share of all fees, costs and out-of-pocket expenses (including any legal and other professional fees and expenses and platform fees) incurred by the Fund, the Adviser or its affiliates in connection with the formation of the Fund (including all or a portion of such amounts in respect of the Fund and the development, formation and operation of investment vehicles established to facilitate investments by the Fund, as well other vehicles through which the Fund makes or holds investments), the incorporation and registration of such entities (in the United States or otherwise), related regulatory filings (such as Form N-CSR, Form N-CEN, Form N-PORT and others), any related taxes, the offering, marketing and distribution of the interests therein (including legal and tax advice, preparation of disclosures, notifications, translations, publications (including without limitation on a website for regulatory, commercial or other purposes)), such share being determined as between the Fund and any such other entity on a basis that the Adviser determines in good faith is appropriate (“Organizational Expenses”);

ii.	fees and expenses incurred in connection with any offering, sale or repurchase of Shares or other securities of the Fund after the Fund’s initial public offering, including any underwriting, dealer manager, placement agent or distributor fees and commissions, marketing expenses, commissions payable under any at-the-market offering program, related registration, listing, legal and audit expenses, and the costs of due diligence performed with respect to any such offering;

iii.	legal (including without limitation in respect of corporate formalities, such as corporate secretary services and domiciliation services), accounting, regulatory (including expenses incurred in connection with certain filings and registrations, regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund and its activities, and costs of compliance with the Sarbanes-Oxley Act of 2002), compliance (including compliance consultants), administrator, consulting (including expert network and media consultants), valuation (including valuation consultants engaged by the Adviser), the calculation of the Fund’s net asset value, including the cost of any third-party pricing or valuation services, custodial, depositary, auditing, costs associated with any regulatory audit, investigation, settlement or review of any entity of the Fund, costs incurred with any action, suit or proceeding of any kind of nature, transfer agency, third-party trustee, administrator and Stockholder servicing, banking, database subscriptions (including, without limitation, subscriptions used for the purposes of researching, monitoring, valuing, or obtaining market data in respect of potential or existing portfolio investments), software licensing, portfolio accounting, books and records, general ledger, portfolio compliance, risk management and reporting systems, data management and recovery services, custom software development, web hosting, digital platform, data aggregation, marketing, translation, reporting and other external professional fees and expenses, but excluding, for the avoidance of doubt, the costs of the Adviser’s and its affiliates’ general compliance with law not related to the Fund;

iv.	out-of-pocket costs of developing, sourcing, evaluating, negotiating, structuring, obtaining regulatory approvals for, purchasing, trading, settling, clearing, paying transfer taxes and premiums in respect of, enforcing the Fund’s rights in respect of, monitoring, holding and disposing of potential investments, whether consummated or unconsummated and including expenses related to meetings or conferences hosted or attended by the Adviser, its affiliates or any of their respective employees to source investments, attendance at industry conferences and trade association memberships, and, in the case of unconsummated investments, break-up fees, and of making, monitoring, holding or selling investments (including, without limitation, expenses relating to risk assessment, due diligence or ongoing monitoring of potential and existing investments, including the environmental, social and governance risks related thereto), including expenses related to the organization or maintenance of any entity (including intermediate entities) used to acquire, hold or dispose of any investment or otherwise facilitate the Fund’s investment activities, record-keeping expenses, travel, hotel accommodations, meals and entertainment expenses (“Travel Expenses”), consulting fees and expenses and any finders, placement, brokerage or other similar fees and expenses;

v.	expenses associated with the preparation of the Fund’s financial statements and tax returns, the representation of the Fund or the Stockholders in tax matters and preparation of tax forms and the Fund’s information reporting regime compliance, and the preparation of tax reports for Stockholders;

vi.	out-of-pocket costs and expenses, including without limitation, Travel Expenses of meetings with potential investors and/or Stockholders, Stockholders and reporting to the Stockholders, including expenses incurred in connection with the Fund’s Stockholder meetings (including Travel Expenses of the representatives of Stockholders, employees of the Adviser or its affiliates, speakers and vendors), and annual software licensing fees and other fees related to investor reporting as well as publication costs (including without limitation on a website or database, for regulatory, commercial or other purposes);

vii.	except as otherwise provided herein, any taxes, fees or other governmental charges levied against the Fund or its income or assets or in connection with its business or operations (including pursuant to any separate tax sharing agreement or similar agreement with any party);

viii.	costs and expenses of the Board, including fees and expenses of the Independent Directors and of any legal counsel or other advisers retained by, or at the discretion or for the benefit of, the Independent Directors, including the operation of the board of any intermediary/holding vehicle, Travel Expenses for members of the Board and employees of the Adviser or its affiliates incurred in connection with meetings of the Board, meetings with Stockholders or meetings related to the Fund;

ix.	the Management Fee;

x.	all fees, costs and expenses charged by, or borne in connection with, any Private Vehicle or other pooled investment vehicle in which the Fund invests directly or indirectly, including any venture capital fund, special purpose vehicle or co-investment vehicle, including, without limitation, management fees, advisory fees, administrative fees, incentive fees, performance fees or allocations, carried interest and other performance-based compensation (whether calculated on realized or unrealized capital gains, income or otherwise), upfront or one-time sales charges, placement, subscription, transfer and secondary purchase fees, and organizational, offering and operating expenses of any such vehicle, in each case to the extent borne by or allocated to the Fund as an investor in such vehicle or reflected in the value of the Fund’s investment therein;

xi.	interest on, and fees and expenses related to or arising from, any incurrence of indebtedness, including without limitation in respect of any credit facility, letters of credit, margin financing, reverse repurchase agreements, derivatives and swaps, guarantees of indebtedness, or hedging activities of the Fund (whether or not such facility or hedging arrangement is implemented);

xii.	fidelity bond premiums and premiums or fees for directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance protecting the Fund or any indemnified party from liabilities in connection with the affairs of the Fund;

xiii.	amounts charged to the Fund for certain non-advisory, reporting, oversight, legal, compliance, tax, valuation, accounting, information technology and security, clerical, and general administrative services provided by employees of the Adviser or its affiliates, including by persons who are officers of the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses) (“Insourced Services”);

xiv.	interest costs related to borrowing, any related facility fees, commitment expenses and any other costs related to the borrowing;

xv.	all expenses relating to dividends and other distributions to Stockholders, including in connection with any dividend reinvestment plan, and all expenses relating to any repurchase or tender offer for Shares;

xvi.	costs of investor relations, costs of preparing, printing and mailing proxy statements, reports and other notices to Stockholders, fees and expenses of any proxy solicitor engaged in connection with a meeting of Stockholders and expenses of voting proxies in respect of the Fund’s portfolio securities;

xvii.	costs of research, data and analysis relating to the Fund’s investment strategy and target sectors, including costs of generating market and industry commentary related thereto, to the extent attributable to the Fund, as determined in good faith by the Adviser;

xviii.	costs of membership in, and participation in conferences and events of, industry organizations and networks relevant to the Fund’s investments to the extent attributable to the Fund, as determined in good faith by the Adviser;

xix	costs of producing educational materials regarding the Fund, its asset class and target sectors, to the extent attributable to the Fund, as determined in good faith by the Adviser;

xx.	all other costs and expenses of the Fund, the Adviser or its affiliates in connection with the Fund’s organization and/or operations other than Adviser Expenses, such as costs of litigation or other matters that are the subject of indemnification and costs of winding-up and liquidating the Fund;

xxi.	any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings (including any claim, arbitration, mediation or government investigation) to which the Fund is a party and any indemnification expenses as provided for in the Fund’s governing documents;

xxii.	fees and expenses incident to qualifying and listing of the Shares on any exchange;

xxiii.	the compensation of the Fund’s Chief Compliance Officer and the salary of any compliance personnel of the Adviser and its affiliates who provide compliance-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act;

xxiv.	the compensation of the Fund’s Chief Financial Officer and the salary of any financial reporting personnel of the Adviser and its affiliates who provide financial reporting-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable; and

xxv.	where appropriate and relevant, all ongoing costs and expenses, as detailed under (iii) to (xxiv) above, as incurred in connection with, or by, any other vehicles through which the Fund makes or holds investments, as well as the respective general partners or equivalent (if not a partnership) of such entities.

The Adviser has and may in the future enter into arrangements with certain persons to provide services to the Adviser that benefit the Fund. The Adviser will allocate fees and expenses with respect to such services on a fair and equitable basis.

The Fund (and potentially a portfolio company or proposed portfolio company) may be charged amounts in connection with the provision of services by in-house personnel of the Adviser and any of its affiliates. The Adviser will make the foregoing determination as to such amounts in its discretion, taking into account factors that it reasonably believes to be appropriate in the circumstances.

The expenses, fees, and commissions that will be borne by the Fund are set out in this Prospectus, but there is no formal cap on the level of those expenses.

Expenses to be borne by the Fund will reduce the actual returns realized by Stockholders on their investment in the Fund (and may, in certain circumstances, reduce the amount of capital available to be deployed by the Fund in investments). Fund expenses include recurring and regular items, as well as extraordinary expenses for which it may be hard to budget or forecast. As a result, the amount of Fund expenses ultimately incurred or incurred at any one time may exceed amounts expected or budgeted by the Fund.

The Adviser will make judgments with respect to allocation of expenses in its good faith discretion, notwithstanding its interest in the outcome, and may make corrective allocations after the fact should it determine that such corrections are necessary or advisable. Notwithstanding the foregoing, the portion of an expense allocated to the Fund for a particular item or service may not reflect the relative benefit derived by the Fund from that item or service in any particular instance.

Unless otherwise agreed in writing between the Fund and the Adviser from time to time, to the extent that the Adviser or its affiliates (i) pays or otherwise bears the costs of any Fund expenses or (ii) advances amounts to the Fund on a temporary basis, the Fund shall reimburse the Adviser or such affiliate for the same.

Organizational costs are expensed as incurred. Offering costs are charged to paid-in-capital upon the sale of Shares that are issued and sold by the Fund.

Net Asset Valuation

The NAV of the Fund’s outstanding Shares will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

The Board has approved procedures pursuant to which the Fund will value its investments, and has appointed the Adviser as the Valuation Designee.

The Fund’s written valuation procedures (the “Valuation Policy”) permit the Valuation Designee to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be correct.

The Board oversees the Valuation Designee’s implementation of the Valuation Policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Fund expects that it will hold a significant proportion of its assets in private investments that do not have readily ascertainable market prices. The Adviser generally will value the Fund’s investments in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 820 (“ASC 820”).

In general, portfolio securities and assets of the Fund for which market quotations are readily available will be valued on the basis of readily available market quotations at their current market value. Any security that is listed or traded on more than one public, major exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. Equity securities traded on a U.S. national securities exchange or a securities exchange abroad are generally valued at the price of the official close on the exchange as of the local market close on the exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing “bid” and “asked” prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the Nasdaq in which case it is valued at the Nasdaq official closing price. Such prices are provided by approved pricing service or other pricing sources.

The value of any cash on hand or on deposit, bills and demand notices and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof unless in any case the same is unlikely to be paid or received in full, in which case the value thereof shall be determined after making such discount as the Adviser may consider appropriate in such case to reflect the true value thereof.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

With respect to portfolio securities and assets of the Fund for which market quotations are not readily available or are deemed not reliable, which are expected to represent a substantial portion of the Fund’s investments, the Fund will value such securities at fair value according to the Valuation Policy and as determined in good faith by the Adviser, which has been appointed the Fund’s Valuation Designee, under the oversight of the Board.

In determining fair value, the Fund considers the specific contractual terms of the SAFE, including valuation caps, discounts (where applicable), and other economic features, and evaluates the implied value of the resulting equity interest across a range of scenarios. Where applicable, the Fund may reference observable transaction data (including priced financing rounds or other transactions, or “Hard Events”) and may derive an implied as-converted value, adjusted as appropriate for the terms of the SAFE and other relevant considerations.

A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Fund’s investment in the company that issued the SAFE may change significantly, impacting the Fund’s NAV per share and potentially the trading price for the Shares. Because SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.

Fund-of-fund investments, feeder funds, and SPVs will generally be valued based on (i) the most recently calculated NAV (or capital account balance) reported by the underlying vehicle, adjusted as necessary for known subscriptions/redemptions, fees/expenses, or other activity through the valuation date, and (ii) any other information reasonably available to assess whether the reported NAV remains representative as of the valuation date. If the reported NAV is not available or is determined not to be reliable/representative, the position will be valued at fair value as determined in good faith consistent with the Valuation Policy.

The valuation of the Fund’s secondary investments in Private Vehicles is ordinarily determined based upon valuations provided by the Private Vehicle Managers, when available, and is subject to the same risks associated with the reliance on valuations provided by the Private Vehicle Managers as the primary investments in Private Vehicles. In the event that a Private Vehicle Manager does not report a valuation to the Fund on a timely basis, the Fund would determine the fair value of the investment in the Private Vehicle based on the most recent valuation reported by the Private Vehicle, as well as management fees and any carried interest or other performance-based compensation accrued at the level of the Private Vehicle and any other relevant information available at the time.

The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Policy, regularly review procedures used and valuations provided by the pricing services. Valuations provided by pricing services are generally based on methods that the Valuation Committee believes are reasonably designed to approximate the amount that the Fund would receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information.

The Fund expects that it will hold a significant proportion of its assets in private investments that do not have readily ascertainable market prices.

In the event that the Valuation Designee determines that the above valuation guidelines are impracticable or not appropriate in relation to a particular asset or liability of the Fund, or in the case of assets or liabilities not specifically referenced above, the Valuation Designee shall determine prudently and in good faith the fair value of such asset or liability, including the potential to place a greater emphasis on internal pricing models. Such valuations might vary from similar valuations performed by independent third parties for similar types of securities or assets or liabilities. The valuation of illiquid securities and other assets and liabilities is inherently subjective and subject to increased risk that the information utilized to value such assets or liabilities or to create the price models could be inaccurate or subject to other errors.

In connection with the annual audit of the Fund’s financial statements, the Fund’s independent registered public accounting firm independently tests the fair value of the Fund’s portfolio investments.

However, prospective investors should be aware that there can be no assurance that the valuation of the Fund’s investments as determined under the procedures described above will in all cases be accurate, especially given that the Fund and the Adviser do not generally have access to all necessary financial and other information relating to the Fund’s investment to determine independently the NAV of the Fund’s interests in those investments.

Investments valued at fair value by the Adviser will be subject to a new valuation determination upon the next quarterly valuation of the Fund. Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) of Shares at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Stockholders.

The Adviser may engage a third-party valuation firm to review the valuation of fair-valued investments.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to the Fund’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

Underwriting

The Fund, the Adviser and the Underwriter[s] named below have entered into an underwriting agreement (the “Underwriting Agreement”) with respect to the Shares being offered. Subject to certain conditions, the Underwriter[s] have agreed to purchase the number of Shares indicated in the following table.

Underwriter	Number of Shares
[●]	[●]
[●]	[●]
Total	[●]

The Underwriter[s] are committed to take and pay for all of the Shares being offered by the Fund, if any are taken, other than the Shares covered by the option described below unless and until this option is exercised. The offering of the Shares by the Underwriter[s] is subject to receipt and acceptance and subject to the Underwriter[s]’ right to reject any order in whole or in part.

If an Underwriter fails to purchase the Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriter[s] may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriter[s] an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an additional [●] Shares at the initial offering price, less the Underwriter[s]’ commission. The Underwriter[s] may exercise such option to cover sales by the Underwriter[s] of a greater number of Shares than the total number set forth in the table above.

The Underwriting Agreement provides that the obligations of the Underwriter[s] to purchase the Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

The Underwriter[s] will deduct from the gross offering proceeds a sales load of $[●], which is equal to $[●] per Share ([●]% of the public offering price per Share).

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The Underwriter[s] will deduct from the sale of the Shares in the public offering a sales load in the amount of $[●], which represents [●]% of the total proceeds in the public offering. In addition, the Fund and the Adviser have agreed to reimburse the Underwriter[s] for the reasonable fees and disbursements of counsel to the Underwriter[s] in connection with the review by FINRA of the terms of the sale of the Shares in an amount not to exceed $25,000 in the aggregate, which amount will not exceed 0.01% of the total public offering price of the Shares if the Underwriter[s]’ option to purchase additional stock is not exercised.

In addition, any organizational and offering costs incurred prior to the closing of the initial public offering have been paid by the Adviser and will be reimbursed by the Fund. The Fund will reimburse the Adviser promptly following the offering out of the offering proceeds.

Prior to this offering, there has been no public market for the Shares of the Fund. Consequently, the offering price for the Shares was determined by negotiation among the Fund and the Underwriter[s]. There can be no assurance, however, that the price at which the Shares sell after this offering will not be lower than the price at which they are sold in the initial public offering by the Underwriter[s] or that an active trading market in the Shares will develop and continue after this offering.

The Shares are expected to be listed, subject to official notice of issuance, on the NYSE under the symbol “SPC.” In connection with the requirements for listing the Shares on the NYSE, the Underwriter[s] have undertaken to sell lots of 100 or more Shares to a minimum of 400 beneficial owners in North America.

The Underwriter[s] have informed the Fund that it does not intend sales to discretionary accounts to exceed five percent of the total number of Shares offered by them.

The Fund has agreed to indemnify the Underwriter[s] and their controlling persons for certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter[s] may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed with the Underwriter[s] pursuant to the Underwriting Agreement that for a period of 180 days after the date of this Prospectus (such period, the “Fund Lock-Up Period”), the Fund will not (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any securities of the Fund that are substantially similar to the Shares, including but not limited to any options or warrants to purchase Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise (other than the Shares to be issued pursuant to the DRIP), without the prior written consent of [●]; provided that nothing therein shall prevent the Fund from issuing Shares pursuant to the DRIP.

[The [limited partners of the Predecessor Fund (the “Anchor Investors”)] have entered into a lock-up agreement with the Underwriter[s] pursuant to which the Anchor Investors, with limited exceptions, have agreed that for a period of [●] days after the date of this Prospectus (such period, the “[Anchor Investors] Lock-Up Period”), will not (and will not cause or direct any of its affiliates to), without the prior written consent of the [●], (1) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any Shares, or any options or warrants to purchase any Shares, or any securities convertible into, exchangeable for or that represent the right to receive Shares (such Shares, options, rights, warrants or other securities, collectively, “Lock-Up Securities”), including without limitation any such Lock-Up Securities now owned or hereafter acquired by the [Anchor Investors], (2) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the [Anchor Investors] or someone other than the [Anchor Investors]), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Shares or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (3) except with respect to the exercise of the rights (the “Registration Rights”) to request that the Fund register any Shares under any registration statement(s) on Form N-2 as described in the Prospectus, make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (4) except with respect to the exercise of the Registration Rights, otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (1), (2) or (3) above.

The restrictions imposed by the lock-up agreement applicable to the [Anchor Investors] are subject to certain exceptions, including with respect to: [●].

Price Stabilization, Short Positions and Penalty Bids. In connection with this offering, the Underwriter[s] may purchase and sell Shares in the open market. These transactions may include short sales and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Short sales involve the sale by the Underwriter[s] of a greater number of Shares than they are required to purchase in the offering, and a short position represents the amount of such sales that have not been covered by subsequent purchases. A “covered short position” is a short position that is not greater than the amount of additional Shares for which the Underwriter[s]’ option described above may be exercised. The Underwriter[s] may cover any covered short position by either exercising their option to purchase additional Shares or purchasing Shares in the open market. In determining the source of Shares to cover the covered short position, the Underwriter[s] will consider, among other things, the price of Shares available for purchase in the open market as compared to the price at which it may purchase additional Shares pursuant to the option described above. “Naked” short sales are any short sales that create a short position greater than the amount of additional Shares for which the option described above may be exercised. The Underwriter[s] must cover any such naked short position by purchasing Shares in the open market. A naked short position is more likely to be created if the Underwriter[s] are concerned that there may be downward pressure on the price of the Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Shares and syndicate short positions involve the sale by the Underwriter[s] of a greater number of Shares than they are required to purchase from the Fund in this offering. The Underwriter[s] also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares sold in this offering for their account may be reclaimed by the syndicate if such Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise. Neither the Fund nor any of the Underwriter[s] make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Fund’s Shares. In addition, neither the Fund nor any of the Underwriter[s] make any representation that the Underwriter[s] will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships. The Underwriter[s] and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the Underwriter[s] and their affiliates [have provided, and] may in the future provide[,] a variety of these services to the Fund and to persons and entities with relationships with the Fund, for which they received or will receive customary fees and expenses. The Fund anticipates that from time to time certain of Underwriter[s] may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriter[s] and, subject to certain restrictions, may act as brokers while they are an Underwriter. The Underwriter[s] may perform investment banking and advisory services for the Adviser and its affiliates from time to time, for which it may receive customary fees and expenses. The Underwriter[s] may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

In the ordinary course of their various business activities, the Underwriter[s] and their respective affiliates, officers, directors and associates may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets (including securities in the Fund’s investment portfolio), securities and/or instruments of the Fund (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with the Fund. The Underwriter[s] and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish, maintain or express independent research or valuation views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.

Certain Underwriter[s] and their respective affiliates may have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Fund or its affiliates. They may have or may in the future receive customary fees and commissions for these transactions.

Electronic Distribution. In connection with the offering, certain Underwriter[s] or selected dealers may distribute prospectuses electronically. A prospectus in electronic format may be made available on websites maintained by the Underwriter[s] or one or more selling group members participating in this offering. The Underwriter[s] may agree to allocate a number of Shares to selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the Underwriter[s] to selling group members that may make internet distributions on the same basis as allocations made by [principal underwriter].

Other Information. Other than in the United States, no action has been taken by the Fund or the Underwriter[s] that would permit a public offering of the securities offered by this Prospectus in any jurisdiction where action for that purpose is required. The securities offered by this Prospectus may not be offered or sold, directly or indirectly, nor may this Prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this Prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this Prospectus. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this Prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

The principal business address of [●] is [●]. The principal business address of [●] is [●].

Closed-End Fund Structure; No Right of Redemption

The Fund is a non-diversified, closed-end investment company with limited operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Stockholder has the right to require the Fund to redeem his, her or its Shares. While the Fund’s Shares are expected to be listed on the NYSE, an active public market for the Shares may not develop. As a result, Stockholders may not be able to liquidate their investment. Accordingly, Stockholders should consider that they may not have access to the funds they invest in the Fund for an indefinite period of time.

Distributions

The timing and amount of the Fund’s future dividends, if any, will be determined by the Board. Any dividends to the Stockholders will be declared out of assets legally available for distribution. The Fund intends to focus on making capital gains-based investments from which the Fund will derive primarily capital gains. As a consequence, the Fund does not anticipate that it will pay dividends on a quarterly basis or become a predictable distributor of dividends. However, if there are earnings or realized capital gains to be distributed, the Fund intends to declare and pay a dividend at least annually. The Fund intends to elect to be treated as a RIC for federal income tax purposes and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC status, the Fund must, among other things, distribute at least 90% of the sum of the Fund's net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. To avoid the imposition of a 4% U.S. federal excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.

In order to minimize the imposition of the 4% federal excise tax, the Fund generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax.

The Fund cannot assure Stockholders that the Fund will achieve investment results that would allow the Fund to make distributions. All distributions will be at the sole discretion of the Board and will depend on the Fund’s ability to dispose of its investments, any net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

For any distribution, the Fund will calculate each Stockholder’s specific distribution amount for the period using record and ex-dividend dates.

The Fund may finance its cash distributions to Stockholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments or other sources. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

As soon as practicable after the end of each calendar year, the Fund will provide to each Stockholder a statement on IRS Form 1099-DIV (or successor form) or IRS Form 1042-S (or successor form), as applicable, identifying the amount and character (e.g., ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in that Stockholder’s taxable income for such year. Stockholders that hold their Shares in the Fund through a financial intermediary will receive this information from such financial intermediary. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal income tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information.

Stockholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s DRIP (as defined below) unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

To the extent the Fund determines to pay distributions in the future, the Fund has established a DRIP administered by [●]. Pursuant to the DRIP, any dividends or other distributions, net of any applicable U.S. federal withholding tax, paid by the Fund will be reinvested automatically in the Shares of the Fund. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, that dividend or other distribution will be automatically reinvested in additional Shares, rather than being paid to Stockholders in cash. In this way, Stockholders can maintain an undiluted investment while still allowing the Fund to pay out distributable income. Other than through the DRIP, the Fund has no current plan to issue additional Shares following the completion of this offering.

Stockholders automatically participate in the DRIP, unless and until a Stockholder elects to withdraw from the DRIP. A Stockholder who does not wish to participate in the DRIP and have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [●] at [●]. Stockholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Stockholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [●] three days prior to the record date of the distribution or the Stockholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Stockholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, [●], on the Stockholder’s behalf, will receive additional authorized Shares from the Fund. The Shares are acquired either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on a dividend payment date, the Fund’s NAV is equal to or less than the market price per Share on the NYSE plus estimated brokerage commissions (such condition being referred to as “market premium”), [●] will invest the dividend amount in Newly Issued Shares on behalf of the Stockholder. The number of Newly Issued Shares to be credited to the Stockholder’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per Share on the date the Shares are issued, unless the Fund’s NAV is less than 95% of the then-current market price per Share, in which case the dollar amount of the dividend will be divided by 95% of the then-current market price per Share on the NYSE. If on the dividend payment date the Fund’s NAV is greater than the market price per Share on the NYSE, [●] will invest the dividend amount in Shares acquired on behalf of the Stockholder in Open-Market Purchases. Although a Stockholder may from time to time have an undivided fractional interest in Shares of the Fund within the operation of the DRIP, and distributions made on fractional stock will be credited to the Stockholder’s account, no fractional Shares will be transferred. In the event of termination of a Stockholder’s account under the DRIP, [●] will either (i) continue to hold such Stockholder’s Shares in book-entry form, or (ii) transfer a whole number of Shares to a financial intermediary of such Stockholder’s choosing; in either case disbursing to the Stockholder an amount of cash equal to the value of any fractional Shares held, valued at the market value of the Fund’s Shares at the time of termination.

[●]’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to Stockholders with respect to Shares issued directly by the Fund as a result of dividends or other distributions payable either in Shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to [●]’s Open-Market Purchases in connection with the reinvestment of cash dividends.

[●] will maintain all Stockholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Stockholders for personal and tax records. [●] will hold Shares in the account of the Stockholders in non-certificated form in the name of the participant, and each Stockholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. [●] will distribute all proxy solicitation materials, if any, to participating Stockholders.

In the case of Stockholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, [●] will administer the DRIP on the basis of the number of Shares certified from time to time by the record Stockholder as representing the total amount of Shares registered in the Stockholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither [●] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither [●] nor the Fund shall be liable hereunder for any act done in good faith or for any good faith omission to act, including, without limitation, failure to terminate a participant’s account promptly upon receipt of written notice of such participant’s death, or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Material U.S. Federal Income Tax Considerations.”

The Fund may elect to make non-cash distributions to Stockholders. Such distributions are not subject to the DRIP, and all Stockholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP may be obtained by contacting [●] by mail at [●] or by telephone at [●].

Description of Shares

The Fund is a corporation incorporated under the laws of Maryland. Pursuant to the Charter, the Fund is authorized to issue 1,000,000,000 shares of common stock, $0.001 par value per share, and [●] shares of preferred stock, $0.001 par value per share. Each Share, when issued and paid for in accordance with the terms of this offering and the Charter and Bylaws, will be fully paid and non-assessable. Under the Charter, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining Stockholder approval. As permitted by the MGCL, the Charter provides that the Board, without any action by Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under the rules of the NYSE currently applicable to listed companies, the Fund will be required to hold an annual meeting of Stockholders in each fiscal year.

Listing and Symbol. The Shares are expected to be listed on the NYSE, subject to official notice of issuance, under the symbol “SPC.”

Common Stock. All Shares have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of Shares if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share is entitled to one vote on all matters submitted to a vote of Stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Shares will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Shares can elect all of our directors, and holders of less than a majority of Shares will be unable to elect any director. The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the Stockholders, except with respect to any matter which, under applicable law, regulatory requirements or the Charter, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast by Stockholders of each class of stock entitled to vote as a class on the matter shall constitute a quorum.

Preferred Stock. The Charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common Stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for Stockholders or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any other distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Certain Provisions in the Charter and Bylaws

An investor in the Fund will be a Stockholder of the Fund and his or her rights in the Fund will be established and governed by the Charter and Bylaws. A prospective investor and his or her advisers should carefully review the Charter and Bylaws as each Stockholder will agree to be bound by its terms and conditions. The following is a summary description of certain items and select provisions of the Charter and Bylaws that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Charter and Bylaws.

Classification of our Board of Directors; Election of Directors

The Board is divided into three classes with each class of directors holding office for a term expiring at the annual meeting of Stockholders held in the third year following their election and until their successors are duly elected and qualify. Under the Bylaws, a plurality of all the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to elect a director; provided, however, in connection with any election in which the Board has determined that the number of nominees for election as a director at such meeting exceeds the number of directors to be elected at such meeting, each nominee for election as a director at such meeting of Stockholders shall be elected by a majority of the votes entitled to be cast in the election of directors.

Removal of Directors; Vacancies

Subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the Charter) and only by the affirmative vote of Stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors, voting as a single class. The Charter and Bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director; and such director will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

The classification of the Board and the limitations on removal of directors described above as well as the limitations on Stockholders’ right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire the Fund, or of discouraging a third party from acquiring or attempting to acquire the Fund.

Control Share Acquisitions

The Fund has elected to be subject to the Maryland Control Share Acquisition Act (the “Control Share Act”). The Control Share Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. In addition, the Bylaws provide that the Control Share Act will not apply to any acquisition or proposed acquisition of our preferred stock.

Limitation of Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Charter contains a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to, or in, which they may be made or threatened to be made a party or witness by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Charter obligates the Fund, subject to the limitations of Maryland law and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; or (2) any individual who, while a director or officer and at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and without requiring a preliminary determination of the ultimate entitlement to indemnification to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding to which such person is made or threatened to be made a party or in which such person is a witness. In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Fund has entered into indemnification agreements with the Fund’s directors and officers. The indemnification agreements are intended to provide the Fund’s directors and officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Fund will indemnify a director or an officer who is a party to the agreement including the advancement of legal expenses, if, by reason of his or her corporate status, such director or officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Fund.

Exclusive Forum

The Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’s behalf, (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers, employees or agents to the Fund or to the Stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers, employees or other agents arising pursuant to any provision of the MGCL or the Charter or Bylaws or federal law, including the 1940 Act, (e) any other action asserting a claim against the Fund or any of its directors, officers, employees or other agents that is governed by the internal affairs doctrine, or (f) any action brought by or in the right of any Stockholder or any person claiming any interest in any shares of stock issued by the Fund seeking to enforce or invalidate any provision of, or based on any matter arising out of, or in connection with, the Charter or Bylaws, or any series or class of any shares of stock issued by the Fund, including any claim of any nature against the Fund, or any of the Fund’s directors, officers, employees or agents. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Fund consents in writing to such court.

Advance Notice Provisions for Nominations and Proposals

The Bylaws provide that with respect to an annual meeting of Stockholders, nominations of persons for election to the Board and the proposal of business to be considered by Stockholders may be made only (1) pursuant to our notice of meeting, (2) by or at the direction of the Board or (3) by any Stockholder who was a Stockholder of record at the record date set by our Board for the purpose of determining Stockholders entitled to vote at the annual meeting, at the time of giving the notice by the Stockholder as required by the Bylaws and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of the Bylaws. With respect to special meetings of Stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the special meeting has been called in accordance with the Bylaws for the purpose of electing Directors, by any Stockholder who was a Stockholder of record at the record date set by our Board for the purpose of determining Stockholders entitled to vote at the special meeting, at the time of giving the notice required by the Bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of the Bylaws.

The purpose of requiring Stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform Stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Stockholders. Although our Bylaws do not give our Board any power to disapprove Stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of Stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our Stockholders.

Approval of Extraordinary Corporate Action; Amendment of the Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the Charter provides for approval of these actions by the affirmative vote of Stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

Subject to the 1940 Act and certain exceptions provided in the Charter, the affirmative vote of at least 80% of the votes entitled to be cast generally in the election of directors will be necessary to effect any of the following actions:

•	any amendment to the Charter to make the shares of stock a “redeemable security” or other proposal to convert the Fund from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

•	the Fund’s liquidation or dissolution and any amendment to the Charter to effect such liquidation or dissolution;

•	any amendment to the Charter provisions regarding the number of directors, filling of vacancies and the classification of the Board;

•	any amendment to the Charter provisions regarding the removal of directors;

•	any amendment to the Charter provisions relating to the waiver of corporate opportunities by the Board;

•	any amendment to the Charter provisions regarding the provisions specifying the vote required to approve extraordinary actions and amend the Charter and exclusive power of the Board to amend the Bylaws;

•	any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the Fund’s assets that the MGCL requires be approved by stockholders; or

•	any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of the Fund’s directors generally, or any person controlling, controlled by or under common control with any such person or member of such group.

However, if any of the foregoing actions is approved by at least a majority of the Fund’s continuing directors (in addition to approval by the Board), such action need only be approved by the affirmative vote of Stockholders entitled to cast a majority of the votes entitled to be cast on such matter; and provided further, that, with respect to any transaction referred to in the final bullet point above, if such transaction is approved by at least two-thirds of the Fund’s continuing directors, no Stockholder approval is required unless required by the MGCL or another provision of the Charter or Bylaws. A “continuing director” is defined in the Charter as (1) the directors identified in the Charter, (2) those directors whose nomination for election by the Stockholders or whose election by the directors to fill vacancies is approved by a majority of the directors identified in the Charter who are then on the Board or (3) any successor directors whose nomination for election by the Stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

The Board has the exclusive power to adopt, alter, amend or repeal the Bylaws.

Erisa Considerations

Employee benefit plans and other plans subject to ERISA or Section 4975 of the Code, including corporate pension and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Stockholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of an investment in the Fund through an ERISA Plan. Neither this discussion nor anything in this Prospectus is or is intended to be investment advice directed at any potential investor that is an ERISA Plan or at such investors generally.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of material U.S. federal income tax considerations affecting the Fund and the ownership and disposition of Shares, but it does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a particular person’s decision to acquire Shares. This discussion applies only to initial investors who hold Shares as capital assets for tax purposes. This discussion does not address federal estate, state, local and non-U.S. tax consequences, any minimum tax consequences or any consequences resulting from the Medicare tax on investment income. Moreover, the discussion below does not address the consequences to taxpayers subject to special tax accounting rules under Section 451(b) of the Code. In addition, it does not describe all of the tax consequences that may be relevant to investors subject to special rules, such as:

•	certain banks or financial institutions;

•	insurance companies;

•	certain dealers and traders in securities or commodities that use a mark-to-market method of tax accounting;

•	investors holding Shares as part of a “straddle,” wash sale, conversion transaction, integrated transaction or constructive sale transaction;

•	U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar;

•	Non-U.S. Stockholders (as defined below) who own, or have owned, actually or constructively, more than 5% of the Shares;

•	entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes;

•	tax-exempt entities, including “individual retirement accounts” or “Roth IRAs” as defined in Section 408 or 408A of the Code, respectively;

•	regulated investment companies; or

•	real estate investment trusts.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If an investor is a partnership holding Shares or a partner in such a partnership, such investor should consult its tax advisor as to the particular U.S. federal tax consequences of holding and disposing of Shares to them.

This discussion is based on the Code, administrative pronouncements, judicial decisions and final, temporary and proposed U.S. Treasury Regulations, all as of the date hereof. These laws are subject to change, possibly on a retroactive basis. The Fund has not sought and will not seek any ruling from the IRS regarding any matter discussed herein. Prospective investors should be aware that, although the Fund intends to adopt positions it believes are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by the Fund and that, if challenged by the IRS, its tax positions might not be sustained by the courts. Persons considering the purchase of Shares should consult their own tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of owning and disposing of Shares in their particular circumstances.

Tax Treatment of the Fund and the Predecessor Fund

Until such time as the Fund elects to be treated, and qualifies, as a regulated investment company or under Subchapter M of the Code (a “RIC”), and for any other period in which the Fund fails to qualify as a RIC, the Fund will be taxed as a “C” corporation for U.S. federal income tax purposes and will therefore be subject to corporate-level federal income tax on all of the Fund’s income at rates applicable to corporations (currently 21%). Any such U.S. corporate income tax could materially reduce cash available to make distributions on Shares. As a “C” corporation, the Fund also would not be able to deduct distributions to Stockholders, nor would the distributions be required to be made. The Fund intends to elect to be treated as a RIC effective as of the first day of its taxable year that begins on the first day of the Fund’s tax year containing this initial public offering of the Company’s Shares (the “Fund’s First RIC Tax Year”), and the Fund will be required to satisfy the RIC qualification requirements for that year. Except as stated otherwise, the remainder of this discussion assumes the Fund will elect to be treated as a RIC.

The Predecessor Fund (as defined below) has been treated as a partnership for U.S. federal income tax purposes since its formation, and it is intended that it will reorganize with and transfer substantially all of its assets to the Fund in connection with the initial public offering of the Fund as described in more detail below.

Tax Consequences of the Proposed Reorganization

For U.S. federal income tax purposes, the Proposed Reorganization (as defined below) is intended to result in the classification of the Fund as a RIC in a tax-efficient manner. It may not be possible, however, to effect the Proposed Reorganization on a tax-free basis such that no gain or loss is recognized by pre-reorganization holders of the interests in the Predecessor Fund for U.S. federal income tax purposes. The Fund anticipates that, at the end of the day before the day of the transfer of assets of the Predecessor Fund pursuant to the Proposed Reorganization, the Predecessor Fund may hold assets with “built-in gain,” which are assets whose fair market value as of such date exceeds their tax basis. If the conversion to a RIC is effected on a tax-free basis, the Predecessor Fund intends to make a “deemed sale election” under U.S. Treasury Regulation Section 1.337(d)-7 with respect to the Proposed Reorganization, which would result in gain to corporate limited partners that directly or indirectly hold interests in the Predecessor Fund prior to the closing of the Proposed Reorganization to the extent of their allocable share of the Predecessor Fund’s built-in gain. Absent the foregoing election, the Fund would pay tax on such built-in gain allocable to “C” corporation limited partners of the Predecessor Fund as of the effective date of the closing of the Proposed Reorganization in any asset sold in a taxable transaction during the five-year period beginning on day the Fund acquires the property. The amount of this tax would vary depending on the assets that are actually sold by the Fund in this five-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of the closing of the Proposed Reorganization and effective tax rates at the time. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in the Fund’s investment company taxable income, and generally the Fund must distribute annually at least 90% of any such amounts (net of corporate taxes the Fund pays on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to Stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the five-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to the Stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to Stockholders as capital gains.

Taxation as a Regulated Investment Company

To qualify as a RIC, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year the following two requirements are met. First, at least 50% of the market value of its total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and securities of non-RIC issuers that meet the following criteria: the securities of each non-RIC issuer owned by the Fund do not represent (A) more than 5% of the value of the Fund’s total assets or (B) more than 10% of the outstanding voting securities of such issuer (subject to the exception described below). Second, not more than 25% of the market value of the Fund’s total assets is invested in securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any one issuer, (B) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs (subject to the exception described below). The Fund may generate certain income that might not qualify as qualifying income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions to endeavor to prevent disqualification as a RIC.

If the Fund fails to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and certain additional conditions are met, in which case an additional penalty tax would be payable with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the Fund’s income would be subject to corporate-level U.S. federal income tax as described below. The Fund cannot provide assurance that it would qualify for any such relief should it fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

As a RIC, in any taxable year with respect to which the Fund timely distributes at least 90% of the sum of:

•	its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax-exempt interest income (which is the excess of the Fund’s gross tax exempt interest income over certain disallowed deductions)

(collectively, the “Annual Distribution Requirement”), the Fund (but not its Stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that it distributes to its Stockholders. However, due to limits on the deductibility of certain expenses, the Fund may, in certain years, have aggregate taxable income subject to the Annual Distribution Requirement that is in excess of the aggregate net income actually earned by it in those years.

To the extent that the Fund meets the Annual Distribution Requirement but retains any net capital gain for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such income at the regular corporate income tax rates. The Fund may choose to retain any net capital gain for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

A 4% U.S. federal excise tax is imposed on a RIC if the RIC does not meet certain additional distribution requirements for each calendar year. To avoid this tax, the Fund must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

•	at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;

•	at least 98.2% of the amount by which the Fund’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and

•	certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax (collectively, the “Excise Tax Exemption Requirement”).

While the Fund generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of its taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the Excise Tax Exemption Requirement.

If, in any particular taxable year, the Fund does not satisfy the Annual Distribution Requirement or fails to qualify as a RIC (for example, because the Fund fails the 90% annual gross income requirement described above), and relief is not available as discussed above, all of the Fund’s taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to Stockholders, and distributions generally will be taxable to the Stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

If the Fund realizes a net capital loss during any year in which it is a RIC, the excess of its net short-term capital loss over its net long-term capital gain would be treated as a short-term capital loss arising on the first day of its next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain would be treated as a long-term capital loss arising on the first day of its next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to Fund-level U.S. federal income tax, regardless of whether amounts corresponding to such gain are distributed to Stockholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses to offset its investment company taxable income.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:

•	disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, net capital losses, business interest expenses and certain underwriting and similar fees;

•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income;

•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);

•	cause the Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;

•	adversely alter the characterization of certain complex financial transactions; and

•	produce income that will not qualify for purposes of the 90% annual gross income requirement described above.

The Fund will monitor its transactions and may make certain tax elections, borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules, prevent its disqualification as a RIC and prevent or mitigate imposition of corporate-level U.S. federal income tax. However, no assurance can be given as to the Fund’s eligibility for any such tax elections or that any such tax elections that are made will fully mitigate the effects of these rules.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or PIK interest may be subject to special tax rules that will affect the amount, timing and character of distributions to Stockholders. For example, if the Fund buys a debt security whose “stated redemption price at maturity” (generally, the sum of all payments required under the note other than payments of “qualified stated interest”, which generally is stated interest that is unconditionally payable in cash or in property other than debt instruments of the issuer at least annually at a single fixed rate) exceeds its issue price by an amount that does not satisfy a de minimis test, the Fund will generally be required to accrue the excess amount on a daily basis in accordance with a constant yield-to-maturity method (unless otherwise accelerated) and to distribute such income on a timely basis each year (in advance of receipt of corresponding cash) to maintain the Fund’s tax treatment as a RIC and to avoid U.S. federal income and excise taxes. Because in these and certain other circumstances the Fund may recognize income before or without receiving cash representing such income or incur expenses that are not fully deductible for tax purposes, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to sell some of the Fund’s investments at times the Fund would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thereby be subject to corporate-level income tax.

Furthermore, a portfolio company in which the Fund invests may face financial difficulty that requires the Fund to work out, modify or otherwise restructure the Fund’s investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in the Fund’s recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or the Fund receiving assets that would not count toward the asset diversification requirements.

Gain or loss recognized by the Fund from warrants acquired by it as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.

If the Fund invests in foreign securities, it may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by the Fund. If the Fund acquires shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax (plus an interest charge) on a portion of any “excess distribution” or gain from the disposition of such shares even if such amounts are distributed by the Fund to Stockholders. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing treatment, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, subject to certain limitations, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. The Fund’s ability to make either election will depend on factors beyond its control. Under either election, the Fund may be required to recognize in a year income in excess of distributions it receives from PFICs and proceeds it receives from dispositions of PFIC stock during that year, and such income will nevertheless generally be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

If the Fund directly or indirectly holds 10% or more of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Fund may be required to include in its gross income its pro rata share of such CFC’s “subpart F income” and “Net CFC Tested Income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by U.S. shareholders. A “U.S. shareholder”, for purposes of this paragraph, is any U.S. person that possesses (directly, indirectly or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If the Fund is required to include its pro rata share of “subpart F income” or “Net CFC Tested Income” in its gross income for a taxable year, the Fund will be required to include such income in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and the Fund must distribute an amount equal to such income to satisfy the Annual Distribution Requirement and the Excise Tax Exemption Requirement.

Although the Code generally provides that income inclusions from QEFs and inclusions of subpart F income and Net CFC Tested Income from CFCs will be qualifying income for purposes of the 90% gross income requirement to the extent such income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF or inclusions of subpart F income and Net CFC Tested Income during the RIC’s taxable year with respect to which no distribution is received would be qualifying income for the 90% gross income requirement. The U.S. Treasury, however, has issued regulations that treat such income as qualifying for purposes of the 90% gross income requirement, provided the income is derived with respect to a corporation’s business of investing in stock, securities or currencies.

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s ability to pay dividends may prevent it from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject it to the 4% excise tax.

Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and (ii) other requirements relating to its status as a RIC, including the asset diversification requirements. If the Fund disposes of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or to reduce or eliminate the 4% excise tax, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

Even if the Fund is authorized to borrow funds and/or to sell assets in order to satisfy distribution requirements, under the 1940 Act, it is not permitted to make cash distributions to its Stockholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to the 4% excise tax.

Some of the income that the Fund might otherwise earn, such as income recognized in a workout or restructuring of a portfolio investment, may cause the Fund not to satisfy the 90% gross income requirement. To manage the risk that such income might disqualify the Fund as a RIC as a result of the Fund failing to satisfy the 90% gross income requirement, one or more of the Fund’s subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax (and possible state or local tax) on their earnings, which ultimately will reduce the yield to Stockholders on such income and fees.

Failure to Qualify as a RIC

If the Fund were to fail to qualify for treatment as a RIC, and relief is not available as discussed above, the Fund would be subject to tax on all of its taxable income at regular corporate rates, and it would not be able to deduct distributions to Stockholders. Distributions would generally be taxable to Stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate U.S. Stockholders (as defined below) (subject to certain limitations) to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Stockholders (as defined below) would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, it would be required to recognize gain to the extent of any unrealized appreciation in its assets recognized during the succeeding five-year period unless it made a special election to pay corporate-level tax on such built-in gains under the deemed-sale rules immediately before requalification. The Fund’s qualification and taxation as a RIC depends upon its ability to satisfy, on a continuing basis, through actual, annual operating results, various distribution, income- and asset-related requirements, and other requirements imposed under the Code. No assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate-level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may become impossible or impracticable.

Dividend Reinvestment Plan

As discussed under “Distributions” in the Prospectus, the timing and amount of our future dividends, if any, will be determined by the Board. In the event that the Fund makes distributions on its Shares, such distributions (net of any applicable U.S. federal withholding tax thereon) will automatically be reinvested into additional Shares pursuant to the Fund’s DRIP unless a Stockholder elects to instead receive cash distributions. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Stockholders who receive distributions in the form of Shares are subject to the same federal, state and local tax consequences as are Stockholders who elect to receive their distributions in cash. More specifically, under the DRIP, a Stockholder will be taxed upon the reinvested amounts as if such Stockholder actually received the distribution in cash and then reinvested the cash in Shares. The tax consequences of the receipt of distributions are discussed below in “Taxation of U.S. Stockholders” and “Taxation of Non-U.S. Stockholders.” A Stockholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable to the Stockholder. Any Shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the Shares are credited to the U.S. Stockholder’s account.

Taxation of U.S. Stockholders

As used herein, the term “U.S. Stockholder” means a beneficial owner of Shares that is, for U.S. federal tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Prospective investors that are not U.S. Stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in the Shares, including the potential application of U.S. withholding taxes.

Taxation of Distributions

Distributions the Fund pays on Shares from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to U.S. Stockholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends-received deduction available to certain “C” corporations, but only to the extent that the Fund’s income consists of certain qualifying dividend income from U.S. corporations and (ii) in the case of U.S. noncorporate Stockholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund earns qualified dividend income (generally, dividend income from taxable U.S. resident corporations and certain qualified foreign corporations). There can be no assurance as to what portion of the Fund’s distributions will be eligible for the corporate dividends-received deduction or for the reduced rates applicable to qualified dividend income. It is anticipated that distributions paid by the Fund generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income.

Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a U.S. Stockholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. Stockholder.

If the Fund retains any net capital gain, it may designate the retained amounts as undistributed capital gain in a notice to U.S. Stockholders. If a designation is made, a U.S. Stockholder would include in income, as long-term capital gain, its proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for its proportionate share of the corporate tax paid by the Fund. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for its share of the taxes the Fund paid. In addition, the tax basis of the Shares owned by a U.S. Stockholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Stockholder’s income as long-term capital gain and (ii) the U.S. Stockholder’s proportionate share of the corporate tax paid by the Fund.

Dividends and other taxable distributions are taxable to the U.S. Stockholders even if they are reinvested in additional Shares. The Fund has the ability to declare a large portion of a dividend in Shares. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. Stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even if most of the dividend was paid in Shares.

If the Fund pays a U.S. Stockholder a dividend in January that was declared in the previous October, November or December to Stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by the Fund and received by a U.S. Stockholder on December 31 of the year in which the dividend was declared.

Sale or Other Disposition of Shares

A U.S. Stockholder will recognize gain or loss on the sale or exchange of the Shares in an amount equal to the difference between the U.S. Stockholder’s adjusted basis in the Shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a U.S. Stockholder on the sale or other disposition of the Shares will result in capital gain or loss, and will result in a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of the Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends-received (including amounts credited as an undistributed capital gain dividend) by a U.S. Stockholder. A loss realized on a sale or exchange of the Shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Non-corporate U.S. Stockholders with income in excess of certain thresholds are, in general, subject to an additional 3.8% surtax on their “net investment income,” which ordinarily includes taxable distributions from the Fund and taxable gain on the disposition of the Shares.

Information Reporting and Backup Withholding

Distributions in respect of the Shares and gross proceeds from the disposition of the Shares are generally subject to information reporting, unless a U.S. Stockholder is an exempt recipient. The Fund (or another applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions or such gross proceeds to any non-corporate U.S. Stockholder (i) who fails to furnish the Fund (or the other withholding agent) with a correct taxpayer identification number or a certificate that such U.S. Stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund (or the other withholding agent) that such U.S. Stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under the backup withholding rules is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability and may entitle such U.S. Stockholder to a refund, provided that proper information is timely provided to the IRS.

Under U.S. Treasury Regulations, if a U.S. Stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Stockholder or $10 million or more for a corporate U.S. Stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. Stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. U.S. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

U.S. Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

Taxation of Non-U.S. Stockholders

As used herein, the term “Non-U.S. Stockholder” means a beneficial owner of Shares that is, for U.S. federal tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to tax as expatriates;

•	a foreign corporation; or

•	a foreign estate or trust.

A “Non-U.S. Stockholder” does not include a non-resident alien individual who is present in the United States for 183 days or more in the taxable year of disposition. Such an individual is urged to consult his or her own tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of Shares.

Whether an investment in the Shares is appropriate for a Non-U.S. Stockholder will depend upon that Non-U.S. Stockholder’s particular circumstances. An investment in the Shares by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisors before investing in the Shares.

Taxation of Distributions, Sale or Other Disposition of Shares

Distributions of ordinary income dividends to Non-U.S. Stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits. Different tax consequences may result if the Non-U.S. Stockholder is engaged in a trade or business in the United States (and, if required by an applicable income tax treaty, such Non-U.S. Stockholder conducts such trade or business through a permanent establishment in the United States). Special certification requirements apply to a Non-U.S. Stockholder that is a foreign trust, and such entities are urged to consult their tax advisors.

In general, no U.S. withholding taxes will be imposed on dividends paid by RICs to Non-U.S. Stockholders to the extent dividends are designated as “interest-related dividends” (and the Non-U.S. Stockholder does not own 10% or more, actually or constructively, of the underlying payor of the interest, by vote), or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a Non-U.S. Stockholder, and that satisfy certain other requirements. No assurance can be given that the Fund will distribute any interest-related or short-term capital gain dividends. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of any of the Fund’s distributions as “interest-related dividends” or “short-term capital gain dividends.”

Actual or deemed distributions of the Fund’s net capital gain to a Non-U.S. Stockholder, and gain recognized by a Non-U.S. Stockholder upon the sale of the Shares, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States).

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Stockholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale of the Shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the Shares may not be appropriate for certain Non-U.S. Stockholders.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on Shares. A Non-U.S. Stockholder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting in respect of the payment of proceeds from a sale or other disposition of Shares and backup withholding on dividends or on the payment of proceeds from a sale or other disposition of Shares. Compliance with the certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid backup withholding as well. Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against the Non-U.S. Stockholder’s U.S. federal income tax liability and may entitle the Non-U.S. Stockholder to a refund, provided that the required information is timely furnished to the IRS.

FATCA

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any payments of U.S.-source dividends and the gross proceeds from the sale or other disposition of securities, such as the Shares, that can generate U.S.-source dividends or other U.S.-source “fixed or determinable annual or periodical” income to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies. An intergovernmental agreement between the United States and the non-U.S. entity’s jurisdiction may modify these requirements. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). The U.S. Treasury has released proposed regulations which, if finalized in their present form, would eliminate the application of the FATCA withholding tax to the gross proceeds of a sale or other disposition of the Shares. In its preamble to such proposed regulations, the U.S. Treasury stated that taxpayers may generally rely on the proposed regulations until final regulations are issued. An investor should consult its tax advisors regarding the effects of FATCA on its investments in the Shares, and the possible impact of these rules on the entities through which such investor holds the Shares, including, without limitation, the process and deadlines for meeting the applicable requirements to prevent the imposition of the FATCA withholding tax.

Custodian and Administrator

The Fund has engaged [●] to serve as the Fund’s custodian and [●] to serve as the Fund’s administrator. Under the [custody agreement], the Custodian holds the Fund’s assets in compliance with the 1940 Act. Under the [fund servicing agreement], the Administrator provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services, and preparing certain regulatory filings. The Custodian’s principal business address is [●]. The Administrator’s principal business address is [●].

For its services as the Fund’s administrator, the Fund pays the Administrator [an annual] fee based upon [a percentage of the average net assets of the Fund, subject to a minimum annual fee, as well as certain fixed fees and expenses].

For its services as the Fund’s custodian, the Fund pays the Custodian [an annual] fee based upon, among other things, [the average daily market value of all long securities and cash held in the Fund’s portfolio, plus certain charges for portfolio transactions].

Transfer Agent, Dividend Paying Agent and Registrar

[●], whose principal business address is [●], serves as the Fund’s transfer agent, dividend paying agent and registrar.

Available Information

The Fund has filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act with respect to the Fund’s Shares offered by this Prospectus. The registration statement contains additional information about the Fund and the Fund’s Shares being offered by this Prospectus.

Upon completion of this offering, the Fund will file with or submit to the SEC annual and semi-annual reports, proxy statements, and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by the Fund with the SEC which are available on the SEC’s internet site at http://www.sec.gov. Copies of these reports proxy and information statements and other information may be obtained, after paying any duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If applicable, the Fund will furnish to Stockholders as soon as practicable after the end of each taxable year information on IRS Form 1099-DIV or IRS Form 1042-S, as applicable, to assist Stockholders in preparing their tax returns.

Fiscal Year

The Fund’s fiscal year for accounting purposes is the 12-month period ending on [●] and its taxable year is the period ending on [●].

Independent Registered Public Accounting Firm

[●] serves as the independent registered public accounting firm of the Fund. Its principal business address is [●].

Legal Counsel

Davis Polk & Wardwell LLP, 1050 17th Street, NW, Washington, D.C. 20036, serves as legal counsel to the Fund. Venable LLP serves as Maryland counsel to the Fund. No attorney-client relationship exists, however, between Davis Polk & Wardwell LLP, or Venable LLP, and any other person solely by reason of such other person investing in the Fund.

[●] serves as counsel to the Underwriter[s].

Privacy Notice

Facts

FACTS	WHAT DOES SPACECORP DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: Social Security number or taxpayer identification number; name, address and contact information; account balances and transaction history; and wire transfer instructions. When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information and the reasons SpaceCorp chooses to share.

Reasons we can share your personal information

Reasons we can share your personal information	Does SpaceCorp share?
For our everyday business purposes, such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes, to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates' everyday business purposes, information about your transactions and experiences	No
For our affiliates' everyday business purposes, information about your creditworthiness	No
For our affiliates to market to you	No
For nonaffiliates to market to you	No

Questions?

Questions?	Visit www.futurecorpam.com

Who we are

Who is providing this notice?	SpaceCorp FutureCorp Asset Management LLC

What we do

What we do
How does SpaceCorp protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does SpaceCorp collect my personal information?	We collect your personal information, for example, when you buy or sell shares of the Fund, provide account information to our transfer agent, enroll in the Fund's dividend reinvestment plan, or give us your contact information. We also collect your personal information from others, such as your broker, bank or other financial intermediary.
Why can't I limit all sharing?	Federal law gives you the right to limit only sharing for affiliates' everyday business purposes relating to information about your creditworthiness, affiliates from using your information to market to you, and sharing for nonaffiliates to market to you. State laws and individual companies may give you additional rights to limit sharing.

Definitions

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include FutureCorp LLC and its subsidiaries, including FutureCorp Asset Management LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. SpaceCorp does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. SpaceCorp does not jointly market.

Other important information

Other important information
Other state law rights	Depending on your state of residence, you may have additional rights with respect to your personal information. See futurecorpam.com for further information, or contact us at investor@futurecorpam.com.
Vermont residents	We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

This Privacy Notice is not part of the Prospectus.

PRELIMINARY PROSPECTUS

[●] Shares

[●]

Common Stock

$[●] per share

[●]

PRELIMINARY PROSPECTUS

[●]

Through and including [●] (the 25th day after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

The information in this preliminary Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion. Dated October 27, 2026

SpaceCorp

Statement of Additional Information

SpaceCorp (the “Fund”) is a newly organized Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an externally managed, non-diversified, closed-end investment company with limited operating history. This Statement of Additional Information (“SAI”) relating to the Fund’s shares of common stock, par value $0.001 per share (the “Shares” or “common stock”), does not constitute a prospectus but should be read in conjunction with the Fund’s prospectus relating thereto dated [●] (the “Prospectus”). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling [●], by writing to the Fund at 8605 Santa Monica Blvd., #54207, West Hollywood, California 90069 or by visiting [●]. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the 1940 Act or other applicable law include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

The Fund

The Fund is a newly organized Maryland corporation formed on October 5, 2026 and is registered under the 1940 Act as a non-diversified, closed-end investment company. The Fund has limited operating history. The Fund’s Shares are expected to be listed, subject to official notice of issuance, on the New York Stock Exchange (“NYSE”) under the symbol “SPC.”

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental policies of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) without the approval of holders of the Fund’s Shares (“Stockholders”) and on prior notice to Stockholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Under its fundamental restrictions:

1.	Senior Securities: The Fund may issue senior securities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	Underwriting: The Fund may engage in the business of underwriting the securities of other issuers to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	Borrowing: The Fund may borrow money to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	Real Estate: The Fund may purchase or sell real estate to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	Concentration: The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, except that the Fund will concentrate its investments in companies operating in one or more industries within the following sectors: Industrials, Energy, Materials, Utilities, Communication Services and Information Technology.

1

7.	Lending: The Fund may make loans to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without Stockholder approval.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4 under the 1940 Act. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s Shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

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With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange-traded funds (“ETFs”) that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry.

With respect to the Fund’s industry classifications in the fundamental policy relating to concentration set forth above, the policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The Fund may utilize any one or more of the industry used by one or more widely recognized market indexes or rating group indexes, and/or as defined by FutureCorp Asset Management LLC (the “Adviser”). As of the date of this SAI, the Fund determines an issuer’s industry or group of industries by reference to its classification under the Global Industry Classification Standard (“GICS”). Accordingly, the composition of an industry or group of industries may change from time to time. The investment restrictions and other policies described herein do not apply to special purpose vehicles (“SPVs”), venture funds and private equity funds, limited liability companies, limited partnerships, pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and other vehicles (each, a “Private Vehicle”). The Fund will, however, consider the investments held by Private Vehicles, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

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Non-Fundamental Policies

All other investment policies of the Fund are considered non-fundamental and, along with the Fund’s investment objective, which is also non-fundamental, may be changed by the Board without prior approval of the Fund’s Stockholders.

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in “Space Investments.” For purposes of this policy, the Fund considers “Space Investments” to include, without limitation: (i) companies involved in the design, manufacture, launch, operation or servicing of launch vehicles, satellites, spacecraft and related ground infrastructure; space-based communications, positioning, navigation and timing, earth observation, remote sensing and data services; in-space manufacturing, logistics, servicing and habitation; or defense, national security and dual-use space applications; (ii) companies that supply components, subsystems, materials, software or services used by, or designed for, companies described in clause (i); and (iii) companies that, based on the company’s publicly disclosed plans, committed capital or contracts, the Adviser expects to expand into the Space Economy. “Space Investments” can include equity, equity-linked securities, debt securities and other interests of companies that invest in the Space Economy, including interests in private investment funds and special purpose vehicles that invest in the Space Economy, in each case where the Adviser determines that such investment is consistent with the Fund’s 80% policy. The Fund’s 80% policy with respect to investments in Space Investments is not fundamental and may be changed by the Board without Stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Portfolio Turnover

While the Adviser pursues a long-term investment strategy and does not typically engage in short-term trading in the shares of portfolio companies in which it invests, portfolio turnover generally involves some expense to the Fund, including finders, placement, brokerage, or other similar fees (or an allocable portion thereof) and other transaction costs on the sale of securities and reinvestment in other securities. The Fund’s portfolio turnover rate may vary from year to year. Higher portfolio turnover may decrease the investment return to individual investors in the Fund.

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Investment Practices, Techniques and Risks

The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” and does not, by itself, present a complete explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” for a complete presentation of the matters disclosed below.

The Fund intends to invest in a variety of investment types and expects to employ a number of investment strategies and techniques. The Fund may make other investments and engage in other types of strategies or techniques, to the extent consistent with its investment objective and strategies and except where otherwise prohibited by applicable law or the Fund’s own investment restrictions, as set forth in this Prospectus.

The discussion below provides additional information about certain of the investments, investment techniques, and investment strategies that the Adviser may use in managing the Fund as well as the risks associated with such investments, investment techniques, and investment strategies. The investments, investment techniques, and investment strategies as well as the risks associated with such investments, investment techniques, and investment strategies are presented below in alphabetical order to facilitate readability, and their order does not imply that the Fund prioritizes one investment, investment technique, or investment strategy over another nor does it imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The information below supplements the discussion of the principal investment strategies and principal risks contained in the Fund’s Prospectus, but does not describe every type of investment, investment technique, investment strategy, factor, or other consideration that the Fund may take into account nor does it describe every risk to which the Fund may be exposed.

The Fund may use any or all of these investment types, investment techniques, or investment strategies at any one time, and the fact that the Fund may use an investment type, investment technique, or investment strategy does not mean that it will be used.

Artificial Intelligence: Artificial intelligence or “AI” refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence. Generative artificial intelligence is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the generative artificial intelligence model or tool to produce output. In addition, some software uses generative artificial intelligence to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The Adviser may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Fund’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is neither possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Adviser, the Fund or its investments to utilize artificial intelligence in the manner it has to date, and may have an adverse impact on the ability of the Adviser, or the Fund or its investments to continue to operate as intended.

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AI and machine learning technologies (collectively, “AI Technologies”) have the potential to result in significant and disruptive changes in companies, sectors or industries, including those in which the Fund invests, and any such changes could render the Adviser’s underwriting models obsolete or create new and unpredictable operational, legal and/or regulatory risks. The Adviser expects to use AI Technologies in connection with its own operations and its investment, reporting and other activities with respect to the Fund and its portfolio companies, and the costs of AI Technologies relating to the Fund and its activities, including service provider costs and the Adviser’s costs of developing its own AI Technologies for the benefit of the Fund and/or its portfolio companies, will generally be borne by the Fund and/or such portfolio companies.

AI Technologies are generally highly reliant on the collecting and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI Technologies use to operate. Certain data in AI Technologies potentially will contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of such AI Technologies. Even where AI Technologies are utilizing accurate data, they may, nonetheless, output results that contain, in whole or in part, inaccurate information, which may be difficult or impossible to identify, and it may be difficult or impossible to modify such AI Technologies to eliminate these occurrences. Additionally, the ongoing development, maintenance and operation of AI Technologies is expensive and complex, and may involve unforeseen difficulties including material performance problems and undetected defects or errors. Any such inaccuracies or errors could have adverse impacts on the operations and/or performance of the Adviser, the Board, the Fund and/or its portfolio companies. In addition, use of AI Technologies poses various risks related to confidentiality, privacy and cybersecurity. Adviser personnel also could utilize AI Technologies in contravention of any policies, confidentiality agreements or applicable law. Any of such risks or misuse could have an adverse effect on the Adviser, the Board, the Fund and/or its portfolio companies. To the extent competitors of the Adviser, the Board, the Fund and/or its portfolio companies make more efficient or extensive use of AI Technologies, there is a possibility that such competitors will gain a competitive advantage. Additionally, the Adviser, the Board, the Fund and its portfolio companies could be further exposed to the risks of AI Technologies if third-party service providers or any counterparties, whether or not known to the Board, use AI Technologies in their business activities. The Adviser will not be able to control the use of AI Technologies in third-party products or services. AI Technologies and their applications, including in the financial sector, continue to develop rapidly, and it is impossible to predict the future risks that have the potential to arise from such developments. In addition, many jurisdictions have passed or are considering laws and regulations concerning AI Technologies, the impact of which is unknown. Any of the foregoing factors could have a material and adverse effect on the Adviser, the Board, the Fund and/or its portfolio companies.

Bank Instruments: Bank instruments include certificates of deposit (“CDs”), fixed-time deposits, and other debt and deposit-type obligations (including promissory notes that earn a specified rate of return) issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank. Bank instruments may be structured as fixed-, variable- or floating-rate obligations.

CDs typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of non-U.S. banks. Eurodollar certificates of deposit are CDs issued by non-U.S. banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the Secured Overnight Financing Rate. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A fixed-time deposit is a bank obligation payable at a stated maturity date and bearing interest at a fixed rate. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is generally no market for such deposits. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

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Certain bank instruments, such as some CDs, are insured by the Federal Deposit Insurance Corporation (the “FDIC”) up to certain specified limits. Many other bank instruments, however, are neither guaranteed nor insured by the FDIC or the U.S. government. These bank instruments are “backed” only by the creditworthiness of the issuing bank or parent financial institution. U.S. and non-U.S. banks are subject to different governmental regulation. They are subject to the risks of investing in the particular issuing bank and of investing in the banking and financial services sector generally. Certain obligations of non-U.S. banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a non-U.S. jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) non-U.S. deposits may be seized or nationalized; (v) non-U.S. governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning non-U.S. banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ (including those that are less stringent) from those applicable to U.S. banks. Non-U.S. banks generally are not subject to examination by any U.S. government agency or instrumentality.

Borrowing: Borrowing may result in leveraging of the Fund’s assets. This borrowing may be secured or unsecured. Borrowing, like other forms of leverage, will tend to exaggerate the effect on the net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may engage in other transactions that may have the effect of creating leverage in the Fund’s portfolio, including, by way of example, reverse repurchase agreements, dollar rolls, and derivatives transactions. The Fund will generally not treat such transactions as borrowings of money.

Cash Equivalents and Short-Term Debt Securities: For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, cash equivalents, funds, including money market funds or related instruments, broadly syndicated term loans, short-term debt securities, other fixed income investments, and/or other investment companies (including ETFs) (“Liquid Assets”). Short-term debt securities are defined to include, without limitation, the following:

•	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration (the “FHA”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association (“GNMA”), the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“FNMA”), the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC.

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•	Repurchase agreements, which involve purchases of debt securities.

•	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and maturing within one year of the date of purchase or carry a variable or floating rate of interest.

Commercial Paper: Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper may consist of U.S. dollar- or foreign currency-denominated obligations of U.S. or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Section 4(a)(2) commercial paper is commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the U.S. federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.

Commodities: The Fund may gain exposure to commodity markets by investing in commodity-related instruments. Such instruments include, (i) commodity-linked derivatives such as futures contracts and options, that are designed to provide the Fund with exposure to the commodities market without necessarily investing directly in physical commodities; and (ii) exchange-traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. Commodity values may be highly volatile, and may decline rapidly and without warning. The values of commodity-related instruments will typically be substantially affected by changes in the values of their underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Complex Capital Structures of Venture-Backed Companies: Venture-backed private companies typically have complex capital structures that include multiple classes and series of common and preferred stock, convertible notes, SAFEs (as defined below), warrants, options and debt. Each class or series may carry different liquidation preferences, conversion terms, anti-dilution protections, dividend rights, voting rights, redemption rights and protective provisions, and later financing rounds are often senior to, or carry more favorable terms than, earlier rounds. As a result, the amount the Fund receives in a sale, merger, liquidation or other exit may differ significantly from the amount implied by the company’s most recent financing valuation, and holders of junior classes, including common stock, may receive little or nothing even when senior classes are repaid in full. Information about a private company’s capitalization, including its capitalization table and the terms of each class or series, may be difficult to obtain, may be incomplete or out of date and may not be verifiable. If the Adviser misjudges the rights of the securities the Fund holds, or the rights of securities senior to them, the Fund may lose some or all of its investment. A company’s capital structure may also change after the Fund invests, including through down rounds, recapitalizations, pay-to-play provisions and conversions, any of which may dilute or subordinate the Fund’s position.

Convertible Securities: Convertible securities are securities that combine the investment characteristics of debt instruments and common stocks. Convertible securities typically consist of debt instruments or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt instruments with warrants or common stock attached and derivatives combining the features of debt instruments and equity securities. Other convertible securities with additional or different features and risks may become available in the future. Convertible securities involve risks similar to those of both debt instruments and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt instruments of the issuer.

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The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt instrument). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like a nonconvertible debt instrument or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a debt instrument, and the price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to greater levels of credit risk and liquidity risk.

Contingent Convertible Securities (“CoCos”): CoCos are a form of hybrid debt instrument. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a predetermined trigger event affecting the issuer occurs. CoCos are either convertible into equity at a predetermined share price or written down if a pre-specified trigger event occurs. Trigger events vary by individual security and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time, and certain regulatory events. CoCos are subject to credit, interest rate, high-yield securities, foreign investments and market risks associated with both debt instruments and equity securities. In addition, CoCos have no stated maturity and have fully discretionary coupons. If the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder’s rights will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy proceeding.

Corporate Debt Instruments: Corporate debt instruments are long and short-term debt instruments typically issued by businesses to finance their operations. Corporate debt instruments are issued by public or private issuers, as distinct from debt instruments issued by a government or its agencies. The issuer of a corporate debt instrument typically has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The broad category of corporate debt instruments includes debt issued by U.S. or non-U.S. issuers of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt instruments may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. Because of the wide range of types and maturities of corporate debt instruments, as well as the range of creditworthiness of issuers, corporate debt instruments can have widely varying risk/return profiles.

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Corporate debt instruments carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt instrument is unable to pay interest or repay principal when it is due. Some corporate debt instruments that are rated below investment grade (commonly referred to as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt instruments. The credit risk of a particular issuer’s debt instrument may vary based on its priority for repayment. For example, higher-ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of higher-ranking senior debt instruments may receive amounts otherwise payable to the holders of more junior securities. The market value of corporate debt instruments may be expected to rise and fall inversely with interest rates generally. In general, corporate debt instruments with longer terms tend to fall more in value when interest rates rise than corporate debt instruments with shorter terms. The value of a corporate debt instrument may also be affected by supply and demand for similar or comparable securities in the marketplace. Fluctuations in the value of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in NAV. Corporate debt instruments generally trade in the over-the-counter (“OTC”) market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.

Depositary Receipts: Depositary receipts are typically trust receipts issued by a U.S. bank or trust company that evince an indirect interest in underlying securities issued by a foreign entity, and are in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

Generally, ADRs are publicly traded on a U.S. stock exchange or in the OTC market, and are denominated in U.S. dollars. The depositaries are usually a U.S. financial institution, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be traded in any public or private securities markets in U.S. dollars or other currencies and generally represent securities held by institutions located anywhere in the world. For GDRs, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer.

EDRs are generally issued by a European bank and traded on local exchanges.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Holders of unsponsored depositary receipts, which are created independently of the issuer of the underlying security, generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. As a result, available information concerning the issuer of an unsponsored depositary receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

In addition, a depositary or issuer may unwind its depositary receipt program, or the relevant exchange may require depositary receipts to be delisted, which could require the Fund to sell its depositary receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary receipts also may be subject to illiquidity risk, and trading in depositary receipts may be suspended by the relevant exchange.

ADRs, GDRs and EDRs are subject to many of the same risks associated with investing directly in foreign issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities it will be subject to the currency risk of both the investment in the depositary receipt and the underlying securities. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

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Derivative Instruments: Derivatives are financial contracts whose values change based on changes in the values of one or more underlying assets or the difference between underlying assets. Underlying assets may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Examples of derivative instruments include swap agreements, forward commitments, futures contracts, and options. Derivatives may be traded on contract markets or exchanges, or may take the form of contractual arrangements between private counterparties. Investing in derivatives involves counterparty risk, particularly with respect to contractual arrangements between private counterparties. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives typically involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the United States and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause changes in the use of derivatives, or otherwise adversely affect the use of derivatives.

Certain derivative transactions require margin or collateral to be posted to and/or exchanged with a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, whether directly or through a segregated custodial account. If an entity holding the margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations due to financial difficulties, there could be delays and/or losses in liquidating open positions purchased or sold through such entity and/or recovering amounts owed, including a loss of all or part of its collateral or margin deposits with such entity.

Some derivatives may be used for “hedging,” meaning that they may be used when the Adviser seeks to protect investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the Adviser seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of portfolio investments; and/or to enhance return. However, when derivatives are used, their successful use is not assured and will depend upon the Adviser’s ability to predict and understand relevant market movements.

Derivatives Regulation: The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the “EU”), the United Kingdom (the “UK”), and certain other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect derivatives transactions with a counterparty organized in, or otherwise subject to, the EU’s or other jurisdiction’s derivatives regulations. Clearing rules and other rules and regulations could, among other things, restrict a registered investment company’s ability to engage in, or increase the cost of, derivatives transactions, for example, by eliminating the availability of some types of derivatives, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements may expose investors to different kinds of costs and risks. For example, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies (such as the termination of transactions, netting of obligations and realization on collateral) could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the liabilities of counterparties who are subject to such proceedings in the EU and the UK could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail-in”).

Additionally, U.S. regulators, the EU, the UK, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations have had a material impact on the use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a registered investment company and its counterparties and in certain cases increase the amount of margin required. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.

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The SEC has adopted rules that require managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the rules, the SEC will publicly disclose aggregated short position information on a monthly basis. The SEC has also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the EU and the UK) where the Fund may trade have reporting requirements. If the Fund's short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). If the SEC or regulatory authorities in other jurisdictions were to adopt additional restrictions regarding short sales, they could restrict the Fund's ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund's ability to generate returns. See also “Risks of transactions in futures contracts and related options” for more information.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Private Vehicles that can be drawn at the discretion of the Private Vehicle’s general partner, manager or equivalent). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Private Vehicles, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Private Vehicle as the trade date for determining whether the purchase of the Private Vehicle qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

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General Limitations on Certain Futures, Options and Swap Transactions: The Adviser, with respect to the Fund, will file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the CFTC and the NFA, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Digital Assets: The Fund expects that any digital assets it holds will consist primarily of U.S. dollar-denominated stablecoins and other digital assets held as stores of value within its cash reserves, rather than speculative digital assets. The further development and acceptance of digital assets is subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of digital assets may adversely affect the Fund. The use of digital assets to, among other things, buy and sell goods and services, or to serve as the basis for other digital assets to facilitate transactions or services (including DeFi financial transactions), is part of the new, experimental and rapidly evolving digital asset industry. The growth of this industry is subject to a high degree of uncertainty. The factors affecting the further growth and development of this industry include, but are not limited to:

•	continued worldwide growth in the adoption and use of digital assets;

•	government and quasi-government regulation of digital assets and their use, or restrictions on or regulation of access to and operation of digital asset networks;

•	changes in consumer demographics and public tastes and preferences;

•	the maintenance and development of the open-source software protocol of the digital asset networks;

•	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;

•	the further development of “second-layer” applications and scaling solutions; and

•	general economic conditions and the regulatory environment relating to digital assets, and negative consumer or public perception of digital assets.

Digital assets are loosely regulated and there is no central marketplace for digital asset exchange. Supply is typically determined by a computer code, foundations or groups of developers or users, not by a central bank, and prices can be extremely volatile. Additionally, exchanges may suffer from operational issues, such as delayed execution, that could have an adverse effect on a fund. Digital asset exchanges have been closed due to fraud, failure or security breaches. Any of the Fund’s assets that reside on an exchange that shuts down or suffers a breach may be lost.

Several factors may affect the price of digital assets, including, but not limited to: supply and demand, investors’ expectations with respect to the rate of inflation, interest rates, currency exchange rates or future regulatory measures (if any) that restrict the trading of digital assets or the use of digital assets as a form of payment. There is no assurance that digital assets will maintain their long-term value in terms of purchasing power in the future, or that acceptance of digital asset payments by mainstream retail merchants and commercial businesses will continue to grow.

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Digital assets are created, issued, distributed, transmitted, secured and stored according to protocols run by computers in the digital asset networks—decentralized networks of computers that operate on cryptographic protocols. No single entity owns or operates a digital asset network, the infrastructure of which is collectively maintained by a decentralized user base. It is possible these protocols have undiscovered flaws which could result in the loss of assets held by the Fund. There may also be network-scale attacks against these protocols, that could result in the loss of assets held by the Fund. Some assets held by the Fund may be created, issued, distributed, transmitted, secured or stored using experimental cryptography which could have underlying flaws. Advancements in quantum computing could break the cryptographic rules of protocols which support the digital assets held by the Fund. There are no guarantees about the reliability of the protocol or cryptography used to create, issue, distribute, transmit, secure or store digital assets held by the Fund.

Emerging Markets Investments: Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment activity as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to a base currency. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Investing through Stock Connect: The Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Share”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of the PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. PRC regulations require that the Fund, if it wishes to sell its China A-Shares, pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the Fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the China A-Shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Adviser to effectively manage the Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Stock Connect trades are settled in Renminbi (“RMB”), the official currency of the PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Equity-Linked Notes: An equity-linked note (“ELN”) is an investment whose value is based on the value of a single equity security, a basket of equity securities, or an index of equity securities (each, an “underlying equity”). Generally, when purchasing an ELN, the Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying equity plus a commission. Upon the maturity of the ELN, the Fund generally is entitled to receive the par value plus a return based on the appreciation of the underlying equity. If the underlying equity has depreciated in value or if the price fluctuates outside of a preset range, depending on the type of ELN in which the Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.

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ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly, or semiannually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying equity); limitations on the appreciation potential of the underlying equity by a maximum payment or call right; and different protection levels on the Fund’s principal investment. In addition, when the underlying equity is foreign securities or indices, an ELN may be priced with or without currency exposure. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying equity, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.

An ELN may provide interest income, thereby offering a yield advantage over investing directly in the underlying equity. ELNs also may enable the Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying equity is correctly anticipated. The Fund’s successful use of ELNs will usually depend on the Adviser’s ability to accurately assess the terms of the ELN and forecast the credit quality of the issuer and the movements in the value of the underlying equity. Should the prices of the underlying equity move in an unexpected manner, the Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

In addition, an investment in an ELN possesses the risks associated with the underlying equity, such as management risk, market risk, and as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. An ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the value of the ELN, regardless of the price of the underlying equity.

The Fund may also experience liquidity issues when investing in ELNs. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. The market for those ELNs that are exchange traded may be thinly traded and no assurance of liquidity is provided.

ELNs may exhibit price behavior that does not correlate with the underlying equity. In addition, the performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying equity. As the holder of an ELN, the Fund generally has no rights to the underlying equity, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument is factored into the pricing and valuation of the underlying equity at inception.

Europe: European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the Economic and Monetary Union of the European Union (the “EMU”) and, in the latter case, the reversion of those countries to their national currencies. Defaults by EMU member countries on sovereign debt, as well as any future discussions about exits from the EMU, may negatively affect the Fund’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally.

Floating or Variable Rate Instruments: Variable and floating rate instruments are a type of debt instrument that provides for periodic adjustments in the interest rate paid on the instrument. Variable rate instruments provide for the automatic establishment of a new interest rate on set dates, while floating rate instruments provide for an automatic adjustment in the interest rate whenever a specified interest rate changes. Variable rate instruments will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

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There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate instruments are structured with liquidity features such as: (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries; or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt instruments (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such instruments. As a result, variable or floating rate instruments that include market-dependent liquidity features may lose value and the holders of such instruments may be required to retain them for an extended period of time or indefinitely.

Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate instruments than on the market value of comparable debt instruments. Thus, investing in variable and floating rate instruments generally allows less potential for capital appreciation and depreciation than investing in comparable debt instruments.

Foreign (Non-U.S.) Currencies: Investments in issuers in different countries are often denominated in foreign currencies. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of investments denominated in those currencies. Investments may be made in currency exchange contracts or other currency-related transactions (including derivatives transactions) to manage exposure to different currencies. Also, these contracts may reduce or eliminate some or all of the benefits of favorable currency fluctuations. The values of foreign currencies may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of portfolio investments. Some foreign countries have managed currencies, which do not float freely against the U.S. dollar.

Foreign (Non-U.S.) Investments: Investments in non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in U.S. issuers. Similar risks may apply to instruments traded on a U.S. exchange that are issued by issuers with significant exposure to non-U.S. countries. The less developed a country’s securities market is, the greater the level of risk. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. instruments are normally denominated and traded in currencies other than the U.S. dollar, the value of the assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and many non-U.S. issuers are not subject to accounting, auditing, and financial reporting standards, regulatory frameworks and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign (non-U.S.) security trading, settlement, and custodial practices (including those involving securities settlement where the assets may be released prior to receipt of payment) are often less well developed than those in U.S. markets, and may result in increased risk of substantial delays in the event of a failed trade or in insolvency of, or breach of obligation by, a foreign broker-dealer, securities depository, or foreign sub-custodian. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, imposition of tariffs or other economic and trade sanctions, entering or exiting trade or other intergovernmental agreements, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the investments in certain non-U.S. countries. In certain foreign markets, an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign (non-U.S.) security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

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Forward Commitments: Forward commitments are contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A forward commitment may be disposed of prior to settlement. Such a disposition would result in the realization of short-term profits or losses.

Payment for the securities pursuant to one of these transactions is not required until the delivery date. However, the purchaser assumes the risks of ownership (including the risks of price and yield fluctuations) and the risk that the security will not be issued or delivered as anticipated. If the Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Forward Currency Contracts: A forward currency contract is an obligation to purchase or sell a specified currency against another currency at a future date and price as agreed upon by the parties. Forward contracts usually are entered into with banks and broker-dealers and usually are for less than one year, but may be renewed. The Fund may hold forward contracts to maturity and make the contemplated payment and delivery, or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund would be able to close out a forward currency contract at a favorable price or time prior to maturity.

Forward currency transactions may be used for hedging purposes. For example, the Fund might sell a particular currency forward if it holds bonds denominated in that currency but the Adviser anticipates, and seeks to protect the Fund against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which the Adviser anticipates purchasing for the Fund.

Hedging against a decline in the value of a currency does not limit fluctuations in the prices of portfolio securities or prevent losses to the extent they arise from factors other than changes in currency exchange rates. In addition, hedging transactions may limit opportunities for gain if the value of the hedged currency should rise. Moreover, it may not be possible to hedge against a devaluation that is so generally anticipated that no contracts are available to sell the currency at a price above the devaluation level it anticipates. The cost of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Forward Purchase Contracts and Other Deferred Delivery Arrangements in Private Company Securities: The Fund may obtain exposure to a private company by entering into a forward purchase contract, prepaid forward contract or similar arrangement with an existing holder of the company’s securities, such as a current or former employee, founder or early investor. Under these arrangements, the Fund generally pays all or most of the purchase price at signing and the holder agrees to deliver the underlying securities, or in some cases their cash value, at a future date. Delivery may be tied to an initial public offering, a business combination with a special purpose acquisition company, a direct listing, a sale or merger of the company, the lapse or waiver of contractual or legal transfer restrictions, the receipt of any required company consent, a specified calendar date, or another event agreed by the parties. Some arrangements give the Fund the right to receive the proceeds of a sale of the underlying securities instead of the securities themselves.

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These arrangements involve significant risks. The Fund generally will not be a holder of record of the underlying securities until delivery, will have no direct relationship with the company, and will not be entitled to vote or receive information or distributions from the company before delivery except as provided in the contract. The Fund will be exposed to the credit, performance and fraud risk of the counterparty, who may be an individual with limited assets, may fail to deliver, may become subject to bankruptcy, divorce, death or other proceedings affecting the securities, or may transfer, pledge or encumber the securities in breach of the contract. The company may not be a party to the arrangement, may treat it as a violation of its transfer restrictions, equity plans or other agreements, may exercise a right of first refusal, repurchase right or other remedy, or may refuse to recognize the Fund’s interest. A corporate event such as a recapitalization, stock split, merger or conversion may complicate or delay settlement. The triggering event may occur much later than expected or may never occur, in which case the Fund may hold an illiquid contractual claim for an extended or indefinite period. Mitigants such as powers of attorney, pledges, escrow arrangements or insurance may not be enforceable or sufficient. See also “Transfer Restrictions, Rights of First Refusal and Similar Rights” below.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an underlying asset at a specific price and time agreed upon when the contract is made. Futures contracts are traded in the U.S. only on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading by the CFTC, and must be executed through a futures commission merchant (also referred to herein as a “broker”) which is a member of the relevant contract market. Futures are subject to the creditworthiness of the futures commission merchant(s) and clearing organizations involved in the transaction.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying asset). For instance, the sale of physically settled futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying asset called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.

Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. See, for example, “Index Futures Contracts” below.

The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying asset. The buyer of a futures contract enters into an agreement to purchase the underlying asset on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying asset on the settlement date and is said to be “short” the contract.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying asset unless the contract is held until the settlement date. The purchaser or seller of a futures contract is required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract’s notional amount. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day an amount of cash equal to the daily change in value of the futures contract is paid or received, called “variation margin.” The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Additional margin may be required by the futures commission merchant.

The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the assets underlying the futures positions it holds.

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Futures can be held until their settlement dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures position under circumstances where the Adviser would not otherwise have done so, resulting in losses.

If the Fund buys or sells a futures contract as a hedge to protect against a decline in the value of a portfolio investment, changes in the value of the futures position may not correlate as expected with changes in the value of the portfolio investment. As a result, it is possible that the futures position will not provide the desired hedging protection, or that money will be lost on both the futures position and the portfolio investment.

Index Futures Contracts: An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities or other assets making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Interest Rate Futures Contracts: An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular interest rate index, debt instrument, or index of debt instruments at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt instrument at a future date at a price set at the time of the contract. Interest rate futures contracts may be bought or sold in an attempt to protect against the effects of interest rate changes on current or intended investments in debt instruments or generally to adjust the duration and interest rate sensitivity of an investment portfolio. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt instruments. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. If interest rates did increase, the value of the debt instruments in the portfolio would decline, but the value of the interest rate futures contracts would be expected to increase, subject to the correlation risks described below, thereby keeping the NAV of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, an interest rate futures contract may protect against the effects of the anticipated rise in the value of long-term bonds until the necessary cash becomes available or the market stabilizes. At that time, the interest rate futures contracts could be liquidated and cash could then be used to buy long-term bonds on the cash market. Similar results could be achieved by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the futures market may be more liquid than the cash market in certain cases or at certain times.

Gold Futures Contracts: A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future sale of a specified amount of gold at a specified date, time, and price. If the Fund purchases a gold futures contract, it becomes obligated to pay for the gold from the seller in accordance with the terms of the contract. If the Fund sells a gold futures contract, it becomes obligated to sell the gold to the purchaser in accordance with the terms of the contract.

Foreign Currency Futures: Currency futures contracts are similar to currency forward contracts (described above), except that they are traded on exchanges (and always have margin requirements) and are standardized as to contract size and settlement date. Most currency futures call for payment in U.S. dollars. A foreign currency futures contract is a standardized exchange-traded contract for the future sale of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange, and have margin requirements.

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At the maturity of a deliverable currency futures contract, the Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Margin Payments: If the Fund purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying asset rises above the contract price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. Conversely, if the price of the underlying asset falls below the contract price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. If an exchange raises margin rates, the Fund would have to provide additional capital to cover the higher margin rates, which could require closing out other positions earlier than anticipated.

If the Fund terminates a position in a futures contract, a final determination of variation margin would be made, additional cash would be paid by or to the Fund, and the Fund would realize a loss or a gain. Such closing transactions involve additional commission costs.

Options on Futures Contracts: Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying assets. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option (or on a specified date, depending on its terms). Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the expiration date suffer a loss of the premium paid.

Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund would be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion on futures contracts. See “Margin Payments” above.

Risks of Transactions in Futures Contracts and Related Options: Successful use of futures contracts is subject to the ability of the Adviser to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the prices of the underlying futures contracts. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

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The use of futures and related options involves the risk of imperfect correlation among movements in the prices of the assets underlying the futures and options, of the options and futures contracts themselves, and, in the case of hedging transactions, of the underlying assets which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast market movements such as movements in interest rates correctly. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. For example, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying asset and futures markets. The margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. The Fund’s futures commission merchant may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

The CFTC, certain foreign (non-U.S.) regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, energy, and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with these speculative limits, unless an exemption applies. Thus, even if the Fund’s holding does not exceed applicable position limits, it is possible that some or all of the positions in client accounts managed by the Adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Adviser may be affected by the sizes of such aggregate positions. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.

High-Yield Securities: High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated below investment grade. Investing in high-yield securities involves special risks in addition to the risks associated with investments in higher rated debt instruments. While investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high-yield securities typically entail greater price volatility as well as principal and income risk. High-yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of higher quality debt instruments.

High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high-yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt instruments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, additional expenses to seek recovery may be incurred.

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The secondary market on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high-yield security could be sold, and could adversely affect daily NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market. When secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Each credit rating agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings. Furthermore, high-yield debt instruments may not be registered under the Securities Act, and, unless so registered, the Fund will not be able to sell such high-yield debt instruments except pursuant to an exemption from registration under the Securities Act. This may further limit the Fund's ability to sell high-yield debt instruments or to obtain the desired price for such securities.

Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind instruments.

Hybrid Instruments: A hybrid instrument may be a debt instrument, preferred stock, depositary share, trust certificate, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of, or all, interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy would be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Risks of Investing in Hybrid Instruments: The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile.

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The return on a hybrid instrument will be reduced by the costs of the swaps, options, or other instruments embedded in the instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in an underlying asset may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in an underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If a hybrid instrument is used as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor. The Fund may be prohibited from transferring a hybrid instrument, or the number of possible purchasers may be limited by applicable law or because few investors have an interest in purchasing such a customized product. Because hybrid instruments are typically privately negotiated contracts between two parties, the value of a hybrid instrument will depend on the willingness and ability of the issuer of the instrument to meet its obligations. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of futures, options on futures, and certain swaps.

Synthetic Convertible Securities: Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt instrument and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

In-Kind Contributions of Portfolio Company Securities: The Fund may, to the extent permitted by the 1940 Act and other applicable law, issue Shares in exchange for securities of private companies or interests in Private Vehicles contributed by investors, rather than for cash. Persons contributing securities in kind may include founders, employees, early investors or other insiders of the issuer, who may have more information about the issuer than the Adviser. The Fund may therefore acquire securities whose value is lower than the Adviser’s assessment at the time of the exchange. Determining the value of contributed securities, and therefore the number of Shares to be issued, involves the same valuation uncertainties that apply to the Fund’s other private investments and may dilute existing Stockholders if contributed securities are overvalued. Contributed securities will be subject to the Fund’s investment policies and restrictions and to the Fund’s valuation procedures. Exchanges involving affiliated persons of the Fund are subject to restrictions under the 1940 Act and may require exemptive relief.

Inflation-Indexed Bonds: Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semi-annual coupon.

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U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that bonds with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these bonds, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these bonds may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy.

Other issuers of inflation-protected bonds include other U.S. government agencies or instrumentalities, corporations, and foreign governments. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected bond resulting from inflation adjustments is considered to be taxable income in the year it occurs. For direct holders of inflation-protected bonds, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, with respect to inflation-protected instruments held by the Fund, both interest income and the income attributable to principal adjustments must currently be distributed to Stockholders in the form of cash or reinvested shares.

Loan Origination: The Fund does not currently originate loans. In the future, and subject to applicable law and the Fund’s investment policies and restrictions, the Fund may originate loans directly to private companies in the Space Economy, including venture loans, growth capital loans and bridge financing, and may acquire such loans from third parties. Any such loans may be secured or unsecured, may be below investment grade or unrated, and may be accompanied by warrants or other equity features. Loan origination would involve risks in addition to those of investing in debt securities generally, including the costs of sourcing, underwriting, documenting and servicing loans; the risk that the Adviser’s credit analysis proves inaccurate; the risk of borrower default and the costs of enforcement and workout; the risk of lender liability and other claims by borrowers or their creditors; and the risk that the Fund or the Adviser may need to obtain licenses or comply with state lending and usury laws. Origination fees, closing fees and similar amounts may be paid to the Fund or, to the extent permitted by applicable law, to the Adviser or its affiliates. The Fund will update its disclosure before commencing a loan origination program.

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Operational Risk: The Fund is exposed to operational risks arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes, and technology or systems failures. The Fund’s investments in private companies and Private Vehicles rely to a significant extent on manual processes, including the review and execution of subscription documents, transfer agreements, side letters and capital call notices, the tracking of capital commitments and distributions, and the recording of ownership through capitalization tables, electronic equity management platforms and issuer confirmations, each of which may be subject to error or delay. The Fund and the Adviser seek to reduce these risks through controls and procedures, but those measures cannot address every possible risk and may be inadequate for the risks that they are intended to address. Operational failures could result in losses to the Fund, errors in the calculation of NAV, regulatory consequences or reputational harm. See also “Cybersecurity Issues” below.

Options: An option gives the holder the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying asset at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying asset of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange-traded options”) or privately negotiated transactions (“OTC options”). Exchange-traded options are standardized with respect to, among other things, the underlying asset, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange-traded options.

All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The value of an OTC option that is not cleared is dependent on the creditworthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular asset to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying asset falls. However, if the underlying asset’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of an underlying asset from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying asset rises. However, if the underlying asset’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying asset with the option writer at the strike price.

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The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular asset at the strike price if the purchaser of the option chooses to exercise it. A call option written on a security or other instrument held by the Fund (commonly known as “writing a covered call option”) limits the opportunity to profit from an increase in the market price of the underlying asset above the exercise price of the option. A call option written on securities that are not currently held by the Fund is commonly known as “writing a naked call option.” During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase income with minimal capital risk. However, when securities prices increase, the Fund would be exposed to an increased risk of loss, because if the price of the underlying asset or instrument exceeds the option’s exercise price, the Fund would suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying asset held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying asset to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt instruments, that the asset may not be available for purchase.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying asset exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying asset, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

If the Fund is the writer of a cleared option, the Fund is required to deposit initial margin. Additional variation margin may also be required. If the Fund is the writer of an uncleared option, the Fund may be required to deposit initial margin and additional variation margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying asset when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying asset at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying asset at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying asset at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying asset in relation to the exercise price of the option, the volatility of the underlying asset and the remaining period to the expiration date.

If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. There can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

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Foreign Currency Options: Put and call options on foreign currencies may be bought or sold either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Index Options: An index option is a put or call option on a securities index or other (typically securities-related) index. In contrast to an option on a security, the holder of an index option has the right to receive a cash settlement amount upon exercise of the option. This settlement amount is equal to: (i) the amount, if any, by which the closing value of the underlying index on the date of the exercise exceeds (in the case of a call) or is below (in the case of a put) the fixed exercise price of the option, multiplied; by (ii) a fixed “index multiplier.” The index underlying an index option may be a “broad-based” index, such as the S&P 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology issuers. A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically. The risks of purchasing and selling index options are generally similar to the risks of purchasing and selling options on securities.

Participatory Notes: The Fund may invest in instruments that have economic characteristics similar to equity securities, such as participatory notes or other structured notes or instruments that may be developed from time to time. Participatory notes are a type of derivative instrument used by foreign investors to access local markets and to gain exposure to, primarily, equity securities of issuers listed on a local exchange. Rather than purchasing securities directly, the Fund may purchase a participatory note from a broker-dealer, which holds the securities on behalf of the noteholders.

Participatory notes are similar to depositary receipts except that: (1) brokers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.

The value of the participatory notes will be directly related to the value of the underlying securities. Any dividends or capital gains collected from the underlying securities are remitted to the noteholder.

The risks of investing in participatory notes include derivatives risk and foreign investments risk. The foreign investments risk associated with participatory notes is similar to that of investing in depositary receipts. However, unlike depositary receipts, participatory notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

Preferred Stocks: Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the value of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.

Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, because a substantial portion of the return on a preferred stock may be the dividend, its value may react similarly to that of a debt instrument to changes in interest rates. An issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its debt instruments and other debt. For this reason, the value of preferred stock will usually react more strongly than debt instruments to actual or perceived changes in the issuer’s financial condition or prospects. Preferred stocks of smaller issuers may be more vulnerable to adverse developments than preferred stock of larger issuers.

Private Funds and Capital Commitments: The Fund may invest in Private Vehicles that are venture capital funds, growth equity funds, continuation vehicles and other private funds that hold interests in multiple portfolio companies (“Private Funds”), either by making a capital commitment during a Private Fund’s offering period or by acquiring an existing interest in a secondary transaction. The risks of these investments, including risks relating to capital calls, over-commitment, valuation, fees, early termination and secondary investments, are described under “Private Vehicles Risk” in the Prospectus. The following supplements that disclosure.

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Private Funds are not registered under the 1940 Act, and the Fund, as an investor, will not have the benefit of the protections afforded by the 1940 Act to investors in registered funds, including requirements relating to independent directors, custody, affiliated transactions and leverage. Private Vehicle Managers of Private Funds may not be registered as investment advisers. Interests in Private Funds generally may not be withdrawn or redeemed during the term of the Private Fund, which commonly runs ten years or more with extensions, and transfers generally require the consent of the Private Vehicle Manager. A Private Fund’s governing documents may be amended with the consent of a majority or supermajority of its investors, and the Fund may be bound by amendments to which it did not agree. The Fund may be required to return distributions to a Private Fund to satisfy indemnification obligations, liabilities or clawbacks, and may be required to indemnify a Private Vehicle Manager and its affiliates for losses arising from the Fund’s own actions. The assets of a Private Fund are generally available to satisfy all of its liabilities, so the Fund’s investment may be reduced by liabilities attributable to investments in which the Fund has no economic interest. Private Vehicle Managers may agree to side letters with other investors that grant more favorable terms, including fee reductions, information rights, co-investment rights or transfer rights, that the Fund may not receive. Private Funds may distribute securities in kind, which the Fund may be unable to sell for an extended period. Income and gains allocated to the Fund by a Private Fund treated as a partnership for tax purposes may not qualify as good income for purposes of the Fund’s qualification as a RIC and may be allocated before cash is distributed. For the treatment of unfunded capital commitments under Rule 18f-4, see “Senior Securities and Unfunded Commitment Agreements” below.

Private Investments in Public Companies: In a typical private placement by a publicly held company (“PIPE”) transaction, a buyer will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the Securities Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed-upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus, PIPE transactions present certain risks not associated with open market purchases of equities.

Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the Securities Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

Private Secondary Transactions and Marketplaces: The Fund may acquire securities of private companies, and interests in Private Vehicles, in secondary transactions from existing holders such as employees, former employees, founders, early investors and other funds, rather than from the issuer. The Fund may effect these transactions through direct negotiation, through brokers, or on private secondary marketplaces, including alternative trading systems and online platforms that match buyers and sellers of private company securities. The issuer typically is not a party to these transactions and may not provide the Fund with financial statements, capitalization information or other diligence materials. As a result, the Fund may have substantially less information than the seller, the issuer or other investors, and may be exposed to claims or losses arising from that information asymmetry. The Fund also may sell securities of private companies back to the relevant private company in a tender offer conducted for the private company’s securities.

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Prices on private secondary marketplaces are based on limited and irregular trading, may reflect wide bid-ask spreads and small transaction sizes, and may not reflect the value at which the Fund could sell the securities or the value at which the Fund carries them. Settlement of secondary transactions often takes weeks or months because of issuer consent requirements and the exercise periods for rights of first refusal and co-sale rights, and transactions may fail to close. Marketplaces and brokers may charge commissions and fees, may impose buyer qualification requirements, and are subject to regulatory regimes that are still developing. Issuers increasingly restrict, condition or prohibit secondary transfers of their securities, including through charter and bylaw provisions, equity plan terms and company-run tender or liquidity programs, and an issuer may refuse to recognize a transfer it did not approve, assert that a transfer breached its agreements, or seek rescission. See “Transfer Restrictions, Rights of First Refusal and Similar Rights” below. For secondary investments in Private Vehicles, see also “Private Vehicles Risk” in the Prospectus.

Private Vehicles: Structure, Selection and Due Diligence: The Fund expects to gain exposure to Space Economy companies through Private Vehicles, including special purpose vehicles that hold securities of a single portfolio company (“Single-Company SPVs”), co-investment vehicles organized by a lead investor in a financing round, and Private Funds. The Fund may acquire interests in Private Vehicles at formation, in a subsequent closing or in a secondary transaction, and may negotiate side letters with a Private Vehicle Manager.

In selecting Single-Company SPVs, the Adviser generally expects to invest only where it can identify the underlying portfolio company and the securities held by the vehicle. The Adviser’s due diligence on a Private Vehicle generally includes review of the vehicle’s governing documents, subscription documents and side letters by the Adviser and, where the Adviser considers it appropriate, outside counsel; verification of the vehicle’s ownership of the underlying securities through capitalization tables, electronic equity management platform records, stock certificates or confirmations from the issuer; and review of the Private Vehicle Manager’s experience, track record, regulatory status, conflicts of interest, valuation practices, custody and administration arrangements and audit arrangements. Due diligence is limited by the information available to the Adviser, may be conducted under compressed timeframes, and may rely on information provided by the Private Vehicle Manager, the lead investor or other third parties that the Adviser cannot independently verify. After investing, the Adviser monitors Private Vehicles through periodic reports, capital account statements and communications with Private Vehicle Managers, but the Fund’s information rights are generally limited to those set out in the vehicle’s governing documents and any side letter.

Private Vehicles typically charge fees and bear expenses that may include organizational and offering expenses; ongoing administrative, accounting, legal and audit expenses; one-time or upfront fees, which generally range from 0% to 10% of the amount invested; annual management fees, which generally range from 0% to 2.5% of committed or invested capital; and carried interest or other performance-based compensation, which generally ranges from 0% to 20% of realized gains. Fees and carried interest outside these ranges may apply. These amounts reduce the returns available to the Fund and are borne indirectly by Stockholders in addition to the Fund’s own fees and expenses. See “Fund Expenses” and “Private Vehicles Risk” in the Prospectus.

Publicly Listed Securities: The Fund may make investments in publicly listed companies whose primary business is managing private investments and in publicly traded vehicles whose primary purpose is to invest in or lend capital to private investments.

Publicly traded private investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, BDCs, special purpose acquisition companies (“SPACs”), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

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Publicly traded private investment funds are typically regulated vehicles listed on a public stock exchange that invest in private markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private investments occupy a small portion of the private investments universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published NAV. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private investments.

Publicly traded private investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private investment transactions are significantly easier to execute than other types of private investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Repurchase Agreements: A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price. Repurchase agreements may be viewed as loans which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. To the extent that the Fund has invested a substantial portion of its assets in repurchase agreements, the investment return on such assets, and potentially the ability to achieve the investment objective, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. The mandatory clearing of such repurchase transactions could increase the cost of repurchase transactions and impose added operational complexity which could make it more difficult for the Fund to execute certain investment strategies.

Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk. The Fund may incur additional expenses when disposing of restricted securities, including costs to register the sale of the securities.

Reverse Repurchase Agreements and Dollar Roll Transactions: Reverse repurchase agreements involve sales of portfolio securities to another party and an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

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Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage-dollar rolls and U.S. Treasury rolls are types of dollar rolls. During the roll period, principal and interest paid on the securities are not received but proceeds from the sale can be invested.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities to be repurchased under the agreement may decline below the repurchase price. If the buyer of securities under a reverse repurchase agreement or dollar rolls files for bankruptcy or becomes insolvent, such a buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the obligation to repurchase the securities and use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. The SEC has finalized new rules requiring the central clearing of certain reverse repurchase transactions involving U.S. Treasuries. The mandatory clearing of such transactions could increase the cost of such transactions and impose added operational complexity which could make it more difficult for the Fund to execute certain investment strategies.

Rights and Warrants: Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued in conjunction with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that usually entitle the holder to purchase a specified amount of common stock at a specified price on a specific date or during a specific period of time (typically for a period of only weeks). The exercise price on a right is normally at a discount from the market value of the common stock at the time of distribution.

Warrants may be used to enhance the marketability of a bond or preferred stock. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

Warrants and rights do not carry with them the right to dividends or to vote, do not represent any rights in the assets of the issuer and may or may not be transferable. Investments in warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and the warrant or right expires worthless if it is not exercised on or prior to its expiration date, if any.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional debt instruments.

Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

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Index-linked warrants are put and call warrants where the value varies depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

Index-linked warrants are normally used in a manner similar to the Fund’s use of options on securities indices. The risks of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Indirect investment in foreign equity securities may be made through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign (non-U.S.) securities, to foreign risk and currency risk.

Securities Lending: Securities lending involves lending of portfolio securities to qualified broker/dealers, banks or other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failure to deliver securities, or completing arbitrage operations. Securities are loaned pursuant to a securities lending agreement approved by the Board and under the terms, structure and the aggregate amount of such loans consistent with the 1940 Act. Lending portfolio securities allows the lender to increase their income by receiving a fixed fee or a percentage of the collateral, in addition to receiving the interest or dividend on the securities loaned. As collateral for the loaned securities, the borrower gives the lender collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash (including U.S. dollars and foreign currency), securities issued by the U.S. government or its agencies or instrumentalities, or such other collateral as may be approved by the Board. The borrower must also agree to increase the collateral if the value of the loaned securities increases but may request some of the collateral be returned if the market value of the loaned securities goes down.

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During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. Loans are subject to termination by the lender or a borrower at any time. The Fund may choose to terminate a loan in order to vote in a proxy solicitation.

During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the lender a substitute payment equal to any interest or dividends the lender would have received directly from the issuer of the security if the lender had not loaned the security. When a lender receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the lender itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals; or (ii) the U.S. federal dividends-received deduction in the hands of corporate shareholders. The Adviser therefore may cause the Fund to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. As of the date of this SAI, the Adviser is not engaging in this particular securities loan termination practice.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers that may be used and securities may be loaned to only one or a small group of borrowers. Participation in securities lending also incurs the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return on investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Adviser is not responsible for any loss incurred by the Fund in connection with the securities lending program. See “Derivatives Regulation” for more information.

Securities of Other Investment Companies: The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including BDCs) and unit investment trusts. The Fund also may invest in ETFs, as described in additional detail under “ETFs and Other Exchange-Traded Investment Vehicles” below. Under the 1940 Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

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When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the purchase of shares of closed-end management companies, including BDC’s, may involve the payment of substantial premiums above the value of such issuer’s portfolio securities, while the sale of such securities may be made at substantial discounts from the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

ETFs and Other Exchange-Traded Investment Vehicles: The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common shares) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the stock of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Senior Securities and Unfunded Commitment Agreements: The Fund’s ability to issue senior securities representing indebtedness and preferred stock is subject to the asset coverage requirements of Section 18 of the 1940 Act, and its use of derivatives is subject to Rule 18f-4, as described under “Derivatives Regulation.” Rule 18f-4 permits the Fund to enter into unfunded commitment agreements, including capital commitments to Private Vehicles and commitments to make future investments in portfolio companies, without treating them as derivatives transactions or senior securities, if the Fund reasonably believes, at the time it enters into the agreement, that it will have sufficient cash and cash equivalents to meet its obligations under all of its unfunded commitment agreements as they come due. In forming this belief, the Fund may consider, among other things, its reasonably anticipated cash flows from distributions, sales and other sources, and its ability to borrow, but may not take into account cash that may become available from selling investments at a price that deviates significantly from their market value. This requirement may limit the size or timing of the Fund’s commitments to Private Vehicles and its ability to pursue an over-commitment strategy.

Simple Agreements for Future Equity: The Fund may invest in simple agreements for future equity (“SAFEs”) and similar instruments, including convertible notes and other agreements that give the holder a right to receive equity securities of a private company in the future. A SAFE is a contract under which the investor pays an amount to the company in exchange for the right to receive shares of the company’s capital stock upon a specified triggering event, typically a priced equity financing, a change of control or an initial public offering. The number and type of shares received generally depend on a valuation cap, a discount to the price paid by investors in the triggering financing, or both. A SAFE is not equity and, unlike a convertible note, generally does not accrue interest, have a maturity date or provide a right to repayment.

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Investments in SAFEs involve significant risks. The triggering event may never occur, in which case the Fund may hold the SAFE indefinitely without receiving shares or a return of its investment. In a liquidation or dissolution, holders of SAFEs generally rank behind creditors and may rank alongside or behind holders of preferred stock, and the Fund may recover little or nothing. SAFE terms are not standardized, vary from company to company, and may permit the company to amend or terminate the SAFE with the consent of a majority of SAFE holders. Until conversion, the Fund generally will have no voting rights, information rights or other rights of a stockholder, and the shares the Fund ultimately receives may be a class or series with fewer rights than those issued to new investors. Later financings may dilute the shares the Fund receives on conversion, and a company that issues SAFEs often has limited operating history and limited capital. SAFEs are illiquid, are generally subject to transfer restrictions, and may be difficult to value. See also “Complex Capital Structures of Venture-Backed Companies” above.

Small- and Mid-Capitalization Issuers: Issuers with smaller market capitalizations, including small- and mid-capitalization issuers, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger issuers, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices are often more volatile than the securities of issuers with larger market capitalizations. Issuers with smaller market capitalizations may include issuers with a limited operating history (unseasoned issuers). Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the issuer’s management and less emphasis on fundamental valuation factors than would be the case for more mature issuers. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in issuers with an established operating record. The liquidation of significant positions in small- and mid-capitalization issuers with limited trading volume, particularly in a distressed market, could be prolonged and result in investment losses.

Special Purpose Acquisition Companies: The Fund may invest in stock, rights, and warrants of SPACs, including in the “risk capital” put into a SPAC by its sponsor. Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. Subject to the 1940 Act and applicable exemptive relief, the Fund may invest in Related SPACs (as defined later in this SAI). See “Potential Conflicts of Interest—Related SPACs” in this SAI. The typical SPAC initial public offering (“IPO”) involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. If the Fund purchases shares of a SPAC in an IPO, it will generally bear a sales commission, which may be significant. SPACs often have predetermined time frames to make an acquisition after going public (typically two years) or the SPAC will liquidate, at which point invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Unless and until an acquisition is completed, a SPAC generally holds its assets in U.S. government securities, money market securities and cash. To the extent the SPAC holds cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting an acquisition. In some cases, the Fund may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with an acquisition. SPACs are subject to increasing scrutiny, and potential legal challenges or regulatory developments may limit their effectiveness or prevalence. For example, the SEC recently adopted additional disclosure and other rules that apply to SPACs; it is impossible to predict the potential impact of these developments on the use of SPACs.

Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a favorable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. At the time the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. There is no guarantee that a SPAC in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

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It is possible that a significant portion of the funds raised by a SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction. Attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases. No market, or only a thinly traded market, for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or able to sell its interest only at a price below what the Fund believes is the SPAC security’s value. In addition, the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled, and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase stock of the SPAC. The values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Special Purpose Vehicles Formed by the Fund or the Adviser: The Fund may form, directly or through a wholly-owned subsidiary (a “Subsidiary”), one or more special purpose vehicles to acquire and hold securities of a single portfolio company, including where a portfolio company requests that investors invest through a single entity. Any such vehicle that is wholly owned or controlled by the Fund will be treated as a Subsidiary. Consistent with the disclosure under “Investment Objective and Strategy” in the Prospectus, the Fund and its Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis, each Subsidiary will adhere to the affiliated transaction and custody requirements of the 1940 Act, and the Fund and its Stockholders will bear the formation and operating fees, costs, expenses and liabilities of each Subsidiary.

The Adviser or its affiliates may also form special purpose vehicles or other pooled vehicles in which the Fund invests alongside other clients of the Adviser or its affiliates or third-party investors. The Fund will participate in any such vehicle only to the extent permitted by the 1940 Act and applicable exemptive relief, and subject to procedures approved by the Board. Participation in vehicles formed by the Adviser or its affiliates may create conflicts of interest, including in the allocation of investment opportunities, the terms on which the Fund participates and the allocation of expenses. See “Conflicts of Interest Risk” in the Prospectus and “Allocation of Investment Opportunities with Other Accounts” below.

Special Situation Issuers: A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer can be purchased at prices below the anticipated future value of the cash, securities or other consideration to be paid or exchanged for such securities solely by reason of a development applicable to that issuer and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities, because of the high degree of uncertainty that can be associated with such events.

If a security is purchased in anticipation of a proposed transaction and the transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security may decline sharply. There is typically asymmetry in the risk/reward payout of special situations strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of a proposed transaction can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political developments, industry weakness, stock-specific events, failed financings, and general market declines. Certain special situation investments prevent holders from withdrawing their ownership interest until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance.

Swap Transactions and Options on Swap Transactions: Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined underlying assets, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt instruments.

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In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying asset; if the underlying asset declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A swap may create a long or short position in the underlying asset. A total return swap may be used to hedge against an exposure in an investment portfolio (including to adjust the duration or credit quality of a bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A total return swap may also be used to gain exposure to securities or markets which may not be accessed directly (in so-called market access transactions).

In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt instruments (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Rather than exchange the bonds for the par value, a single cash payment may be due from the seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. If the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. If the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single-currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more economical way.

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are based on a reference rate chosen by the parties and are typically measured quarterly. Rights arising pursuant to both caps and floors are typically exercised automatically if the strike is in the money. Caps and floors can eliminate the risk that the buyer fails to exercise an in-the-money option.

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The swap market has grown over the years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, which has contributed to greater liquidity in certain areas of the swap market under normal market conditions.

An option on swap agreement (“swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular swaption, generally a greater degree of risk is incurred when writing a swaption than when purchasing a swaption. If the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, if the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The successful use of swap agreements or swaptions depends on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that its Adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund would be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some interest rate swaps and credit default index swaps are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by the Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally. In some ways, cleared derivative arrangements are less favorable to the Fund than bilateral arrangements, for example, by requiring that the Fund provide more margin for its cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to the Fund, the clearing house or the clearing member through which it holds its position at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the U.S., the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the EU and the UK (sometimes referred to as a “bail-in”).

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The U.S. government, the EU, and the UK have also adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

Liquid Assets: The Fund may invest in Liquid Assets, as described under “Cash Equivalents and Short-Term Debt Securities” above, for a number of reasons, including (i) to invest in more-liquid assets pending a need for cash by the Fund to meet capital calls from Private Vehicles, make Investments and meet other commitments, (ii) if the Adviser thinks the investment represents an attractive investment opportunity and/or (iii) to take a toehold position in an issuer in anticipation of a potential future investment in that issuer. If a Liquid Asset is a Space Investment, the Fund will consider it to fall within the Fund’s policy of investing 80% of its assets in investments suggested by its name. During the periods in which the Fund holds Liquid Assets, the Fund’s returns may be lower than if it had remained fully invested.

Transfer Restrictions, Rights of First Refusal and Similar Rights: The general risks of holding restricted and illiquid securities are described under “Restricted Securities” above and under “Private Companies Risk” and “Liquidity Risk” in the Prospectus. This section describes contractual rights that commonly apply to securities of venture-backed private companies and how they may affect the Fund’s ability to acquire and dispose of investments.

Private companies and their existing investors commonly hold rights of first refusal (“ROFRs”), rights of first offer, co-sale or tag-along rights, drag-along rights, preemptive or participation rights, and consent rights over transfers of the company’s securities. These rights are generally set out in the company’s charter, bylaws, investor rights, voting and ROFR and co-sale agreements, and equity plans, and generally remain in effect until the company’s initial public offering or sale. They may affect the Fund in the following situations, among others:

(i) Primary financings. Existing investors may exercise preemptive or participation rights that reduce or eliminate the allocation available to the Fund in a new financing round.

(ii) Secondary purchases. When the Fund agrees to buy securities from an existing holder, the company or its investors may exercise a ROFR, typically within 30 days or longer after notice, and purchase the securities on the same terms, causing the Fund’s transaction to fail after the Fund has incurred diligence and legal costs. The company may also withhold any required consent.

(iii) Sales by the Fund. When the Fund seeks to sell securities of a private company before a liquidity event, the same ROFR, consent and co-sale rights may apply, which may delay the sale, reduce the number of securities the Fund can sell, deter buyers or reduce the price.

(iv) Drag-along rights. Holders of a specified percentage of a company’s securities may be able to require the Fund to vote in favor of, and participate in, a sale of the company on terms the Fund did not negotiate, including at a price below the Fund’s cost or carrying value.

(v) Private Vehicle transactions. Transfer restrictions in a portfolio company’s documents may apply to transfers of interests in a Single-Company SPV, to the admission of new investors to the vehicle, or to the vehicle’s distribution of the underlying securities to its investors.

(vi) Forward purchase contracts and other deferred delivery arrangements. Transfer restrictions may prevent or delay delivery of securities under the arrangements described under “Forward Purchase Contracts and Other Deferred Delivery Arrangements in Private Company Securities” above, and the company may assert that the arrangement itself violated those restrictions.

(vii) Conversions and exercises. Shares the Fund receives on conversion of a SAFE or convertible note, or on exercise of a warrant or option, may be subject to transfer restrictions that did not apply to the instrument the Fund originally held.

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In addition, after investing in an initial public offering, a direct listing or a business combination with a special purpose acquisition company, the Fund will typically be subject to a lock-up period, commonly 180 days, during which it may not sell, and the market price of the securities may decline before the lock-up expires. Any of these rights may prevent the Fund from making investments it has identified, from exiting investments when the Adviser believes it would be advantageous to do so, or from realizing the value at which it carries an investment.

U.S. Government Securities and Obligations: Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury. Their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States. More recently, Fitch Ratings (“Fitch”) downgraded the U.S. long-term credit rating on August 1, 2023. These downgrades and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on the Fund or issuers of securities held by the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Government Trust Certificates: Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government, no less than 90% of which is backed by the full faith and credit guarantee issued by the federal government of the United States pursuant to Title III of the Foreign Operations, Export, Financing and Related Programs Appropriations Act of 1998; and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another Nationally Recognized Statistical Rating Organization.

Venture Debt, Zero-Coupon and Payment-in-Kind Securities: The Fund may invest in venture debt, including term loans, convertible notes, promissory notes and similar instruments issued by venture-backed private companies, which are often accompanied by warrants. Venture debt is typically issued by companies with limited operating histories that are not yet profitable and that depend on further equity financing to repay their debts. Venture debt is generally unrated, below investment grade and illiquid, may be subordinated to other debt of the issuer, and may be secured by assets, such as intellectual property, that are difficult to value or realize. See also “High-Yield Securities” above and “Loan Origination” above.

The Fund may also invest in zero-coupon securities, which pay no cash interest and are issued at a discount to their face amount, and in payment-in-kind (“PIK”) securities, which pay interest in the form of additional securities rather than cash. The market prices of zero-coupon and PIK securities are generally more volatile than those of securities that pay interest in cash. Because the Fund must accrue income on these securities for tax and accounting purposes before it receives any cash, the Fund may be required to distribute amounts to Stockholders to maintain its qualification as a RIC and to avoid excise tax even though it has not received corresponding cash, and may need to sell investments or borrow to do so. PIK interest also increases the Fund’s exposure to the issuer and the amount at risk if the issuer defaults, and may be included in the Fund’s income, and in the basis for the Adviser’s fees, before it is received in cash.

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When-Issued Securities and Delayed Delivery Transactions: When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net asset value as of the purchase date; however, no income accrues from the securities prior to their delivery.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.

OTHER RISKS AND CONSIDERATIONS

Anti-Money Laundering and Sanctions: All U.S. persons, including the Fund, are required to comply with economic sanctions administered by the Office of Foreign Assets Control (“OFAC”). To manage compliance with U.S. sanctions laws and mitigate exposure to illicit activity, the Fund, the Adviser and certain service providers of the Fund, including its transfer agent, have adopted or rely on procedures designed to detect and prevent money laundering and dealings with sanctioned persons. To comply with these policies and requirements, the Fund or its service providers may request information to verify the identity of Stockholders and the source of their funds, and may be required to reject a purchase of Shares, block or freeze a Stockholder’s account or distributions, or report suspicious activity or other information to governmental authorities, in each case without notice to the Stockholder. The Fund also conducts due diligence on the counterparties, Private Vehicle Managers and co-investors with which it transacts, and may be unable to complete an investment if a counterparty or co-investor is a sanctioned person or cannot satisfy those requirements.

Cybersecurity Issues: Cybersecurity incidents and cyber-attacks (referred to collectively herein as “cyber-attacks”) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, ransomware attacks, social engineering attempts (such as business email compromise attacks), the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or its service providers may adversely impact the Fund. For instance, cyber-attacks may cause the release of confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. In addition, cyber-attacks involving the Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its Stockholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund, each of whom could be negatively impacted as a result. The Fund and its Stockholders could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by the Fund or third-party service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict and new ways to carry out cyber-attacks are always developing. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber-attack.

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Qualified Financial Contracts: The Fund’s investments may involve qualified financial contracts (“QFCs”). QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. Under regulations adopted by federal banking regulators pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations are required to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Regulation of Portfolio Companies and Its Effect on the Fund’s Investments: The regulatory risks faced by Space Economy companies, and the potential for review of investments by the Committee on Foreign Investment in the United States (“CFIUS”), are described under “Space Economy Technology Risk” and “Regulatory Environment Risk” in the Prospectus. The regulation of portfolio companies may also affect the terms on which the Fund can invest. Companies whose technology or technical data are subject to the International Traffic in Arms Regulations or the Export Administration Regulations may restrict the information they share with investors, including the Fund and the Adviser, and may limit the access of non-U.S. persons to that information. Companies that hold facility security clearances or perform classified U.S. government contracts may be subject to rules on foreign ownership, control or influence that limit the board, observer, information and other rights that investors may obtain. Companies that hold licenses from the Federal Communications Commission, the Federal Aviation Administration, the National Oceanic and Atmospheric Administration or comparable non-U.S. regulators may need regulatory approval before a change of control or certain transfers of ownership, which may delay or condition a sale, merger or other exit. A portfolio company’s eligibility for government contracts, grants or programs may depend on its ownership and on the rights granted to its investors, which may constrain the rights the Fund seeks. These requirements may reduce the Fund’s ability to conduct due diligence, monitor and influence its investments and exit them on favorable terms.

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Management of the Fund

Further Information Regarding Management of the Fund

Information regarding the Directors and Officers of the Fund, including brief biographical information, is set forth below.

Board of Directors

The Directors of the Fund, their years of birth, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Director and other Directorships, if any, held by the Directors, are shown below. As required by the 1940 Act, a majority of the Fund’s Directors are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”) and are not affiliated with the Adviser. The Directors have been divided into two groups: Interested Directors and Independent Directors. As set forth in the Fund’s charter (“Charter”) and Bylaws, the Directors shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board, with one class to hold office initially for a term expiring at the next succeeding annual meeting of Stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of Stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of Stockholders, and with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the Stockholders, the successors to the class of Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The address of each Director is care of the Secretary of the Fund at 8605 Santa Monica Blvd., #54207 West Hollywood, California 90069.

Name, Position(s) Held with Fund, Year of Birth, and Class*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Director**	Other Directorships Held by Director During Past 5 Years
Independent Directors
Class I
Alejandro M. Sanchez (1958)	Since inception	Mr. Sanchez has served as an Executive Advisor to Nasdaq since February 2024. He has also served as a director of Popular Bank since May 2023. Prior to that, Mr. Sanchez served as President and Chief Executive Officer of the Florida Bankers Association from 1993 to 2023.	1	Director, Business First Bancshares, Inc. (May 2025–present); Director, Popular, Inc. (May 2023–present); Director, Republic Bancorp Inc. (May 2024–present)
Class II
Erik Pena (1975)	Since inception	Mr. Pena has served as Head of Market Development at the New York Stock Exchange since June 2024. Prior to that, he served as Chief Revenue Officer of Nasdaq Private Market from January 2023 to June 2024 and as Head of Corporate Development at Silicon Valley Bank from 2016 to 2021.	1	None
Class III
Joshua King (1965)	Since inception	Mr. King has served as Vice President, Communications, Finance at OpenAI since 2026. Prior to that, he served as Managing Director and Head of Corporate Affairs at Citadel from 2024 to 2026. Before that, he served as Chief Communications Officer of Intercontinental Exchange and Head of Corporate Affairs of the New York Stock Exchange from 2018 to 2024.	1	None

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Name, Position(s) Held with Fund, Year of Birth, and Class*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Director**	Other Directorships Held by Director During Past 5 Years
Interested Directors***
Class III
Joshua Marks (1976)	Since inception	Mr. Marks has served as Chief Executive Officer, Chief Financial Officer and a director of FutureCorp Space Acquisition 1 since April 2026. He President of SpaceCorp, and is a Founding Partner and Managing Member of FutureCorp LLC and Co-Manager and Chief Compliance Officer of FutureCorp Asset Management LLC. Prior to that, Mr. Marks served as Chief Executive Officer of Anuvu Corporation from 2018 to June 2026.	1	None

*	Each of the Independent Directors serves on the Board’s Audit and Nominating and Governance Committees.

**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. Currently, the Fund is the only registered investment company in the Fund Complex.

***	These Directors are deemed to be “interested persons” of the Fund as defined in the 1940 Act by reason of their positions with the Adviser and/or the parent of the Adviser.

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Officers

Certain biographical and other information relating to the officers of the Fund who are not Directors, is set forth below, including their years of birth, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Fund, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Joshua Marks 1976 President and Principal Executive Officer	Since inception	Mr. Marks has served as Chief Executive Officer, Chief Financial Officer and a director of FutureCorp Space Acquisition 1 since April 2026. He President of SpaceCorp, and is a Founding Partner and Managing Member of FutureCorp LLC and Co-Manager and Chief Compliance Officer of FutureCorp Asset Management LLC. Prior to that, Mr. Marks served as Chief Executive Officer of Anuvu Corporation from 2018 to June 2026.
Danica Locker 1992 Secretary	Since inception

Ms. Locker has served as Secretary of SpaceCorp and as Executive Assistant at FutureCorp LLC since May 2026. She has also served as Executive Assistant to the Co-Founders of Surf Air Mobility since March 2021.

Yuven Moodley 1980 Treasurer, Principal Financial Officer and Principal Accounting Officer	Since inception	Mr. Moodley has served as Treasurer of SpaceCorp since 2026. Prior to that, he served as Vice President of Finance at Standish Management, LLC from 2016 to 2025.

*	The address of each officer is care of the Secretary of the Fund at 8605 Santa Monica Blvd., #54207 West Hollywood, California 90069.

Biographical Information and Discussion of Experience and Qualifications of Directors

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director of the Fund.

Independent Directors

Alejandro M. Sanchez. Mr. Sanchez served as President and Chief Executive Officer of the Florida Bankers Association, the industry association representing the financial services profession in Florida, from 1993 to 2023. In that role the association's Chief Financial Officer reported directly to him, and he was responsible for the organization's finances. He has served as a director of Popular Bank since May 2023 and as a member of its audit committee since May 2025. He has also served as a director of Republic Bank, based in Louisville, Kentucky, since May 2024, and of Business One Bank, based in Baton Rouge, Louisiana, since May 2025. Since February 2024, Mr. Sanchez has served as an Executive Advisor to Nasdaq.

Erik Pena. Mr. Pena has served as Head of Market Development at the New York Stock Exchange since June 2024 and as a director of OpenVC, a provider of private market indices and funds, since September 2024. From January 2023 to June 2024, he was Chief Revenue Officer of Nasdaq Private Market, which provides secondary trading infrastructure and liquidity solutions for private companies. He served as Head of Corporate Development at Silicon Valley Bank from 2016 to 2021 and as a director of Aumni, a financial technology company serving private equity and venture capital funds, from 2020 to 2021. Before joining Silicon Valley Bank, Mr. Pena spent 15 years in investment banking and strategy consulting, including at RBC and Brown Brothers Harriman. He holds a Master of Business Administration from Stanford University.

Joshua King. Mr. King has served as Vice President, Communications, Finance at OpenAI since 2026. From 2024 to 2026, he was Managing Director and Head of Corporate Affairs at Citadel, where he led corporate affairs for Citadel and Citadel Securities. He served from 2018 to 2024 as Chief Communications Officer of Intercontinental Exchange and Head of Corporate Affairs of the New York Stock Exchange, where he oversaw the launch of NYSE TV and created and hosted Inside the ICE House, the official podcast of ICE and the NYSE. Earlier, Mr. King was Senior Vice President, Global Communications and Corporate Affairs at First Data Corporation from 2014 to 2018 and Group Senior Vice President, Communications and Marketing at Willis Group from 2009 to 2014. He also held communications and business development roles at The Hartford, Penn, Schoen & Berland Associates and SpeakOut.com, and from 1993 to 1998 served as Director of Production for Presidential Events at The White House. He holds a Bachelor of Arts in Political Science from Swarthmore College and completed the Program for Global Leadership at Harvard Business School.

Interested Directors

Joshua Marks. Mr. Marks serves as a Director and President of SpaceCorp. He is a Founding Partner and Managing Member of FutureCorp LLC, and Co-Manager and Chief Compliance Officer of FutureCorp Asset Management LLC, the Fund's investment adviser. Since April 2026 he has also been Chief Executive Officer, Chief Financial Officer and a director of FutureCorp Space Acquisition 1 (NYSE: FTRA). From 2018 to June 2026 he was Chief Executive Officer of Anuvu Corporation (formerly Global Eagle Entertainment), a provider of satellite-based connectivity and media services to the aviation and maritime industries, which Platinum Equity acquired in October 2025. He had earlier been Global Eagle's Executive Vice President of Connectivity. Josh founded masFlight, an aviation data analytics platform that Global Eagle acquired in 2015, and co-founded MAXjet Airways, where he was Chief Financial Officer through its 2007 initial public offering on the London Stock Exchange's AIM market. He has served on the boards of The Landline Company, Wireless Maritime Services and Santander Teleport. He holds an MBA with distinction from Harvard Business School and an AB magna cum laude from Harvard College.

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board will be comprised of four Directors, three of whom are Independent Directors. Generally, the Board acts by majority vote of all the Directors present at a meeting at which a quorum is present, including a majority vote of the Independent Directors if required by applicable law.

The Board has appointed a Chair, Joshua Marks, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Directors and management. In addition, the Chair acts as a liaison with officers, counsel and other Directors between meetings of the Board. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Directors. The Board has determined that its leadership structure, in which the Chair of the Board is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chair has a personal and professional stake in the quality and continuity of services provided by management to the Fund.

In addition, Erik Pena serves as the lead Independent Director of the Board (the “Lead Independent Director”) and, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings.

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The Board and its committees will meet periodically throughout the year to oversee the Fund’s activities, including through the review of the Fund’s contractual arrangements with service providers and the Fund’s financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Fund or the Board with respect to certain specified matters. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including a majority of Independent Directors and committee membership limited to Independent Directors, is appropriate in light of the characteristics and circumstances of the Fund because it allocates responsibilities among the committees and the Board in a manner that further enhances effective oversight. The Board may at any time and in its discretion change this leadership structure.

Board Committees

The Directors have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet periodically, either in conjunction with regular meetings of the Directors or otherwise. The committees of the Board are the Nominating and Governance Committee and the Audit Committee.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Alejandro M. Sanchez, Erik Pena and Joshua King, each of whom is an Independent Director and is “independent” as defined by NYSE listing standards. Joshua King serves as Chair of the Nominating and Governance Committee.

The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to qualified candidates for the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider Director nominations made by Stockholders. In considering candidates submitted by Stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a Stockholder must send the nomination (which nomination must include the name of the Stockholder and evidence of the Stockholder’s status as a Stockholder, as well as biographical information and qualifications of the candidate) in writing to the Fund’s Nominating and Governance Committee, c/o Secretary, FutureCorp Asset Management LLC, [505 Van Lears Run, Villanova, Pennsylvania 19085]. Additional requirements and procedures relating to Stockholder submissions of such candidates are set forth in the Fund’s Bylaws, which are available on www.sec.gov. The Board does not have a standing compensation committee.

Audit Committee. The Board has an Audit Committee, which is composed of Alejandro M. Sanchez, Erik Pena and Joshua King, each of whom is an Independent Director and is “independent” as defined by NYSE listing standards. Alejandro M. Sanchez serves as Chair of the Audit Committee.

The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Fund’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and integrity of the Fund’s financial statements (and the independent audit thereof), as well as the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Fund’s independent registered public accounting firm and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

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Board’s Role in Risk Oversight

The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, will be performed by third-party service providers, primarily the Adviser or its affiliates. Consistent with its responsibility for oversight of the Fund, the Board will be responsible for overseeing the service providers and thus, will have oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund include, among others, investment risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. Under the oversight of the Board, the service providers to the Fund will employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider will be responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Adviser and other service providers will have its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board will oversee risk management for the Fund directly and through the committee structure it establishes. For instance, the Audit Committee will receive reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. Each committee will report its activities to the Board on a regular basis. The Board also will oversee the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including, in particular, the Fund’s Chief Compliance Officer and the independent registered public accounting firm. In this connection, the Board will require officers of the Fund to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board will meet with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Directors in executive session, to discuss compliance matters and, on at least an annual basis, will receive a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Fund and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Fund management, will review investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board will receive reports from the Adviser on the investments and securities trading of the Fund. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available or are deemed not reliable, which are expected to represent a substantial portion of the Fund’s investments, the Fund will value such securities at fair value as determined in good faith by the Adviser, which has been appointed the Fund’s “Valuation Designee,” according to written valuation procedures under the oversight of the Board.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board will receive and review various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board will receive, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser or its affiliates and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Adviser. The role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.

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Director Share Ownership

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the family of investment companies overseen by the Director as of [●],is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Alejandro M. Sanchez	[●]	[●]
Erik Pena	[●]	[●]
Joshua King	[●]	[●]
Interested Directors
Joshua Marks	[●]	[●]

As of [●], none of the Directors or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or underwriter of the Fund.

Director Compensation

The Independent Directors are entitled to receive from the Fund [●].

The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Directors for the Fund’s initial fiscal year.

Name of Director	Estimated Compensation from the Fund for the Fiscal Year Ending [●], 2026*		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Estimated Compensation from the Fund Complex Paid to the Directors for the Fiscal Year Ended [●], 2026
Alejandro M. Sanchez	$	[●]	None	None	$	[●]
Erik Pena	$	[●]	None	None	$	[●]
Joshua King	$	[●]	None	None	$	[●]

*	Since the Fund has not completed its first full year since organization, compensation is estimated based upon future payments expected to be made by the Fund during its current fiscal year ending [●].

Interests of Independent Directors

Independent Directors are required to disclose any direct or indirect relationship that they, or their immediate family members, have had since the beginning of the two most recently completed fiscal years with certain persons, including the Fund’s underwriter[s]. An Independent Director has agreed to provide the following disclosures in accordance with such requirements. The Independent Director maintains that the existence of these facts or circumstances have not, or do not, in any manner, affect her/his ability to serve as an impartial and Independent Director.

[●]

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Investment Adviser

FutureCorp Asset Management LLC (referred to herein as the “Adviser”), is a limited liability company organized in the State of Delaware and serves as the Fund’s investment adviser. The Adviser was formed in May 2026, has limited investing history and is a wholly-owned subsidiary of FutureCorp LLC, a Delaware limited liability company.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objective, policies and restrictions, and in accordance with any exemptive orders issued by the SEC applicable to the Fund and any SEC staff no-action letters applicable to the Fund. For services rendered by the Adviser on behalf of the Fund under the Investment Advisory Agreement, effective upon the closing of the initial public offering, the Fund pays the Adviser the “Management Fee” consisting of three components: a base management fee, an incentive fee on income and, to the extent permitted by applicable law, an incentive fee on capital gains. Such an incentive fee on capital gains is not currently permitted under applicable law, although the SEC has proposed a rule that would allow such a fee.

The “Base Management Fee” is calculated and payable monthly at an annual rate of 2.50% of the Fund’s gross assets (including assets purchased with borrowed amounts) determined monthly as of the end of each month (before the accrual of the base management fee for that month), effective upon the closing of the initial public offering of the Fund.

The incentive fee based on income (the “Incentive Fee on Income”) is based on Pre-Incentive Fee Net Investment Income (as defined below) and is subject to a hurdle rate, expressed as a rate of return on the Fund’s average net assets invested in debt investments, which are investments that take the legal form of debt and that require the payment of or that accrue interest in cash or in kind as a term of the investment including, without limitation, any such investments held in a wholly-owned subsidiary of the Fund, but excluding debt securities issued by the U.S. Department of the Treasury (the “Debt Portfolio”), equal to 1.75% per quarter (or an annualized hurdle rate of 7%), subject to a “catch-up” feature. “Pre-Incentive Fee Net Investment Income” means, as the context requires, either the dollar value of, or percentage rate of return on, the value of the Fund’s net assets comprising the Debt Portfolio calculated in accordance with GAAP at the end of the immediately preceding quarter from interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives) accrued with respect to the Debt Portfolio during the calendar quarter, minus the Fund’s operating expenses with respect to the Debt Portfolio accrued for the quarter. (including the Base Management Fee, expenses payable under the Investment Advisory Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee on Income and any Incentive Fee on Capital Gains). In calculating the value of the Fund’s net assets with respect to the Debt Portfolio, the Fund’s liabilities and expenses shall be allocated pro rata based on the respective fair values of the investments that are part of the Debt Portfolio and the Fund’s investments that are not part of the Debt Portfolio. Any expense solely related to an investment that is part of the Debt Portfolio will be allocated solely to the Debt Portfolio.

The Fund is not permitted to pay the Adviser an incentive fee based on capital gains under current law, but the SEC has proposed amendments to current rules that, if implemented, would allow a capital gains incentive fee subject to certain conditions. To the extent permitted under applicable law, the Adviser will be paid annually an incentive fee on capital gains and unrealized capital appreciation (the “Incentive Fee on Capital Gains”), calculated on a cumulative basis from inception through the end of each calendar year. The Incentive Fee on Capital Gains for each calendar year shall equal: (i) 20% of the sum, for each investment made by the Fund since inception (whether or not held by the Fund as of the end of such calendar year), of the amount (if any) by which (x) the amount for which such investment has been realized, or (y) if such investment has not been realized, the fair value of such investment as of the end of such calendar year, in each case, exceeds 200% of the Fund's cost of such investment, minus (ii) the excess, if any, of (x) the amount calculated pursuant to clause (i) over (y) 20% of the amount, if any, by which (A) the Fund's cumulative realized capital gains since inception and unrealized capital appreciation exceed (B) its cumulative realized capital losses since inception and unrealized capital depreciation, each measured as of the end of such calendar year (which amount will be zero if (B) equals or exceeds (A)), minus (iii) the aggregate amount of all Incentive Fees on Capital Gains previously paid; provided, that the Incentive Fee on Capital Gains for any calendar year will not be less than zero, and no Incentive Fee on Capital Gains previously paid will be subject to repayment. In the case of an investment that has been realized in part, the realized and unrealized portions will be treated as separate investments for purposes of clause (i), with the Fund's cost allocated between them on a proportionate basis. Prior to it being legally permitted to pay the Incentive Fee on Capital Gains, the Fund will calculate the Incentive Fee on Capital Gains and treat it as a contingent deferred fee that will become payable if ever allowable under applicable law, but will not count any such contingent deferred fee as a liability for NAV calculation purposes until such fee becomes payable. For the avoidance of doubt, no Incentive Fee on Capital Gains will be paid with respect to an investment if its fair value at the end of a calendar year does not exceed 200% of the Fund’s cost of that investment.

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Subject to the receipt of exemptive relief from the SEC, the Incentive Fee on Capital Gains may be paid in Shares, valued at the greater of (i) the NAV per Share as of the end of such calendar year and (ii) the market price of the Shares at closing on the last business day of the calendar year, in either case with any fractional Share paid in cash. Until such exemptive relief is obtained, the Incentive Fee on Capital Gains will be paid in cash. To the extent permitted by applicable law or exemptive relief, if the Adviser elects to receive any Management Fee payments due in the form of shares, the value ascribed to those shares for purposes of satisfying accrued fees will be the higher of (i) the net asset value per share or (ii) the trading price per share as of the accrual date.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or federal securities law which cannot be waived or modified. The Investment Advisory Agreement also provides that the Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partners, directors, officers or employees of the Adviser and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Directors) at a meeting held on [●], 2026 and was approved by the sole Stockholder of the Fund as of [●], 2026. The Investment Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in the manner required by the 1940 Act (as modified by any applicable exemptive relief or as interpreted by the SEC or its staff). The Investment Advisory Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser upon not less than 60 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Adviser and the Fund. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser. For the purposes of the Investment Advisory Agreement, the terms “assignment” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Custodian

[●] (the “Custodian” or “[●] ”) serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive [an annual] fee based upon, among other things, [the average daily market value of all long securities and cash held in the Fund’s portfolio, plus certain charges for portfolio transactions]. [●] is located at [●].

Independent Registered Public Accounting Firm

[●] has been engaged as the Fund’s Independent Registered Public Accounting Firm. [●] will audit the Fund’s financial statements and financial highlights, including the notes thereto, included in the Fund’s annual reports.

Compensation of the Portfolio Managers

The Fund’s portfolio managers are compensated by the Adviser and its affiliates for services they perform for the Fund on behalf of the Adviser. The portfolio managers are not currently employees on the payroll of the Adviser or its affiliates and do not receive a base salary. Instead, they receive compensation from management fees earned by the Adviser and its affiliates, including the Management Fee paid by the Fund. Members of the Adviser’s investment team who join in the future may be paid a salary as employees of the Adviser or its affiliates. All members of the Adviser’s investment team, including the portfolio managers, are eligible for a discretionary bonus based on the overall performance of the Adviser and its affiliates and on individual contributions. Bonuses are not necessarily tied to the investment returns of, or the value of assets held in, the Fund or any Other Account. The portfolio managers hold equity interests in affiliates of the Adviser and may therefore benefit directly from the Management Fee and any Incentive Fee on Capital Gains paid to the Adviser.

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Other Accounts Managed by the Portfolio Manager[s]

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio manager[s] and assets under management in those accounts, as of [●].

Type of Account	Number of Accounts Managed	Total Assets Managed ($mm)	Number of Accounts Managed for which Management Fee is Performance- Based	Assets Managed for which Management Fee is Performance- Based ($mm)
[●]	[●]	[●]	[●]	[●]
Registered Investment Companies	[●]	[●]	[●]	[●]
Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
Other Accounts	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]
Registered Investment Companies	[●]	[●]	[●]	[●]
Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
Other Accounts	[●]	[●]	[●]	[●]

[For a description of any material conflicts of interest that may arise in connection with the portfolio manager[s]’ management of the Fund’s investments on the one hand, and the investments of other accounts included above on the other hand, see “Potential Conflicts of Interest” in this SAI.]

[Portfolio Manager[s] Share Ownership]

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
[●]	[●]
[●]	[●]

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Potential Conflicts of Interest

The Adviser was formed in May 2026 and is a wholly-owned subsidiary of FutureCorp, a Delaware limited liability company. The Adviser has limited investing history and has no history managing closed-end management investment companies. In addition to providing investment management and advisory services to the Fund, the Adviser provides investment management and advisory services to the Predecessor Fund and its general partner, any feeder fund that invests in the Fund, and other vehicles formed in connection with the Fund or its predecessors. The Adviser does not currently manage any other fund, account or investment platform, but it may do so in the future, including exchange funds that may invest in the Fund or co-invest alongside it. There will be occasions when the Adviser and its affiliates may encounter potential conflicts of interest in connection with the Fund.

Neither the Adviser nor any of its management persons is registered, or has an application pending to register, as a commodity pool operator, commodity trading adviser, or an associated person of the foregoing entities.

The Adviser does not have any third-party investment adviser affiliations.

The following discussion enumerates certain potential conflicts of interest:

Valuation Matters. The value of all the Fund’s investments or of interest received in exchange for any investments will be determined by the Adviser, as Valuation Designee, in good faith pursuant to the Fund’s valuation procedures and policies and under oversight of the Board. Accordingly, the carrying value of an investment might not reflect the price at which the investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation of investments will affect the amount and timing of the Management Fee.

As Valuation Designee, the Adviser may use the services of nationally recognized independent valuation firm(s) to aid it in determining the fair value of the Fund’s securities. The methods for valuing these securities may include: observable, company specific hard events, including priced financings, tender/secondary transactions with determinable pricing, signed merger & acquisition agreements, initial public offerings/direct listing, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the Fund’s security and the issuer’s circumstances; model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Fund’s security, or are deemed stale, or where significant events indicate transactions inputs may no longer be representative.

The Fund may invest in Private Vehicles. While the Adviser will review and perform due diligence on the valuation procedures used by each manager or general partner of each Private Vehicle and monitor the returns provided by the Private Vehicles, the Adviser will have limited information about the investments owned by each Private Vehicle. As such, the value of the Fund’s investments in Private Vehicles generally will be based on values provided by the manager or general partner of the Private Vehicle (a “Private Vehicle Manager”), and, when such information is not available or, in the view of the Adviser, does not reflect fair value, the Adviser will fair value the investments in Private Vehicles with the assistance of any independent valuation firm(s) as described above.

There are circumstances where the Adviser is incentivized to determine valuations that are higher or lower than the actual fair value of investments. For example, under certain circumstances, the valuation of investments will affect the amount of the Management Fee. The Adviser faces an inherent conflict of interest between determining fair valuations and increasing its own revenues, and there is no guarantee that such conflict will be resolved in the favor of the Fund. The Fund will invest in Private Vehicles and direct investments in which a third-party manager may receive carried interest distributions, as well as make investments alongside other funds and accounts that may pay carried interest distribution to the Adviser, its personnel and/or associated persons. The treatment of carried interest is subject to special U.S. federal income tax rules that could result in the third-party managers (or the Adviser, to the extent that it has influence over such investments) being incentivized to structure, hold and/or sell portfolio investments in a manner that takes into account the U.S. tax treatment of any carried interest, which could adversely impact the Fund. In many cases the Adviser will not be in a position to dictate how or when a portfolio investment is realized, however, such misalignment of interest could exist at the level of the underlying portfolio investments and carried interest or other profit participations payable to their respective sponsors. Additionally, to extent permitted by applicable law, the Fund can be expected to pay a carried interest to the Adviser in the future equal to a share of the capital gains upon, or the capital appreciation of, the funds, or any portion of the funds, of the Fund, subject to a ceiling of 20% of net capital gains or net capital appreciation over a specified period or as of definite dates (computed net of all realized capital losses and unrealized capital depreciation).

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The valuation of investments may also affect the ability of the Adviser to raise successor funds to the Fund (a “Successor Fund”) because prospective investors are likely to consider performance of the Fund in making any investment decisions with respect to a Successor Fund. The Adviser could also be incentivized to determine a higher valuation than the actual fair value of investments.

Co-Investment Opportunities. The Adviser and the Fund intend to apply for an exemptive order from the SEC that, if granted, would expand the Fund’s ability to invest alongside its affiliates, including certain affiliates of the Adviser, in privately placed investments that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) (“Co-Investments”), subject to certain terms and conditions (the “Co-Investment Order”).

If the Co-Investment Order is granted, the Adviser will not cause the Fund to engage in Co-Investments except in reliance on the Co-Investment Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

The Adviser’s Allocation Policy (as defined below) can be revised at any time without notice to, or consent from, the Stockholders.

The Fund, together with interests held by other advisory clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in certain Private Vehicles or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities and may be limited in its ability to transact with such issuers. In addition, the Fund may seek to invest in a Private Vehicle’s non-voting securities and, together with interests held by other advisory clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Private Vehicle not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Private Vehicle and its affiliated persons. As a general matter, however, it is not expected that the Fund will have an ability to vote to appoint, remove or replace the general partner of the Private Vehicles in which the Fund invests. Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Private Vehicle or another issuer. In such circumstances, the Fund may be restricted from transacting with the Private Vehicle or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

Allocation of Investment Opportunities with Other Accounts. The Adviser serves as the investment manager or adviser to one or more other funds or accounts (each such fund or account, an “Other Account”) and may from time to time establish one or more Other Accounts with investment objectives substantially similar to, or different from, those of the Fund. Other Accounts consist of the Predecessor Fund (until the Proposed Reorganization takes effect), any feeder fund that invests in the Fund or Predecessor Fund and other vehicles formed in connection with the Fund or its predecessors (together, the “SpaceCorp Vehicles”). The Adviser does not currently manage any fund, account or investment platform other than the Fund and the SpaceCorp Vehicles, but it may do so in the future, including by forming one or more exchange funds advised by the Adviser (each, an “Exchange Fund”), each of which would be an Other Account. Allocation of available investment opportunities between the Fund and the Other Accounts could give rise to conflicts of interest. For example, investment opportunities that otherwise would be made available to the Fund may instead be allocated to such Other Accounts. Further, the Adviser’s investment professionals may devote substantial time to such Other Accounts in addition to, or in lieu of, time devoted to the Fund.

In order to address potential conflicts of interest, the Adviser will adopt an investment allocation policy that governs the allocation of investment opportunities among the Fund and Other Accounts managed by the Adviser (the “Allocation Policy”). To the extent an investment opportunity is appropriate for either or both of the Fund and/or an Other Account, and co-investment is not possible, the Adviser will adhere to its Allocation Policy in order to determine the account to which the opportunity will be allocated.

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The classification of an investment opportunity as appropriate or inappropriate for the Fund or Other Accounts will be made by the Adviser, in good faith, at the time of purchase and will govern in this regard. This determination frequently will be subjective in nature. Consequently, the Adviser could determine that an investment opportunity is more appropriate for another fund or account, and such investment could be allocated to such other fund or account.

In forming the basis upon which available investment opportunities are allocated among the Fund and Other Accounts under the Allocation Policy, the Adviser will take into account (i) the size and nature of the investment, (ii) the ability of the Fund and/or any such Other Account to exercise management control over the relevant portfolio company, (iii) the investment focus, investment strategy, return profile, investment guidelines, geographic orientation, restrictions, liquidity profile, terms and objectives of the Fund and any such Other Account, (iv) the risk-return or target return profile or projected hold period of the proposed investment relative to the Fund’s and any such Other Account’s current risk profiles, (v) the relative amounts of capital available for investment, (vi) leverage considerations, (vii) existing portfolio composition and principles of diversification, (viii) liquidity, legal, tax, regulatory or contractual restrictions or consequences, (ix) the location of the investment assets, (x) the proximity of the Fund or any such Other Account to the end of its investment period or its specified term, (xi) the management of any actual or potential conflict of interest, (xii) the operating currency and hedging strategies (if applicable, of the Fund and any such Other Account), (xiii) compliance with the Fund’s policy of investing at least 80% of its assets in the type of investments suggested by its name, (xiv) the Fund’s single-issuer limit and the diversification requirements applicable to a RIC, (xv) the liquidity the Fund maintains to satisfy unfunded commitments to Private Vehicles, (xvi) the stage of development of the portfolio company and whether the opportunity is a primary or secondary investment, (xvii) the availability of information rights, board seats or observer rights, (xviii) the availability of applicable co-investment relief under the 1940 Act, (xix) export control, foreign ownership, control or influence, and CFIUS considerations applicable to the Fund, any Other Account or their investors, (xx) sourcing of an investment opportunity, including whether sourced by an investor in the Fund or an Other Account, and (xxi) other considerations that the Adviser in good faith deems relevant. Notwithstanding the foregoing, in certain circumstances as determined by the Adviser in its sole discretion, the Fund or any such Other Account that would otherwise receive an allocation under the policies and principles set out above will not receive such allocation if it would result in allocation of a de minimis amount.

The Adviser will seek to treat all clients fairly and equitably over time in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited investment supplies, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.

Co-investment opportunities offered to the Fund because of its interest in a Private Vehicle will generally be allocated to the Fund. Co-investment opportunities offered to an Other Account because of its interests in a Private Vehicle will generally be allocated to that Other Account. Under certain circumstances, the Adviser may determine not to pursue some or all of an investment opportunity for the Fund that would otherwise be appropriate for the Fund, including, without limitation, as a result of business, reputational or other reasons applicable to the Fund or because the Fund has already invested sufficient capital in the issuer, sector, industry, geographic region or markets in question, or the investment is not appropriate for the Fund for other reasons, as determined by the Adviser in its good faith and reasonable discretion. The Adviser, its officers or other employees, other accounts managed by the Adviser or any of their affiliates or third parties could, thereafter, participate in such investment opportunity even if the Fund does not.

Related SPACs. FutureCorp, the parent of the Adviser, owns sponsor platforms for special purpose acquisition companies (“Related SPACs”), which effect business combination transactions with target companies. Such business combination transactions generally are not part of the Fund’s investment strategy, and as such, the Fund would generally not participate in such a transaction unless it had already invested in the relevant Related SPAC. Also, the Adviser’s interests in a Related SPAC’s sponsor, including founder shares and private placement warrants, may give them an incentive to complete a business combination on terms that differ from the interests of the Fund. Additionally, a Related SPAC may effect a business combination with a company in which the Fund has an investment or might be considering making an investment. The Related SPACs and other affiliates of the Fund may have different interests in such a target company due to differences in the structure of their investments. In such circumstances, the Adviser and its affiliates will be presented with decisions when the interests of the Fund, the Related SPACs and/or other affiliates are in conflict.

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Through its roles with Related SPACs, the Adviser may obtain material non-public information about such company. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. In addition, to the extent the Fund is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Adviser could be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies that are the target of a Related SPAC’s business combination in which the Fund is also invested or is considering making an investment will have the potential to restrict or otherwise limit the ability of the Fund to make investments in or otherwise engage in businesses or activities with such companies.

Additionally, under the 1940 Act, the Fund may have an existing investment in, or under certain circumstances may be deemed an “affiliated person” of, a company that later becomes the target of a business combination for a Related SPAC, which may restrict or limit the Fund’s ability to transact with such company, including investing more equity in such company, unless in compliance with the 1940 Act. As a result, the Fund may need to, or choose to, dispose of the investment to avoid the restrictions under the 1940 Act or other potential liquidity restrictions discussed above. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment or in the Fund being put in a disadvantageous position with respect to the investment as compared to the Relatd SPACs, the Adviser or their affiliates or third parties. The Fund may have to dispose of its investment at a price that is lower than if the business combination had not occurred and may therefore receive lower returns on such investment than the Related SPAC or other affiliates. Whether the Fund participates or declines to participate in any such transaction will be made by the Adviser in its sole discretion, subject to the Adviser’s fiduciary duties and applicable law, including the 1940 Act, the rules thereunder and/or applicable exemptive relief. There is no assurance that any such determination will be resolved in favor of the Fund’s interests.

Allocation of Personnel. The Adviser and its officers and employees will devote as much of their time and attention to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. However, the Adviser, FutureCorp and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential to be in competition with the Fund and/or to involve substantial time and resources of the Adviser. FutureCorp personnel will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of other clients of the Adviser and their portfolio companies, including other investment programs to be developed in the future. As result, not all of the Adviser’s and its personnel’s business time will be devoted to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, FutureCorp and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund, the Related SPACs and other clients of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and Stockholders. Furthermore, FutureCorp, the Adviser and their personnel derive financial benefit from these other activities, including fees and performance-based compensation. These and other factors create conflicts of interest in the allocation of time by FutureCorp’s and the Adviser’s personnel. The Adviser’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and Stockholders rely on the Adviser’s judgment in this regard.

Exchange Funds. The Adviser may in the future form and advise one or more Exchange Funds, in which investors would contribute securities they hold, including securities of private companies in the Space Economy, in exchange for interests in the Exchange Fund. An Exchange Fund may invest in the Fund but will not be required to do so. Any such investment is expected to be made through a feeder fund that invests in the Fund, structured to comply with the voting and control limitations of the 1940 Act, including Section 12(d)(1), such as through mirror voting of the feeder fund’s Shares. An Exchange Fund may also take co-investment positions alongside the Fund in portfolio companies, subject to the 1940 Act, applicable exemptive relief and the Allocation Policy. Exchange Funds may have investment objectives, fees, terms and investors that differ from those of the Fund, may hold securities of companies in which the Fund invests or seeks to invest, and may buy, hold or sell Shares or portfolio securities at times and prices that differ from the Fund. These arrangements may create conflicts of interest, including in the allocation of investment opportunities, the valuation of securities held by both the Fund and an Exchange Fund, the voting of any Shares held indirectly by an Exchange Fund and the compensation the Adviser receives from the Exchange Fund and the Fund.

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Follow-on investments in a portfolio company, including the exercise of pro rata, preemptive or participation rights, will generally be allocated to the fund or account that holds the existing investment, subject to the factors described above. See also “Follow-On Investments” below.

Where an investment opportunity exceeds the amount that the Adviser determines is appropriate for the Fund, the Adviser may offer the excess to Other Accounts, to third-party co-investors or to special purpose vehicles formed by the Adviser or its affiliates, in each case to the extent permitted by the 1940 Act and applicable exemptive relief. The Adviser or its affiliates may receive fees or carried interest from such vehicles.

Notwithstanding the above, certain funds or accounts managed by the Adviser could be allocated investment opportunities sourced by one or more of such fund’s or account’s beneficial owners or investors, or due to the relationships that one or more such beneficial owners or investors has with other sponsors or other sources of investment opportunities (including, for the avoidance of doubt, relationships arising from pre-existing investments by accounts managed by the Adviser or an affiliated adviser in which such a beneficial owner participates). Accordingly, in many circumstances, such investment opportunities that are not sourced by the Adviser would not be allocated to the Fund, in whole or in part, and such investment opportunities could be allocated solely or primarily to such other funds or accounts. In addition, from time to time, sponsors or owners of, or other persons involved with, the Fund’s potential portfolio investments could determine which funds or accounts could participate in investment opportunities sourced by the Adviser, and any such determination could differ from the allocation the Adviser would have made under its Allocation Policy.

To the extent the investment focus of an Other Account may overlap with the investment focus of the Fund, not all investment opportunities suitable for the Fund (in whole or in part) will be allocated to the Fund and, in some instances, the Fund will be allocated less of an investment opportunity than would otherwise be the case absent such other funds and accounts.

FutureCorp, its affiliates and their personnel may invest for their own accounts, or for other programs they sponsor, in investment opportunities that may be suitable for the Fund, subject to the Adviser’s code of ethics, the Allocation Policy and the 1940 Act. Such opportunities may not be offered to the Fund.

The Allocation Policy will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if the Fund is able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with Other Accounts. Generally, under the Allocation Policy, co-investments will be allocated pursuant to the conditions of an exemptive order. Under the Allocation Policy, a portion of each opportunity that is appropriate for the Fund and any affiliated fund or other account, which may vary based on asset class and liquidity, among other factors, will generally be offered to the Fund and such other eligible accounts, as determined by the Adviser. If there is a sufficient amount of securities to satisfy all participants, each order will be fulfilled as placed. If there is an insufficient amount of securities to satisfy all participants, the securities will generally be allocated at the discretion of the Adviser.

Furthermore, subject to the 1940 Act and Co-Investment Order, there can be no assurance that the application of the policies and principles set out above will result in the Fund participating in all investment opportunities that fall within its investment objectives.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner over time, the Fund and Stockholders can be adversely affected to the extent investment opportunities are allocated among the Fund and other investment vehicles managed by the Adviser. The Adviser expects to offer investment opportunities suitable for the Fund or any other registered investment companies and/or business development companies it advises to the Fund or such other registered investment companies and/or business development companies in the first instance, after which it expects to allocate, in its discretion, to the Adviser, its officers or other employees, other accounts managed by the Adviser or any of their affiliates or third parties. There Adviser will not make allocations to an account or set of accounts based on account performance or the amount or structure of fees.

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The Adviser can receive different amounts or structures of compensation from the Fund and Other Accounts with similar investment objectives as the Fund. The Adviser could have an incentive to favor Other Accounts from which it receives higher compensation in making its allocation decisions.

Follow-On Investments. Investments made by the Fund in portfolio companies where the Fund holds an existing investment, including, without limitation, to finance follow-on acquisitions, present conflicts of interest, including determination of the amount and terms of equity and/or debt financing to be provided, as well as the allocation of the investment opportunities in the case of follow-on investments by the Fund in a portfolio company in which one or more Other Accounts have previously invested. In addition, subject to the 1940 Act and the Co-Investment Order, the Fund may participate in re-levering and recapitalization transactions involving a portfolio company in which one or more Other Accounts have already invested or will invest. Conflicts of interest may arise, including determinations of whether existing investors (including the Fund) are being offered liquidity at a price that is higher or lower than market value and whether new investors (including the Fund) are paying too high or too low a price for the company or purchasing securities with terms that are more or less favorable than the prevailing market terms. Furthermore, a conflict of interest also arises because an Other Account that participates in a follow-on investment in a portfolio company held by the Fund will benefit from the initial evaluation, investigation and due diligence undertaken by the Adviser on behalf of the Fund and from operational or other information about such portfolio company acquired from the Fund’s ownership of interests in a portfolio company. In such circumstances, such benefiting Other Account will not be required to reimburse the Fund for expenses incurred in connection with researching such investment. An investment by the Fund in a portfolio company in which an Other Account invests at a later stage may be made at a higher or lower valuation than the investment in such portfolio company by such Other Account and an investment by such Other Account in any such portfolio company may dilute the Fund’s interest in such portfolio company.

Investments in Portfolio Companies of Other Accounts. Subject to the limitations of the 1940 Act and applicable co-investment exemptive relief, the Fund may invest in debt or equity securities of companies in which an Other Account holds debt or equity securities. In addition, subject to the limitations of the 1940 Act and applicable co-investment exemptive relief, certain Other Accounts may invest in debt or equity securities of companies in which the Fund holds debt or equity securities. Subject to the limitations of the 1940 Act and applicable co-investment exemptive relief, if the acquisition of interests in such portfolio investments or dispositions thereof are made by the Fund or such Other Accounts at different times or on different terms, the interests of the Fund may be in conflict with the interests of one or more Other Accounts, particularly in circumstances where the underlying company is facing financial distress.

In circumstances where the Fund and Other Accounts hold investments in different types of securities in a portfolio company or in different tranches or classes of a portfolio company’s debt and/or equity, the Adviser will attempt to resolve conflicts of interest arising therefrom in good faith, including, to the fullest extent permitted by applicable law, to take steps in respect of such investments to reduce the potential for adversity between the Fund and the Other Accounts, including by causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as, for example but without limitation (i) remaining passive in a portfolio company restructuring or similar situation (including by electing not to vote or voting pro rata with other security holders), (ii) divesting investments, (iii) appointing an independent decision-maker, or (iv) otherwise taking an action designed to reduce such adversity. There can be no assurance that any such steps will be taken or will reduce or eliminate such a conflict. Additionally, the Fund and Other Accounts may make investments at different levels of a portfolio company’s capital structure or otherwise in different classes of a portfolio company’s securities or loans, or in special purpose vehicles formed by a portfolio company, subject to the limitations of the 1940 Act. Further, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which the Adviser has a material relationship, in which case the Adviser will have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority, such as lien priority, payment priority, maturity and structural seniority) than those held by an Other Account, the Adviser and its affiliates will be presented with decisions when the interests of the funds are in conflict. Decisions about what action should be taken in a troubled situation, including whether or not to enforce claims or bring litigation against a portfolio company, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, the terms of any work-out or restructuring or other concessions that may be given in such a situation raise conflicts of interest. In addition, because different legal rights are associated with debt and equity investments, a conflict of interest arises in respect to the advice given to, and the actions taken on behalf of, a debt-holding Other Account versus an equity-holding Other Account, including the Fund. These conflicts also present themselves with respect to investment activity of Adviser personnel, who at times will invest in different or overlapping levels of a portfolio company's capital structure.

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The Adviser may also express inconsistent or contrary views of commonly held investments or of market conditions more generally. As such, the Fund could buy a security at the same time an Other Account has determined to sell, or the Fund may sell a security at the same time an Other Account has determined to buy. Conflicts may also arise between the Fund and the Other Account in relation to whether to pursue add-on opportunities and whether to implement changes to a portfolio company’s leadership or operations. The Adviser can take steps to reduce the potential conflicts of interest between the various Other Accounts, including causing an Other Account to take certain actions that, in the absence of such conflict, it would not take (e.g., an Other Account may divest itself of an asset it otherwise may have retained, the Adviser may establish information barriers, certain matters may be referred to an advisory committee or a third-party, or an Other Account may refrain from taking certain actions that may otherwise be to its benefit). Any such steps could have the effect of benefiting one Other Account or the Adviser at the expense of another Other Account. The Adviser will attempt to resolve any such conflicts in good faith, but there can be no assurance that such conflicts of interest or actions taken by the Adviser will not have an adverse effect on the Fund. There can be no assurance that the performance of the Fund would be equal to and not less than the performance of the Other Account participating in the same transaction or that it would have been as favorable as it would have been had such conflict not existed. Conflicts of interest related to investments by Other Accounts also may result in the Fund limiting its participation in certain attractive investment opportunities. In particular, and subject to the limitations of the 1940 Act and applicable co-investment exemptive relief, if the Other Account seeks to exit such an investment in advance of the Fund, it would create conflicts in how each fund manages the joint investment, including decisions around maximizing short-term versus long-term value, and how the Other Account structures its exit.

Transactions Involving Private Vehicles, Direct Investments and Other Third-Party Funds. The Fund could, to the extent permitted by the 1940 Act and other applicable law, invest in a Private Vehicle or direct investment whose general partner, manager, sponsor or founder (or the individual owners or key personnel thereof) have a relationship with the Adviser or its affiliates (including, for example, as an investor in FutureCorp, the Adviser’s parent company) or which is directly or indirectly partially owned by an Other Account, and such affiliate or such other fund or account (and indirectly the Adviser itself) could indirectly benefit by receiving directly or indirectly a portion of the fees the Fund pays in consideration of the investment advisory and other services provided with respect to such Private Vehicle or direct investment. Further, the Fund could invest in a Private Vehicle or direct investment whose general partner, manager, sponsor or founder (or the individual owners or key personnel thereof) is an investor or prospective investor in the Fund, an Other Account or a fund or account managed by an affiliated adviser. In such circumstances, conflicts of interest will arise as the Adviser could be incentivized to take such actual or prospective investments by such general partner, manager, sponsor or founder (or the individual owners or key personnel thereof) and the potential carried interest, management fees and/or other economic benefits to the Adviser and its affiliates from such investments, into consideration in determining to invest the Fund in such Private Vehicle or direct investment.

Furthermore, to the extent permitted by the 1940 Act, the Fund could buy securities from a third-party fund in which the Other Accounts or a fund or account managed by an affiliated adviser are limited partners and/or have an investment in the general partner or manager of such third-party fund. Any other funds or accounts invested in such selling fund could indirectly benefit from such transaction. The Fund could also buy securities of a company that is owned, in part, by an Other Account or a fund or account managed by an affiliated adviser or that is owned, in whole or in part, by third-party funds in which an Other Account or other funds or accounts managed by an affiliated adviser, or an affiliate of the Adviser, are limited partners, and the transaction could allow such other funds or accounts or such third-party funds to increase their holding value of such securities, which could benefit such Other Accounts or other funds or accounts managed by an affiliated adviser, or an affiliate of the Adviser, and the Adviser itself.

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Competing Portfolio Companies. The activities of the portfolio companies of the Fund and of Other Accounts or other funds or accounts managed by an affiliated adviser could conflict with each other. The Fund could, for example, invest in a portfolio company that competes with a different portfolio company held by the Fund or an Other Account or a fund or account managed by an affiliated adviser or that becomes involved in a legal dispute with such portfolio company. Conflicts among portfolio companies could preclude the Adviser from taking actions it would otherwise have taken on behalf of the Fund to the extent the Adviser determines that such action would be detrimental to one or more of the other funds and accounts it manages, including the Fund.

Business with and among Portfolio Companies and Service Providers. Given the collaborative nature of the Adviser’s business and the portfolio companies in which the Fund or an Other Account plans to invest or has invested, there are situations where the Adviser is in the position of recommending the services of a portfolio company of the Fund or an Other Account to other portfolio companies of the Fund or an Other Account. Because the Fund is primarily focused on making investments in early- and late-stage private companies in the industrial space sector (the “Space Economy”), it is likely that the Fund could have limited options when choosing companies to invest in, and any number of these companies may have pre-existing relationships with other portfolio companies of the Fund. The Adviser generally has a conflict of interest in making such recommendations, in that the Adviser has an incentive to maintain goodwill between it and the existing and prospective portfolio companies, while the products or services recommended may not necessarily be the best, or most economical, available to the portfolio companies held by the Fund.

The Adviser may have an incentive to recommend, where applicable, the products or services of certain investors or prospective limited partners or their related businesses to the Fund or its portfolio companies for use or purchase, even though the products or services recommended may not necessarily be the best, or most economical, available to the Fund or the portfolio companies.

In certain instances, a portfolio company competes with, is a customer of, or is a service provider to, another portfolio company of the Fund or an Other Account. In addition, to the extent permitted by the 1940 Act and other applicable law, the Fund also may make investments in companies that compete with, are customers of, or are service providers to, a portfolio company or an Other Account. The performance and operations of a competitor, customer or service provider to a portfolio company could conflict with, and adversely affect, the performance and operations of another portfolio company or could adversely affect prices, business opportunities or potential acquisition opportunities. A conflict of interest may arise because the actions of one portfolio company may have adverse consequences for a separate portfolio company. For instance, a portfolio company may seek to expand its market share at the expense of another portfolio company; withdraw business from another portfolio company in favor of another portfolio company offering the same product or service at a lower price; increase its own prices; purchase assets from, or sell assets to, another portfolio company; commence litigation against another portfolio company; or prevent one portfolio company from commencing litigation against another portfolio company.

In certain cases, the Adviser or its affiliates could provide services to the Fund’s portfolio companies. To the extent permitted under the 1940 Act and applicable exemptive relief and SEC no-action letters, the Adviser or its affiliates could receive compensation for such services provided to portfolio companies. Any transaction, monitoring, director or similar fees that the Adviser, its affiliates or its personnel receive from a portfolio company in connection with the Fund’s investment in that company, to the extent permitted by the 1940 Act, will be paid to the Fund. Further, the Adviser and/or its affiliates, on behalf of a private fund the Adviser manages (for purposes of this paragraph, a “FutureCorp Private Fund”), may engage in business with certain service providers, including for example, investment bankers, outside legal counsel and pension consultants, who are limited partners and/or who provide services (including lending and/or other financing arrangements) to the Adviser, the Fund, a FutureCorp Private Fund, the portfolio companies and/or businesses that are competitors of the Adviser. Such engagement may be concurrent with an investor’s admission to a FutureCorp Private Fund, or during the term of such investor’s investment in a FutureCorp Private Fund. This creates a conflict of interest, as the Adviser may give such FutureCorp Private Fund investor preferred economics, enhanced information or other terms with respect to its investment in a FutureCorp Private Fund or may have an incentive to offer such investor co-investment opportunities that it would not otherwise offer to such investor absent the service provider relationship. The Adviser will have a conflict of interest with the Fund in recommending the retention or continuation of a service provider to the Fund or a portfolio company if such recommendation, for example, is motivated by a belief that the service provider will continue to invest in a FutureCorp Private Fund or will provide the Adviser information about markets and industries in which the Adviser operates or is interested or will provide other services that are beneficial to the Adviser and/or will provide financial sponsorship of events held by the Adviser (such as transaction closing dinners or outings, or informational summits or training events for the Adviser or portfolio company personnel). There is a possibility that the Adviser, because of such belief or for other reasons, may favor such retention or continuation even if a better price and/or quality of service could be obtained from another person.

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In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to FutureCorp, the Adviser or their affiliates as compared to services provided to the Fund and its portfolio companies, which may result in more favorable rates or arrangements than those payable by the Fund or such portfolio companies. For example, the fee for a particular type of service can vary based on the complexity of the matter as well as the expertise required and demands placed on the service provider. However, even if the type of service used by the Fund is the same as those services used by the Adviser, Other Accounts, their portfolio companies, or their respective affiliates, the Fund and such other parties could enter into different arrangements or pay different amounts or rates with the same service providers for the same services. Moreover, the Fund or the Adviser may not be in a position to verify the risks or reliability of such third-party service providers. The Fund may suffer adverse consequences from actions, errors or failures to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them.

The Fund and Other Accounts may hold equity or debt investments in certain service providers (including, without limitation, accountants, administrators, valuation agents, lenders, bankers, brokers, attorneys, consultants, research firms, placement agents and other advisors and agents) that provide or may in the future be engaged to provide services to the Fund or the Adviser or its affiliates. In addition, the Fund may invest in service providers that provide or may in the future be engaged to provide such services to Other Accounts, or that otherwise have business, personal, financial, or other relationships with the Adviser, its affiliates, Other Accounts or their respective portfolio companies. Such service providers could also be investors in the Fund, Other Accounts or their respective portfolio companies, affiliates of the Adviser, sources of investment opportunities or co-investors or counterparties therewith. Additionally, employees of the Adviser could have family members or relatives employed by such service providers.

Subject to the limitations of the 1940 Act and SEC guidance, these service providers and their affiliates could contract with or enter into custodial, financial, banking, administration, valuation, advising, brokerage, placement agency or other arrangements or transactions with the Fund, the Adviser or its affiliates, any investor in the Fund, or any portfolio company in which the Fund has made an investment. These relationships could influence the Adviser or its affiliates in deciding whether to select or recommend such a service provider to perform services for the Fund or a portfolio company. If the Fund or Other Accounts invest in a company which provides services to the Fund, any other funds or accounts managed by the Adviser or any of their respective portfolio companies, to the extent permitted under the 1940 Act and applicable exemptive relief and SEC no-action letters, (i) the cost of such services will generally be borne directly or indirectly by the Fund or such other funds or accounts or their respective portfolio companies, as applicable, and (ii) any fees paid to such service providers in connection therewith will not offset the Management Fee borne by the Fund. To the extent the Fund makes a portfolio investment in any such company, it is possible that actions taken by the Fund in a distressed situation as a debt holder could adversely impact such company and the funds or accounts or their portfolio companies that such company provides services to (and vice versa, where Other Accounts hold equity or debt investments in such companies that provide services to the Fund or its portfolio companies). These relationships could also preclude the Adviser from taking actions it would otherwise have taken on behalf of the Fund to the extent the Adviser determines such action would be detrimental to Other Accounts or their portfolio companies.

Positions with Portfolio Companies and Private Vehicles. Personnel of FutureCorp may serve as directors of, or observers on, boards of certain portfolio companies and in certain cases with respect to companies that are not investments of the Fund. While conflicts of interest may arise in the event that an individual’s fiduciary duties as a director conflict with those of the Fund, it is expected that interests will generally be aligned. However, such positions could impair the ability of the Fund to buy the securities of an issuer or to buy or sell the securities at an opportune time, in the event a director is in possession of material non-public information by virtue of his or her role on the board, which would have an adverse effect on the Fund. Personnel of FutureCorp serving as directors may make or fail to make decisions for a portfolio company that negatively impact returns received by the Fund. In addition, to the extent any personnel of FutureCorp serve as a director on the board of more than one portfolio company, such personnel’s fiduciary duties between the two portfolio companies may create a conflict of interest. Further, employees of the Adviser or its affiliates have in the past left, and may in the future leave the employment of the Adviser or its affiliates and become an officer, employee, or consultant of a portfolio company, which shifts the burden of compensating such persons from the Adviser or such affiliates to the applicable portfolio companies, and any amounts received by such persons as an employee or other service provider of a portfolio company will be borne by a portfolio company and therefore indirectly by the Fund. Further, such former employees of the Adviser or its affiliates could, in certain cases, become senior advisors (including concurrently with being an officer, employee or consultant of a portfolio company) or at some point in the future return to FutureCorp as full-time employees. Additionally, applicable law may limit FutureCorp personnel’s ability of becoming a director of more than one portfolio company, and in some cases, FutureCorp personnel may have to choose one portfolio company’s board to serve on over another portfolio company’s board. This may have adverse impact on the Fund’s ability to manage certain of the investments and related investment objectives.

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To the extent permitted by applicable law and/or any applicable SEC-granted exemptive order or no action relief, senior or other advisors of the Fund often have the right or could be offered the ability to (i) co-invest alongside the Fund, (ii) otherwise participate in equity plans for management of any such portfolio company, or (iii) invest directly in the Fund or in a vehicle controlled by the Fund, including after the termination of their engagement by or other status with the Adviser and its affiliates. Such co-investment could result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such participation Such co-investment and/or participation could vary by transaction. Additionally, and notwithstanding the foregoing, these senior or other advisors, as well as Other Accounts could be (or could have the preferred right to be) investors in the Fund’s portfolio companies and/or Other Accounts. Senior and other advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as senior and other advisors.

In certain circumstances, an investor in an Other Account could have a pre-existing relationship with the sponsor of a Private Vehicle in which such fund or account participates alongside one or more Other Accounts. In connection with such investment, the sponsor of such Private Vehicle could decide to offer an advisory committee seat directly to such investor (and not to the Adviser) or, where such investor invests in an Other Account solely for that investor’s benefit, the sponsor could offer an advisory committee seat to the Adviser or an affiliate solely in its capacity as the manager of such managed account, acting solely for the benefit of such investor, and not in its capacity as the manager of all funds or accounts managed by the Adviser or an affiliate. In such circumstances, the advisory committee seat would be made available to the Adviser or an affiliate solely to serve the interests of the investor with the pre-existing relationship with the sponsor. While the Adviser or an affiliate could be offered an additional advisory committee seat to be exercised for the benefit of any other funds or accounts participating in the relevant Private Vehicle, including the Fund, there can be no assurance of this and, in many if not all instances, this could not be the case. Conflicts of interest will arise where the Adviser or an affiliate is offered advisory committee seats in such circumstances. The interests of the investor with the pre-existing relationship with the sponsor of the Private Vehicle on the one hand, and of the Fund or an Other Account participating in such investment on the other hand, may not be aligned in all circumstances in which the Adviser or an affiliate is called on to take any action as the holder of an advisory committee seat made available to the Adviser or an affiliate solely for the benefit of such investor. Any action taken by the Adviser or an affiliate for the benefit of such investor could adversely impact the Fund.

Outsourcing. Services required by the Fund (including some services provided by the Adviser to Other Accounts) may for certain reasons, including efficiency considerations, be outsourced in whole or in part to third parties in the discretion of the Adviser in connection with the operation of the Fund, and the expenses of such third parties will be Fund expenses. Such outsourced services may include, without limitation, fund administration and fund accounting, transfer agency, custody, third-party valuation, tax preparation, audit support, compliance and financial reporting support (including outsourced chief compliance officer or chief financial officer services), anti-money laundering and know-your-customer services, information technology and cybersecurity, licensed software and data (including equity management and capitalization table platforms), data processing, trade settlement, investor relations, legal support, the sourcing of investment opportunities through finders or placement agents and other non-advisory services. Any outsourced services will not include investment advisory services, except under a sub-advisory agreement approved in accordance with Section 15 of the 1940 Act. Outsourcing may not occur uniformly for all Adviser-managed funds and, accordingly, certain costs may be incurred by the Fund through the use of third-party service providers that are not incurred for comparable services used by Other Accounts. The decision by the Adviser to initially perform particular services in-house for the Fund will not preclude a later decision to outsource such services, or any additional services, in whole or in part to third parties. Conversely, the Adviser or its affiliates may perform services in-house that would otherwise be outsourced, and the Fund may bear the costs of those Insourced Services as described under “Fund Expenses” in the Prospectus. The Adviser conducts due diligence on, and oversees, the Fund’s third-party service providers, subject to the oversight of the Board, including under the Fund’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The costs, fees or expenses of any such third-party service providers will be treated as Fund expenses borne by the Fund.

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Competing Bids with Other Accounts. In connection with many direct investment opportunities, two or more lead sponsors will bid against each other in an auction process for the opportunity to acquire the same portfolio company. The Fund and Other Accounts could participate in competing bids alongside two or more lead sponsors, which could ultimately result in a higher purchase price for the lead sponsor that ultimately secures the investment opportunity, and therefore could result in a higher transaction cost for the Fund if the Fund participates in the opportunity. Alternatively, one or more lead sponsors could decline to grant an opportunity to invest in a portfolio company to the Fund if the Fund or Other Accounts are already in negotiation to invest with another lead sponsor in the same portfolio company.

Limited Leverage due to Other Accounts. Many banks limit their exposure to all funds under management by a single manager and accordingly the Fund and Other Accounts could be limited in the amount they can borrow from a particular bank. The Adviser has discretion to determine the appropriate amount of leverage to make available to the Fund (subject to oversight by the Board) and any such other funds and accounts under any credit line or lines. As a result, the Fund may not employ leverage in pursuit of its investment strategies or may use less leverage than it otherwise would have had the Adviser ultimately determined not to use leverage with other funds or accounts it manages. Such a determination could adversely impact the Fund or could otherwise result in such other funds or accounts achieving returns that are better than the returns achieved by the Fund.

Conflicting Interests of Stockholders. Stockholders can have conflicting investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual Stockholders can relate to or arise from, among other things, the nature of investments made by the Fund, the structuring or the acquisition of investments and the timing of disposition of investments. It is also possible that the Fund or the Fund’s portfolio companies will be counterparties to or participants in agreements, transactions or other arrangements with a Stockholder or an affiliate of such Stockholder. In addition, the Fund could make investments that could positively or negatively impact other investments made by a Stockholder or an affiliate of such Stockholder. Likewise, other investments by Stockholders and their affiliates could positively or negatively impact investments by the Fund. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its Stockholders as a whole, not the investment, tax or other objectives of any Stockholder individually.

Transactions between the Fund, Stockholders and/or Other Accounts. Stockholders and prospective Stockholders of the Fund or Other Accounts can, to the extent permitted by the 1940 Act and other applicable law, sell or buy portfolio investments to or from the Fund and, in the case of such a sale, can use the proceeds to make investments in the Fund, an Other Account or a fund or account managed by an affiliated adviser. Such transactions can give rise to conflicts of interest to the extent that the Adviser facilitates such transactions and the Adviser might indirectly benefit from the proceeds of such transactions being invested in Other Accounts or other funds or accounts managed by an affiliated adviser.

Feeder Fund. The Adviser or one of its affiliates will be the manager of one or more feeder funds that pursue their investment objectives by investing substantially all of their assets in the Fund. Any such feeder fund is expected to mirror vote its Shares in proportion to the vote of the other Stockholders of the Fund. The Adviser and its affiliates could face conflicts of interest in acting in the best interests of any such feeder fund and the Fund, in accordance with their fiduciary duties.

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Strategic Investments and Other Accounts. The Fund could make strategic investments as determined by the Adviser that have the potential for generating future investment opportunities for the Fund and/or Other Accounts in the future, and the Adviser expects to primarily consider the potential for such future investment opportunities in its evaluation of, and decision to cause the Fund to make, such strategic investments. Such investments could, for example, adversely impact the Fund’s ability to participate in other investments that would have been more advantageous to the Fund and might not perform as well as investments made by Other Accounts in the future. Strategic investments will be selected primarily because such investments are expected to increase the likelihood of generating investment opportunities. Future investment opportunities attributable to such strategic investments will be allocated among the Fund and the Other Accounts in accordance with the Adviser’s Allocation Policy, and the Fund will not have any investment priority over any other funds or accounts with respect to any such opportunities. Furthermore, the Fund could choose not to participate in such investment opportunities, if and when they arise, and, to the extent such opportunities would cause the Fund to be in breach of its investment restrictions or would require an investment in excess of the Fund’s available capital, such opportunities could be allocated in full to other funds or accounts. As such, the Fund ultimately might not participate in such future investment opportunities if and when they arise.

Finder’s Fees. Any finder’s, placement, brokerage, and other similar fees (or an allocable portion thereof) incurred in connection with sourcing portfolio investments will be payable by the Fund. One possible source of portfolio investments is Stockholders or prospective Stockholders of the Fund or investors in Other Accounts, and such persons may, to the extent permitted by law, be paid finders or other similar fees.

Restrictions due to Possession of Material Non-Public Information. In connection with the management of the Fund or Other Accounts, the Adviser could come into possession of material, non-public information in respect of certain portfolio companies or could otherwise become an “insider” with respect to such companies. The Adviser has not established information barriers between its internal investment teams. In an effort to manage possible risks arising from the Adviser’s decision not to implement such information barriers, the Adviser maintains a code of ethics and provides training to relevant personnel with respect to the misuse of material, non-public information. In addition, FutureCorp’s compliance department maintains a list of restricted securities with respect to which FutureCorp could have access to material, non-public information and in which the Adviser is not permitted to trade. Trading by the Adviser on the basis of such information, or improperly disclosing such information, or trading while the Adviser has such “insider” status, can be restricted pursuant to applicable law and/or internal policies and procedures adopted by the Adviser to promote compliance with applicable law. Accordingly, the possession of inside information or insider status with respect to such portfolio companies will likely significantly constrain the Fund’s investment activities with respect to such portfolio companies. In particular, due to possession by the Adviser of such information or status in respect of companies in respect of which the Fund holds publicly traded securities or (to the extent permitted) is targeting investment in such securities, the Fund is not likely to be able to initiate a purchase or sale transaction involving such securities other than in very limited circumstances, which could adversely impact the Fund. The Fund could also be subject to contractual “stand-still” obligations, “non-circumvent” obligations and/or confidentiality obligations that restrict its ability to trade in such securities. In certain circumstances, the Adviser could engage an independent agent to dispose of securities of issuers in which the Adviser is deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that could be lower than the Fund’s valuation of such securities.

While the Adviser currently operates without information barriers, the Adviser could be required by certain regulations, or decide that it is advisable, to establish information barriers. In such event, the Adviser’s ability to operate as an integrated platform would be impaired, which would limit the Adviser’s access to certain personnel and could adversely impact its ability to manage the Fund’s investments. The establishment of such information barriers could also lead to operational disruptions and result in restructuring costs, including costs related to hiring additional personnel as existing investment professionals are allocated to either side of such barriers, which could adversely affect the Adviser’s business and the Fund.

Warehousing Conflicts. In certain circumstances, subject to applicable laws and applicable agreements, the Fund could acquire an investment from unaffiliated third parties that have acquired the investment with the expectation of selling or reallocating a portion of such investment to the Fund. In such circumstances, the Fund may pay more to acquire the investment than the Fund would have paid had the Fund initially made the investment.

Similarly, in certain circumstances, subject to applicable law, the Fund could initially acquire or agree to acquire an investment with the expectation of eventually selling or reallocating a portion of such investment to unaffiliated third-parties, including for temporary purposes in connection with any rebalancing of the Fund’s portfolio.

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There can be no assurance that the Fund will be successful in subsequently selling or reallocating such portion of such investment, and the Fund could consequently hold a greater concentration and have more exposure to such investment (and its related expenses) than was initially intended, which could reduce the Fund’s overall investment returns. Furthermore, if such investment is not consummated, the Fund could bear all of the related broken-deal expenses, including expenses related to the portion of the proposed investment it had expected to sell. In addition, to the extent the Fund sells a portion of an investment to an unaffiliated third party in connection with a rebalancing, there is no guarantee that the Fund will be able to repurchase such investment from that third party should it later wish to do so.

Other Activities of the Adviser. The Adviser and its affiliates may sponsor, act as general partner or investment manager of, or provide advice to, managed accounts and other private investment funds, regulated funds or special purpose acquisition companies or may otherwise engage in businesses in addition to, or unrelated to, the Fund. The members of the investment team may work on other projects, including, but not limited to, the Adviser and advisory clients and other investment vehicles managed by the Adviser or its affiliates. The Adviser may give advice and take actions in the performance of its duties to the Fund that differ from the advice given, or the timing and nature of actions taken, with respect to its own accounts and/or other advisory clients’ accounts. Accordingly, conflicts may arise in the allocation of management resources.

Additionally, the relevant personnel of the Adviser will devote that portion of their business time to the affairs of the Fund necessary for the proper performance of their duties. Other investment and financial services activities of the Adviser and its affiliates are likely to require those individuals to devote substantial amounts of their time to matters unrelated to the business of the Fund.

Further, the Adviser has assembled a group of board candidates, its “Directors in Residence,” with experience in late-stage operations, the financial transition to public markets and public company governance. The Fund’s portfolio companies may draw on these candidates for board service, and participation in the program is voluntary for both the portfolio companies and the Directors in Residence. Directors in Residence and other persons who are not personnel of the Adviser may have separate relationships with portfolio companies, including board service, which they negotiate directly with those companies. The existence and development of these relationships may influence whether or not the Adviser undertakes a particular action on behalf of the Fund.

Other Relationships of the Adviser. The Adviser has relationships with numerous investors, including institutional investors and their senior management. The Adviser also is expected to have strategic relationships with certain Stockholders. The existence and development of these relationships may entitle such investors to certain benefits and may influence whether or not the Adviser undertakes a particular action on behalf of the Fund.

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Code of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this SAI forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at https://www.sec.gov. Stockholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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PROXY VOTING POLICIES AND PROCEDURES

The Fund’s investments in Private Vehicles do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for these types of investments is substantially lower than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Private Vehicles in which it invests seeking the consent of or voting by holders, and may also receive proxies relating to other investments held by the Fund, including registered equity securities. The Board has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities. The proxy voting policies and procedures of the Adviser are described below.

The Adviser’s policies and procedures are reasonably designed to seek to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies. The Adviser will review on a case-by-case basis each proposal submitted for a Stockholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such proposals if there exist compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Adviser’s Portfolio Manager[s]. The Adviser seeks to vote in a prudent and timely fashion and only after careful evaluation of any proposal presented on a proxy ballot. The Adviser intends to consider all factors it considers relevant, including, but not limited to, the implications of changes in corporate governance structures, adoption of, or amendments to, compensation plans and matters involving social issues or corporate responsibility. The Adviser seeks to avoid direct or indirect conflicts of interest raised by exercising its voting discretion and considers only those factors that relate to its client’s investment and its investment objectives, and may determine that abstaining on a proposal may be in the best interests of the client.

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the most recent 12-month period ending [●] will be available, without charge, upon request by calling [●], e-mailing [●], and on the SEC’s website at www.sec.gov.

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Portfolio Transactions

Investments that the Fund makes are generally investments in private companies or purchases in private placements and generally do not involve brokers. The Fund may use brokers to sell public stock received when a private company completes an IPO, or received in the form of stock distributions from underlying partnerships. In addition, the Fund may use brokers to sell interests in private funds.

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of any securities transactions in the Fund’s portfolio and the Fund’s allocation of finders, placement, brokerage, and other similar fees. When selling securities, the Fund generally sells through a diversified group of finders, placement agents, brokers, and other intermediaries, which, for traded securities, are selected on the basis of best price and execution. Soft dollar arrangements are not utilized for this purpose.

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of material U.S. federal income tax considerations affecting the Fund and the ownership and disposition of Shares, but it does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a particular person’s decision to acquire Shares. This discussion applies only to initial investors who hold Shares as capital assets for tax purposes. This discussion does not address federal estate, state, local and non-U.S. tax consequences, any minimum tax consequences or any consequences resulting from the Medicare tax on investment income. Moreover, the discussion below does not address the consequences to taxpayers subject to special tax accounting rules under Section 451(b) of the Internal Revenue Code (the “Code”). In addition, it does not describe all of the tax consequences that may be relevant to investors subject to special rules, such as:

•	certain banks or financial institutions;

•	insurance companies;

•	certain dealers and traders in securities or commodities that use a mark-to-market method of tax accounting;

•	investors holding Shares as part of a “straddle,” wash sale, conversion transaction, integrated transaction or constructive sale transaction;

•	U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar;

•	Non-U.S. Stockholders (as defined below) who own, or have owned, actually or constructively, more than 5% of the Shares;

•	entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes;

•	tax-exempt entities, including “individual retirement accounts” or “Roth IRAs” as defined in Section 408 or 408A of the Code, respectively;

•	regulated investment companies; or

•	real estate investment trusts.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If an investor is a partnership holding Shares or a partner in such a partnership, such investor should consult its tax advisor as to the particular U.S. federal tax consequences of holding and disposing of Shares to them.

This discussion is based on the Code, administrative pronouncements, judicial decisions and final, temporary and proposed U.S. Treasury Regulations, all as of the date hereof. These laws are subject to change, possibly on a retroactive basis. The Fund has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although the Fund intends to adopt positions it believes are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by the Fund and that, if challenged by the IRS, its tax positions might not be sustained by the courts. Persons considering the purchase of Shares should consult their own tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of owning and disposing of Shares in their particular circumstances.

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Tax Treatment of the Fund and the Predecessor Fund

Until such time as the Fund elects to be treated, and qualifies, as a regulated investment company or under Subchapter M of the Code (a “RIC”), and for any other period in which the Fund fails to qualify as a RIC, the Fund will be taxed as a “C” corporation for U.S. federal income tax purposes and will therefore be subject to corporate-level federal income tax on all of the Fund’s income at rates applicable to corporations (currently 21%). Any such U.S. corporate income tax could materially reduce cash available to make distributions on Shares. As a “C” corporation, the Fund also would not be able to deduct distributions to Stockholders, nor would the distributions be required to be made. The Fund intends to elect to be treated as a RIC effective as of the first day of its taxable year that begins on the first day of the Fund’s tax year containing this initial public offering of the Company’s Shares (the “Fund’s First RIC Tax Year”), and the Fund will be required to satisfy the RIC qualification requirements for that year. Except as stated otherwise, the remainder of this discussion assumes the Fund will elect to be treated as a RIC.

The Predecessor Fund has been treated as a partnership for U.S. federal income tax purposes since its formation, and it is intended that it will reorganize with and transfer substantially all of its assets to the Fund in connection with the initial public offering of the Fund as described in more detail below.

Tax Consequences of the Proposed Reorganization

For U.S. federal income tax purposes, the Proposed Reorganization is intended to result in the classification of the Fund as a RIC in a tax-efficient manner. It may not be possible, however, to effect the Proposed Reorganization on a tax-free basis such that no gain or loss is recognized by pre-reorganization holders of the interests in the Predecessor Fund for U.S. federal income tax purposes. The Fund anticipates that, at the end of the day before the day of the transfer of assets of the Predecessor Fund pursuant to the Proposed Reorganization, the Predecessor Fund may hold assets with “built-in gain,” which are assets whose fair market value as of such date exceeds their tax basis. If the conversion to a RIC is effected on a tax-free basis, the Predecessor Fund intends to make a “deemed sale election” under U.S. Treasury Regulation Section 1.337(d)-7 with respect to the Proposed Reorganization, which would result in gain to corporate limited partners that directly or indirectly hold interests in the Predecessor Fund prior to the closing of the Proposed Reorganization to the extent of their allocable share of the Predecessor Fund’s built-in gain. Absent the foregoing election, the Fund would pay tax on such built-in gain allocable to “C” corporation limited partners of the Predecessor Fund as of the effective date of the closing of the Proposed Reorganization in any asset sold in a taxable transaction during the five-year period beginning on day the Fund acquires the property. The amount of this tax would vary depending on the assets that are actually sold by the Fund in this five-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of the closing of the Proposed Reorganization and effective tax rates at the time. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in the Fund’s investment company taxable income, and generally the Fund must distribute annually at least 90% of any such amounts (net of corporate taxes the Fund pays on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to Stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the five-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to the Stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to Stockholders as capital gains.

Taxation as a Regulated Investment Company

To qualify as a RIC, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year the following two requirements are met. First, at least 50% of the market value of its total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and securities of non-RIC issuers that meet the following criteria: the securities of each non-RIC issuer owned by the Fund do not represent (A) more than 5% of the value of the Fund’s total assets or (B) more than 10% of the outstanding voting securities of such issuer (subject to the exception described below). Second, not more than 25% of the market value of the Fund’s total assets is invested in securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any one issuer, (B) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs (subject to the exception described below). The Fund may generate certain income that might not qualify as qualifying income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions to endeavor to prevent disqualification as a RIC.

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If the Fund fails to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and certain additional conditions are met, in which case an additional penalty tax would be payable with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the Fund’s income would be subject to corporate-level U.S. federal income tax as described below. The Fund cannot provide assurance that it would qualify for any such relief should it fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

As a RIC, in any taxable year with respect to which the Fund timely distributes at least 90% of the sum of:

•	its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax-exempt interest income (which is the excess of the Fund’s gross tax exempt interest income over certain disallowed deductions)

(collectively, the “Annual Distribution Requirement”), the Fund (but not its Stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that it distributes to its Stockholders. However, due to limits on the deductibility of certain expenses, the Fund may, in certain years, have aggregate taxable income subject to the Annual Distribution Requirement that is in excess of the aggregate net income actually earned by it in those years.

To the extent that the Fund meets the Annual Distribution Requirement but retains any net capital gain for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such income at the regular corporate income tax rates. The Fund may choose to retain any net capital gain for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

A 4% U.S. federal excise tax is imposed on a RIC if the RIC does not meet certain additional distribution requirements for each calendar year. To avoid this tax, the Fund must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

•	at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;

•	at least 98.2% of the amount by which the Fund’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and

•	certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax (collectively, the “Excise Tax Exemption Requirement”).

While the Fund generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of its taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the Excise Tax Exemption Requirement.

If, in any particular taxable year, the Fund does not satisfy the Annual Distribution Requirement or fails to qualify as a RIC (for example, because the Fund fails the 90% annual gross income requirement described above), and relief is not available as discussed above, all of the Fund’s taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to Stockholders, and distributions generally will be taxable to the Stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

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If the Fund realizes a net capital loss during any year in which it is a RIC, the excess of its net short-term capital loss over its net long-term capital gain would be treated as a short-term capital loss arising on the first day of its next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain would be treated as a long-term capital loss arising on the first day of its next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to Fund-level U.S. federal income tax, regardless of whether amounts corresponding to such gain are distributed to Stockholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses to offset its investment company taxable income.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:

•	disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, net capital losses, business interest expenses and certain underwriting and similar fees;

•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income;

•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);

•	cause the Fund to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;

•	adversely alter the characterization of certain complex financial transactions; and

•	produce income that will not qualify for purposes of the 90% annual gross income requirement described above.

The Fund will monitor its transactions and may make certain tax elections, borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules, prevent its disqualification as a RIC and prevent or mitigate imposition of corporate-level U.S. federal income tax. However, no assurance can be given as to the Fund’s eligibility for any such tax elections or that any such tax elections that are made will fully mitigate the effects of these rules.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or PIK interest may be subject to special tax rules that will affect the amount, timing and character of distributions to Stockholders. For example, if the Fund buys a debt security whose “stated redemption price at maturity” (generally, the sum of all payments required under the note other than payments of “qualified stated interest”, which generally is stated interest that is unconditionally payable in cash or in property other than debt instruments of the issuer at least annually at a single fixed rate) exceeds its issue price by an amount that does not satisfy a de minimis test, the Fund will generally be required to accrue the excess amount on a daily basis in accordance with a constant yield-to-maturity method (unless otherwise accelerated) and to distribute such income on a timely basis each year (in advance of receipt of corresponding cash) to maintain the Fund’s tax treatment as a RIC and to avoid U.S. federal income and excise taxes. Because in these and certain other circumstances the Fund may recognize income before or without receiving cash representing such income or incur expenses that are not fully deductible for tax purposes, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to sell some of the Fund’s investments at times the Fund would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thereby be subject to corporate-level income tax.

Furthermore, a portfolio company in which the Fund invests may face financial difficulty that requires the Fund to work out, modify or otherwise restructure the Fund’s investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in the Fund’s recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or the Fund receiving assets that would not count toward the asset diversification requirements.

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Gain or loss recognized by the Fund from warrants acquired by it as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.

If the Fund invests in foreign securities, it may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by the Fund. If the Fund acquires shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax (plus an interest charge) on a portion of any “excess distribution” or gain from the disposition of such shares even if such amounts are distributed by the Fund to Stockholders. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing treatment, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, subject to certain limitations, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. The Fund’s ability to make either election will depend on factors beyond its control. Under either election, the Fund may be required to recognize in a year income in excess of distributions it receives from PFICs and proceeds it receives from dispositions of PFIC stock during that year, and such income will nevertheless generally be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

If the Fund directly or indirectly holds 10% or more of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Fund may be required to include in its gross income its pro rata share of such CFC’s “subpart F income” and “Net CFC Tested Income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by U.S. shareholders. A “U.S. shareholder”, for purposes of this paragraph, is any U.S. person that possesses (directly, indirectly or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If the Fund is required to include its pro rata share of “subpart F income” or “Net CFC Tested Income” in its gross income for a taxable year, the Fund will be required to include such income in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and the Fund must distribute an amount equal to such income to satisfy the Annual Distribution Requirement and the Excise Tax Exemption Requirement.

Although the Code generally provides that income inclusions from QEFs and inclusions of subpart F income and Net CFC Tested Income from CFCs will be qualifying income for purposes of the 90% gross income requirement to the extent such income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF or inclusions of subpart F income and Net CFC Tested Income during the RIC’s taxable year with respect to which no distribution is received would be qualifying income for the 90% gross income requirement. The U.S. Treasury, however, has issued regulations that treat such income as qualifying for purposes of the 90% gross income requirement, provided the income is derived with respect to a corporation’s business of investing in stock, securities or currencies.

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s ability to pay dividends may prevent it from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject it to the 4% excise tax.

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Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and (ii) other requirements relating to its status as a RIC, including the asset diversification requirements. If the Fund disposes of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or to reduce or eliminate the 4% excise tax, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

Even if the Fund is authorized to borrow funds and/or to sell assets in order to satisfy distribution requirements, under the 1940 Act, it is not permitted to make cash distributions to its Stockholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to the 4% excise tax.

Some of the income that the Fund might otherwise earn, such as income recognized in a workout or restructuring of a portfolio investment, may cause the Fund not to satisfy the 90% gross income requirement. To manage the risk that such income might disqualify the Fund as a RIC as a result of the Fund failing to satisfy the 90% gross income requirement, one or more of the Fund’s subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax (and possible state or local tax) on their earnings, which ultimately will reduce the yield to Stockholders on such income and fees.

Failure to Qualify as a RIC

If the Fund were to fail to qualify for treatment as a RIC, and relief is not available as discussed above, the Fund would be subject to tax on all of its taxable income at regular corporate rates, and it would not be able to deduct distributions to Stockholders. Distributions would generally be taxable to Stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate U.S. Stockholders (as defined below) (subject to certain limitations) to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Stockholders (as defined below) would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, it would be required to recognize gain to the extent of any unrealized appreciation in its assets unless it made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding five-year period. The Fund’s qualification and taxation as a RIC depends upon its ability to satisfy, on a continuing basis, through actual, annual operating results, various distribution, income- and asset-related requirements, and other requirements imposed under the Code. No assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate-level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may become impossible or impracticable.

Dividend Reinvestment Plan

As discussed under “Distributions” in the Prospectus, the timing and amount of our future dividends, if any, will be determined by the Board. In the event that the Fund makes distributions on its Shares, such distributions (net of any applicable U.S. federal withholding tax thereon) will automatically be reinvested into additional Shares pursuant to the Fund’s DRIP unless a Stockholder elects to instead receive cash distributions. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Stockholders who receive distributions in the form of Shares are subject to the same federal, state and local tax consequences as are Stockholders who elect to receive their distributions in cash. More specifically, under the DRIP, a Stockholder will be taxed upon the reinvested amounts as if such Stockholder actually received the distribution in cash and then reinvested the cash in Shares. The tax consequences of the receipt of distributions are discussed below in “Taxation of U.S. Stockholders” and “Taxation of Non-U.S. Stockholders.” A Stockholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable to the Stockholder. Any Shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the Shares are credited to the U.S. Stockholder’s account.

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Taxation of U.S. Stockholders

As used herein, the term “U.S. Stockholder” means a beneficial owner of Shares that is, for U.S. federal tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

Prospective investors that are not U.S. Stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in the Shares, including the potential application of U.S. withholding taxes.

Taxation of Distributions

Distributions the Fund pays on Shares from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to U.S. Stockholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends-received deduction available to certain “C” corporations, but only to the extent that the Fund’s income consists of certain qualifying dividend income from U.S. corporations and (ii) in the case of U.S. noncorporate Stockholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund earns qualified dividend income (generally, dividend income from taxable U.S. resident corporations and certain qualified foreign corporations). There can be no assurance as to what portion of the Fund’s distributions will be eligible for the corporate dividends-received deduction or for the reduced rates applicable to qualified dividend income. It is anticipated that distributions paid by the Fund generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income.

Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a U.S. Stockholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. Stockholder.

If the Fund retains any net capital gain, it may designate the retained amounts as undistributed capital gain in a notice to U.S. Stockholders. If a designation is made, a U.S. Stockholder would include in income, as long-term capital gain, its proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for its proportionate share of the corporate tax paid by the Fund. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for its share of the taxes the Fund paid. In addition, the tax basis of the Shares owned by a U.S. Stockholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Stockholder’s income as long-term capital gain and (ii) the U.S. Stockholder’s proportionate share of the corporate tax paid by the Fund.

Dividends and other taxable distributions are taxable to the U.S. Stockholders even if they are reinvested in additional Shares. The Fund has the ability to declare a large portion of a dividend in Shares. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. Stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even if most of the dividend was paid in Shares.

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If the Fund pays a U.S. Stockholder a dividend in January that was declared in the previous October, November or December to Stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by the Fund and received by a U.S. Stockholder on December 31 of the year in which the dividend was declared.

Sale or Other Disposition of Shares

A U.S. Stockholder will recognize gain or loss on the sale or exchange of the Shares in an amount equal to the difference between the U.S. Stockholder’s adjusted basis in the Shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a U.S. Stockholder on the sale or other disposition of the Shares will result in capital gain or loss, and will result in a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of the Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends-received (including amounts credited as an undistributed capital gain dividend) by a U.S. Stockholder. A loss realized on a sale or exchange of the Shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Non-corporate U.S. Stockholders with income in excess of certain thresholds are, in general, subject to an additional 3.8% surtax on their “net investment income,” which ordinarily includes taxable distributions from the Fund and taxable gain on the disposition of the Shares.

Information Reporting and Backup Withholding

Distributions in respect of the Shares and gross proceeds from the disposition of the Shares are generally subject to information reporting, unless a U.S. Stockholder is an exempt recipient. The Fund (or another applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions or such gross proceeds to any non-corporate U.S. Stockholder (i) who fails to furnish the Fund (or the other withholding agent) with a correct taxpayer identification number or a certificate that such U.S. Stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund (or the other withholding agent) that such U.S. Stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under the backup withholding rules is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability and may entitle such U.S. Stockholder to a refund, provided that proper information is timely provided to the IRS.

Under U.S. Treasury Regulations, if a U.S. Stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Stockholder or $10 million or more for a corporate U.S. Stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. Stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. U.S. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

U.S. Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

75

Taxation of Non-U.S. Stockholders

As used herein, the term “Non-U.S. Stockholder” means a beneficial owner of Shares that is, for U.S. federal tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to tax as expatriates;

•	a foreign corporation; or

•	a foreign estate or trust.

A “Non-U.S. Stockholder” does not include a non-resident alien individual who is present in the United States for 183 days or more in the taxable year of disposition. Such an individual is urged to consult his or her own tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of Shares.

Whether an investment in the Shares is appropriate for a Non-U.S. Stockholder will depend upon that Non-U.S. Stockholder’s particular circumstances. An investment in the Shares by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisors before investing in the Shares.

Taxation of Distributions, Sale or Other Disposition of Shares

Distributions of ordinary income dividends to Non-U.S. Stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits. Different tax consequences may result if the Non-U.S. Stockholder is engaged in a trade or business in the United States (and, if required by an applicable income tax treaty, such Non-U.S. Stockholder conducts such trade or business through a permanent establishment in the United States). Special certification requirements apply to a Non-U.S. Stockholder that is a foreign trust, and such entities are urged to consult their tax advisors.

In general, no U.S. withholding taxes will be imposed on dividends paid by RICs to Non-U.S. Stockholders to the extent dividends are designated as “interest-related dividends” (and the Non-U.S. Stockholder does not own 10% or more, actually or constructively, of the underlying payor of the interest, by vote), or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a Non-U.S. Stockholder, and that satisfy certain other requirements. No assurance can be given that the Fund will distribute any interest-related or short-term capital gain dividends. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of any of the Fund’s distributions as “interest-related dividends” or “short-term capital gain dividends.”

Actual or deemed distributions of the Fund’s net capital gain to a Non-U.S. Stockholder, and gain recognized by a Non-U.S. Stockholder upon the sale of the Shares, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States).

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Stockholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale of the Shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the Shares may not be appropriate for certain Non-U.S. Stockholders.

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Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on Shares. A Non-U.S. Stockholder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting in respect of the payment of proceeds from a sale or other disposition of Shares and backup withholding on dividends or on the payment of proceeds from a sale or other disposition of Shares. Compliance with the certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid backup withholding as well. Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against the Non-U.S. Stockholder’s U.S. federal income tax liability and may entitle the Non-U.S. Stockholder to a refund, provided that the required information is timely furnished to the IRS.

FATCA

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any payments of U.S.-source dividends and the gross proceeds from the sale or other disposition of securities, such as the Shares, that can generate U.S.-source dividends or other U.S.-source “fixed or determinable annual or periodical” income to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies. An intergovernmental agreement between the United States and the non-U.S. entity’s jurisdiction may modify these requirements. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). The U.S. Treasury has released proposed regulations which, if finalized in their present form, would eliminate the application of the FATCA withholding tax to the gross proceeds of a sale or other disposition of the Shares. In its preamble to such proposed regulations, the U.S. Treasury stated that taxpayers may generally rely on the proposed regulations until final regulations are issued. An investor should consult its tax advisors regarding the effects of FATCA on its investments in the Shares, and the possible impact of these rules on the entities through which such investor holds the Shares, including, without limitation, the process and deadlines for meeting the applicable requirements to prevent the imposition of the FATCA withholding tax.

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Control Persons and Principal Stockholders

Stockholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

[As of the date of this SAI, [the Fund had not commenced investment operations and] the only outstanding Shares were owned by [the Adviser / an affiliate of the Adviser / FutureCorp], which therefore may be deemed to control the Fund until such time as it owns 25% or less of the Fund’s outstanding Shares, which is expected to occur upon the closing of this offering. The address of [●] is [●]. [●] is organized under the laws of the State of [●].]

[Simultaneously with the Fund beginning to accept offers to purchase Shares, it is intended that FutureCorp PF I, LP, (the “Predecessor Fund”) will reorganize with and transfer substantially all of its assets and liabilities to the Fund (the “Proposed Reorganization”). In connection with the Proposed Reorganization, certain limited partners of the Predecessor Fund (the “Anchor Investors”) will receive [●] and will not bear any transaction fee. As of [●], the NAV of the Predecessor Fund was approximately $[●]. An Anchor Investor may continue to be deemed to control the Fund until such time as it owns 25% or less of the outstanding Shares. This ownership will fluctuate as other investors subscribe for Shares. Depending on the size of this ownership interest at any given point in time, it is expected that one or more of the Anchor Investors will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of interest holders.]

[On [●], 2026, the Fund entered into the RRA with [●] pursuant to which the Fund agreed to file a resale registration statement to register the “Registrable Securities” covered by the RRA. Pursuant to such resale registration statement, [●] intends to register all remaining shares not sold in the initial public offering for public resale. The Fund will bear the cost of registering these securities. See “Description of Shares--Registration Rights” for a description of these registration rights.]

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Index to Financial Statements

[To be filed by amendment.]

F-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

SpaceCorp (the “Registrant”) is new and has not commenced operations as of the date of this filing, other than in connection with its organization. The Registrant’s seed financial statements and corresponding Report of Independent Registered Public Accounting Firm will be included in Part B of the Registrant’s Registration Statement on Form N-2 and will be filed in a subsequent pre-effective amendment filing.

(2)	Exhibits:

(a)	(1)	Articles of Incorporation (filed herewith).

	(2)	Articles of Amendment and Restatement (filed herewith).

(b)		Amended and Restated Bylaws (filed herewith).

(c)		Not applicable.

(d)		Not applicable.

(e)		Dividend Reinvestment Plan (filed herewith).

(f)		Not applicable.

(g)		Investment Advisory Agreement between the Registrant and FutureCorp Asset Management LLC (filed herewith).

(h)		Form of Underwriting Agreement between the Registrant, the Adviser and the Underwriter[s] (to be filed by amendment).

(i)		Not applicable.

(j)	(1)	Custody Agreement between the Registrant and [Custodian] (to be filed by amendment).

	(2)	Document Custody Agreement between the Registrant and [Custodian] (to be filed by amendment).

(k)	(1)	Administration and Accounting Services Agreement between the Registrant and [Administrator] (to be filed by amendment).

	(2)	Transfer Agency and Registrar Services Agreement between the Registrant and [Transfer Agent] (to be filed by amendment).

	(3)	Registration Rights Agreement between the Registrant and [●] (to be filed by amendment).

	(4)	Form of Indemnification Agreement between the Registrant and each of its Directors (filed herewith).

(l)		Form of Opinion and Consent of Venable LLP, Maryland Local Counsel to the Registrant (to be filed by amendment).

(m)		Not applicable.

(n)	(1)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment).

	(2)	Consent of Independent Registered Public Accounting Firm for FutureCorp PF I, LP (to be filed by amendment).

(o)		Audited Consolidated Financial Statements of FutureCorp PF I, LP for the period ended [●] (to be filed by amendment).

(p)		Form of Initial Seed Capital Purchase Agreement (filed herewith).

(q)		Not applicable.

(r)	(1)	Code of Ethics of the Registrant (to be filed by amendment).

	(2)	Code of Ethics of the Adviser (to be filed by amendment).

(s)		Filing Fee Table (filed herewith).

(t)		Power of Attorney (filed herewith).

Item 26. Marketing Arrangements

Reference is made to Exhibit (h) to this Registration Statement, to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

SEC Registration Fees	$	[●]
FINRA Filing Fees	$	[●]
Directors’ Fees	$	[●]
Transfer Agent Fees	$	[●]
Printing and engraving expenses	$	[●]
Accounting Fees and Expenses	$	[●]
Legal Fees and Expenses	$	[●]
Exchange Listing Fees	$	[●]
Miscellaneous	$	[●]
Total	$	[●]

Item 28. Persons Controlled by or Under Common Control with the Registrant

[Immediately prior to this offering, [●] (“[●]”) will own [●]% of the Registrant’s outstanding shares of common stock due to the contribution of seed capital. Immediately following completion of this offering, [●] shares ownership is expected to represent between approximately [●] and [●]% of the Registrant’s outstanding common stock. See “Control Persons and Principal Stockholders” in the SAI contained herein.]

Item 29. Number of Holders of Securities

The following table sets forth, as of [●], 2026, the number of record holders of each class of the Registrant’s securities:

Title of Class	Number of Record Holders
Shares of Common Stock	[●]

Item 30. Indemnification

Reference is made to Article VIII of the Registrant’s Charter, to be filed by amendment.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter obligates the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter also permits the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

FutureCorp Asset Management LLC, a limited liability company organized under the laws of the State of Delaware, acts as investment adviser to the Registrant.

The descriptions of the Adviser under the captions “Prospectus Summary – The Adviser,” “Risks – Adviser Risk,” and “FutureCorp Overview” in the Prospectus and under the caption “Management of the Fund” in the Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the trustees and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the trustees and officers of the Adviser in the last two years, will be included in the Adviser’s application for registration as an investment adviser on Form ADV to be filed under the Investment Advisers Act of 1940, as amended, and will be incorporated herein by reference in a subsequent pre-effective amendment filing.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o FutureCorp Asset Management LLC, [505 Van Lears Run, Villanova, Pennsylvania 19085] and at the offices of [Custodian], the Registrant’s Custodian, at [●]; [Transfer Agent], the Registrant’s Transfer Agent, at [●]; and [Administrator], the Registrant’s Administrator, at [●].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	The Registrant hereby undertakes to suspend the offering of its shares of common stock until it amends its prospectus if (a) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a)	for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Not applicable.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

EXHIBIT LIST

(a)(1)	Articles of Incorporation

(a)(2)	Articles of Amendment and Restatement

(b)	Amended and Restated Bylaws

(g)	Investment Advisory Agreement between the Registrant and FutureCorp Asset Management LLC

(k)(4)	Form of Indemnification Agreement between the Registrant and each of its Directors

(p)	Form of Initial Seed Capital Purchase Agreement

(s)	Filing Fee Table

(t)	Power of Attorney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Hollywood and State of California, on the 27th day of October, 2026.

SPACECORP

By:	/s/ Joshua Marks
	Name:	Joshua Marks
	Title:	Director and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Joshua Marks	Date: October 27, 2026
Name: Joshua Marks
Title: Director and President

/s/ Yuven Moodley	Date: October 27, 2026
Name: Yuven Moodley
Title: Treasurer

	/s/ Alejandro M. Sanchez*	Date: October 27, 2026
Name: Alejandro M. Sanchez
Title: Director

	/s/ Erik Pena*	Date: October 27, 2026
Name: Erik Pena
Title: Director

	/s/ Joshua King*	Date: October 27, 2026
Name: Alejandro M. Sanchez
Title: Director

*By:	/s/ Joshua Marks	Date: October 27, 2026
Joshua Marks
as attorney-in-fact

[Signature Page to the N-2]